Filed with the Securities and Exchange Commission on April 21, 2022.

Registration No. 333-134307

Registration No. 811-04335

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 30	☒
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 201 (Check appropriate box or boxes)	☒

SEPARATE ACCOUNT FP

(Exact Name of Registrant)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

1290 Avenue of the Americas, New York, New York 10104

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (212) 554-1234

SHANE DALY

VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, New York 10104

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2022 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in Separate Account FP.

IncentiveLife Legacy® III

Prospectus dated May 1, 2022

An individual flexible premium variable and index-linked life insurance policy issued by Equitable Financial Life Insurance Company and by Equitable Financial Life Insurance Company of America with variable investment options offered under Separate Account FP and Equitable America Variable Account K (the “Separate Account”). Each Company’s respective general account is referred to as the “general account” in this prospectus. Variable and index-linked life insurance policies are complex investment vehicles and you should speak with a financial professional about policy features, benefits, risks and fees and whether the policy is appropriate for you based on your financial situation and objectives.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. This prospectus supersedes all prior prospectuses and supplements. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.

This prospectus describes the IncentiveLife Legacy® III policy, but itself is not a policy. This prospectus is a disclosure document and describes all of the policy’s material features, benefits, rights and obligations, as well as other information. The description of the policy’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. All optional features and benefits described in this prospectus may not be available at the time you purchase the policy. We reserve the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. To make this prospectus easier to read, we sometimes use different words than the policy. The Company or your financial professional can provide any further explanation about your policy.

This policy is no longer sold. This prospectus is for current policy owners only. You should note that your investment options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.

The Market Stabilizer Option® (“MSO”) gives you the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index, excluding dividends, over approximately a one year period, although you could also experience a negative return and a significant loss of principal and previously credited interest.

What is IncentiveLife Legacy® III?

IncentiveLife Legacy® III provides life insurance coverage, plus the opportunity for you to earn a return in (i) our guaranteed interest option; (ii) an investment option we refer to as the Market Stabilizer Option®, if available, which is described in the separate Market Stabilizer Option® prospectus; and/or (iii) one or more of the variable investment options set forth in Appendix: “Investment options available under the policy” to this prospectus.

One of the investment options that may be available to you under your policy is the Market Stabilizer Option®. If you are interested in allocating amounts to the MSO, please refer to the separate MSO prospectus, which contains additional information relating to the MSO. If you did not receive an MSO prospectus and wish to obtain one, please call us at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding “Portfolio” that is part of one of the trusts (the “Trusts”), which are mutual funds. Please see Appendix: “Investment options available under the policy” for more information on the Portfolios and the Trusts. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy’s insured person dies will generally be income tax free. For more tax information, please see “Tax information” in this prospectus. In this section you will also find additional information about possible estate tax consequences under “Estate, gift, and generation-skipping taxes.”

Other choices you have.  You have considerable flexibility to tailor the policy to meet your needs. For example, subject to

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

#232770/AA & ADL
(N 44 AR only)

our rules and product limits, you can (1) choose when and how much you contribute (as “premiums”) to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by “riders” to your policy.

Other policies.  We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with another policy may not be to your advantage. You can contact us to find out more about any other insurance policy.

Contents of this Prospectus

“Financial professional” means the registered representative of either Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN) or an unaffiliated broker dealer which has entered into a selling agreement with Equitable Distributors, LLC who is offering you this policy.

When we address the reader of this prospectus with words such as “you” and “your,” we mean the person or persons having the right or responsibility that this prospectus is discussing at that point. This usually is the policy’s owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word “owner” therefore refers to all owners.

When we use the word “state,” we also mean any other local jurisdiction whose laws or regulations affect a policy.

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Contents of this Prospectus

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Contents of this Prospectus

Definitions of Key Terms

Alternative Death Benefit — the alternate higher death benefit is based upon the life insurance qualification test that you choose. We will automatically pay an alternative death benefit if it is higher than the basic death benefit option you have selected.

Amount at Risk — our amount at risk on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy.

Beneficiary — the person or entity you designate to receive the death benefit payable at the death of the Insured.

Business Day — is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Premium payments will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your premium payment, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

Cash Surrender Value — the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy.

Company — refers to Equitable Financial Life Insurance Company of America (“Equitable America”) or Equitable Financial Life Insurance Company (“Equitable Financial”). The terms “we”, “us”, and “our” are also used to identify the issuing Company. Equitable America does not do business or issue contracts in the state of New York. Generally, Equitable America will issue contracts in all states except New York and Equitable Financial will issue contracts in New York. However, if the primary selling agent is an Equitable Advisors financial professional whose business address is in the state of New York, the issuing Company will be Equitable Financial, even if the contract is issued in a state other than New York.

Cost of Insurance Charge — the monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000.

Cost of Insurance Rates — the cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured, the face amount and the policy year.

Face Amount — represents the amount of insurance coverage you want on the life of the insured person.

Guaranteed Interest Account — is a fixed account that is part of our general account, also referred to as the Guaranteed Interest Option (GIO).

Guarantee Premium — you can generally guarantee that your policy will not terminate for a number of years by paying at least certain specified amounts of premiums. We call these amounts “guarantee premiums” and they will be set forth in your policy.

Insured — the person on whose life we base this policy.

Long-Term Care ServicesSM Rider — subject to our eligibility requirements, this is an optional rider that may be elected at issue that provides for the acceleration of the policy death benefit as a payment of a portion of the policy’s death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services.

Market Stabilizer Option® (“MSO”) — the MSO is an optional rider that provides you with the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index subject to a possible negative return and a significant loss of principal and previously credited interest. Please see the Market Stabilizer Option® prospectus for more information.

Net Cash Surrender Value — the net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is “restricted” as a result of previously distributed terminal illness living benefits, and further reduced for any monthly benefit payments under the Long-Term Care ServicesSM Rider, and minus any surrender charge that then remains applicable. If you have transferred policy amounts to the MSO, please refer to the Market Stabilizer Option® prospectus for information about how we determine the net cash surrender value of that portion of your policy account value.

Net Policy Account Value — your “net policy account value” is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option and (iii) any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any “restricted” amounts that we hold in the guaranteed interest option as a result of any payment

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Definitions of Key Terms

received under a living benefits rider. The account value of any policy amounts transferred to the Market Stabilizer Option® is also included in your net policy account value, and is calculated as described in the separate Market Stabilizer Option® prospectus.

No-Lapse Guarantee — a guarantee we offer for no extra charge that provides you with a guarantee against policy termination for a specific period of time.

Owner — the owner of the policy. “You” or “your” refers to the owner.

Paid Up Death Benefit Guarantee — the “paid up” death benefit provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments subject to certain restrictions.

Policy — the policy with any attached application(s), any riders, and any endorsements.

Policy Account Value — your “policy account value” is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than amounts included in (iii)) and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the investment options). See “Borrowing from your policy” in this prospectus. The account value of any policy amounts transferred to the Market Stabilizer Option® is also included in your policy account value and is calculated as described in the separate Market Stabilizer Option® prospectus.

Premium Payments — we call the amounts you contribute to your policy “premiums” or “premium payments.”

Register date — your policy’s “register date” will be shown in your policy and is the date from which we measure the months, years and anniversaries of your policy. Your register date is determined as described in “policy issuance” under “More information about procedures that apply to your policy” in this prospectus.

Segment Maturity Date — the date on which a Segment Term is completed and the Index-Linked Rate of Return for that Segment is applied to a Segment Account Value.

Segment Maturity Value — this is the Segment Account Value adjusted by the Index-Linked Rate of Return for that Segment.

Segment Start Date — the Segment Start Date is the day on which a Segment is created.

Segment Term — the duration of a Segment. The Segment Term for each Segment begins on its Segment Start Date and ends on its Segment Maturity Date approximately one year later. We are currently only offering Segment Terms of approximately one year. We may offer different durations in the future.

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Definitions of Key Terms

Important Information You Should Consider About the IncentiveLife Legacy® III policy (the “policy”):

FEES AND EXPENSES
Charges for Early Withdrawals

We will not deduct a charge for making a partial withdrawal from your policy, however, if you surrender the policy in its first fifteen years or the first fifteen years after you have requested an increase in your policy’s face amount, you will be subject to a surrender charge of up to 4.85% of face amount. For example, if you surrender your policy in the first year and the policy face amount was $100,000, you could pay a surrender charge of up to $4,852.

There is an MSO Early Distribution Adjustment on amounts withdrawn before segment maturity which could result in a 75% loss of Segment Account Value. See MSO prospectus for more information. For more information on the impacts of withdrawals, please refer to “Making withdrawals from your policy” in this prospectus.

For more information on surrender charges, please refer to “Deducting policy charges” in this prospectus.

Transaction Charges

In addition to surrender charges, you may be subject to other transaction charges, including charges on each premium paid under the policy, charges in connection with requests to decrease your policy’s face amount, transfer fees, and other special service charges (e.g., wire transfer charges, express mail charges, policy illustration charges, duplicate policy charges, policy history charges, and charges for returned payments).

For more information on transaction charges, please refer to the “Fee Table” in this prospectus.

Ongoing Fees and Expenses (annual charges)	In addition to transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy, administration and mortality risks, MSO and the cost of optional benefits available under the policy. Such fees and expenses may be based on characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). You should view the information pages of your policy for rates applicable to your policy.
You will also bear expenses associated with the variable investment options (the “Portfolios”) under the policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Portfolios	0.56%	1.47%
Portfolio expenses are for the year ended December 31, 2021 and may be based, in part, on estimated amounts of such expenses and may change from year to year. For more information on ongoing fees and expenses, please refer to the “Fee Table” in this prospectus and Appendix: “Investment options available under the policy” which is part of this prospectus.

RISKS

Risk of Loss	You may lose money by investing in the policy.
Not a Short-Term Investment	The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is designed to provide benefits on a long-term basis. Consequently, you should not use the policy as a short-term investment or savings vehicle. Because of the long-term nature of the policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.

Risks Associated with Investment Options	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the policy and the MSO and the guaranteed investment option (GIO), each of which has its own unique risks. You should review the Portfolios’ prospectuses, the MSO prospectus and the “Guaranteed Interest Option” section in “Investment options within your policy” in this prospectus before making an investment decision. Portfolio prospectuses are available at www.equitable.com/ICSR#EQH153089.

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Important Information You Should Consider About the IncentiveLife Legacy® III policy (the “policy”):

Insurance Company Risks

For more information on the Portfolios, please refer to Appendix: “Investment options available under the policy” in this prospectus.

An investment in the policy is subject to the risks related to the Company. Any policy obligations (including under the fixed rate option and under the MSO), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request, at https://equitable.com/ selling-life-insurance/financial-strength-ratings. More information about the Company’s general account can be found in “About our general account” in this prospectus.

Policy Lapse

Death benefits will not be paid if the policy has lapsed. Your policy may lapse if, due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, your policy account value does not cover policy charges. If your policy provides for a no-lapse guarantee, you may have to pay more premiums to keep your policy from terminating. If your policy lapses, you will be notified in writing and given an opportunity to make additional payments to reinstate your policy.

For more information on how to prevent your policy from lapsing, please refer to “The minimum amount of premiums you must pay” and “You can guarantee that your policy will not terminate before a certain date” in this prospectus.

RESTRICTIONS

Investments	You may allocate your premiums to any of the Portfolios set forth in Appendix: “Investment options available under the policy”. We reserve the right to remove or substitute Portfolios as investment options under the policy.

Currently, the total of all transfers of variable investment options you make on the same day must be at least $500; except that you may transfer your entire balance in a single Portfolio, even if it is less than $500. We may limit transfers you can make into the unloaned GIO, if the paid up death benefit guarantee is in effect. For more information, please refer to “Restrictions on allocations and transfers” in “More information about policy features and benefits” in this prospectus.

There may be restrictions on transfers into and out of the MSO. For more information see the MSO prospectus.

We allow only one request for transfers each day (although that request can cover multiple transfers). Only written transfer requests submitted to our Administrative Office may be processed for policies that are jointly owned or assigned. We reserve the right to limit Policy transfers if we determine that you are engaged in a disruptive transfer activity, such as “market timing.”

For more information please refer to “Variable investment options” and “Transfers you can make” in this prospectus.
Optional Benefits	As a policy owner, you may be able to obtain extra benefits, which may require additional charges. These optional benefits are described in what is known as a “rider” to the policy.

Optional benefits are subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages (or may terminate at certain ages) and underwriting classifications. We may stop offering an optional benefit at any time.
For more information on optional benefits and other limitations under the policy, please refer to “Other benefits you can add by rider,” and “Suicide and certain misstatements” in this prospectus.
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to the investor if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

For more information on tax implications relating to policy investments, please refer to “Tax information” in this prospectus.

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Important Information You Should Consider About the IncentiveLife Legacy® III policy (the “policy”):

CONFLICTS OF INTEREST
Investment Professional Compensation	Some financial professionals may receive compensation for selling the policy to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this policy over another investment.

For more information on investment professional compensation, please refer to “Distribution of the policies” in this prospectus.

Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable to purchase the new policy, rather than continue to own your current policy.

For more information on exchanges, please refer to the paragraph titled “Section 1035 exchanges of policies” under “How you can pay for and contribute to your policy” in this prospectus, as well as the section titled “Future policy exchanges” in this prospectus.

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Important Information You Should Consider About the IncentiveLife Legacy® III policy (the “policy”):

Overview of the policy

The following summaries provide a brief overview of the more significant aspects of the policy. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and policy contract.

Brief Description of the Policy

IncentiveLife Legacy® III is a form of variable life insurance the primary purpose of which is to provide a death benefit which is paid upon the death of the insured person. The Policy provides life insurance coverage, plus the opportunity for you to earn a return in (i) our guaranteed interest option, (ii) an investment option we refer to as the MSO, and/or (iii) one or more of the Portfolios, which are listed in Appendix: “Investment options available under the policy” to this prospectus. The policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. You have considerable flexibility to tailor the policy to meet your needs.

Some policy forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See Appendix: “States where certain policy features and/or benefits are not available or vary” for state availability and a description of all material variations to features and riders that differ from the description contained in this prospectus.

The form number for this policy is 09-100. A state and/or other code may follow the form number if your policy form number begins with 09-100. Your policy’s form number is located in the lower left-hand corner of the first page of your policy.

Premiums

The policy offers flexibility in paying premiums. With certain exceptions, you choose the timing and the amount of premium payments. Payment of insufficient premiums may result in a lapse of the policy.

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under the Internal Revenue Code (the “Code”). In your application, you may choose either the guideline premium/ cash value corridor test (“guideline premium test”) or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of “life insurance” limits your ability to pay certain high levels of premiums (relative to your policy’s insurance coverage), but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

You can allocate your Policy’s value to the Portfolios or to the guaranteed interest option. Additional information on the available Portfolios are listed in Appendix: “Investment options available under the policy”. The guaranteed interest option pays a fixed rate of interest that we declare periodically with a 1.5% minimum. The MSO rider, if available under your policy, provides you with the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index subject to the possibility of negative returns and significant loss of principal and previously credited interest. Different procedures and additional restrictions on withdrawals, loans, surrender and right to cancel apply to the MSO. For additional information see the MSO prospectus.

Contract Features

Types of Death Benefit — If the insured dies, we pay a life insurance benefit to the “beneficiary” you have named. You may choose from two types of death benefit options. You may change from one death benefit type to another, subject to limitations, and charges may apply. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B:

•	Option A: The policy’s face amount on the date of the insured’s death. The amount of this death benefit doesn’t change over time, unless you take any action that changes the policy’s face amount.

•

Option B: The face amount plus the policy’s “account value” on the date of the insured’s death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including Portfolio investment performance, charges and

10

Overview of the policy

expenses, premium payments and withdrawals) affect your policy’s account value.

There is also an alternative higher death benefit paid in certain circumstances. For additional detail regarding the calculation and payment of death benefits see “Accessing your money” in this prospectus.

Loans — You may borrow money from your policy, subject to certain limitations. Interest charges will apply.

Withdrawals — Subject to certain conditions, you may withdraw a part of your policy’s cash surrender value without surrendering the policy.

Surrendering the Policy — A policy may be surrendered for its net cash surrender value while the insured is living. Tax penalties may apply.

Riders — You may be able to obtain extra fixed benefits under the policy, which may require additional charges. These optional insurance benefits are referenced herein as “riders” to the policy.

You may be eligible for the following riders that we charge for:

•	Children’s Term Insurance Rider: This rider provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days and 18 years old.

•	Disability Deduction Waiver Rider: This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured’s 60th birthday.

•	Long-Term Care ServicesSM Rider: This rider provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured being a chronically ill individual who is receiving qualified longterm care services in accordance with a plan of care.

•	Option to Purchase Additional Insurance Rider: This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability.

In addition, the following benefits may be added at no charge:

•	Charitable Legacy Rider: An optional rider may be elected at issue that provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost.

•	Living Benefits Rider: This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy’s death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).
•	Paid Up Death Benefit Guarantee (in certain states, the Paid Up Death Benefit Guarantee Endorsement is known as the Paid Up No Lapse Guarantee Endorsement): This benefit provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments.

•	Substitution of Insured Person Rider: If your policy has the Substitution of Insured Person Rider, after the policy’s second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. We are not currently permitting changes of a policy’s insured person. For further information please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus.

These benefits will be automatically added at no charge to eligible policies:

•	Loan Extension Endorsement: Your policy offers an additional feature against policy termination due to an outstanding loan, called “loan extension.”

•	No-Lapse Guarantee: This guarantee provides you with a guarantee against policy termination for a specific period of time.

Depending on when your policy was purchased, certain variations may apply which differ from the information contained in this section. In addition, depending on where your policy was issued, certain features or benefits may not be available or vary from the policy’s features and benefits described in this prospectus. Please see Appendix: “States where certain policy features and/or benefits are not available or vary” in this prospectus for more information.

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Overview of the policy

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy’s information pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between Portfolios.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium charge(1)	From each premium	8%

Surrender (turning in) of your policy during its first 15 years or the first 15 years after you have requested an increase in your policy’s face amount(2)	Upon surrender	Initial surrender charge per $1,000 of initial base policy face amount or per $1,000 of requested base policy face amount increase:(3) Highest: $48.52 Lowest: $11.72

Charge for a representative investor (male age 35 at issue or at the time of a requested face amount increase, in the preferred elite non-tobacco user risk class)	Upon surrender	Representative: $20.24

Request a decrease in your policy’s face amount during its first 15 years or the first 15 years after you have requested an increase in your policy’s face amount	Effective date of the decrease	A pro rata portion of the charge that would apply to a full surrender at the time of the decrease.

MSO Early Distribution Adjustment	On surrender or other distribution (including loan) from an MSO Segment prior to its Segment Maturity Date	75% of Segment Account Value(9)

Transfers among investment options	Upon transfer	$25 per transfer(4)(6)

Adding the terminal illness living benefit rider	At the time of the transaction	$100 (if elected after policy issue)

Exercise of option to receive the terminal illness living benefit	At the time of the transaction	$250

Special Services Charges

• Wire Transfer Charge(5)	At the time of the transaction	Current and Maximum Charge: $90

• Express Mail Charge(5)	At the time of the transaction	Current and Maximum Charge: $35

• Policy Illustrration Charge(6)	At the time of the transaction	Current Charge: $0

Maximum Charge: $25

• Duplicate Policy Charge(7)	At the time of the transaction	Current and Maximum Charge: $35

• Policy History Charge(7)(8)	At the time of the transaction	Current and Maximum Charge: $50

• Charge for Returned Payments(8)	At the time of the transaction	Current and Maximum Charge: $25

(1)

We currently deduct 8% of each premium payment in policy years one and two and 6% thereafter. Any premium received in the 24th month following policy issuance will also attract the lower premium charge of 6%.

(2)	The surrender charge attributable to an increase in your policy’s face amount is in addition to any remaining surrender charge attributable to the policy’s initial face amount.
(3)	The initial amount of surrender charge depends on each policy’s specific characteristics.

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Fee Table

(4)

No charge, however, will ever apply to a transfer of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed in this prospectus. The transfer charge will not apply to amounts transferred into or out of the MSO. See the MSO prospectus for more information.

(5)	Unless you specify otherwise, this charge will be deducted from the amount you request.
(6)	We do not currently charge this fee, but reserve the right to in the future.
(7)	The charge for this service must be paid using funds outside of your policy. Please see “Deducting policy charges” under “More Information about certain policy charges” for more information.
(8)	The charge for this service may be less depending on the policy history you request. Please see “Deducting policy charges” under “More Information about policy charges” for more information.
(9)

The actual amount of Early Distribution Adjustment is determined by a formula that depends on, among other things, how a specified widely published stock market index has performed since the Segment Start Date. The maximum amount of the adjustment would occur if there is a total distribution at a time when that index had declined to zero. Please refer to the MSO Prospectus for more information about the index and Early Distribution Adjustment.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Portfolio fees and expenses.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Cost of insurance charge(1)(2)	Monthly	Charge per $1,000 of the amount for which we are at risk:(3) Highest: $83.34 Lowest: $0.02
Charge for a representative investor (male age 35 at issue in the preferred elite non-tobacco user risk class).	Monthly	Representative: $0.10
Mortality and expense risk charge	Monthly	0.85% (annual rate) of your value in our variable investment options

Administrative charge(1)	Monthly	(1) Current Amount Deducted	Maximum Amount Deducted
		$10	$15

		-plus-

		(2) Charge per $1,000 of the initial base policy face amount and any requested base policy face amount increase that exceeds the highest previous face amount: Highest: $1.20
		Lowest: $0.05
Charge for a representative investor (male age 35 at issue or at the time of a requested face amount increase, in the preferred elite non-tobacco user risk class).	Monthly	Representative: $0.11

Loan Interest Spread(4)	On each policy anniversary (or on loan termination, if earlier)	1% of loan amount.

Optional rider charges: While the rider is in effect
Children’s term insurance	Monthly	Charge per $1,000 of rider benefit amount: $0.50
Disability deduction waiver	Monthly	Percentage of all other monthly charges: Highest: 132% Lowest: 7%

Charge for a representative investor (male age 35 at issue in the preferred elite non-tobacco user risk class)	Monthly	Representative: 12%

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Fee Table

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted

Market Stabilizer Option® (MSO)(5)

MSO Variable Index Benefit Charge	On the MSO Segment Start Date	0.75% of the amount being transferred from the MSO Holding Account to an MSO Segment

MSO Variable Index Segment Account Charge	At the beginning of each policy month during the MSO Segment Term	1.65% calculated as an annual % of your Segment Account Value(6)

MSO Loan Spread(7) for Amounts of Policy Loans Allocated to MSO Segment	On each policy anniversary (or on loan termination, if earlier)	5%

Option to purchase additional insurance	Monthly	Charge per $1,000 of rider benefit amount: Highest: $0.17 Lowest: $0.04

Charge for representative investor (male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly	Representative: $0.16

Long-Term Care ServicesSM Rider(8)	Monthly

Charge per $1,000 of the amount for which we are at risk:(9)

With the optional Nonforfeiture Benefit:

Highest: $2.94

Lowest: $0.25

Without the optional Nonforfeiture Benefit:

Highest: $2.67

Lowest: $0.22

Charge for a representative investor (male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly	Representative (with the optional Nonforfeiture Benefit): $0.53

Charge for a representative investor (male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly	Representative (without the optional Nonforfeiture Benefit): $0.49

(1)	Not applicable after the insured person reaches age 121.
(2)	Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.
(3)	Our amount “at risk” under your policy is the difference between the amount of death benefit and the policy account value as of the deduction date.
(4)

We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The interest rate we charge on policy loans is the greater of (a) 2.5% or (b) the “Monthly Average Corporate” yield published by Moody’s Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit, which will not exceed 1%. For more information on the maximum rate see “Borrowing from your policy — Loan interest we charge” in “Accessing your money” in this prospectus.

(5)

Our amount “at risk” for this rider depends on the death benefit option selected under the policy. See “More information about policy features and benefits — Long-Term Care ServicesSM Rider” in this prospectus.

(6)	Currently we deduct this charge at a 0.40% annual rate, rather than at the maximum rate shown.
(7)

We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The “spread” is the difference between the interest rate we charge you on a policy loan and the interest rate we credit to you on the amount of your policy account value that we hold as collateral for the loan. Please refer to the MSO Prospectus for more information.

(8)

Our amount “at risk” for this rider depends on the death benefit option selected under the policy. See “More information about policy features and benefits — Long-Term Care ServicesSM Rider” later in this prospectus.

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Fee Table

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found in Appendix: “Investment options available under the policy”.

Annual Portfolio Company Expenses	Minimum	Maximum
Total Annual Portfolio Operating Expenses before the effect of Expense Limitation Arrangements (expenses that are deducted from Portfolio asset, including management fees, distribution and/or service (12b-1) fee, and other expenses)(1)	0.56%	1.47%
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation Arrangements(1)	0.55%	1.44%

(1)

“Total Annual Portfolio Operating Expenses” are for the year ended December 31, 2021 and may be based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2023 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2023.

You bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. These fees and expenses are reflected in the Portfolio’s net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio’s fees and expenses is contained in the Trust prospectus for that Portfolio.

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Fee Table

1. Principal risks of investing in the policy

IncentiveLife Legacy® III is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this “base policy” are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in “Other benefits you can add by rider” under “More information about policy features and benefits” in this prospectus.

Risks of investing in a policy

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

•	If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

•	If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any guarantees against termination, paid-up death benefit guarantee or loan extension feature you may have, you could have to pay more premiums to keep your policy from terminating.

•	If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy’s Grace Period provision and any loan extension endorsement you may have.

•	If you take a policy loan or a partial withdrawal you may decrease the net policy account value, cash surrender value and/or death benefit and may risk the loss of the no lapse guarantee.

•	There are unique risks associated with the MSO including loss of principal and previously credited interest up to 75% of Segment Account Value and adjustments in account value if amounts are withdrawn prior to the end of a Segment Term.

•	We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the “Fee Table” in this prospectus.

•	There may be adverse tax consequences associated with taking a policy loan or making a partial withdrawal from your policy.
•	You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

•	Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy’s face amount as a result of a partial withdrawal.

•	The guarantees we make to you under this policy are supported by the Company’s general account and are subject to the Company’s claims paying ability. You should look solely to the financial strength of the Company for its claims-paying ability.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each variable investment option may be found in the Trust prospectus for that investment option and in the MSO prospectus.

How the IncentiveLife Legacy® III variable life insurance policy is available

IncentiveLife Legacy® III is primarily intended for individuals, businesses and trusts. However, we do not place limitations on its use. Please see “Tax Information” in this prospectus for more information. IncentiveLife Legacy® III is generally available for issue ages 0-85.

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Principal risks of investing in the policy

2. The Company

Equitable Financial Life Insurance Company of America is an Arizona stock life insurance corporation organized in 1969. Equitable Financial Life Insurance Company is a New York stock life insurance corporation doing business since 1859. We are indirect wholly owned subsidiaries of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

No other company has any legal responsibility to pay amounts that we owe under the policies. We are solely responsible for paying all amounts owed to you under the policy.

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The Company

How to reach us

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to “Telephone and Internet requests” for effective dates for processing telephone, Internet and fax requests, in this prospectus.

By mail:

At the Post Office Box for our Administrative Office:

Equitable Financial Life Insurance Company — Life Operations Center

— or —

Equitable Financial Life Insurance Company — Life Operations Center

P.O. Box 1047

Charlotte, North Carolina 28201-1047

By express delivery only:

At the Street Address for our Administrative Office:

Equitable Financial Life Insurance Company — Life Operations Center

— or —

Equitable Financial Life Insurance Company — Life Operations Center

8501 IBM Drive, Suite 150

Charlotte, North Carolina 28262-4333

1-704-341-7000 (for express delivery purposes only)

By Phone:

Monday through Thursday, 8:30 am to 7:00 pm and Friday, 8:30 am to 5:30 pm, Eastern Time: 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

By e-mail:

life-service@equitable.com

By fax:

1-855-268-6378

By Internet:

You may register for online account access at www.equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

Required Forms.  We require that the following types of communications be on specific forms we provide for that purpose:

(1)	request for our automatic transfer service (our dollar cost averaging service);

(2)	request for our asset rebalancing service;
(3)	transfers among investment options (if submitted by e-mail);

(4)	designation of new policy owner(s); and

(5)	designation of new beneficiary(ies).

Other Requests.  We also have specific forms that we recommend you use for the following:

(a)	policy surrenders;

(b)	transfers among investment options (not submitted by e-mail);

(c)	changes in allocation percentages for premiums and deductions; and

(d)	electing the paid up death benefit guarantee.

You can also change your allocation percentages and/or change your address (1) by phone and (2) over the Internet, through www.equitable.com or (3) by writing our Administrative Office. You can transfer among investment options using (2) and (3), as described in the previous sentence, only. For more information about transaction requests you can make by phone or over the Internet, see “How to make transfers” and “Telephone and Internet requests” in this prospectus. In the future, we may require that certain requests be completed over the Internet.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as “market timing.” (See “Disruptive transfer activity” in “More information about other matters.”)

Formal Requirements. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, title (if applicable), the insured person’s name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting

18

The Company

on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

eDelivery

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com.

About our Separate Account

Each variable investment option is a part (or “subaccount”) of our Separate Account. Equitable Financial Life Insurance Company established Separate Account FP under special provisions of the New York Insurance Law, and Equitable Financial Life Insurance Company of America established Equitable America Variable Account K under Arizona Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in the Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from a Separate Account that represent our investments in a Separate Account or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against a Separate Account reflect its own investment experience and not the investment experience of the Company’s other assets.

Each Separate Account is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or the Separate Account. Although the Separate Account is registered, the SEC does not monitor the activity of the Separate Account on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of the Separate Account available under IncentiveLife Legacy® III invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. The Separate Account immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to the Company Separate Accounts in connection with the Company’s variable life insurance and/ or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. EQ Advisors Trust and EQ Premier VIP Trust also sell their shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our policy owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

Your voting privileges

Voting of Portfolio shares.  As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio’s shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in each Separate Account (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policy owners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

Voting as policy owner.  In addition to being able to instruct voting of Portfolio shares as discussed above, policy owners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in the Separate Account in the same proportion as the instructions we receive from holders of Incentive Life Legacy® III and other policies that the Separate Account supports.

About the Trusts

The Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

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The Company

The Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on the Trusts’ shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b- 1 plan and other aspects of its operations, appears in the prospectuses for each Trust, or in their respective SAIs, which are available upon request.

For more information on the Portfolios, please refer to Appendix: “Investment options available under the policy” in this prospectus.

20

The Company

3. Portfolios of the Trusts

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart in Appendix: “Investment options available under the policy” indicates the sub-adviser(s) for each Portfolio, if any. The chart in Appendix: “Investment options available under the policy” also shows the currently available Portfolios and their investment objectives.

You should be aware that Equitable Advisors and Equitable Distributors, LLC (“Equitable Distributors”) (together, the “Distributors”) directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The affiliated Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG, a wholly owned subsidiary of the Company, receives management fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administrative fees in connection with the services they provide to the Portfolios. As such, it may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

The Company, the Distributors or our other affiliates may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/ or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios’ average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for providing certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers’ respective Portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see “Allocating your contributions” in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment

21

Portfolios of the Trusts

objective and/ or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that use the EQ volatility management strategy, are identified in Appendix: “Investment options available under the policy.”

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the volatility management strategy. Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Information regarding each Portfolio, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and subadviser(s), as applicable; (iv) current expenses; and (v) performance is available in Appendix: “Investment options available under the policy” to this prospectus. Separate prospectuses that contain more detailed information about the Portfolios have been issued by their respective Trusts.

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of the Trust prospectuses you may call 1-877-522-5035 or go to www.equitable.com/ICSR#EQH153089.

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Portfolios of the Trusts

4. Determining your policy’s value

How you can pay for and contribute to your policy

Premium payments.  We call the amounts you contribute to your policy “premiums” or “premium payments.” The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice.

If you elect a “paid up” death benefit guarantee, you cannot make additional premium payments under your policy. Otherwise, with a few additional exceptions mentioned below, you can make premium payments at any time and in any amount. See “Paid up death benefit guarantee” in “More information about policy features and benefits” later in this prospectus for more information.

Section 1035 exchanges of policies with outstanding loans.  If we approve, you may purchase an IncentiveLife Legacy® III policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid exchange under Section 1035 of the Internal Revenue Code (the “Code”). If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the IncentiveLife Legacy® III policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the IncentiveLife Legacy® III policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see “Borrowing from your policy” later in this prospectus).

You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the insured’s 121st birthday, so long as you don’t exceed certain limits determined by the federal income tax laws applicable to life insurance.

Your choice of a life insurance qualification test and limits on premium payments.  A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/ cash value corridor test (“guideline premium test”) or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of “life insurance” limits your ability to pay certain high levels of premiums (relative to your policy’s insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under “Determining your policy’s value,” in this prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a “modified endowment contract,” which may subject you to additional taxes and penalties on any distributions from your policy. See “Tax information” later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. In particular, you may wish to ask for an illustration under both the guideline premium test and the cash value accumulation test to see the possible impact of making future changes to your policy under various investment return assumptions. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

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Determining your policy’s value

Planned periodic premiums.  Page 3 of your policy will specify a “planned periodic premium.” This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

Premium Payment Plans  The following premium payment plans are available:

•	Direct billing is available on monthly, quarterly, semi-annual, and annual modes. The Company will send premium reminder notices approximately 25 days before the due date based on the mode chosen, i.e., monthly, quarterly, semi-annually, or annually.

•	Military allotment billing is available on monthly mode only.

•	Salary allotment is available on monthly, quarterly, semiannual, and annual modes. The minimum case requirement for new salary allotment billing units is five lives.

•	Systematic billing is available on monthly and quarterly modes. Under systematic billing, the policy owner may specify the day of the month on which the premiums should be deducted from their account (draft date).

The premium payment plan and/or mode may be changed.

The minimum amount of premiums you must pay

Policy “lapse” and termination.  Your policy will lapse (also referred to in your policy as “default”) if your “net policy account value” is not enough to pay your policy’s monthly charges when due unless:

•	you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see “You can guarantee that your policy will not terminate before a certain date” below);

•	you are receiving monthly benefit payments under the Long-Term Care ServicesSM Rider (see “Other benefits you can add by rider” under “More information about policy features and benefits” later in this prospectus);

•	you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value (see “You can elect a “paid up” death benefit guarantee” below); or

•	your policy has an outstanding loan that would qualify for “loan extension.”

(“Policy account value” and “net policy account value” are explained under “Determining your policy’s value” later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we receive the requested amount before the end of the grace period, it will be treated as a loan repayment to the extent it is less than or equal to any outstanding policy loan and accrued loan interest. The remainder of the payment, if any, will be treated as a premium payment. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges (but not more than the amount to maintain one of the available guarantees against termination), policy loans or liens and accrued loan or lien interest, to the beneficiary you have named.

Your policy will terminate if you don’t pay enough premiums (i) to pay the charges we deduct, or (ii) to maintain the no lapse guarantee that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See “Tax information,” later in this prospectus.

Restoring a terminated policy.  To have your policy “restored” (put back in force), you must apply within three years after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will be an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. The no lapse guarantee will not be restored after the policy terminates.

You can guarantee that your policy will not terminate before a certain date

No Lapse Guarantee.  You can generally guarantee that your policy will not terminate for a number of years (the “guarantee period”) by paying at least certain specified

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Determining your policy’s value

amounts of premiums (the “guarantee premiums”). We call this our “No Lapse Guarantee.” The length of your policy’s guarantee period will range from 5 to 15 years, depending on the insured’s age when we issue the policy. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.

During the guarantee period, however, the No Lapse Guarantee applies only if:

•	You have satisfied the “guarantee premium test” (discussed in “Guarantee premium test for the no lapse guarantee” under “More information about policy benefits” later in this prospectus); and

•	Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if the guarantee period expires.

If you pay at least certain prescribed amounts of premiums and any outstanding policy loan and accrued loan interest do not exceed the policy account value, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges. The no lapse guarantee is not impacted by your choice of death benefit option.

You can elect a “paid up” death benefit guarantee

Provided certain requirements are met and subject to our approval, you may elect to take advantage of our “paid up” death benefit guarantee (certain policies may refer to this as the “paid up” no lapse guarantee) at any time after the fourth year of your policy if the insured’s attained age is 120 or less and provided you have death benefit Option A in effect.

If you elect the paid up death benefit guarantee, we may reduce your base policy’s face amount. Thereafter, your policy will not lapse so long as the paid up death benefit guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guaranteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time. Our paid up death benefit guarantee is not available if you received a living benefit on account of terminal illness at any time. Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care ServicesSM Rider prior to continuing coverage under any Nonforfeiture Benefit. Also, election of a paid up death benefit guarantee will terminate any Long-Term Care ServicesSM Rider subject to any Nonforfeiture Benefit, if elected.

The guarantee will also terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii)

you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see “Paid up death benefit guarantee” under “More information about policy features and benefits” later in this prospectus.

You can receive an accelerated death benefit under the Long-Term Care ServicesSM Rider

In states where approved and subject to our eligibility requirements, an optional rider may be added to your policy at issue that provides an acceleration of the policy’s death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualified long-term care services in accordance with a plan of care. This is our Long-Term Care ServicesSM Rider. The long-term care specified amount at issue must be at least $100,000. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select and whether you select the rider with or without the optional Nonforfeiture Benefit. You can terminate this rider after your first policy year. For more information about this rider, see “Other benefits you can add by rider” under “More information about policy features and benefits” later in this prospectus.

Investment options within your policy

Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the “Investment Start Date”). Before this date, your initial premium will be held in a non-interest bearing account. See “Policy issuance” in “More information about procedures that apply to your policy” later in this prospectus.

In those states that require us to return your premium with-out adjustment for investment performance within a certain number of days (see “Your right to cancel within a certain number of days,” later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the later of the Investment Start Date and the issue date for 20 calendar days (the “Money Market Lock-in Period”). However, if we have not received all necessary requirements for your policy as of the Issue Date, the Money Market Lock-In Period will begin on the date we receive all necessary requirements to put the policy in force at our Administrative Office. On the first business day following the Money Market Lock-in Period, we will reallocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the “Allocation Date” is the first business day following the

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Determining your policy’s value

Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and the Company. The policy is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. If your policy is sold by a financial professional of Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”), your financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

You can choose among variable investment options.

Variable investment options.  The available variable investment options are listed in Appendix: “Investment options available under the policy” in this prospectus. (Your policy and other supplemental materials may refer to these as “Investment Funds.”) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth in this prospectus under “Portfolios of the Trusts.”

You will find other important information about each Portfolio in the separate prospectuses for each Trust, including a comprehensive discussion of the risks of investing in each Portfolio. To obtain copies of Trust prospectuses, you may call 1-877-522-5035 or go to www.equitable.com/ICSR#EQH153089. We may add or delete variable investment options or Portfolios at any time.

If you exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the EQ Strategic Allocation investment options, or those investment options we are then making available under the rider

(see “Other benefits you can add by rider” under “More information about policy features and benefits”).

Guaranteed interest option.  You can also allocate some or all of your policy’s value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (1.5% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the “Guaranteed Interest Account.”)

If you elect the paid up death benefit guarantee, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option. For more information on these restrictions, see “Paid up death benefit guarantee” under “More information about policy features and benefits” later in this prospectus.

We will pay at least 1.5% annual interest on our guaranteed interest option.

Market Stabilizer Option® (“MSO”).  The MSO rider, if available under your policy, provides you with the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index. The S&P 500 Price Return Index includes 500 companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index. Any amount that you decide to invest in the MSO is allocated to a “Segment”, each of which has a specific start date and a limited duration. On the final day of the Segment, the index-linked return associated with that Segment will be applied to your Segment Account Value (as defined in the MSO Prospectus), and may be positive, zero or negative. Please be aware that the possibility of a negative return on this investment at the end of a Segment Term could result in a significant loss of principal and previously credited interest. Please see the Market Stabilizer Option® prospectus for more information.

Your policy account value

As set forth in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy’s “account value.” You instruct us to allocate your policy account value to one or more of the policy’s investment options indicated in Appendix: “Investment options available under the policy” in this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than in (iii)), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which

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Determining your policy’s value

has not yet been allocated to the investment options). See “Borrowing from your policy” in this prospectus. Your “net policy account value” is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any “restricted” amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our “Guaranteed Interest Account.”) Your policy account value is subject to certain charges discussed in “More information about policy charges” in this prospectus.

The account value of policy amounts transferred to the Market Stabilizer Option®, if applicable, is calculated as described in the separate Market Stabilizer Option® prospectus.

Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.

Your policy’s value in our variable investment options.  We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by “units.”

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy’s variable investment options, we “redeem” (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you “purchase” additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio’s shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day’s value for one such unit. The mortality and expense risk charge mentioned in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see “How we allocate charges among your investment options” in this prospectus.

Your policy’s value in our guaranteed interest option. Your policy’s value in our guaranteed interest option includes: (i)

any amounts that have been allocated to that option, based on your request, and (ii) any “restricted” amounts that we hold in that option as a result of your election to receive a living benefit. See “Your option to receive a terminal illness living benefit” in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 1.5% effective annual rate.

Amounts may be allocated to or removed from your policy’s value in our guaranteed interest option for the same purposes as described in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

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Determining your policy’s value

5. Transferring your money among our investment options

Transfers you can make

You can transfer among our variable investment options and into our guaranteed interest option.

After your policy’s Allocation Date, you can transfer amounts from one investment option to another. Unless the paid up death benefit guarantee is in effect, there are no restrictions on transfers into or out of the guaranteed interest option. However, transfers out of the guaranteed interest option and among our variable investment options are more limited. Currently, the total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We reserve the right to lower this $500 limit upon written notice to you. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the paid up death benefit guarantee is in effect. For more information, see “Paid up death benefit guarantee” in “More information about policy features and benefits.” If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.

Please see “Investment options within your policy” for more information about your role in managing your allocations.

Current unrestricted transfers out of the guaranteed interest option.  We are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter, you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option until further notice. If we decide to change our limitations on transfers out of the guaranteed interest option, we will provide you with notice of at least 30 days.

See the “How to make transfers” section below on how you can request a transfer. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day.

Please note that the ability to make unrestricted transfers from the guaranteed interest option does not apply to any amounts that we are holding as collateral for a policy loan or as “restricted” amounts as a result of your election to receive a living benefit, if available under your policy.

If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.

Transfers into and out of the MSO  If you elect to transfer account value to the MSO, there must be sufficient funds remaining in the guaranteed interest option to cover the Charge Reserve Amount (as defined in the MSO Prospectus). There are also additional restrictions that may apply. For more information about transfers into and out of the MSO, see “Transfers” in the “Description of the Market Stabilizer Option” section of the MSO Prospectus.

Disruptive transfer activity.  We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “More information about other matters”).

How to make transfers

Internet transfers.  You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our www.equitable.com website and registering for online account access.

This service may not always be available. The restrictions relating to online transfers are described below.

Online transfers.  Generally, you can make online transfers by following one of two procedures:

•	For individually owned policies for which you are the owner, by logging onto our website, described under “By Internet” in “How to reach us” in this prospectus; or

•	For corporation and trust owned policies, we require a special authorization form to obtain access. The form is available on our website www.equitable.com or by contacting our Administrative Office.

For more information, see “Telephone and Internet requests” in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.

Transfers through our Administrative Office.  You may submit a written request for a transfer to our Administrative Office. We require a written request for jointly owned policies.

Our automatic transfer service

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit’s value is low, and fewer units if the unit’s value is high. Therefore, you may achieve a lower average cost per unit over the long-term.

Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.

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Transferring your money among our investment options

Our automatic transfer service (also referred to as our “dollar cost averaging service”) enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time by sending a written request to our Administrative Office. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

Our asset rebalancing service

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Certain investment options, such as the guaranteed interest option, are not available investment options with the asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension.

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Transferring your money among our investment options

6. Accessing your money

About your life insurance benefit

As long as your policy is in force, we will pay the death benefit to your beneficiary or beneficiaries once we receive at our Administrative Office satisfactory proof of the Insured’s death. The death benefit is determined as of the date of death and generally paid within 7 days after proof of death and any other required documents are received. For information on the commencement of insurance coverage, please see “policy issuance” under “More information about procedures that apply to your policy” in this prospectus.

Your policy’s face amount.  In your application to buy an IncentiveLife Legacy® III policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the “face amount” of the base policy. $100,000 is the minimum amount of coverage you can request.

If the insured person dies, we pay a life insurance benefit to the “beneficiary” you have named. (See “Your options for receiving policy proceeds” under “More information about policy features and benefits” later in this prospectus.) The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.

Your policy’s “death benefit” options.  In your policy application, you also choose whether the basic amount (or “benefit”) we will pay if the insured person dies is:

•	Option A — The policy’s face amount on the date of the insured person’s death. The amount of this death benefit doesn’t change over time, unless you take any action that changes the policy’s face amount;

— or —

•	Option B — The face amount plus the policy’s “account value” on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy’s account value.

Your policy’s “account value” is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under “Determining your policy’s value” later in this prospectus.)

Under Option B, your policy’s death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated.

Alternative higher death benefit in certain cases

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code’s definition of “life insurance.”

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person’s date of death by a percentage specified in your policy. Representative percentages are as follows:

If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.

Age:(1)	40 and under	45	50	55	60	65
%:	250%	215%	185%	150%	130%	120%
Age:(1)	70	75-90	91	92	93	94 and over
%:	115%	105%	104%	103%	102%	101%

(1)	For the then-current policy year.

For example, if the guideline premium test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 120%, then the death benefit under Option A is the alternative death benefit of $102,000 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see Appendix: “Calculating the alternate death benefit” later in this prospectus.

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy’s cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured’s age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner’s Standard Ordinary Mortality Tables.

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For example, if the cash value accumulation test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 185.7%, then the death benefit under Option A is the alternative death benefit of $157,845 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see Appendix: “Calculating the alternate death benefit” later in this prospectus.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

Other adjustments to death benefit.  We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person’s death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See “Your option to receive a terminal illness living benefit” later in this prospectus. Under the Long-Term Care ServicesSM Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit, unless benefits are being paid under the optional Nonforfeiture Benefit. Please see “Long-Term Care ServicesSM Rider” later in this prospectus.

Death benefit if your policy is on loan extension. Your policy offers an additional feature against policy termination due to an outstanding loan, called “loan extension.” Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see “Borrowing from your policy” under “Accessing your money.”

You can request a change in your death benefit option from Option B any time after the first year of the policy and before the policy anniversary nearest to the insured’s 121st birthday; however, changes to Option B are not permitted beyond the policy year in which the insured person reaches the maximum age for changes to Option B shown in their policy.

Change of death benefit option. If you change your death benefit option, we will adjust your policy’s face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy’s death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy’s face amount by an amount equal to your policy’s account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy’s face amount by an amount equal to your policy’s account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy’s death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy’s face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches the maximum age for changes to Option B shown in their policy, (b) if the paid up death benefit guarantee is in effect, or (c) your policy is on loan extension.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not request a change of the death benefit option from Option A to Option B under the policy while the Long-Term Care ServicesSM Rider is in effect. You may request a change from Option B to Option A. Please also refer to “Tax Information” later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

You can increase or decrease your insurance coverage

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy’s face

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amount any time after the first year of your policy but before the policy year in which the insured person reaches age 121. The requested increase or decrease must be at least $10,000. Please refer to “Tax information” for certain possible tax consequences of changing the face amount of your policy.

We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges under any optional disability waiver rider that is part of the policy; (ii) the paid up death benefit guarantee is in effect; or (iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached the maximum age for a face amount increase shown in their policy; or (ii) while the Long-Term Care ServicesSM Rider is in effect, unless coverage has been continued under the optional Nonforfeiture Benefit. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long-Term Care ServicesSM Rider.

Certain policy changes, including increases and decreases in your insurance coverage may also affect the guarantee premiums under the policy.

The following additional conditions also apply:

Face amount increases.  We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge administrative charge, and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same underwriting classification. An additional 15 year surrender charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, the increase will be declined. See “Other benefits you can add by rider” in “More information about policy features and benefits”.

Face amount decreases.  You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code’s definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy’s face amount or change your death benefit option. This may be necessary in order to preserve your policy’s status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.

Your options for receiving policy proceeds

Beneficiary of death benefit.  You designate your base policy’s beneficiary in your policy application. You can change the beneficiary at any other time during the insured person’s life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person’s surviving children. If there are no surviving children, we will instead pay the insured person’s estate.

Payment of death benefit.  We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation) and so elects, death benefit proceeds can be paid through the “Access Account”, which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. The Company will retain the funds until a draft is presented for payment. Interest on the Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The Access Account is part of the Company’s general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

A beneficiary residing outside of the U.S., however, cannot elect the Access Account. If the beneficiary is a trust that has two or fewer trustees, death benefit proceeds can be paid through the Access Account.

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If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit and the beneficiary so elects, we will send the Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under “When we pay policy proceeds,” later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

Accessing your money

You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See “Borrowing from your policy” in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined in this prospectus under “Surrendering your policy for its net cash surrender value”) at any time after the first year of your policy and before the policy anniversary nearest to the younger insured’s 100th birthday. Partial withdrawals are not permitted if the paid up death benefit guarantee is in effect. See “Making withdrawals from your policy” in this prospectus for more information.

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See “Surrendering your policy for its net cash surrender value” in this prospectus. See “Tax information” in this prospectus, for the tax treatment of the various ways in which you can access your money.

Borrowing from your policy

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. How-ever, the amount you can borrow will be reduced by any amount that we hold on a “restricted” basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long-Term Care ServicesSM Rider. See “More information about policy features and benefits: Other benefits you can add by rider: Long-Term Care ServicesSM Rider” in this prospectus. See “Your option to receive a terminal illness living benefit” below. The minimum loan amount generally is $500.

You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan’s repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

•	you cannot make transfers or withdrawals of the collateral;

•	we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option; and

•	the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

Loan interest we charge.  The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 2.5% or (b) the “Monthly Average Corporate” yield published in Moody’s Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 2.5% for the first fifteen policy years and 1.5% thereafter. We will notify you of the current loan interest rate when you apply for a loan and annually on the annual report, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

Interest that we credit on loan collateral.  Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy’s first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy’s 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 1.5% and that the differential will not exceed 1%.

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We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy’s investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.

Effects of a policy loan.  If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy’s proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value and death benefit. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See “Tax information” below for a discussion of the tax consequences of a policy loan.

Paying off your loan.  You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments unless the policy has lapsed and the payment is received during the 61-day grace period. See “Policy “lapse” and termination” in “The minimum amount of premiums you must pay” for more information. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long-Term Care ServicesSM Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don’t instruct us, in the same proportion as if they were premium payments.

If you are to receive monthly benefit payments under the Long-Term Care ServicesSM Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

If the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.

Loan extension (for guideline premium test policies only)

Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There is no additional charge for the loan extension feature. Your policy will automatically be placed on “loan extension,” if at the beginning of any policy month on or following the policy anniversary nearest the insured person’s 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

•	The net policy account value is not sufficient to cover the monthly deductions then due;

•	The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or (b) the initial base policy face amount;

•	You have selected Death Benefit Option A;

•	You have not received a payment under either the living benefits rider or the Long-Term Care ServicesSM Rider;

•	The policy is not in a grace period; and

•	No current or future distributions will be required to be paid from the policy to maintain its qualification as “life insurance” under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

•	We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

•	Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

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•	Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

•	No additional loans or partial withdrawals may be requested.

•	No changes in face amount or death benefit option may be requested.

•	No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.

•	All additional benefit riders and endorsements will terminate, including the Long-Term Care ServicesSM Rider.

•	The paid up death benefit guarantee if applicable, may not be elected.

•	The policy will not thereafter lapse for any reason.

On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining the transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.

If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a)	The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured’s death, multiplied by a percentage shown in your policy;

(b)	The outstanding loan and accrued loan interest, plus $10,000; or

(c)	The base policy face amount on the date of death.

Example: A representative insured age 80, selected death benefit Option A and has had the policy for more than 20 years. She has a policy loan and the net policy account value is not sufficient to cover the monthly deductions now due. She has not received payment under the Living Benefits Rider or the Long- Term Care Services Rider.

According, the loan extension endorsement will keep her policy from lapsing and any loan interest not paid will be added to the outstanding loan.

Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension. If your policy is on loan extension, due to an absence of Internal Revenue Service guidance on such features, there is some uncertainty as to how the tax law might be applied in the future. For example, it is possible that in such circumstances, some or the entire outstanding loan could be treated as a distribution from the policy.

Borrowing from your policy when you allocated to the MSO If you have allocated policy amounts to the MSO and plan to take a loan from your policy, significantly different procedures and additional restrictions may apply. Please see “Loans” in the “Description of the Market Stabilizer Option” section of the MSO Prospectus for more information.

Making withdrawals from your policy

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured’s attained age 121, provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long-Term Care ServicesSM Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long-Term Care ServicesSM Rider and selected death benefit Option A, a partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. If you selected death benefit Option B, the current long-term care specified amount will not be reduced. See “More information about policy features and benefits: Other benefits you can add by rider: Long-Term Care ServicesSM Rider” in this prospectus. We will not deduct a charge for making a partial withdrawal.

You can withdraw all or part of your policy’s net cash surrender value, although you may incur tax consequences by doing so.

Effect of partial withdrawals on insurance coverage. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy’s face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below $100,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the

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policy’s no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to “Tax information” below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see “Paid up death benefit guarantee” in “More information about policy features and benefits.”

Making withdrawals from your policy if you have allocated to the MSO If you have allocated policy amounts to the MSO and plan to take a withdrawal from your policy, significantly different procedures and additional restrictions may apply. Please see “Withdrawals” in the “Description of the Market Stabilizer Option” section of the MSO Prospectus for more information.

Surrendering your policy for its net cash surrender value

Upon written request satisfactory to us, you can surrender (give us back) your policy for its “net cash surrender value” at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is “restricted” as a result of previously distributed “terminal illness living benefits,” and further reduced for any monthly benefit payments made under the Long-Term Care ServicesSM Rider (see “Other benefits you can add by rider: Long-Term Care ServicesSM Rider” in this prospectus), and minus any surrender charge that then remains applicable. The surrender charge is described in “Charges and expenses you will pay” in this prospectus.

Please refer to “Tax information” below for the possible tax consequences of surrendering your policy.

Surrendering your policy if you have allocated to the MSO If you have allocated policy amounts to the MSO and plan to surrender your policy, significantly different procedures and additional restrictions may apply. Please see “Cash Surrender Value, Net Cash Surrender Value and Loan Value” in the “Description of the Market Stabilizer Option®” section of the MSO Prospectus for more information.

Your option to receive a terminal illness living benefit

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy’s death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by the Company or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit on account of terminal illness, the Long-Term Care ServicesSM Rider for chronic illness benefits, if elected and before continuation of coverage under any Non-forfeiture Benefit, will terminate and no further benefits will be payable under the Long-Term Care ServicesSM Rider. Long-Term Care ServicesSM Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a “lien” we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy’s net cash surrender value to the policy’s guaranteed interest option. This amount, together with the interest we charge thereon, will be “restricted” — that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy’s value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See “Tax information” below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

You can arrange to receive a “living benefit” if the insured person becomes terminally ill.

Example: Policy owner is age 55 and has been diagnosed with cancer. He is not expected to live longer than 12 months and submits a claim for Living Benefits under a policy with a $200,000 face amount. The cash surrender value of the policy is currently $50,000. He has a policy loan (including accrued interest) of $25,000 outstanding on the policy, so his net death benefit is $175,000 ($200,000 – $25,000) and his net cash surrender value is $25,000 ($50,000 – $25,000).

The maximum Living Benefits payment available is the lesser of $500,000 and 75% of his $175,000 net death benefit ($131,250). Policy owner requests half of this amount, or $65,625, on his claim and receives a lump sum payment of $65,375 (after a claim processing fee of $250 is assessed). Policy owner dies 10 months after filing his claim for Living

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Benefits. His wife as the beneficiary on his policy receives $128,372. This death claim payment and other policy values are calculated as follows:

Before Payment of Living Benefits:
Policy Loan Outstanding	$ 25,000
Net Death Benefit	$175,000
Net Cash Surrender Value	$ 25,000
Living Benefits Payment Requested	$ 65,625
Net Amount Minus $250 Processing Fee	$ 65,375

Immediately After Payment of Living Benefits:
Net Death Benefit	$175,000
Lien Outstanding	$65,625
Death Benefit Net of the Policy Loan and Lien	$109,375
Net Cash Surrender Value	$25,000
Initial Lien against Cash Value [65,625 x (25,000/175,000)](1)	$9,375
Cash Surrender Value Net of Policy Loan and Lien	$15,625
(1)

The lien resulting from the Living Benefit payment is equal to the amount of Living Benefit plus accrued interest plus additional amounts, if any, that are advanced to keep the policy in force. The amount of cash value net of existing policy loans, in excess of a specified percentage (which will not be greater than 100%) of the lien, is available for additional policy loans or partial withdrawals. The specified percentage is equal to the net cash value divided by the net death benefit. The net cash value is the cash value minus any outstanding policy loan and accrued loan interest. The net death benefit is the death benefit minus any outstanding policy loan and accrued loan interest.

Ten Months Later:
Lien	$65,625
Interest on Lien(2)	$2,852
Lien Plus Interest	$68,477
Policy Loan	$25,000
Interest on Policy Loan(2)	$1,037
Policy Loan Plus Interest	$26,037
Death Benefit Net of Policy Loan and Lien [200,000 – $68,477 – $26,037]	$105,486
(2)

Assumes a hypothetical 8% annual rate for the outstanding policy loan and the Lien. For policies with cash values, the actual interest rate for the Lien at the time the Living Benefits payment is made will not exceed the greater of: (i) the 90-Day Treasury Bill or (ii) the higher of (a) the maximum adjustable policy loan interest rate based on the “Published Monthly Average,” as defined below, for the calendar month that ends two months before the date of application for the Living Benefits payment or (b) the policy guaranteed cash value interest rate plus 1% per year.* The interest rate accrued on the portion of the Lien that is allocated to the policy cash value will not be more than the policy loan interest rate.

*

For policies without cash values, the actual interest rate for the Lien at the time the Living Benefits payment is made will not exceed the greater of: (i) the 90-Day Treasury Bill or (ii) the “Published Monthly Average,” as defined below, for the calendar month that ends two months before the date of application for the Living Benefits payment.

The “Published Monthly Average” means the Moody’s Corporate Bond Yield Average — Monthly Average Corporates published by Moody’s Investors Service, Inc., or any successor thereto. If such averages are no longer published, we will use such other averages as may be established by regulation by the insurance supervisory official of the jurisdiction in which this policy is delivered.

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Accessing your money

7. Tax information

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

Basic income tax treatment for you and your beneficiary

An IncentiveLife Legacy® III policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the “Code”) and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. The following discussion assumes that the policies meet these requirements and, therefore, that generally:

•	the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

•	increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

The IRS, however, could disagree with our position such that certain tax consequences could be other than as described. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner. See “Assigning your policy” in this prospectus. See also special rules below for “Business and employer owned policies,” and for the discussion of insurable interest under “Other information.”

Tax treatment of distributions to you (loans, partial withdrawals, and full surrender; impact of certain policy changes and transactions)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a “modified endowment contract” (sometimes also referred to as a “MEC”). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

Testing for modified endowment contract status.  Your policy will be a “modified endowment contract” if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. (“Paid up” means that no future premiums would be required.) This is called the “seven-pay” test.

Whenever there is a “material change” under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A “material change” for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy’s face amount or certain other changes.

If your policy’s benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are during its first seven years (or within seven years after a material change) greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be maintained under the policy. In some cases, a change may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as

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income. These tax rules may also result in a higher death benefit applying not withstanding a requested decrease in face amount. See “Changes we can make” in this prospectus.

Taxation of pre-death distributions if your policy is not a modified endowment contract.  As long as your policy remains in force as a non-modified endowment contract, policy loans will generally be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. However, there is some uncertainty as to the federal tax treatment of policy loans with a small or no spread between the interest rate charged and the interest rate credited on the amount loaned. You should consult a qualified tax adviser as to the federal tax treatment of such loans. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your “basis” in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

Policy loans.  Policy loans can cause taxable income upon the termination of a policy with no cash payout. In the case of a surrender, the loan amount is taken into account in determining any taxable amount and such income can also exceed the payment received. These events can occur from potential situations which include: (1) amount of outstanding policy debt (loans taken plus unpaid interest amounts added to the outstanding loan) at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charges due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if an adjustable policy loan rate is in effect.

Ideally a policy loan will be paid from income tax free death benefit proceeds if your policy is kept in force until the death of the insured. To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax advisor at least annually, and take appropriate preventative action. As indicated above, in the case of a policy that is a modified endowment contract (“MEC”), any loan will be treated as a distribution when made, and thus may be taxable at such time.

Taxation of pre-death distributions if your policy is a modified endowment contract.  Any distribution from your policy will be taxed on an “income-first” basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the Company (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1⁄2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy

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within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. So, for example, if a policy has been collaterally assigned as security for a loan and the policy subsequently becomes a MEC there could be a taxable deemed distribution even though the policy owner has not received any payment from us.

Policy changes.  Changes made to a life insurance policy, for example, a decrease in benefits, a death benefit option change, or the termination or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. This action may be required under the tax law even though the policy may not be sufficiently funded to keep it in force for a desired duration. In some cases, premium payments for a policy year could be limited to the amount needed to keep the policy in force until the end of the policy year. You should carefully go over the implications of any policy changes with your advisor before making a change.

Restoration of a terminated policy.  For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

Tax treatment of living benefits rider or Long-Term Care ServicesSM Rider under a policy with the applicable rider

Living benefits rider.  Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our living benefits rider meet the tax law’s definition of terminally ill under section 101(g) of the Code and can qualify for this income tax exclusion.

If the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer.

Long-Term Care ServicesSM Rider.  Benefits received under the Long-Term Care ServicesSM Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. However, receipt of these benefits may be taxable and may reduce your investment in the policy in part. Generally the income exclusion for all long-term care type payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act (“HIPAA”) per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

The Long-Term Care ServicesSM Rider is intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code. Charges for the Long-Term Care ServicesSM Rider are generally not considered deductible for income tax purposes and may be considered distributions for income tax purposes, and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. Assuming the rider qualifies as intended, charges will reduce your investment in the policy for income tax purposes (not below zero) and will not be taxable. Please see Appendix: “States where certain policy features and/or benefits are not available or vary” in this prospectus for more information on state variations.

Any adjustments made to your policy death benefit, face amount and other values as a result of Long-Term Care ServicesSM Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.

It is not clear whether the exclusion for accelerated death benefits on account of chronically-ill insureds applies to benefits under a qualified long-term care insurance policy for owners whose insurable interests arise from business-type policies. Please see Appendix: “States where certain policy features and/or benefits are not available or vary” in this prospectus for more information on state variations.

Under either rider,  if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee directly to their provider of medical care.

Business and employer owned policies

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

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Requirements for income tax free death benefits.  Federal tax law imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner’s income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.

The rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term “material” has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance with the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

Limitations on interest deductibility for business owned life insurance.  Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that the entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called “split-dollar” arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy’s average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity’s other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

Uses of policy which may be scrutinized. The IRS may view certain uses of life insurance policies as a tax shelter or as an abusive transaction. Please consult your tax advisor for the most up-to-date information as to IRS “Recognized Abusive and Listed Transactions” and how they may affect your policy.

Requirement that we diversify investments

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements, though no assurances can be given in this regard.

Estate, gift, and generation-skipping taxes

If the policy’s owner is the insured person, the death benefit will generally be includable in the owner’s estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner’s estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person’s taxable estate, total at least $10 million (this statutory amount is to be indexed for inflation after 2010). A portability rule generally permits a surviving spouse to elect to carry over the unused portion of the deceased spouse’s exclusion amount.

Certain amounts may be deductible or excludable, such as gifts and bequests to a person’s spouse or charitable institutions, as well as for certain gifts per recipient per year ($16,000 for 2022, indexed for inflation).

As a general rule, if you make a “transfer” to a person two or more generations younger than you, a generation-skipping tax may be payable.

Generation-skipping transactions would include, for example, a case where a grandparent “skips” his or her children and names his or her grandchildren as a policy’s beneficiaries. In that case, the generation-skipping “transfer” would

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be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals are generally allowed an aggregate generation-skipping tax exemption of the same amount discussed above for estate and gift taxes, but without portability.

The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Pension and profit-sharing plans

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

Split-dollar and other employee benefit programs

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further, certain split-dollar arrangements may come within the rules for business- and employer-owned policies. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person’s consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this policy is being or was purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of the following guidance. In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.

3.8% Tax on Net Investment Income or “NII”

The 3.8% tax on certain unearned income of taxpayers whose adjusted incomes exceed certain thresholds applies to all or part of a taxpayer’s NII. As currently interpreted under IRS guidelines, NII includes the taxable portion of an annuitized payment from a life insurance contract. It has not been defined to include taxable amounts from partial withdrawals, surrenders or lapses of life insurance policies subject to loans. You should consult your tax advisor as to the applicability of this tax to you.

Our taxes

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Tax withholding and information reporting

Status for income tax purposes; FATCA.  In order for us to comply with income tax withholding and information reporting rules which may apply to life insurance policies, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented

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on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to life insurance policy ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.- source payments, and similar or related withholding and information reporting rules, we may be required to report policy values and other information for certain policyholders. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction. For Puerto Rico and other jurisdictions, income is considered U.S.-source income. We anticipate requiring owners or beneficiaries in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income.

Possibility of future tax changes and other tax information

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a life insurance policy. Legislative proposals could make sweeping changes to many longstanding tax rules, including certain tax benefits currently available to newly purchased cash value life insurance policies. Proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what if any, legislation will actually be proposed or enacted or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include new rules for testing for policies issued on a special risk class basis. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.

The policies described in this Prospectus are tested for qualification as life insurance using the 2001 Commissioners Standard Ordinary (“2001 CSO”) mortality tables. See “Cost of insurance charge” in this Prospectus. Due to updated State insurance laws and Federal income tax rules new life insurance policies using any mortality tables other than the 2017 Commissioners Standard Ordinary (“2017 CSO”) mortality tables cannot be sold after December 31, 2019.

This change in the prevailing mortality tables has the following effects: For new purchasers of IncentiveLife Legacy® III policies, in order to purchase a life insurance policy which is tested using the 2001 CSO mortality tables and to allow sufficient time for us to issue the policy no later than December 31, 2019, you must satisfy all underwriting, application and payment requirements before the cut-off date we specify, which is anticipated to be before the last calendar quarter of 2019 and will in no event be after December 2019.

For existing policy owners, the change in prevailing mortality tables does not affect policies described in this Prospectus purchased before January 1, 2020, which will continue to be tested for tax purposes using the 2001 CSO mortality tables. The IRS has issued guidance on changes made after December 31, 2019 to policies issued before 2020 which are tested using the 2001 CSO mortality tables.

This IRS “safe harbor” guidance permits certain policy changes without losing the ability to use the 2001 CSO mortality tables for testing. If we determine that certain future changes to your policy would cause it to lose its ability to be tax tested under the 2001 CSO mortality tables, we intend to refuse such transactions which might have otherwise been

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available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 2001 CSO mortality tables. Accordingly, requests for substitution of the insured will not be permitted in the absence of further guidance. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.

Other information

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policy owner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policy owner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policy owner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policy owners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policy owners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio’s shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account.

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Tax information

8. More information about policy features and benefits

In addition to the standard death benefit(s) associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the “Fee Table.”

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Charitable Legacy Rider	Provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost.	Optional

•   The rider is available for base policy face amounts of $1 million and above, where the minimum benefit would be $10,000 and the maximum benefit would be $100,000.

•   If the base policy face amount is reduced after issue for any reason, the benefit will be payable on the face amount at the time of the insured’s death, provided the face amount is at least $1 million. If the face amount has been decreased below $1 million at the time of death, then no benefit is payable.

Children’s Term Insurance Rider	Provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years.	Optional	• The insured under the base policy must be between the ages of 17 and 55. • The maximum amount of coverage is $25,000 for the Company and affiliates’ policies in force and applied for.
Disability Deduction Waiver Rider	Waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months, subject to certain conditions.	Optional

•   Issue ages are 0-59. However, coverage is not provided until the insured’s fifth birthday.

•   The maximum amount of coverage is $3,000,000 for the Company and affiliates’ policies in force and applied for.

•   Insured must be disabled for at least six consecutive months, and the disability must have begun prior to the policy anniversary nearest the insured’s 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured’s age 65 or termination of disability.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Loan Extension Endorsement	Protects against the lapse of your policy due to an outstanding policy loan in certain circumstances.	Standard

•   Your policy will automatically be placed on “loan extension,” if at the beginning of any policy month on or following the policy anniversary nearest the insured person’s 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

•   The net policy account value is not sufficient to cover the monthly deductions then due;

•   The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or (b) the initial base policy face amount;

•   You have selected death benefit Option A;

•   You have not received a payment under either the Living Benefits Rider or the Long-Term Care ServicesSM Rider;

•   The policy is not in a grace period; and

•   No current or future distributions will be required to be paid from the policy to maintain its qualification as “life insurance” under the Internal Revenue Code.

Long-Term Care Services Rider	Provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care.	Optional

•   Benefits are payable once we receive:

•   A written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services in accordance with a plan of care;

•   Proof that the “elimination period,” as discussed below, has been satisfied; and

•   Written notice of claim and proof of loss in a form satisfactory to us.

•   This rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 calendar days, beginning on the first day of any qualified long-term care services that are provided to the insured person.

•   The monthly rate charged for this rider varies based on the insured person’s sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected and whether you selected the rider with or without the optional Nonforfeiture Benefit.

•   Maximum total benefit under the policy depends on which death benefit option you pick and the Acceleration Percentage of the Long-Term Care ServicesSM Rider.

•   While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Living Benefits Rider	Enables you to receive a portion of the policy’s death benefit (with certain exclusions), if the insured person has a terminal illness.	Optional

•   Automatically included at issue unless declined. If elected after issue, we will deduct $100 from your Policy account value at the time of the transaction.

•   Subject to underwriting guidelines and state availability, your Policy will automatically include this rider if you apply for a face amount of at least $100,000, unless it is issued as a result of an Option to Purchase Additional Insurance election or a conversion from a term life policy or term rider.

•   The maximum aggregate amount of payments that will be paid under this rider for all policies issued by the Company or an affiliate company on the life of the same insured person is $500,000.

No-Lapse Guarantee	This rider provides you with a guarantee against policy termination for a specific period of time.	Standard

•   Subject to the payment of certain specified amounts of premiums.

•   Guarantee will terminate if the amount of your outstanding policy loans and accrued loan interest is greater than your policy account value.

•   Subject to certain conditions, provides a guarantee against policy lapse for 15 years for issue ages 0-70, the number of years until age 85 for issue ages 71-79 and 5 years for issue ages 80 and over.

Option to Purchase Additional Insurance Rider	Allows you to purchase a new Policy for the amount of the option, on specific dates, without evidence of insurability.	Optional

•   The minimum option amount is $25,000 and the maximum amount is $100,000.

•   Issue ages are 0-37.

•   The maximum amount of coverage is $100,000 for the Company and affiliates’ policies in force and applied for.

Paid Up Death Benefit Guarantee	Provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments.	Optional

•   Subject to certain requirements, you may elect to take advantage of this benefit at any time after the fourth year of your policy if the insured’s attained age is 120 or less.

•   If you elect this benefit, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion.

•   Death benefit option must be Option A.

•   Not available if you received benefit payments under the Living Benefits Rider at any time.

•   Not available if you received monthly benefit payments under the Long-Term Care ServicesSM Rider prior to continuing overage under any Nonforfeiture Benefit.

•   Election of this benefit will terminate any Long-Term Care ServicesSM Rider subject to any Nonforfeiture Benefit, if elected.

•   This benefit will terminate if:

•   The sum of any outstanding policy loan and accrued interest exceeds your policy account value;

•   We make a payment under the Living Benefits Rider or Long-Term Care ServicesSMRider prior to continuing coverage under any Nonforfeiture Benefit; or

•   You request that we terminate the election.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation

Substitution of Insured Person Rider (We are not currently permitting changes of a policy’s insured person. For further information, please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus.)

	Permits you to request after, the policy’s second year, that a new insured person replace the existing one.	Standard	• Upon making this change, any no-lapse guarantee and the Long-Term Care ServicesSM Rider will terminate.

Guarantee premium test for the no lapse guarantee

We offer a guarantee against policy lapse that depends on your having paid specified amounts of premiums. We refer to this guarantee as our “no lapse guarantee” and you can read more about it in “You can guarantee that your policy will not terminate before a certain date” in this prospectus.

Guarantee premium test.  If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date less any partial withdrawals (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for the no lapse guarantee and guarantee premiums for any optional benefit riders (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that any policy loan and accrued loan interest does not exceed the policy account value and provided that one of the guarantees is still in effect.

Guarantee premiums.  The amounts of the monthly guarantee premiums for the no lapse guarantee are set forth in your policy. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person’s risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period beyond its original number of years.

Paid up death benefit guarantee

Subject to our approval, you may elect the “paid up” death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy’s death benefit and potential policy lapse. You may elect this benefit provided:

•	the insured’s attained age is not more than 120;

•	you have death benefit Option A in effect (see “About your life insurance benefit” in this prospectus);

•	we are not waiving monthly charges under the terms of a disability waiver rider;

•	you have not received any payment under a living benefits rider or under the Long-Term Care ServicesSM Rider;

•	the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

•	the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

•	the policy is not on loan extension. (For more information about loan extension, see “Accessing your money” in this prospectus;

•	the election would not reduce the face amount (see below) below $100,000;

•	no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

•	You agree to reallocate your fund values to the guaranteed interest option and the EQ Strategic Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See “Restrictions on allocations and transfers” below).

The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate, except for any charitable legacy rider or living benefits rider providing benefits for terminal illness. The policy’s net cash surrender value

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after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy’s face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

If you elect the paid up death benefit guarantee, the Long-Term Care ServicesSM Rider will automatically terminate subject to any Nonforfeiture Benefit, if elected.

Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care ServicesSM Rider before continuation of coverage under any Nonforfeiture Benefit.

Possible reduction of face amount.  The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $100,000.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See “More information about policy charges” in this prospectus. In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See “Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)” under “Tax information.”

Restrictions on allocations and transfers.  While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the EQ Strategic Allocation investment options. See Appendix: “Investment options available under the policy” for the listing of EQ Strategic Allocation investment options. For information about restrictions on transfers to the Market Stabilizer Option® if the paid up death benefit guarantee is in effect, see the separate supplement accompanying this prospectus. When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our EQ Strategic Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.

Other effects of this guarantee.  After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

•	premium payments

•	partial withdrawals

•	changes to the policy’s face amount or death benefit option

•	any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See “Tax treatment of distributions to you” under “Tax information” in this prospectus.)

Termination of this guarantee.  You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy’s grace period provision. The guarantee will also terminate if we make payment under the living benefits rider or the Long-Term Care ServicesSM Rider. If the guarantee terminates for any reason, it cannot be restored at a later date.

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Other benefits you can add by rider

When you purchase this policy, you may be eligible for the following other optional benefits we currently make available by rider:

•	Long-Term Care ServicesSM Rider — Described below.

•	Disability Deduction Waiver — This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured’s 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured’s age 65 or the termination of disability. Issue ages are 0 – 59. However coverage is not provided until the insured’s fifth birthday. The maximum amount of coverage is $3,000,000 for the Company and affiliates’ policies in-force and applied for.

Example: Insured who elected this rider at issue, at age 62 is totally disabled for six consecutive months. Monthly charges paid from the policy account value are waived until termination of the disability or the policy anniversary nearest the insureds age 65, since the disability arose after age 60.

•	Option to Purchase Additional Insurance — This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0 – 37. The maximum amount of coverage is $100,000 for the Company and affiliates’ policies in-force and applied for.

Example: A policy owner age 34 who elected this rider at issue purchases another policy with a face amount of $25,000 (which is the minimum for additional insurance). Charges for the rider will apply until the insured reaches age 40.

•	Children’s Term Insurance — This rider provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for the Company and affiliates’ policies in-force and applied for.

Example: Policy owner age 50 elects this rider for $10,000 of coverage on a child age 10. A fee of $5.00 per month ($0.50 x 10,000) will be deducted from the policy account value while the rider is in effect. If child dies at age 17, $10,000 will be paid to the beneficiary.

•	Charitable Legacy Rider — Described below.

We add the following benefits automatically at no charge to each eligible policy:

•	Substitution of Insured Person Rider — See “You can change your policy’s insured person” under “More information about procedures that apply to your policy.” We are not currently permitting changes of a policy’s insured person. For further information, please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus.

•	Living Benefits Rider — See “Your option to receive a terminal illness living benefit” under “Accessing your money.”

•	Paid Up Death Benefit Guarantee — See “Paid up death benefit guarantee” in this section.

•	Loan Extension Endorsement — See “Loan extension (for guide- line premium test policies only)” under “Accessing your money.”

The Company or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also “Tax information” in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.

Long-Term Care ServicesSM Rider. (Please see Appendix: “States where certain policy features and/or benefits are not available or vary” in this prospectus for rider variations).  The rider provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care.(1) Benefits accelerated under this rider will be treated as a lien against the policy death benefit unless benefits are being paid under the optional Nonforfeiture Benefit. While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.

An individual qualifies as “chronically ill” if he has been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services in accordance with a plan of care; 2) proof that the “elimination period,” as discussed

(1)	For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form

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below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured person is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care. Otherwise, unless earlier terminated due to a change in status of the insured or payout of the maximum total benefit amount, benefit payments will terminate at the end of the twelve month period. We also, at our own expense, may have the insured person examined as often as we may reasonably require during a period of coverage. This rider may not cover all of the costs associated with long-term care services during the insured person’s period of coverage.

The monthly rate charged for this rider varies based on the insured person’s sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected and whether you selected the rider with or without the optional Nonforfeiture Benefit. See “Other benefits you can add by rider” in “More information about policy features and benefits” in this prospectus for more information on the charges we deduct for this rider.

If the net policy value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. While monthly benefits under the Long-Term Care ServicesSM Rider are being paid, we will waive the monthly charge for the Long-Term Care ServicesSM Rider.

We will pay up to the maximum total benefit for qualified long-term care services for the insured person for the duration of a period of coverage. During any period of coverage, the maximum total benefit is determined as of the first day of that period of coverage.

For policies with death benefit Option A, the maximum total benefit is equal to the current long-term care specified amount. For policies with death benefit Option A, the initial long-term care specified amount is equal to the face amount of the base policy at issue multiplied by the acceleration percentage. You can select an acceleration percentage between 20% and 100%, subject to the minimum initial long-term care specified amount of $100,000.

For policies with death benefit Option B, the maximum total benefit is equal to the current long-term care specified amount, plus the policy account value. For policies with death benefit Option B, the initial long-term care specified amount is equal to the face amount of the base policy multiplied by 100%. You do not select an acceleration percentage.

During any Period of coverage (see below), the maximum Total Benefit is determined as of the first day of that Period of coverage.

The initial long-term care specified amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount may reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount multiplied by the acceleration percentage selected, or (b) the long-term care specified amount immediately prior to the face amount decrease. If you selected death benefit Option A, any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the amount of the withdrawal. If you selected death benefit Option B, the current long-term care specified amount will not be reduced.

The maximum monthly benefit is the maximum amount we or an affiliated company will pay in a month for qualified long-term care services for the insured person. Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America and Equitable Financial Life and Annuity Company are all affiliates. The maximum monthly benefit payment amount that you can purchase from the issuer and its affiliates is limited to $50,000 per month, per insured person. At issue, the maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage selected. After that, the maximum monthly benefit is equal to the maximum total benefit as of the first day of the first period of coverage, or on the date coverage under the Nonforfeiture Benefit begins, if earlier, multiplied by the benefit percentage selected.

Each month, the monthly benefit payment (a portion of which will be applied to repay any outstanding policy loan) for qualified long-term care services for the insured person is the lesser of:

(1)	the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

(2)

the monthly equivalent of 200% of the per day limit allowed by the Health Insurance Portability and Accountability Act or “HIPAA.” (We reserve the right to increase this percentage.) To find out the current per day limit allowed by HIPAA, go to www.IRS.gov. We may also include this information in your policy’s annual report.

We will pay a proportionate amount of the monthly benefit payment for services rendered for less than a full month.

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage. We deduct the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. We also reduce the cash surrender value, as described below.

Elimination period.  The Long-Term Care ServicesSM Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any

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qualified long-term care services that are provided to the insured person. Except as described below, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of care in a qualified long-term care facility or qualified days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. If the elimination period is not satisfied within this time period, you must submit a new claim for benefits under this rider. This means that a new elimination period of 90 days must be satisfied within a new 24-month period. The elimination period must be satisfied only once while this rider is in effect.

Furthermore, and solely at our discretion, we may deem the elimination period to be satisfied if the insured person provides proof of care from a U.S. licensed health care provider for at least 60 service days (approximately 5 days a week) within a consecutive period of 90 days starting on the first day on which such services are first provided.

You can request retroactive payment of benefits for the elimination period if a U.S. licensed health care practitioner provides written certification that the insured person is chronically ill and is expected to require qualified long-term care services for the remainder of the insured person’s life, once the elimination period and all other eligibility requirements have been satisfied. The amount of any such retroactive payment will be deducted from the maximum total benefit.

Period of coverage.  The period of coverage is the period of time during which the insured person receives services that are covered under the Long-Term Care ServicesSM Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

(1)	the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

(2)	the date we discover the insured person is no longer receiving Qualified Long-Term Care Services in accordance with the Plan of Care written for that Period of Coverage;

(3)	the date you request that we terminate benefit payments under this rider;

(4)

the date the accumulated benefit lien amount equals the maximum total benefit (or if your coverage is continued as a Nonforfeiture benefit, the date the maximum total Nonforfeiture benefit has been paid out);

(5)	the date you surrender the policy (except to the extent of any Nonforfeiture Benefit you may have under the rider);

(6)	the date we make a payment under the living benefits rider (for terminal illness) if it occurs before coverage is continued as a Nonforfeiture Benefit; or
(7)	the date of death of the insured person.

During a period of coverage before coverage is continued as a Nonforfeiture Benefit:

(1)	Partial withdrawals, face amount decreases and premium payments are not permitted.

(2)	The policy death benefit will not be less than the maximum total benefit.

(3)

Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment — including any loan repayment. The accumulated benefit lien amount will be deducted from the policy death benefit in determining the insurance benefit we pay.

(4)

For the purposes of determining the cash surrender value of this policy, the policy face amount and the unloaned policy account value will be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount. Any applicable surrender charge will be reduced on a pro rata basis for the reduction in the policy face amount.

(5)

If there is an outstanding policy loan (and accrued loan interest) at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the maximum total benefit that we have not accelerated to date.

(6)	The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

(7)

Transfers of any unloaned policy account value allocated to the guaranteed interest option or to the variable investment options are permitted. We do, however, reserve the right to restrict the variable investment options available to you during a period of coverage. If we exercise this right, we will notify you of such restrictions in advance.

After a period of coverage ends before coverage is continued as a Nonforfeiture Benefit:

(1)

The base policy face amount and the unloaned policy account value will each be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount. For policies

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with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.

(2)	Any applicable surrender charges will be reduced on a pro rata basis for the reduction in the policy face amount.

(3)

The long-term care specified amount will be reduced by a percentage equal to the accumulated benefit lien amount, divided by the maximum total benefit. If after this calculation, the long-term care specified amount would be greater than the base policy face amount, the long-term care specified amount will be further reduced to the base policy face amount.

(4)	For any subsequent period of coverage, the maximum monthly benefit will be equal to the maximum monthly benefit during the initial period of coverage.

(5)

The premium fund values that are used by us to determine whether a guarantee against policy lapse or a guarantee of death benefit protection is in effect will also be reduced pro rata to the reduction in the base policy face amount.

(6)	Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

(7)	The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire maximum total benefit has been paid out, the period of coverage will end, policy values will be adjusted as described above, and this rider will terminate. If the net policy account value is insufficient to cover the monthly deductions, the policy will terminate subject to the grace period provision.

Rider termination.  This rider will terminate, and no further benefits will be payable (except, where applicable, as may be provided under the “Extension of Benefits” and the “Nonforfeiture Benefit” provisions of this rider), on the earliest of the following:

(1)	at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;
(2)	upon termination or surrender of the policy;

(3)	the date of the insured person’s death;

(4)	the date when the accumulated benefit lien amount equals the maximum total benefit amount;

(5)	the effective date of the election of the paid up death benefit guarantee;

(6)

the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date) if it occurs before coverage is continued as a Nonforfeiture Benefit;

(7)	the date the policy goes on loan extension if it occurs before coverage is continued as a Nonforfeiture Benefit; or

(8)

on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider if it occurs before coverage is continued as a Nonforfeiture Benefit.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

Extension of benefits.  If your policy lapses, terminating this rider, while the insured person is confined in a long-term care facility but before any rider benefits have been paid for a current period of coverage, benefits for that confinement may be payable provided that the confinement began while this rider was in force and the confinement continues without interruption after rider termination. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement (in this case, the maximum total benefit will be reduced by rider benefits that have been paid out); (b) the date the maximum total benefit has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

Example of the LTCSR:

This example shows an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 on the first day of the period of coverage and that there is no outstanding debt. We also assume that the owner selected an acceleration percentage of 100% and an LTC benefit percentage of 2%. Policy 1 shows what the maximum total benefit and maximum monthly benefit would be for a policy with low account value. Policy 2 shows what the maximum total benefit and maximum monthly benefit would be for a policy with a higher account value.

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	Policy 1	Policy 2
LTC Specified Amount	$100,000	$100,000
LTC Policy Account Value on the first day of the period of coverage	$35,000	$85,000
Death Benefit Percentage	120%	120%
Maximum Total Benefit under Option A	$100,000	$102,000
Maximum Total Benefit under Option B	$135,000	$185,000
Maximum Monthly Benefit under Option A	$2,000	$2,040
Maximum Monthly Benefit under Option B	$2,700	$3,700

The monthly benefit payable will be the lesser of:

(1)	The maximum monthly benefit (or lesser amount requested by the owner, but not less than $500); and

(2)	200% x 30 (assumes a 30-day month) x daily HIPAA limit ($390 for 2022).

Nonforfeiture Benefit

For a higher monthly charge, you can elect the Long-Term Care ServicesSM Rider with the Nonforfeiture Benefit. The Nonforfeiture Benefit may continue coverage under the rider in a reduced benefit amount in situations where (a) the Long-Term Care ServicesSM Rider would otherwise terminate; (b) you have not already received benefits (including any loan repayments) that equal or exceed the total charges deducted for the rider; and (c) your policy and Long-Term Care ServicesSM Rider were in force for at least three policy years.

While the Nonforfeiture Benefit is in effect, all of the provisions of the Long-Term Care ServicesSM Rider remain applicable to you. The maximum total Nonforfeiture Benefit will be the greater of:

(a)	One month’s maximum monthly benefit and

(b)

The sum of all charges deducted for the Long-Term Care ServicesSM Rider (with the Nonforfeiture Benefit). This amount excludes any charges that may have previously been waived while rider benefits were being paid.

The maximum total Nonforfeiture Benefit will be reduced (but not below zero) by all monthly benefit payments paid under the rider, including any loan repayments and any payments made under the “Extension of Benefits” and “Nonforfeiture Benefit” provisions. Also, the maximum total Nonforfeiture Benefit will not exceed the maximum total benefit under the rider as of the date coverage under the Nonforfeiture Benefit begins.

Coverage under the Nonforfeiture Benefit begins on the date the Long-Term Care ServicesSM Rider would otherwise terminate for one of the following reasons (unless benefits are being continued under the “Extension of Benefits” provision of the rider):

(1)	We receive your written request to terminate the Long-Term Care ServicesSM Rider;

(2)	You surrender your policy;

(3)	Your policy terminates without value at the end of a grace period; or

(4)	You elect a Paid Up death benefit guarantee.

If benefits are being continued under the “Extension of Benefits” provision of the rider and the maximum total benefit has not been paid out, coverage under the Nonforfeiture Benefit begins on the date the insured is discharged from a long-term care facility.

Once in effect, the Nonforfeiture benefit will continue longterm care coverage under a paid-up status until the earliest of (a) the death of the insured, and (b) the date the maximum total Nonforfeiture Benefit has been paid out and reduced to zero during a period of coverage. If coverage is continued under the Nonforfeiture Benefit, you will receive additional information regarding the benefit, including the maximum total Nonforfeiture Benefit amount.

Example: Policy owner has been receiving benefits under the Long-Term Care Services Rider for three years and the amount of benefits received does not exceed the charges deducted for the Rider. Because policy owner elected the LTCSR with the Nonforfeiture Benefit, when the rider would otherwise end, it will be continued in a reduced benefit amount and with no additional rider charges due or payable thereafter.

For tax information concerning the Long-Term Care ServicesSM Rider, see “Tax information” in this prospectus.

Charitable Legacy Rider.  An optional rider may be elected at issue that provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost. This rider is only available at issue and an accredited charitable beneficiary must be named at that time. The rider is available for base policy face amounts of $1 million and above, where the minimum benefit would be $10,000 and the maximum benefit would be $100,000 (i.e., for face amounts of $10 million and above).

If the base policy face amount is reduced after issue for any reason, the benefit will be payable on the face amount at the time of the insured’s death, provided the face amount is at least $1 million. If the face amount has been decreased below $1 million at the time of death, then no benefit is payable.

The designated beneficiary of this rider must be an organization exempt from federal taxation under Section 501(c) of the Code and listed in Section 170(c) of the Code as an authorized recipient of charitable contributions. See www.IRS.gov for valid organizations.

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Rider termination.   The charitable legacy rider will terminate and no further benefits will be paid on the earliest of the following:

•	the termination of the policy;

•	the surrender of the policy;

•	the date we receive the policy owner’s written request to terminate the rider;

•	the date of the insured’s death; or

•	the date the policy is placed on loan extension.

If the base policy lapses and is subsequently restored, the rider will be reinstated. The rider will not be terminated if the policy owner executes the substitution of insured person rider (we are not currently permitting changes of a policy’s insured person. For further information, please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus) or elects the paid up death benefit guarantee.

Example: Initial policy face amount of $1,000,000 with a charity named at policy issue. If face amount remains at $1,000,000, then upon death, $10,000 (.01 x $1,000,000) will be payable to a designated qualified charity.

Variations among IncentiveLife Legacy® III policies

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

The Company also may vary or waive the charges (including surrender charges) and other terms of IncentiveLife Legacy® III where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with IncentiveLife Legacy® III. We will make such variations only in accordance with uniform rules that we establish.

The Company or your financial professional can advise you about any variations that may apply to your policy or see Appendix: “States where certain policy features and/or benefits are not available or vary” in this prospectus for more information.

Your right to cancel within a certain number of days

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states,

as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. In other states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your “Right to Examine” the policy.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see “Surrendering your policy for its net cash surrender value,” in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see “Tax information,” in this prospectus for possible consequences of cancelling your policy.

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9. More information about policy charges

How we allocate charges among your investment options

In your application for a policy, you tell us from which investment options you want us to take the policy’s monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.

Substantially different procedures apply, however, if you allocate any of your policy account value to a Segment under the MSO. In that case, for example, you will be required to maintain a certain amount of policy account value (the Charge Reserve Amount) in the policy’s Unloaned GIO. (You will not be subject to any Charge Reserve Amount requirement, however, at any time when none of your policy account value is invested in any Segment.) The Charge Reserve Amount at the beginning of any Segment Term is an estimated amount projected to be sufficient to cover monthly deductions under your policy (including, but not limited to, charges for the MSO and any optional riders) for the Segment Term.

While any of your policy account value is invested in any Segment, we will take all of your policy’s monthly deductions (including, but not limited to, the monthly deductions under the MSO and optional riders) solely from the Unloaned GIO, rather than from the investment options from which those charges otherwise might be deducted. If you have insufficient policy account value in the Unloaned GIO to pay a monthly deduction during any Segment Term, we will first take the balance of the deduction proportionately from values in the variable investment options, including any value in the MSO Holding Account but excluding any Segment Account Values. But, if insufficient policy account value remains in any such other investment options to cover the full balance of the monthly deduction, we will take the remainder of the monthly deduction proportionately, based on the current Segment Distribution Values, from any Segments in which you have account value invested. We will apply these procedures for allocating deductions for policy charges automatically at any time you have any amounts invested in a Segment, and no contrary instructions from you would apply during the Segment Term.

If we have to make any distribution from a Segment, including (among other things) to pay any surrender or loan proceeds or any charge deduction from a Segment, there will generally be negative consequences for you. Among other things, an Early Distribution Adjustment would apply, which would usually reduce your policy values, in many cases substantially. In some cases, such an Early Distribution Adjustment may apply without any action on your part. This could happen, for example, if the Charge Reserve Amount and funds you have invested in investment options other than the MSO are insufficient to pay a monthly deduction (i) due to poor investment performance of those options or (ii) due to any permitted increases in charges that we have made above their current rates.

Please refer to the MSO Prospectus for detailed information about the above procedures.

Changes in charges

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see “Our taxes” under “Tax information” later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policies belonging to a given class, and will be determined based on reasonable assumptions as to expenses, mortality, investment income, lapses and policy and contract claims associated with morbidity. These assumptions include taxes, longevity, surrenders, persistency, conversions, disability, accident, illness, inability to perform activities of daily living, and cognitive impairment, if applicable. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

Deducting policy charges

Purposes of policy charges.  The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest.

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Transaction charges

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see “Periodic charges” below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

Premium charge.  We currently deduct 8% from each premium payment you send us, including any premium payments that increase the face amount of your policy for policy years 1-2 and 6% for policy years 3 and later. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 8%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

Surrender charges.  If you give up this policy for its net cash surrender value before the end of the fifteenth policy year (10 years for policies issued in New York), we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $11.72 and $48.52 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year fifteen. The initial amount of surrender charge depends on each policy’s specific characteristics.

We will establish additional surrender charges for any increase in the base policy face amount you request that represents an increase over the previous highest base policy face amount. These charges will apply for fifteen years from the effective date of such increase (10 years for pollcies issued in New York). Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

Request a decrease in your policy’s face amount.  If there is a requested base policy face amount reduction within the first fifteen policy years or within fifteen years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

Transfers among investment options.  Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy’s value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.

Adding a living benefits rider.  If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

Exercise of option to receive a terminal illness “living benefit.”  If you elect to receive a terminal illness “living benefit,” we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the

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special service. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge.  We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge.  We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Policy illustration charge.  We do not charge for illustrations. We reserve the right to charge in the future.

Duplicate policy charge.  We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) by sending a check to our Administrative Office, or (ii) by any other means we make available to you.

Policy history charge.  We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) by sending a check to our Administrative Office, or (ii) by any other means we make available to you.

Charge for returned payments.  For each payment you make in connection with your policy that is returned for insufficient funds, we will charge a maximum of $25. The charge for this service can be paid (i) by sending a check to our Administrative Office, or (ii) by any other means we make available to you.

Periodic charges

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

Cost of insurance charge.  The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured, the face amount and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as “net amount at risk”) on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person’s increasing age.

On a guaranteed basis, we deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 121). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Subject to any necessary regulatory approvals, we have the ability to raise our cost of insurance rates up to the guaranteed maximum at any time.

The guaranteed maximum cost of insurance rates for gender neutral IncentiveLife Legacy® III policies for insureds who are age 18 or above are based on the 2001 Commissioner’s Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral IncentiveLife Legacy® III policies for insureds who are under age 18 are based on the 2001 Commissioner’s Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Table. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner’s Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner’s Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued), as well as the base policy face amount.

For policies issued at ages 0-17, an insured person’s cost of insurance rate is not based on that person’s status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

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We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an insured person issue age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person’s rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see “Other information” in “Tax information” in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $250,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

Mortality and expense risk charge.  We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.85% during the first fifteen policy years, with no charge in policy year 16 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 0.85%. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

Administrative charge.  Currently we deduct $10 from your policy account value at the beginning of each policy month. We reserve the right to increase or decrease this amount in the future, although it will never exceed $15 and will never be deducted beyond the policy anniversary when the insured person is attained age 121. In addition we deduct between $0.05 and $1.20 per $1,000 of your initial base policy face amount and any face amount increase above the previous highest face amount at the beginning of each policy month in the first ten policy years and for ten years following a face amount increase. We reserve the right to continue this charge beyond the ten year period previously described, but it will never be deducted beyond the policy anniversary when the insured person is attained age 121. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

Loan interest spread.  We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The loan interest spread is 1% for policy years 1-15 and 0% for years 16 and later. In no event will the loan interest spread exceed 1%. We deduct the loan interest spread on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see “Borrowing from your policy” under “Accessing your money” in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

MSO Charges

There is a current percentage charge of 1.40% of any policy account value allocated to each Segment. We reserve the right to increase or decrease the charge although it will never exceed 2.40%. Of this percentage charge, 0.75% will be deducted on the Segment Start Date from the amount being transferred from the MSO Holding Account into the Segment as an up-front charge (“Variable Index Benefit Charge”), with the remaining 0.65% annual charge (of the current Segment Account Value) being deducted from the policy account on a monthly basis during the Segment Term (“Variable Index Segment Account Charge”).

An Early Distribution Adjustment will be applied on surrender or other distribution (including loan) from an MSO Segment prior to its Segment Maturity Date. The maximum Early Distribution Adjustment is 75% of Segment Account Value.

Please refer to the MSO prospectus for more information about the MSO and related charges and deductions, as well as the meaning of special terms relevant to the MSO (such as “Segment”, “Segment Term”, “Segment Start Date” and “Early Distribution Adjustment”).

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Optional rider charges

If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them.

Children’s term insurance.  If you choose this rider, we deduct $0.50 per $1,000 of children’s term insurance from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child’s coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

Disability deduction waiver.  If you choose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. This amount is between 7% and 132% (on a guaranteed basis) of the actual amounts of all the other monthly charges (including charges for other riders you elected) deducted from your policy account value, and depends on the individual insurance risk characteristics of the insured person. The current monthly charges for this rider are lower than the maximum monthly charges.

Option to purchase additional insurance.  If you choose this rider and while it is in effect, we deduct between $0.04 and $0.17 per $1,000 from your policy account value each month until the insured under the base policy reaches age 40.

Long-Term Care ServicesSM Rider.  If you choose this rider without the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.22 and $2.67 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month. If you choose this rider with the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.25 and $2.94 per $1,000 of the amount for which we are at risk under the rider. We will deduct this charge until the insured reaches age 121 while the rider is in effect, but not when rider benefits are being paid. The amount at risk under the rider depends on the death benefit option selected under the policy. For policies with death benefit Option A, the amount at risk for the rider is the lesser of (a) the current policy face amount, minus the policy account value (but not less than zero); and (b) the current long-term care specified amount. For policies with death benefit Option B, the amount at risk for the rider is the current long-term care specified amount. The current monthly charges for this rider may be lower than the maximum monthly charges.

If you continue coverage under the Nonforfeiture Benefit, the charge for the rider will no longer apply.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of EQ Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the “underlying portfolios”). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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10. More information about procedures that apply to your policy

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

Dates and prices at which policy events occur

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Date of receipt.  Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Business day.  Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

Third party agreements.  If we have entered into a prior written agreement that authorizes your financial professional to submit transfer requests and/or changes to allocation instructions on your behalf, any such transfer request or change to allocation instructions will be considered received by us on the business day it arrives from your financial professional in complete and proper form at our Administrative Office, or via the appropriate telephone or fax number if the item is of the type we accept by those means. We may terminate any such agreement at any time without prior notice.

Payments you make.  The following are reflected in your policy as of the date we receive them in complete and proper form:

•	premium payments received after the policy’s Investment Start Date (discussed below)

•	loan repayments and interest payments

Requests you make.  The following transactions occur as of the date we receive your request in complete and proper form:

•	withdrawals

•	tax withholding elections

•	face amount decreases that result from a withdrawal

•	changes of allocation percentages for premium payments or monthly deductions

•	surrenders

•	changes of owner

•	changes of beneficiary

•	transfers from a variable investment option to the guaranteed interest option

•	loans

•	transfers among variable investment options

•	assignments

•	termination of paid up death benefit guarantee

•	request to cancel your policy

The following transactions occur on your policy’s next monthly anniversary that coincides with or follows the date we approve your request:

•	changes in face amount

•	election of paid up death benefit guarantee

•	changes in death benefit option

•	changes of insured person

•	restoration of terminated policies

•	termination of any additional benefit riders you have elected

Automatic transfer service.  Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy’s initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy’s first monthly anniversary that coincides with or follows the date we receive your request.

Asset rebalancing service.  If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy’s Allocation Date.

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Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

Delay in certain cases.  We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in “Delay of variable investment option proceeds” in this prospectus. We may also delay such transactions for any other legally permitted purpose.

Prices applicable to policy transactions.  If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day’s close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day’s close.

Effect of death or surrender.  You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

Policy issuance

Register date.  When we issue a policy, we assign it a “register date,” which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy’s register date.

•	If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for (or on a better risk class than applied for), then the register date will be the later of (a) the date you signed part I, section D of the policy application or (b) the date a medical or paramedical professional signed part II of the policy application.

•	In general, if we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different (less favorable) basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. In certain circumstances, even if we issue your policy on a less favorable basis, the premium amount you paid may be sufficient to cover your full minimum initial premium. In this event, we will not move the register date to the delivery date. These procedures are designed to ensure that premiums and charges will commence on the same date as your insurance coverage. We will determine the interest rate applicable to the guaranteed interest option based on the register date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.
•	For Section 1035 exchanges:

•	If you submit the full initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a), the date you signed part I, section D of the policy application, or (b) the date a medical professional signed part II of the policy application.

•	If we do not receive your full initial premium payment at our Administrative Office before the issue date, or we issue the policy on a different (less favorable) basis than you applied for, the register date will be:

•	For Internal 1035 exchanges — your original policy will be surrendered as of the date the new policy is approved by the underwriter, and the register date of the new policy will be the same date.

•	For External 1035 exchanges — the date we receive the 1035 exchange check from the external carrier, provided it meets the minimum initial premium requirement, otherwise the register date will be the date we deliver the policy to you provided we received your full minimum initial premium. If we received your full minimum initial premium or your policy was delivered on the 29th, 30th, or 31st of the month, we will move the register date to the 28th of the month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policy owners to delay a register date (up to three months) in employer-sponsored cases.

Investment start date.  This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office; and (2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.

Commencement of insurance coverage.  You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may,

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subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

Non-issuance.  If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

Age; age at issue.  Unless the context in this prospectus requires otherwise, we consider the insured person’s “age” during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person’s age for the first policy year (“age at issue”) is that person’s age on whichever birthday is closer to (i.e., before or after) the policy’s register date.

Ways to make premium and loan payments

Payment options.  If you purchase an Equitable Financial Life Insurance Company policy, your premiums or loan payments generally must be paid by check drawn on a U.S. bank in U.S. dollars and made payable to “Equitable Financial Life Insurance Company” (for subsequent contributions please write your policy number on the check).

If you purchase an Equitable Financial Life Insurance Company of America policy, your premiums or loan payments generally must be paid by check drawn on a U.S. bank in U.S. dollars and made payable to “Equitable Financial Life Insurance Company of America” (for subsequent contributions please write your policy number on the check).

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. Cash and travelers’ checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than the Company and endorsed over to the Company only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

Assigning your policy

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under “Split-dollar and other employee benefit programs” and “Estate, gift, and generation-skipping taxes” in the “Tax information” section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

You can change your policy’s insured person

Note: Notwithstanding the information further below, based upon our current understanding of federal tax rules at the time this prospectus was prepared, we are not permitting changes of a policy’s insured person. For further information, please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus. The following information, therefore, does not apply, absent IRS guidance that would permit such changes.

After the policy’s second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person’s insurance risk characteristics. In addition, the no lapse guarantee and Long-Term Care ServicesSM Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a “modified endowment contract” or to fail the Internal Revenue Code’s definition of “life insurance,” or in some cases require that we also distribute certain amounts to you from the policy. See “Tax information” in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance or causes the policy to lose its ability to be tested under the 2001 CSO tables. See “Other information” under “Tax information” in this prospectus. Also, if the paid up death benefit guarantee

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is in effect or your policy is on loan extension, you may not request to substitute the insured person.

Requirements for surrender requests

Your surrender request must include the policy number, your name, your taxpayer identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, other documentation we require, and provide a representation that your policy is not being exchanged for another life or annuity contract.

Gender-neutral policies

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of IncentiveLife Legacy® III in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for IncentiveLife Legacy® III policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific IncentiveLife Legacy® III policy.

Future policy exchanges

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.

Broker transaction authority

After your policy has been issued, we may accept transfer requests and changes to your premium allocation instructions or fund transfers by telephone, mail, facsimile or electronically, and requests for automatic transfer service, asset rebalancing service and changes to the minimum growth cap rate for MSO in writing, by mail or facsimile, from your financial professional, provided that we have your prior written authorization to do so on file. Accordingly, the Company will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. The

Company will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. The Company will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. The Company may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice and restrict facsimile, internet telephone and other electronic transfer services because of disruptive transfer activity. The Company may terminate any such authorization at any time without prior notice.

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11. More information about other matters

About our general account

This policy is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a policy’s account value or any guaranteed benefits with which the policy was issued. The Company is solely responsible to the policy owner for the policy’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the policy are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account for Equitable Financial Life Insurance Company is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The general account for Equitable Financial Life Insurance Company of America is subject to regulation and supervision by the Commissioner of Insurance in the state of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

Transfers of your policy account value

Transfers not implemented.  If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person’s death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or (4) occurs.

Disruptive transfer activity.  You should note that the policy is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting

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portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of EQ Premier VIP Trust and EQ Advisors Trust (together, the “affiliated trusts”), as well as investment options with underlying portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated trusts” and, collectively with the affiliated trusts, the “trusts”). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Telephone and Internet requests

If you are a properly authorized person, you may make transfers between investment options over the Internet as described in this prospectus in “How to make transfers” under “Transferring your money among our investment options.”

Also, you may make the following additional types of requests by calling the number under “By Phone:” in “How to reach us” from a touch-tone phone, if the policy is individually owned and you are the owner, or through www.equitable.com if you are the individual owner:

•	changes of premium allocation percentages

•	changes of address

•	request forms and statements

•	enroll for electronic delivery and view statements/ documents online

•	to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine.

If you wish to enroll through www.equitable.com, you must first agree to the terms and conditions set forth in our

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www.equitable.com Online Services Agreement, which you can find at our website. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through www.equitable.com are given by you; however, we reserve the right to refuse to process any transaction and/or block access to www.equitable.com if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of “Disruptive transfer activity” above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies. A wide variety of factors continue to impact financial and economic conditions, including, among others, volatility in the financial markets, rising inflation rates, supply chain disruptions, continued low interest rates and changes in fiscal or monetary policy. Efforts to prevent the spread of COVID-19 have affected our business directly in a number of ways, including through the temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent or episodic basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely.

Extended periods of remote work arrangements could introduce additional operational risk including, but not limited to, cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Furthermore, declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of investments. Market volatility also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are still highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19 and its variants.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable life insurance product business. Because our variable life insurance product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and

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cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyberattacks may also interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue policies and process policy transactions. Even when our workforce and employees of our service providers and/or third-party administrators can work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing policies and processing of other policy-related transactions, as well as possibly being more susceptible to cyberattacks. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyberattacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

Suicide and certain misstatements

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

When we pay policy proceeds

General.  We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

Clearance of checks.  We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of guaranteed interest option proceeds.  We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 10 days in paying you such amounts, we will pay interest of at least 1.5% per year from the date we receive your request.

Delay of variable investment option proceeds.  We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

Delay to challenge coverage.  We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

Changes we can make

In addition to any of the other changes described in this prospectus, we have the right to modify how the Company or the Separate Account operate. For example, we have the right to:

•	combine two or more variable investment options or withdraw assets relating to IncentiveLife Legacy® III from one investment option and put them into another;

•	end the registration of, or re-register, each Separate Account under the Investment Company Act of 1940;

•	operate each Separate Account under the direction of a “committee” or discharge such a committee at any time;

•	restrict or eliminate any voting rights or privileges of policy owners (or other persons) that affect each Separate Account;

•	operate each Separate Account, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge each Separate Account an advisory fee. We may make any legal investments we wish for each Separate Account. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

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We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy or change a face amount to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

Reports we will send you

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy’s current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) if there are any errors.

Distribution of the policies

The policies are distributed by both Equitable Advisors and Equitable Distributors. The Distributors serve as principal underwriters of each Separate Account. The offering of the policies is intended to be continuous.

Equitable Advisors is an affiliate of the Company, and Equitable Distributors is a wholly owned subsidiary of Equitable Financial. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other life and annuity products we issue.

The policies are sold by financial professionals of Equitable Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors (“Selling broker-dealers”).

The Company pays compensation to both Distributors based on policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of this prospectus are imposed as separate fees or charges under your policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see “More information about policy charges” in this prospectus.

As used below, the “target premium” is actuarially determined for each policy, based on that policy’s specific characteristics, as well as the policy’s face amount and Distributor, among other factors.

Equitable Advisors Compensation

The Company pays compensation to Equitable Advisors based on premium payments made on the policies sold through Equitable Advisors (“premium-based compensation”). The premium-based compensation will generally not exceed 99% of premiums you pay up to one target premium in your policy’s first year; plus 8.5% of all other premiums you pay in your policy’s first year; plus 5.8% of all other premiums you pay in policy years two through five; plus 3.8% of all other premiums you pay in policy years six through ten; plus 2.5% of all other premiums you pay in policy years eleven and later. Equitable Advisors, in turn, may pay a portion of the premium-based compensation received from the Company to the Equitable Advisors financial professional and/or the Selling broker-dealer making the sale. Your Equitable Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on a percentage of the unloaned account value of the policy sold (“asset-based compensation”). The compensation paid by Equitable Advisors varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-

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dealer, not Equitable Advisors, determines the amount and type of compensation paid to the Selling brokerdealer’s financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

Equitable Advisor’s financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company’s policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.  In an effort to promote the sale of the Company’s products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of our policy than it pays for the sale of a policy or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same policy. Equitable Advisors also pay different levels of compensation based on different policy types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s policies than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and premium-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s policies and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an our policy over a policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Equitable Distributors Compensation

The Company’s pays premium-based and asset-based compensation (together “compensation”) to Equitable Distributors. Premium-based compensation is paid based on the Company’s policies sold through Equitable Distributor’s Selling broker-dealers. Asset-based compensation is paid based on the unloaned account value of policies sold through certain of Equitable Distributor’s Selling broker-dealers. Premium-based compensation will generally not exceed 135% of the premiums you pay up to one target premium in your policy’s first two years; plus 5% of all other premiums you pay in your policy’s first year; plus 2.8% of all other premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation up to 0.15% in policy years 6 – 10 and up to 0.05% in policy years 11 and later may also be paid. Equitable Distributors, in turn, pays a portion of the compensation it receives to the Selling broker-dealer making the sale. The compensation paid by Equitable Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not Equitable Distributors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

These payments above also include compensation to cover operating expenses and marketing services under the terms of the Company’s distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers

Equitable Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries

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additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company’s products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our policies exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2021) received additional payments. These additional payments ranged from $3,171.81 to $7,843,461.69. The Company and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of the Company’s policies over policies and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

Allstate Financial Services, LLC; American Portfolios Financial Services; Ameriprise Financial Services; Avantax Investment Services, Inc.; BBVA Securities, Inc.; Cabot Lodge Securities, LLC; Cadaret, Grant & Co., Inc.; Cambridge Investment Research; Capital Investment Group; Centaurus Financial, Inc; Cetera Financial Group; Citigroup Global Markets, Inc.; Citizens Investment Services; Commonwealth Financial Network; Copper Financial Network, LLC; CUNA Brokerage Services; CUSO Financial Services; DPL Financial Partners; Equity Services Inc; Farmer’s Financial Solution; First Horizon Advisors; Galt Financial Group, Inc; Geneos Wealth Management; Gradient Securities, LLC; Grove Point Financial (H. Beck); Harbour Investments, Inc; Independent Financial Group, LLC; Infinex Investments Inc.; Janney Montgomery

Scott LLC; Kestra Investment Services, LLC; Key Investment Services LLC; Ladenburg Thalmann Advisor Network, LLC; Lincoln Financial Advisors Corp.; Lincoln Financial Securities Corp.; Lincoln Investment Planning; Lion Street Financial; LPL Financial Corporation; MML Investors Services, LLC; Morgan Stanley Smith Barney; Mutual of Omaha Investment Services, Inc.; Next Financial Group, Inc.; Park Avenue Securities, LLC; PlanMember Securities Corp.; PNC Investments; Primerica Financial Services, Inc.; Pruco Securities, LLC; Purshe Kaplan Sterling Investments, Inc; Raymond James; RBC Capital Markets Corporation; Santander Securities Corp.; Securian Financial Service Inc; Stifel, Nicolaus & Company, Inc.; The Advisor Group (AIG); The Huntington Investment Company; The Leaders Group, Inc.; U.S. Bank Center; UBS Financial Services Inc.; Valmark Securities, Inc.; Voya Financial Advisors, Inc.; Waddell & Reed, Inc.; Wells Fargo; World Equity Group

Legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policy owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the ability of the principal underwriter (if applicable) to perform its contract with the Separate Account.

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12. Financial statements of the Separate Account and the Company

The financial statements of each Separate Account, as well as the financial statements and financial statement schedules of each Company, are incorporated in their respective Statement of Additional Information (“SAI”) by reference to the filed Form N-VPFS.

The financial statements and financial statement schedules of each Company have relevance for the policies only to the extent that they bear upon the ability of each Company to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative.

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13. Personalized illustrations

Illustrations of policy benefits

Personalized illustrations.  Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations can be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person’s characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.

Different kinds of illustrations.  Personalized illustrations can reflect the investment management fees and expenses incurred in 2021 (or expected to be incurred in 2022, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios’ investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2021). When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. You may also request a personalized illustration of the guaranteed interest option.

The effect of the expense limitation arrangements.   Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

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Appendix: Investment options available under the policy

The following is a list of variable investment options available under the Policy. More information about the variable investment options is available in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH153089. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fees and expenses of the variable investment options, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each variable investment option’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses	Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Specialty	1290 VT Convertible Securities - Equitable Investment Management Group, LLC (“EIMG”); SSGA Funds Management, Inc.	0.96%^	1.04%	13.77%	—
Asset Allocation	1290 VT DoubleLine Dynamic Allocation - EIMG; DoubleLine Capital LP	1.20%^	10.10%	9.09%	—
Fixed Income	1290 VT DoubleLine Opportunistic Bond - EIMG; DoubleLine Capital LP	0.92%^	-0.36%	2.96%	—
Equity	1290 VT Equity Income - EIMG; Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%^	26.40%	8.90%	11.12%
Specialty	1290 VT GAMCO Mergers & Acquisitions - EIMG; GAMCO Asset Management, Inc.	1.28%^	11.34%	3.81%	4.69%
Equity	1290 VT GAMCO Small Company Value - EIMG; GAMCO Asset Management, Inc.	1.05%	25.15%	10.62%	12.52%
Equity	1290 VT Small Cap Value - EIMG; Blackrock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.15%^	38.52%	11.39%	—
Equity	1290 VT SmartBeta Equity ESG - EIMG; AXA Investment Managers US Inc.	1.10%^	23.08%	14.65%	—
Equity	1290 VT Socially Responsible - EIMG; BlackRock Investment Management, LLC	0.90%	30.29%	18.59%	16.53%
Equity	EQ/2000 Managed Volatility† - EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.82%	13.92%	11.15%	12.35%
Equity	EQ/400 Managed Volatility† - EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.84%	23.63%	12.12%	13.11%
Equity	EQ/500 Managed Volatility† - EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.78%	27.63%	17.09%	15.30%
Equity	EQ/AB Small Cap Growth - EIMG; AllianceBernstein L.P.	0.90%	12.90%	17.28%	14.90%
Asset Allocation	EQ/All Asset Growth Allocation - EIMG	1.23%	10.92%	9.71%	8.15%
Equity	EQ/American Century Mid Cap Value - EIMG; American Century Investment Management, Inc.	1.00%^	23.02%	—	—
Asset Allocation	EQ/Balanced Strategy† - EIMG	0.97%	9.48%	8.20%	7.23%
Equity	EQ/Capital Group Research Portfolio - EIMG; Capital International, Inc.	0.97%^	23.06%	19.20%	16.34%
Equity	EQ/ClearBridge Large Cap Growth ESG - EIMG; ClearBridge Investments, LLC	1.00%^	21.67%	21.34%	16.67%
Equity	EQ/Common Stock Index - EIMG; AllianceBernstein L.P.	0.68%	24.93%	17.20%	15.53%
Asset Allocation	EQ/Conservative Growth Strategy† - EIMG	0.96%	7.08%	6.87%	6.00%
Asset Allocation	EQ/Conservative Strategy† - EIMG	0.95%	2.50%	4.26%	3.53%
Fixed Income	EQ/Core Bond Index - EIMG; SSGA Funds Management, Inc.	0.65%^	-2.08%	2.34%	1.74%
Fixed Income	EQ/Core Plus Bond Portfolio - EIMG; AXA Investment Managers, US Inc., Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.95%^	-1.53%	4.19%	2.98%
Equity	EQ/Equity 500 Index - EIMG; AllianceBernstein L.P.	0.55%^	27.98%	17.78%	15.84%
Equity	EQ/Fidelity Institutional AM® Large Cap - EIMG; FIAM LLC	0.87%^	25.22%	—	—
Equity	EQ/Franklin Rising Dividends - EIMG; Franklin Advisers, Inc.	0.87%^	26.76%	—	—

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		Current Expenses	Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Fixed Income	EQ/Franklin Strategic Income - EIMG; Franklin Advisers, Inc.	0.93%^	1.11%	—	—
Equity	EQ/Global Equity Managed Volatility† - EIMG; BlackRock Investment Management, LLC, Invesco Advisers, Inc., Morgan Stanley Investment Management Inc.	1.14%^	15.91%	12.94%	10.45%
Equity	EQ/Goldman Sachs Mid Cap Value - EIMG; Goldman Sachs Asset Management L.P.	1.09%^	30.49%	—	—
Asset Allocation	EQ/Growth Strategy† - EIMG	0.99%	14.28%	10.77%	9.69%
Fixed Income	EQ/Intermediate Government Bond - EIMG; SSGA Funds Management, Inc.	0.65%^	-2.18%	1.47%	0.90%
Equity	EQ/International Core Managed Volatility† - EIMG; BlackRock Investment Management, LLC, EARNEST Partners, LLC, Federated Global Investment Management Corp., Massachusetts Financial Services Company d/b/a MFS Investment Management	1.09%	10.02%	9.44%	6.79%
Equity	EQ/International Equity Index - EIMG; AllianceBernstein L.P.	0.79%	10.91%	8.03%	6.81%
Equity	EQ/International Managed Volatility† - EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.91%	10.59%	8.77%	6.97%
Equity	EQ/International Value Managed Volatility† - EIMG; BlackRock Investment Management, LLC, Harris Associates L.P.	1.08%	10.35%	7.76%	6.30%
Equity	EQ/Invesco Comstock - EIMG; Invesco Advisers, Inc.	1.00%^	33.02%	11.27%	12.58%
Specialty	EQ/Invesco Global Real Assets - EIMG; Invesco Advisers, Inc., Invesco Asset Management Ltd.	1.18%	20.99%	—	—
Equity	EQ/Invesco International Growth - EIMG; Invesco Advisers, Inc.	1.14%	5.78%	—	—
Equity	EQ/Janus Enterprise - EIMG; Janus Henderson Investors US LLC(1)	1.04%	16.83%	18.93%	12.40%
Equity	EQ/JPMorgan Value Opportunities Portfolio - EIMG; J.P. Morgan Investment Management Inc.	0.96%	23.18%	11.70%	14.05%
Equity	EQ/Large Cap Core Managed Volatility† - EIMG; BlackRock Investment Management, LLC, Capital International, Inc., GQG Partners LLC, Vaughan Nelson Investment Management	0.87%	27.31%	17.05%	15.12%
Equity	EQ/Large Cap Growth Index - EIMG; AllianceBernstein L.P.	0.71%	26.70%	24.37%	18.92%
Equity	EQ/Large Cap Growth Managed Volatility† - EIMG; BlackRock Investment Management, LLC, HS Management Partners, LLC, Loomis, Sayles & Company, L.P., Polen Capital Management, LLC, T.Rowe Price Associates, Inc.	0.84%	24.38%	22.44%	17.85%
Equity	EQ/Large Cap Value Index - EIMG; AllianceBernstein L.P.	0.73%	24.20%	10.43%	12.20%
Equity	EQ/Large Cap Value Managed Volatility† - EIMG; AllianceBernstein L.P., Aristotle Capital Management, LLC, Massachusetts Financial Services Company d/b/a MFS Investment Management	0.85%	24.80%	11.16%	12.46%
Equity	EQ/Lazard Emerging Markets Equity - EIMG; Lazard Asset Management LLC	1.35%^	5.92%	—	—
Equity	EQ/Loomis Sayles Growth - EIMG; Loomis, Sayles & Company, L.P.	1.05%^	16.20%	21.12%	16.97%
Equity	EQ/MFS International Growth - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%^	9.35%	13.97%	9.75%
Equity	EQ/MFS International Intrinsic Value - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15%^	10.24%	—	—
Equity	EQ/MFS Mid Cap Focused Growth - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%^	18.83%	—	—
Specialty	EQ/MFS Technology - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.12%	13.76%	—	—
Equity	EQ/Mid Cap Index - EIMG; AllianceBernstein L.P.	0.66%^	23.87%	12.32%	13.42%
Equity	EQ/Mid Cap Value Managed Volatility† - EIMG; BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Wellington Management Company LLP	0.94%	27.38%	10.52%	12.60%
Asset Allocation	EQ/Moderate Growth Strategy† - EIMG	0.97%	11.91%	9.49%	8.46%
Cash/Cash Equivalent	EQ/Money Market* - EIMG; BNY Mellon Investment Adviser, Inc.	0.70%	0.16%	0.71%	0.35%
Equity	EQ/Morgan Stanley Small Cap Growth - EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.17%^	2.78%	26.15%	—
Fixed Income	EQ/PIMCO Real Return - EIMG; Pacific Investment Management Company LLC	0.77%^	5.37%	—	—
Fixed Income	EQ/PIMCO Total Return ESG - EIMG; Pacific Investment Management Company LLC	0.75%^	-1.44%	—	—

75

Appendix: Investment options available under the policy

		Current Expenses	Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Fixed Income	EQ/PIMCO Ultra Short Bond - EIMG; Pacific Investment Management Company LLC	0.80%^	-0.49%	1.21%	0.92%
Fixed Income	EQ/Quality Bond PLUS - EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.79%	-2.18%	2.15%	1.53%
Equity	EQ/Small Company Index - EIMG; AllianceBernstein L.P.	0.62%	15.10%	11.78%	12.83%
Equity	EQ/T. Rowe Price Growth Stock - EIMG; T. Rowe Price Associates, Inc.	1.00%^	13.82%	21.74%	18.20%
Equity	EQ/Value Equity - EIMG; Aristotle Capital Management, LLC	0.91%	25.38%	9.61%	11.64%
Specialty	EQ/Wellington Energy - EIMG; Wellington Management Company LLP	1.19%^	35.48%	—	—
Equity	Multimanager Aggressive Equity - EIMG; 1832 Asset Management U.S. Inc., AllianceBernstein L.P., ClearBridge Investments, LLC, T. Rowe Price Associates, Inc., Westfield Capital Management Company, L.P.	0.95%	20.49%	23.74%	18.39%
Fixed Income	Multimanager Core Bond - EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.85%^	-1.47%	2.90%	2.39%
Specialty	Multimanager Technology - EIMG; AllianceBernstein L.P., Allianz Global Investors U.S. LLC, Wellington Management Company LLP	1.24%^	20.81%	29.43%	22.07%
Asset Allocation	Target 2025 Allocation - EIMG	1.09%	10.80%	9.98%	8.99%
Asset Allocation	Target 2035 Allocation - EIMG	1.05%	14.10%	11.65%	10.34%
Asset Allocation	Target 2045 Allocation - EIMG	1.05%	16.29%	12.68%	11.32%
Asset Allocation	Target 2055 Allocation - EIMG	1.10%^	18.30%	13.87%	—
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†”. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)

This is the Investment Manager or Sub Adviser’s (together the “Adviser”) new name, as applicable. The Adviser’s former name is Janus Capital Management LLC which may continue to be used in certain documents for a period of time after the date of this prospectus.

76

Appendix: Investment options available under the policy

Unaffiliated Portfolio Companies:

		Current Expenses	Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Equity	American Funds Insurance Series® Global Small Capitalization Fund - Capital Research and Management Company	1.15%^	6.43%	15.16%	12.24%
Equity	American Funds Insurance Series® New World Fund® - Capital Research and Management Company	1.07%^	4.63%	12.96%	8.41%
Fixed Income	Delaware Ivy VIP High Income - Delaware Management Company; Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.95%	6.06%	5.48%	6.60%
Equity	Delaware Ivy VIP Small Cap Growth - Delaware Management Company; Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited	1.14%^	3.99%	15.83%	12.85%
Equity	Fidelity® VIP Growth & Income Portfolio - Fidelity Management and Research Company (FMR)	0.77%	25.64%	13.17%	13.79%
Equity	Fidelity® VIP Mid Cap Portfolio - Fidelity Management and Research Company (FMR)	0.86%	25.31%	13.32%	13.00%
Asset Allocation	Franklin Mutual Shares VIP Fund - Franklin Mutual Advisers, LLC	0.98%	19.17%	6.44%	9.00%
Equity	Franklin Small Cap Value VIP Fund - Franklin Mutual Advisers, LLC	0.91%	25.37%	9.94%	12.13%
Equity	Invesco V.I. Main Street Mid Cap Fund® - Invesco Advisers, Inc.	1.18%	22.86%	11.15%	10.52%
Equity	Invesco V.I. Small Cap Equity Fund - Invesco Advisers, Inc.	1.20%	20.09%	13.16%	12.01%
Equity	MFS® Investors Trust Series - Massachusetts Financial Services Company	1.03%^	26.51%	16.95%	15.17%
Equity	MFS® Massachusetts Investors Growth Stock Portfolio - Massachusetts Financial Services Company	1.02%^	25.66%	22.53%	17.29%
Specialty	PIMCO CommodityRealReturn® Strategy Portfolio - Pacific Investment Management Company LLC	1.03%^	33.11%	5.61%	-1.98%
Equity	T. Rowe Price Equity Income Portfolio - II - T. Rowe Price Associates, Inc.	0.99%^	25.22%	10.74%	11.54%
Equity	Templeton Developing Markets VIP Fund - Templeton Asset Management Ltd.	1.44%	-5.74%	10.60%	4.84%
Specialty	Templeton Global Bond VIP Fund - Franklin Advisers, Inc.	0.76%^	-4.99%	-0.94%	1.13%
Equity	Templeton Growth VIP Fund - Templeton Global Advisors Limited	1.18%	4.87%	5.21%	7.36%
Specialty	VanEck VIP Global Resources Fund - Van Eck Associates Corporation	1.34%	18.68%	1.99%	-0.37%
^	This Portfolio’s annual expenses reflect temporary fee reductions.

77

Appendix: Investment options available under the policy

Appendix: States where certain policy features and/or benefits are not available or vary

The following information is a summary of the states where certain policies or certain features and/or benefits are either not available as of the date of this prospectus or vary from the policy’s features and benefits as previously described in this prospectus. Certain features and/or benefits may have been approved in your state after your policy was issued and cannot be added. Please contact your financial professional for more information about availability in your state.

States where certain policy features and/or benefits are not available or vary:

State	Features and benefits	Availability or variation
California	Long-Term Care ServicesSM Rider	In California, we refer to this rider as the “Comprehensive Long-Term Care Rider” (Rider Form No. R12-10CA).

	See “Long-Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	The following information replaces the first two sentences of the third paragraph of this section in their entirety:

Benefits are payable once we receive: (1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual; (2) a plan of care prescribed by a licensed health care practitioner or a multidisciplinary team under medical direction which describes the insured person’ needs and specifies the type and frequency of qualified long-term care services required by the insured person; (3) proof that the “elimination period,” as discussed below, has been satisfied; and 4) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured person is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care.

With respect to both the certification and annual recertification requirements described above, you have the option to request that we employ, at our expense, an independent U.S. licensed health care practitioner to conduct the assessment and provide the necessary certifications. Nonforfeiture Benefit

The first two paragraphs of the “Nonforfeiture Benefit” subsection are replaced in their entirety with the following:

For a higher monthly charge, you can elect the Comprehensive Long-Term Care Rider with the Nonforfeiture Benefit. The Nonforfeiture Benefit may continue coverage under the rider in a reduced benefit amount in situations where (a) the Comprehensive Long-Term Care Rider would otherwise terminate; (b) you have not already received benefits (including any loan repayments) that equal or exceed the total charges deducted for the rider; and (c) your policy and Comprehensive Long-Term Care Rider were inforce for at least four policy years.

78

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation

California (continued)		While the Nonforfeiture Benefit is in effect, all of the provisions of the Comprehensive Long-Term Care Rider remain applicable to you. The maximum total Nonforfeiture Benefit will be the greater of:

(a) Three month’s maximum monthly benefit and

(b)  The sum of all charges deducted for the Comprehensive Long-Term Care Rider (with the Nonforfeiture Benefit). This amount excludes any charges that may have previously been waived while rider benefits were being paid.

	See “Long-Term Care ServicesSM Rider in “More information about policy features and benefits”	For any policy that goes on claim on or after January 1, 2020, at least 30 days before the first monthly benefit payment, we will provide you with additional information as required by California law, including an option to cancel the payment before the scheduled payment date. The scheduled payment date will be on the next monthly anniversary that is at least 30 days after the date all required documentation is received by us, including proof that the elimination period has been satisfied, if applicable.

See “When we pay policy proceeds” in “More information about other matters”

If you were issued a policy in California that includes the Long-Term Care ServicesSM Rider and you request a loan or partial withdrawal on or after January 1, 2020, additional information about the potential effects of the loan or partial withdrawal on the policy will be provided to you as required by California law. The request for the loan or withdrawal will not be honored until we receive an acknowledgement from the policyowner for this information.

Connecticut	See “Long-Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	The following information replaces the third paragraph in this section: The “Extension of Benefits” feature is not available.

Florida	Long-Term Care ServicesSM Rider See “Long-Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

In Florida, we refer to this rider as the “Long-Term Care Insurance Rider” (Rider Form No. R12-10FL).

The monthly charge per $1,000 of the amount for which we are at risk is as follows:

With the optional Nonforfeiture benefit:

Highest: $1.40

Lowest: $0.07

Representative: $0.17

Without the optional Nonforfeiture benefit: Highest: $1.40 Lowest: $0.07 Representative: $0.17

79

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation

Florida (continued)	See “Long-Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

Elimination Period

The first paragraph of the “Elimination Period” subsection is replaced in its entirety with the following:

•   Elimination Period. The Long-Term Care Insurance Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of care in a qualified long-term care facility or qualified days of home health care, and the days do not have to be continuous. There is no requirement that the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. The elimination period must be satisfied only once while this rider is in effect.

See “Long-Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

Period of Coverage

The first paragraph of the “Period of coverage” subsection is replaced in its entirety with the following:

•   Period of coverage. The period of coverage is the period of time during which the insured receives services that are covered under the Long-Term Care Insurance Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

(1) the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

(2) the date we determine the insured person is no longer eligible to receive qualified long-term care services under this rider;

(3) the date you request that we terminate benefit payments under this rider;

(4)  the date the accumulated benefit lien amount equals the maximum total benefit (or if your coverage is continued as a Nonforfeiture benefit, the date the maximum total Nonforfeiture Benefit has been paid out);

(5) the date you surrender the policy (except to the extent of any Nonforfeiture Benefit you may have under the rider);

(6) the date we make a payment under the living benefits rider (for terminal illness) if it occurs before coverage is continued as a Nonforfeiture Benefit; or

(7) the date of death of the insured person.

80

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation

Florida (continued)

Preexisting condition

No benefits will be provided under this rider during the first 180 days from the effective date of the policy for long-term care services received by the insured person due to a preexisting condition. However, each day of services received by the insured person for a preexisting condition during the first 180 days that this rider is in force will count toward satisfaction of the elimination period.

See “Long-Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

The following paragraph replaces the first paragraph in this section in its entirety:

•   Long-Term Care Insurance Rider.

If you choose this rider without the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.07 and $1.40 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month. If you choose this rider with the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.07 and $1.40 per $1,000 of the amount for which we are at risk under the rider. We will deduct this charge until the insured reaches age 121 while the rider is in effect, but not when rider benefits are being paid. The amount at risk under the rider depends on the death benefit option selected under the policy. For policies with death benefit Option A, the amount at risk for the rider is the lesser of (a) the current policy face amount, minus the policy account value (but not less than zero); and (b) the current long-term care specified amount. For policies with death benefit Option B, the amount at risk for the rider is the current long-term care specified amount. The current monthly charges for this rider may be lower than the maximum monthly charges.

81

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation

New York (applicable to Equitable Financial Life Insurance Company only)	See “Long-Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

The following paragraph replaces the third paragraph in this section in its entirety:

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care and will require continuous care for the rest of his or her life; 2) proof that the “eligibility period,” as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care and will require continuous care for the remainder of his or her life. Otherwise, unless earlier terminated due to a change in the status of the insured or payout of the maximum total benefit amount, benefit payments will terminate at the end of the twelve month period. We also, at our own expense, may have the insured person examined as often as we may reasonably require during the period of coverage, but not more frequently than every 90 days. This rider may not cover all of the costs associated with long-term care services during the insured person’s period of coverage.

Maximum monthly payments. The maximum monthly payment limitation for this rider is as follows:

Each month, the monthly benefit payment (a portion of which will be applied to repay any outstanding policy loan) for qualified long-term care services for the insured person is the lesser of:

(1)  the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

(2)  the monthly equivalent of 100% of the per day limit allowed by the Health Insurance Portability and Accountability Act or “HIPAA”. To find out the current per day limit allowed by HIPAA, go to www.IRS.gov. We may also include this information in your policy’s annual report.

82

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation

New York (continued) (applicable to Equitable Financial Life Insurance Company only)

At issue, the maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage selected. After that, the maximum monthly benefit is equal to the maximum total benefit as of the first day of the period of coverage multiplied by the benefit percentage selected, and will not change thereafter.

Elimination period

The “Elimination Period” subsection is renamed “Eligibility Period”. Accordingly, all references to the “elimination period” are replaced with references to the “eligibility period”. Once the eligibility period has been satisfied, benefits will be retroactively paid for the eligibility period.

Period of coverage

The first paragraph of the “Period of coverage” subsection is replaced in its entirety with the following:

•   Period of coverage. The period of coverage is the period of time during which the insured person receives services that are covered under the Long-Term Care ServicesSM Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the eligibility period, although benefits are payable retroactively to the beginning of the eligibility period. A period of coverage will end on the earliest of the following dates:

(1)  the date we receive the notice of release which must be sent to us when the insured person is no longer receiving continuous qualified long-term care services;

(2)  the date we determine you are no longer eligible to receive benefits under this rider;

(3)  the date you request that we terminate benefit payments under this rider;

(4)  the date the accumulated benefit lien amount equals the maximum total benefit;

(5)  the date you surrender the policy;

(6)  the date we make a payment under the accelerated death benefits rider (for terminal illness); and

(7)  the date of death of the insured person.

83

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation

New York (continued) (applicable to Equitable Financial Life Insurance Company only)

The effects of a period of coverage ending as described in the “Period of Coverage” subsection also apply if the contract owner exercises the fixed paid-up option during the period of coverage. It is not anticipated that there will be more than one period of coverage for the term of this rider.

Fixed paid-up option

If you exercise the fixed paid-up option of your policy, your coverage under this policy will be continued in a reduced amount and there will be no further charges for this rider.

If such exercise occurs during the period of coverage, the accumulated benefit lien amount will be reset to zero after policy values have been reduced as described in the Period of Coverage” subsection. The face amount of paid-up insurance will be whatever the resulting net cash surrender value will buy when applied as a net single premium.

If benefits have previously been paid under this rider, the maximum monthly benefit will not change. If benefits have not previously been paid under this rider, the maximum monthly benefit will be equal to the maximum total benefit as determined immediately before the fixed paid-up option went into effect multiplied by the benefit percentage.

When the fixed paid-up option goes into effect, the maximum total benefit will be re-determined as the sum of all monthly charges deducted for this rider since policy issue, excluding any such charges that were not deducted while rider benefits were being paid. This maximum total benefit will be reduced, but not below zero, by all monthly benefit payments made under this rider, including any loan repayments. However, the resulting maximum total benefit will not exceed the lesser of (a) the maximum total benefit of this rider as determined immediately before the fixed paid-up option went into effect, and (b) the face amount of paid-up insurance multiplied by the acceleration percentage.

If you elect to continue coverage as described above, you will receive additional information regarding this benefit, including the available maximum total benefit.

84

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation

New York (continued) (applicable to Equitable Financial Life Insurance Company only)		Other variations The Nonforfeiture benefit is not available. The “Extension of Benefits” feature is not available. The pre-existing condition limitation does not apply.
See “Tax treatment of living benefits rider or Long-Term Care ServicesSMRider under a policy with the applicable rider” in “Tax Information”

The benefits paid under this rider are intended to be treated for Federal income tax purposes as accelerated death benefits under section 101(g) of the Code on the life of a chronically ill insured receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefit is intended to qualify for exclusion from income within the limits of those provisions of the Code in effect at the issuance of this rider. Receipt of these benefits may be taxable. Charges for this rider may be considered distributions for income tax purposes, and may be taxable. This rider is not intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code.

The long-term care specified amount for this rider will not be increased by operation of section 7702 of the Code.

See “Fee Table”, “You can increase or decrease your insurance coverage” in “Accessing your money” and “Deducting policy charges” in “More information about policy charges”

Surrender charges are applicable during the first 10 years of your policy or the first 10 years after you have requested an increase in your policy’s face amount.

Surrender charges are applicable if you request a decrease in your policy’s face amount during its first 10 years or the first 10 years after you have requested an increase in your policy’s face amount.

See “Fee Table”

Footnote (3) is replaced in its entirety with the following:

“The initial amount of surrender charge depends on your policy’s specific characteristics. Furthermore, depending on your policy’s specific characteristics, the actual period during which you are subject to surrender charges, which is specified in your policy, may be less than 10 years.”

85

Appendix: States where certain policy features and/or benefits are not available or vary

Appendix: Calculating the alternate death benefit

Using the guideline premium test:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death and that there is no outstanding debt. We also assume that the owner selected the guideline premium test. Policy 1 shows what the death benefit would be for a policy with low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times the death benefit percentage. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $42,000 ($35,000 x 120%) and the alternate death benefit for Policy 2 is $102,000 ($85,000 x 120%). The basic death benefit under Option A is equal to the face amount on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($42,000) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit, since the alternate death benefit ($102,000) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $42,000) and Policy 2 (since $185,000 is greater than $102,000).

	Policy 1	Policy 2
Face Amount	$100,000	$100,000
Policy Account Value on the Date of Death	$35,000	$85,000
Death Benefit Percentage	120%	120%
Death Benefit under Option A	$100,000	$102,000
Death Benefit under Option B	$135,000	$185,000

Using the cash value accumulation test:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death, is a male preferred non-tobacco user, and that there is no outstanding debt. We also assume that the owner selected the cash value accumulation test. Policy 1 shows what the death benefit would be for a policy with a low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times a death benefit percentage which will be specified in your policy, and which varies based upon the insured’s attained age, sex and risk class. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $64,995 ($35,000 x 185.7%) and the alternate death benefit for Policy 2 is $157,845 ($85,000 x 185.7%). The basic death benefit under Option A is equal to the face amount on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($64,995) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit, since the alternate death benefit ($157,845) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $64,995) and Policy 2 (since $185,000 is greater than $157,845).

	Policy 1	Policy 2
Face Amount	$100,000	$100,000
Policy Account Value on the Date of Death	$35,000	$85,000
Death Benefit Percentage	185.7%	185.7%
Death Benefit under Option A	$100,000	$157,845
Death Benefit under Option B	$135,000	$185,000

86

Appendix: Calculating the alternate death benefit

Requesting more information

Each Statement of Additional Information (“SAI”), dated May 1, 2022, is incorporated into this prospectus by reference and is available upon request, free of charge, by calling our toll free number at 888-855-5100 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations by calling our toll free number at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.), or asking your financial professional.

You may visit the SEC’s web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

C000149939 — Equitable Financial Life Insurance Company C000149940 — Equitable Financial Life Insurance Company of America]	#232770

Incentive Life Legacy® II

Prospectus dated May 1, 2022

An individual flexible premium variable and index-linked life insurance policy issued by Equitable Financial Life Insurance Company and by Equitable Financial Life Insurance Company of America with variable investment options offered under Separate Account FP and Equitable America Variable Account K (the “Separate Account”). Each Company’s respective general account is referred to as the “general account” in this prospectus. Variable and index-linked life insurance policies are complex investment vehicles and you should speak with a financial professional about policy features, benefits, risks and fees and whether the policy is appropriate for you based on your financial situation and objectives.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. This prospectus supersedes all prior prospectuses and supplements. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.

This prospectus describes the Incentive Life Legacy® II policy, but itself is not a policy. This prospectus is a disclosure document and describes all of the policy’s material features, benefits, rights and obligations, as well as other information. The description of the policy’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. All optional features and benefits described in this prospectus may not be available at the time you purchase the policy. We reserve the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. To make this prospectus easier to read, we sometimes use different words than the policy. The Company or your financial professional can provide any further explanation about your policy.

This policy is no longer sold. This prospectus is for current policy owners only. You should note that your investment options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.

The Market Stabilizer Option® (“MSO”) gives you the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index, excluding dividends, over approximately a one year period, although you could also experience a negative return and a significant loss of principal and previously credited interest.

What is Incentive Life Legacy® II?

Incentive Life Legacy® II provides life insurance coverage, plus the opportunity for you to earn a return in (i) our guaranteed interest option; (ii) an investment option we refer to as the Market Stabilizer Option®, if available, which is described in the separate Market Stabilizer Option® prospectus; and/or (iii) one or more of the variable investment options set forth in Appendix: “Investment options available under the policy” to this prospectus.

One of the investment options that may be available to you under your policy is the Market Stabilizer Option®. If you are interested in allocating amounts to the MSO, please refer to the separate MSO prospectus, which contains additional information relating to the MSO. If you did not receive an MSO prospectus and wish to obtain one, please call us at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding “Portfolio” that is part of one of the trusts (the “Trusts”), which are mutual funds. Please see Appendix: “Investment options available under the policy” for more information on the Portfolios and the Trusts. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy’s insured person dies will generally be income tax free. For more tax information, please see “Tax information” in this prospectus. In this section you will also find additional information about possible estate tax consequences under “Estate, gift, and generation-skipping taxes.”

Other choices you have.  You have considerable flexibility to tailor the policy to meet your needs. For example, subject to

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

#270634/AA & ADL
(N 44 AR only)

our rules and product limits, you can (1) choose when and how much you contribute (as “premiums”) to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by “riders” to your policy.

Other policies.  We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with another policy may not be to your advantage. You can contact us to find out more about any other insurance policy.

Contents of this Prospectus

“Financial professional” means the registered representative of either Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN) or an unaffiliated broker dealer which has entered into a selling agreement with Equitable Distributors, LLC who is offering you this policy.

When we address the reader of this prospectus with words such as “you” and “your,” we mean the person or persons having the right or responsibility that this prospectus is discussing at that point. This usually is the policy’s owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word “owner” therefore refers to all owners.

When we use the word “state,” we also mean any other local jurisdiction whose laws or regulations affect a policy.

Contents of this Prospectus

Contents of this Prospectus

Definitions of Key Terms

Alternative Death Benefit — the alternate higher death benefit is based upon the life insurance qualification test that you choose. We will automatically pay an alternative death benefit if it is higher than the basic death benefit option you have selected.

Amount at Risk — our amount at risk on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy.

Beneficiary — the person or entity you designate to receive the death benefit payable at the death of the Insured.

Business Day — is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Premium payments will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your premium payment, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

•	on a non-business day;

•	after 4:00 p.m. Eastern Time on a business day; or

•	after an early close of regular trading on the NYSE on a business day.

Cash Surrender Value — the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy.

Company — refers to Equitable Financial Life Insurance Company of America (“Equitable America”) or Equitable Financial Life Insurance Company (“Equitable Financial”). The terms “we”, “us”, and “our” are also used to identify the issuing Company. Equitable America does not do business or issue contracts in the state of New York. Generally, Equitable America will issue contracts in all states except New York and Equitable Financial will issue contracts in New York. However, if the primary selling agent is an Equitable Advisors financial professional whose business address is in the state of New York, the issuing Company will be Equitable Financial, even if the contract is issued in a state other than New York.

Cost of Insurance Charge — the monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000.

Cost of Insurance Rates — the cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured, the face amount and the policy year.

Face Amount — represents the amount of insurance coverage you want on the life of the insured person.

Guaranteed Interest Account — is a fixed account that is part of our general account, also referred to as the Guaranteed Interest Option (GIO).

Guarantee Premium — you can generally guarantee that your policy will not terminate for a number of years by paying at least certain specified amounts of premiums. We call these amounts “guarantee premiums” and they will be set forth in your policy.

Insured — the person on whose life we base this policy.

Long-Term Care ServicesSM Rider — subject to our eligibility requirements, this is an optional rider that may be elected at issue that provides for the acceleration of the policy death benefit as a payment of a portion of the policy’s death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services.

Market Stabilizer Option® (“MSO”) — the MSO is an optional rider that provides you with the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index subject to a possible negative return and a significant loss of principal and previously credited interest. Please see the Market Stabilizer Option® prospectus for more information.

Net Cash Surrender Value — the net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is “restricted” as a result of previously distributed terminal illness living benefits, and further reduced for any monthly benefit payments under the Long-Term Care ServicesSM Rider, and minus any surrender charge that then remains applicable. If you have transferred policy amounts to the MSO, please refer to the Market Stabilizer Option® prospectus for information about how we determine the net cash surrender value of that portion of your policy account value.

Net Policy Account Value — your “net policy account value” is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option and (iii) any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any

Definitions of Key Terms

“restricted” amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. The account value of any policy amounts transferred to the Market Stabilizer Option® is also included in your net policy account value, and is calculated as described in the separate Market Stabilizer Option® prospectus.

No-Lapse Guarantee — a guarantee we offer for no extra charge that provides you with a guarantee against policy termination for a specific period of time.

Owner — the owner of the policy. “You” or “your” refers to the owner.

Policy — the policy with any attached application(s), any riders, and any endorsements.

Policy Account Value — your “policy account value” is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than amounts included in (iii)) and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the investment options). See “Borrowing from your policy” in this prospectus. The account value of any policy amounts transferred to the Market Stabilizer Option® is also included in your policy account value, and is calculated as described in the separate Market Stabilizer Option® prospectus.

Premium Payments — we call the amounts you contribute to your policy “premiums” or “premium payments.”

Register date — your policy’s “register date” will be shown in your policy and is the date from which we measure the months, years and anniversaries of your policy. Your register date is determined as described in “policy issuance” under “More information about procedures that apply to your policy” in this prospectus.

Segment Maturity Date — the date on which a Segment Term is completed and the Index-Linked Rate of Return for that Segment is applied to a Segment Account Value.

Segment Maturity Value — this is the Segment Account Value adjusted by the Index-Linked Rate of Return for that Segment.

Segment Start Date — the Segment Start Date is the day on which a Segment is created.

Segment Term — the duration of a Segment. The Segment Term for each Segment begins on its Segment Start Date and ends on its Segment Maturity Date approximately one year later. We are currently only offering Segment Terms of approximately one year. We may offer different durations in the future.

Definitions of Key Terms

Important Information You Should Consider About the Incentive Life Legacy® II policy (the “policy”):

FEES AND EXPENSES

Charges for Early Withdrawals

We will not deduct a charge for making a partial withdrawal from your policy, however, if you surrender the policy in its first fifteen years or the first fifteen years after you have requested an increase in your policy’s face amount, you will be subject to a surrender charge of up to 4.79% of face amount. For example, if you surrender your policy in the first year and the policy face amount was $100,000, you could pay a surrender charge of up to $4,792.

There is an MSO Early Distribution Adjustment on amounts withdrawn before segment maturity which could result in a 75% loss of Segment Account Value. See MSO prospectus for more information. For more information on the impacts of withdrawals, please refer to “Making withdrawals from your policy” in this prospectus.

For more information on surrender charges, please refer to “Deducting policy charges” in this prospectus.

Transaction Charges

In addition to surrender charges, you may be subject to other transaction charges, including charges on each premium paid under the policy, charges in connection with requests to decrease your policy’s face amount, transfer fees, and other special service charges (e.g., wire transfer charges, express mail charges, policy illustration charges, duplicate policy charges, policy history charges, and charges for returned payments).

For more information on transaction charges, please refer to the “Fee Table” in this prospectus.

Ongoing Fees and Expenses (annual charges)	In addition to transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy, administration and mortality risks, MSO and the cost of optional benefits available under the policy. Such fees and expenses may be based on characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). You should view the information pages of your policy for rates applicable to your policy.
You will also bear expenses associated with the variable investment options (the “Portfolios”) under the policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Portfolios	0.56%	1.47%

Portfolio expenses are for the year ended December 31, 2021 and may be based, in part, on estimated amounts of such expenses and may change from year to year. For more information on ongoing fees and expenses, please refer to the “Fee Table” in this prospectus and Appendix: “Investment options available under the policy” which is part of this prospectus.

RISKS

Risk of Loss	You may lose money by investing in the policy.

Not a Short-Term Investment	The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is designed to provide benefits on a long-term basis. Consequently, you should not use the policy as a short-term investment or savings vehicle. Because of the long-term nature of the policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.

Risks Associated with Investment Options	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the policy and the MSO and the guaranteed investment option (GIO), each of which has its own unique risks. You should review the Portfolios’ prospectuses, the MSO prospectus and the “Guaranteed Interest Option” section in “Investment options within your policy” in this prospectus before making an investment decision. Portfolio prospectuses are available at www.equitable.com/ICSR#EQH146674.

Important Information You Should Consider About the Incentive Life Legacy® II policy (the “policy”)

RISKS

Insurance Company Risks	For more information on the Portfolios, please refer to Appendix: “Investment options available under the policy” in this prospectus.

An investment in the policy is subject to the risks related to the Company. Any policy obligations (including under the fixed rate option and under the MSO), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request, at https://equitable.com/ selling-life-insurance/financial-strength-ratings. More information about the Company’s general account can be found in “About our general account” in this prospectus.

Policy Lapse	Death benefits will not be paid if the policy has lapsed. Your policy may lapse if, due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, your policy account value does not cover policy charges. If your policy provides for a no-lapse guarantee, you may have to pay more premiums to keep your policy from terminating. If your policy lapses, you will be notified in writing and given an opportunity to make additional payments to reinstate your policy.

For more information on how to prevent your policy from lapsing, please refer to “The minimum amount of premiums you must pay” and “You can guarantee that your policy will not terminate before a certain date” in this prospectus.
RESTRICTIONS

Investments	You may allocate your premiums to any of the Portfolios set forth in Appendix: “Investment options available under the policy”. We reserve the right to remove or substitute Portfolios as investment options under the policy.

Currently, the total of all transfers of variable investment options you make on the same day must be at least $500; except that you may transfer your entire balance in a single Portfolio, even if it is less than $500. We may limit transfers you can make into the unloaned GIO. For more information, please refer to “Restrictions on transfers into the guaranteed interest option” in “Transfers you can make” in this prospectus.

There may be restrictions on transfers into and out of the MSO. For more information see the MSO prospectus.

We allow only one request for transfers each day (although that request can cover multiple transfers). Only written transfer requests submitted to our Administrative Office may be processed for policies that are jointly owned or assigned. We reserve the right to limit Policy transfers if we determine that you are engaged in a disruptive transfer activity, such as “market timing.”

For more information please refer to “Variable investment options” and “Transfers you can make” in this prospectus.

Optional Benefits	As a policy owner, you may be able to obtain extra benefits, which may require additional charges. These optional benefits are described in what is known as a “rider” to the policy.

Optional benefits are subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages (or may terminate at certain ages) and underwriting classifications. We may stop offering an optional benefit at any time.

For more information on optional benefits and other limitations under the policy, please refer to “Other benefits you can add by rider,” and “Suicide and certain misstatements” in this prospectus.

Important Information You Should Consider About the Incentive Life Legacy® II policy (the “policy”)

TAXES

Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to the investor if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

For more information on tax implications relating to policy investments, please refer to “Tax information” in this prospectus.
CONFLICTS OF INTEREST

Investment Professional Compensation	Some financial professionals may receive compensation for selling the policy to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this policy over another investment.

For more information on investment professional compensation, please refer to “Distribution of the policies” in this prospectus.

Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable to purchase the new policy, rather than continue to own your current policy.

For more information on exchanges, please refer to the paragraph titled “Section 1035 exchanges of policies” under “How you can pay for and contribute to your policy” in this prospectus, as well as the section titled “Future policy exchanges” in this prospectus.

Important Information You Should Consider About the Incentive Life Legacy® II policy (the “policy”)

Overview of the policy

The following summaries provide a brief overview of the more significant aspects of the policy. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and policy contract.

Brief Description of the Policy

Incentive Life Legacy® II is a form of variable life insurance the primary purpose of which is to provide a death benefit which is paid upon the death of the insured person. The Policy provides life insurance coverage, plus the opportunity for you to earn a return in (i) our guaranteed interest option, (ii) an investment option we refer to as the MSO, and/or (iii) one or more of the Portfolios, which are listed in Appendix: “Investment options available under the policy” to this prospectus. The policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. You have considerable flexibility to tailor the policy to meet your needs.

Some policy forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See Appendix: “States where certain policy features and/or benefits are not available or vary” for state availability and a description of all material variations to features and riders that differ from the description contained in this prospectus.

The form number for this policy is 09-100. A state and/or other code may follow the form number if your policy form number begins with 09-100. Your policy’s form number is located in the lower left-hand corner of the first page of your policy.

Premiums

The policy offers flexibility in paying premiums. With certain exceptions, you choose the timing and the amount of premium payments. Payment of insufficient premiums may result in a lapse of the policy.

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under the Internal Revenue Code (the “Code”). In your application, you may choose either the guideline premium/ cash value corridor test (“guideline premium test”) or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of “life insurance” limits your ability to pay certain high levels of premiums (relative to your policy’s insurance coverage), but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

You can allocate your Policy’s value to the Portfolios or to the guaranteed interest option. Additional information on the available Portfolios are listed in Appendix: “Investment options available under the policy”. The guaranteed interest option pays a fixed rate of interest that we declare periodically with a 2.0% minimum. The MSO rider, if available under your policy, provides you with the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index subject to the possibility of negative returns and significant loss of principal and previously credited interest. Different procedures and additional restrictions on withdrawals, loans, surrender and right to cancel apply to the MSO. For additional information see the MSO prospectus.

Contract Features

Types of Death Benefit – If the insured dies, we pay a life insurance benefit to the “beneficiary” you have named. You may choose from two types of death benefit options. You may change from one death benefit type to another, subject to limitations, and charges may apply. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B:

•	Option A: The policy’s face amount on the date of the insured’s death. The amount of this death benefit doesn’t change over time, unless you take any action that changes the policy’s face amount.

•	Option B: The face amount plus the policy’s “account value” on the date of the insured’s death. Under this option, the amount of death benefit generally changes

Overview of the policy

from day to day, because many factors (including Portfolio investment performance, charges and expenses, premium payments and withdrawals) affect your policy’s account value.

There is also an alternative higher death benefit paid in certain circumstances. For additional detail regarding the calculation and payment of death benefits see “Accessing your money” in this prospectus.

Loans — You may borrow money from your policy, subject to certain limitations. Interest charges will apply.

Withdrawals — Subject to certain conditions, you may withdraw a part of your policy’s cash surrender value without surrendering the policy.

Surrendering the Policy — A policy may be surrendered for its net cash surrender value while the insured is living. Tax penalties may apply.

Riders — You may be able to obtain extra fixed benefits under the policy, which may require additional charges. These optional insurance benefits are referenced herein as “riders” to the policy.

You may be eligible for the following riders that we charge for:

•	Children’s Term Insurance Rider: This rider provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days and 18 years old.

•	Disability Deduction Waiver Rider: This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured’s 60th birthday.

•	Extended No-Lapse Guarantee Rider: This rider provides you with an extended guarantee against policy termination for a specific period of time.

•	Long-Term Care ServicesSM Rider: This rider provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care.

•	Option to Purchase Additional Insurance Rider: This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability.

In addition, the following benefits may be added at no charge:

•	Charitable Legacy Rider: An optional rider may be elected at issue that provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost.
•	Living Benefits Rider: This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy’s death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

•	Paid Up Death Benefit Guarantee (in certain states, the Paid Up Death Benefit Guarantee Endorsement is known as the Paid Up No Lapse Guarantee Endorsement): This benefit provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments.

•	Substitution of Insured Person Rider: If your policy has the Substitution of Insured Person Rider, after the policy’s second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. We are not currently permitting changes of a policy’s insured person. For further information please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus.

These benefits will be automatically added at no charge to eligible policies:

•	Loan Extension Endorsement: Your policy offers an additional feature against policy termination due to an outstanding loan, called “loan extension.”

•	No-Lapse Guarantee: This guarantee provides you with a guarantee against policy termination for a specific period of time.

Depending on when your policy was purchased, certain variations may apply which differ from the information contained in this section. In addition, depending on where your policy was issued, certain features or benefits may not be available or vary from the policy’s features and benefits described in this prospectus. Please see Appendix: “States where certain policy features and/or benefits are not available or vary” in this prospectus for more information.

Overview of the policy

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy’s information pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between Portfolios.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium charge(1)	From each premium	9%, if the extended no lapse guarantee rider is in effect. -or- 8%, if the extended no lapse guarantee rider is not in effect.
Surrender (turning in) of your policy during its first 15 years or the first 15 years after you have requested an increase in your policy’s face amount(2)	Upon surrender	Initial surrender charge per $1,000 of initial base policy face amount or per $1,000 of requested base policy face amount increase:(3) Highest: $47.92 Lowest: $10.38
Charge for a representative investor (male age 35 at issue or at the time of a requested face amount increase, in the preferred elite non-tobacco user risk class)	Upon surrender	Representative: $17.32
Request a decrease in your policy’s face amount	Effective date of the decrease	A pro rata portion of the charge that would apply to a full surrender at the time of the decrease.
MSO Early Distribution Adjustment	On surrender or other distribution (including loan) from an MSO Segment prior to its Segment Maturity Date	75% of Segment Account Value(9)
Transfers among investment options	Upon transfer	$25 per transfer(4)(6)
Adding the terminal illness living benefit rider	At the time of the transaction	$100 (if elected after policy issue)
Exercise of option to receive the terminal illness living benefit	At the time of the transaction	$250
Special Services Charges • Wire Transfer Charge(5) • Express Mail Charge(5) • Policy Illustration Charge(6) • Duplicate Policy Charge(7) • Policy History Charge(7)(8) • Charge for Returned Payments(7)	At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction	Current and Maximum Charge: $90 Current and Maximum Charge: $35 Current Charge: $0 Maximum Charge: $25 Current and Maximum Charge: $35 Current and Maximum Charge: $50 Current and Maximum Charge: $25

(1)

Currently, we deduct 8% of each premium payment up to six “target premiums” and then 3% of each premium payment after an amount equal to six “target premiums” has been paid. The “target premium” is actuarially determined for each policy, based on that policy’s specific characteristics, among other factors. If you elect the extended no lapse guarantee rider, an additional 1% of each premium payment will be deducted while the rider is in effect.

(2)	The surrender charge attributable to an increase in your policy’s face amount is in addition to any remaining surrender charge attributable to the policy’s initial face amount.
(3)	The initial amount of surrender charge depends on each policy’s specific characteristics.

Fee Table

(4)

No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed in this prospectus. The transfer charge will not apply to amounts transferred into or out of the MSO. See the MSO prospectus for more information.

(5)	Unless you specify otherwise, this charge will be deducted from the amount you request.
(6)	We do not currently charge this fee, but reserve the right to in the future.
(7)	The charge for this service must be paid using funds outside of your policy. Please see “Deducting policy charges” under “More information about certain policy charges” for more information.
(8)	The charge for this service may be less depending on the policy history you request. Please see “Deducting policy charges” under “More Information about policy charges” for more information.
(9)

The actual amount of Early Distribution Adjustment is determined by a formula that depends on, among other things, how a specified widely published stock market index has performed since the Segment Start Date. The maximum amount of the adjustment would occur if there is a total distribution at a time when that index had declined to zero. Please refer to the MSO Prospectus for more information about the index and Early Distribution Adjustment.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Portfolio fees and expenses.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:

Cost of insurance charge(1)(2)	Monthly	Charge per $1,000 of the amount for which we are at risk:(3) Highest: $83.34 Lowest: $0.02

Charge for a representative investor (male age 35 at issue in the preferred elite non-tobacco user risk class).	Monthly	Representative: $0.10

Mortality and expense risk charge	Monthly	0.85% (annual rate) of your value in our variable investment options

Administrative charge(1)	Monthly	(1)Policy Year	Amount Deducted
		1 2+	$20 $15

-plus-

(2) Charge per $1,000 of the initial base policy face amount and any requested base policy face amount increase that exceeds the highest previous face amount: Highest: $0.35 Lowest: $0.03

Charge for a representative investor (male age 35 at issue or at the time of a requested face amount increase, in the preferred elite non-tobacco user risk class).	Monthly	Representative: $0.04

Loan Interest Spread(4)	On each policy anniversary (or on loan termination, if earlier)	1% of loan amount.

Optional rider charges: While the rider is in effect

Children’s term insurance	Monthly	Charge per $1,000 of rider benefit amount: $0.50

Disability deduction waiver	Monthly	Percentage of all other monthly charges: Highest: 132% Lowest: 7%

Fee Table

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted

Charge for a representative investor (male age 35 at issue in the preferred elite non-tobacco user risk class)	Monthly	Representative: 12%

Market Stabilizer Option® (MSO)(5) MSO Variable Index Benefit Charge MSO Variable Index Segment Account Charge MSO Loan Spread(7) for Amounts of Policy Loans Allocated to MSO Segment	On the MSO Segment Start Date At the beginning of each policy month during the MSO Segment Term On each policy anniversary (or on loan termination, if earlier)	0.75% of the amount being transferred from the MSO Holding Account to an MSO Segment 1.65% calculated as an annual % of your Segment Account Value(6) 5%

Option to purchase additional insurance	Monthly	Charge per $1,000 of rider benefit amount: Highest: $0.17 Lowest: $0.04

Charge for representative investor (male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly	Representative: $0.16

Extended no lapse guarantee Charge for a representative investor (male age 35 at issue or at the time of a requested face amount increase; preferred elite non-tobacco user risk class)	Monthly

(1) Charge per $1,000 of the initial base policy

face amount, and per $1,000 of any requested

base policy face amount increase that exceeds

the highest previous face amount:

Highest: $0.05

Lowest: $0.01

Representative: $0.02

                    -plus-

(2) Percentage of Separate Account Fund

Value charge: 0.15% (annual rate) of your

value in our variable investment options.

Long-Term Care ServicesSM Rider(1)	Monthly

Charge per $1,000 of the amount for which we are at risk:(8)

With the optional Nonforfeiture Benefit:

Highest: $2.94

Lowest: $0.25

Without the optional Nonforfeiture Benefit:

Highest: $2.67

Lowest: $0.22

Charge for a representative investor (male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly	Representative (with the optional Nonforfeiture Benefit): $0.53

Charge for a representative investor (male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly	Representative (without the optional Nonforfeiture Benefit): $0.49
(1)	Not applicable after the insured person reaches age 121.
(2)	Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.

Fee Table

(3)	Our amount “at risk” under your policy is the difference between the amount of death benefit and the policy account value as of the deduction date.
(4)

We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The rate is the greater of (a) 3% or (b) the “Monthly Average Corporate” yield published by Moody’s Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit, which will not exceed 1%. For more information on the maximum rate see “Borrowing from your policy — Loan interest we charge” in “Accessing your money” in this prospectus.

(5)

Please refer to the MSO Prospectus for information about the MSO and related charges and deductions, as well as the meaning of special terms that are relevant to the MSO (such as “Segment,” “Segment Term,” “Segment Start Date,” “Segment Account Value” and “Early Distribution Adjustment”).

(6)	Currently we deduct this charge at a 0.40% annual rate, rather than at the maximum rate shown.
(7)

We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The “spread” is the difference between the interest rate we charge you on a policy loan and the interest rate we credit to you on the amount of your policy account value that we hold as collateral for the loan. Please refer to the MSO Prospectus for more information.

(8)

Our amount “at risk” for this rider depends on the death benefit option selected under the policy. See “More information about policy features and benefits — Long-Term Care ServicesSM Rider” later in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. A complete list of Portfolios available under the policy, including their annual expenses, may be found in Appendix: “Investment options available under the policy”.

Annual Portfolio Company Expenses	Minimum	Maximum
Total Annual Portfolio Operating Expenses before the effect of Expense Limitation Arrangements (expenses that are deducted from Portfolio asset, including management fees, distribution and/or service (12b-1) fee, and other expenses)(1)	0.56%	1.47%
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation Arrangements(1)	0.55%	1.44%

(1)

“Total Annual Portfolio Operating Expenses” are for the year ended December 31, 2021 and may be based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2023 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2023.

You bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. These fees and expenses are reflected in the Portfolio’s net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio’s fees and expenses is contained in the Trust prospectus for that Portfolio.

Fee Table

1. Principal risks of investing in the policy

Incentive Life Legacy® II is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this “base policy” are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in “Other benefits you can add by rider” under “More information about policy features and benefits” in this prospectus.

In addition, depending on when you purchased your policy, certain variations may apply to your policy which differ from the information contained in this section. Please see Appendix: “Policy variations” in this prospectus for more information.

Risks of investing in a policy

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

•	If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

•	If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any guarantees against termination, paid-up death benefit guarantee or loan extension feature you may have, you could have to pay more premiums to keep your policy from terminating.

•	If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy’s Grace Period provision and any loan extension endorsement you may have.

•	If you take a policy loan or a partial withdrawal you may decrease the net policy account value, cash surrender value and/or death benefit and may risk the loss of the no lapse guarantee.

•	There are unique risks associated with the MSO including loss of principal and previously credited interest up to 75% of Segment Account Value and adjustments in account value if amounts are withdrawn prior to the end of a Segment Term.

•	We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the “Fee Table” in this prospectus.
•	You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

•	Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy’s face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each variable investment option may be found in the Trust prospectus for that investment option and in the MSO prospectus.

How the Incentive Life Legacy® II variable life insurance policy is available

Incentive Life Legacy® II is primarily intended for individuals, businesses and trusts. However, we do not place limitations on its use. Please see “Tax Information” in this prospectus for more information. Incentive Life Legacy® II is generally available for issue ages 0-85.

Principal risks of investing in the policy

2. The Company

Equitable Financial Life Insurance Company of America is an Arizona stock life insurance corporation organized in 1969. Equitable Financial Life Insurance Company is a New York stock life insurance corporation doing business since 1859. We are indirect wholly owned subsidiaries of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

No other company has any legal responsibility to pay amounts that we owe under the policies. We are solely responsible for paying all amounts owed to you under the policy.

The Company

How to reach us

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to “Telephone and Internet requests” for effective dates for processing telephone, Internet and fax requests, in this prospectus.

By mail:

At the Post Office Box for our Administrative Office:

Equitable Financial Life Insurance Company — Life Operations Center

-or-

Equitable Financial Life Insurance Company — Life Operations Center

P.O. Box 1047

Charlotte, North Carolina 28201-1047

By express delivery only:

At the Street Address for our Administrative Office:

Equitable Financial Life Insurance Company — Life Operations Center

-or-

Equitable Financial Life Insurance Company — Life Operations Center

8501 IBM Drive, Suite 150

Charlotte, North Carolina 28262-4333

1-704-341-7000 (for express delivery purposes only)

By Phone:

Monday through Thursday, 8:30 am to 7:00 pm and Friday, 8:30 am to 5:30 pm, Eastern Time: 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

By e-mail:

life-service@equitable.com

By fax:

1-855-268-6378

By Internet:

You may register for online account access at www.equitable.com. Outside the U.S. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

Required Forms.  We require that the following types of communications be on specific forms we provide for that purpose:

(1)	request for our automatic transfer service (our dollar cost averaging service);

(2)	request for our asset rebalancing service;

(3)	transfers among investment options (if submitted by e-mail);

(4)	designation of new policy owner(s); and

(5)	designation of new beneficiary(ies).

Other Requests.  We also have specific forms that we recommend you use for the following:

(a)	policy surrenders;

(b)	transfers among investment options (not submitted by e-mail);

(c)	changes in allocation percentages for premiums and deductions; and

(d)	electing the paid-up death benefit guarantee.

You can also change your allocation percentages and/or change your address (1) by phone and (2) over the Internet, through www.equitable.com or (3) by writing our Administrative Office. You can transfer among investment options using (2) and (3), as described in the previous sentence, only. For more information about transaction requests you can make by phone or over the Internet, see “How to make transfers” and “Telephone and Internet requests” in this prospectus. In the future, we may require that certain requests be completed over the Internet.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as “market timing.” (See “Disruptive transfer activity” in “More information about other matters.”)

Formal Requirements.  Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, title (if applicable), the insured person’s name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in

The Company

question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

eDelivery

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com.

About our Separate Account

Each variable investment option is a part (or “subaccount”) of our Separate Account. Equitable Financial LIfe Insurance Company established Separate Account FP under special provisions of the New York Insurance Law, and Equitable Financial Life Insurance Company of America established Equitable America Variable Account K under Arizona Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in the Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from a Separate Account that represent our investments in a Separate Account or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against a Separate Account reflect its own investment experience and not the investment experience of the Company’s other assets.

Each Separate Account is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or the Separate Account. Although the Separate Account is registered, the SEC does not monitor the activity of the Separate Account on a daily basis. the Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of the Separate Account available under Incentive Life Legacy® II invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. The Separate Account immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to the Company’s Separate Accounts in connection with the Company’s variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. EQ Advisors Trust and EQ Premier VIP Trust also sell their shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our policy owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

Your voting privileges

Voting of Portfolio shares.  As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio’s shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in each Separate Account (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policy owners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

Voting as policy owner.  In addition to being able to instruct voting of Portfolio shares as discussed above, policy owners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in the Separate Account in the same proportion as the instructions we receive from holders of Incentive Life Legacy® II and other policies that the Separate Account supports.

The Company

About the Trusts

The Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on the Trusts shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, or in their respective SAIs, which are available upon request.

For more information on the Portfolios, please refer to Appendix: “Investment options available under the policy” in this prospectus.

The Company

3. Portfolios of the Trusts

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart in Appendix: “Investment options available under the policy” indicates the sub-adviser(s) for each Portfolio, if any. The chart in Appendix: “Investment options available under the policy” also shows the currently available Portfolios and their investment objectives.

You should be aware that Equitable Advisors and Equitable Distributors, LLC (“Equitable Distributors”) (together, the “Distributors”) directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The affiliated Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG, a wholly owned subsidiary of the Company, receives management fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administrative fees in connection with the services they provide to the Portfolios. As such, it may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

The Company, the Distributors or our other affiliates may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/ or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios’ average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for providing certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers’ respective Portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see “Allocating your contributions” in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that

Portfolios of the Trusts

use the EQ volatility management strategy, are identified in Appendix: “Investment options available under the policy”.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the volatility management strategy. Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/ Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Information regarding each Portfolio, including (i) its name;

(ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and subadviser(s), as applicable; (iv) current expenses; and (v) performance is available in Appendix: “Investment options available under the policy” to this prospectus. Separate prospectuses that contain more detailed information about the Portfolios have been issued by their respective Trusts.

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of the Trust prospectuses that do not accompany this prospectus, you may call 1-877-522-5035 or go to www.equitable.com/ICSR#EQH146674.

Portfolios of the Trusts

4. Determining your policy’s value

How you can pay for and contribute to your policy

Premium payments. We call the amounts you contribute to your policy “premiums” or “premium payments.” The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

Section 1035 exchanges of policies with outstanding loans.  If we approve, you may purchase an Incentive Life Legacy® II policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid exchange under Section 1035 of the Internal Revenue Code (the “Code”). If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life Legacy® II policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life Legacy® II policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see “Borrowing from your policy” in this prospectus).

You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the insured’s 121st birthday, so long as you don’t exceed certain limits determined by the federal income tax laws applicable to life insurance.

Your choice of a life insurance qualification test and limits on premium payments.  A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/ cash value corridor test (“guideline premium test”) or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes.

Under the guideline premium test, the federal tax law definition of “life insurance” limits your ability to pay certain high levels of premiums (relative to your policy’s insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under “Determining your policy’s value,” in this prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a “modified endowment contract,” which may subject you to additional taxes and penalties on any distributions from your policy. See “Tax information” in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. In particular, you may wish to ask for an illustration under both the guideline premium test and the cash value accumulation test to see the possible impact of making future changes to your policy under various investment return assumptions. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

Planned periodic premiums.  Page 3 of your policy will specify a “planned periodic premium.” This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

Determining your policy’s value

Premium Payment Plans  The following premium payment

plans are available:

•	Direct billing is available on monthly, quarterly, semiannual, and annual modes. The Company will send premium reminder notices approximately 25 days before the due date based on the mode chosen, i.e., monthly, quarterly, semi-annually, or annually.

•	Military allotment billing is available on monthly mode only.

•	Salary allotment is available on monthly, quarterly, semiannual, and annual modes. The minimum case requirement for new salary allotment billing units is five lives.

•	Systematic billing is available on monthly and quarterly modes. Under systematic billing, the policy owner may specify the day of the month on which the premiums should be deducted from their account (draft date). The premium payment plan and/or mode may be changed.

The minimum amount of premiums you must pay

Policy “lapse” and termination.  Your policy will lapse (also referred to in your policy as “default”) if your “net policy account value” is not enough to pay your policy’s monthly charges when due unless:

•	you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see “You can guarantee that your policy will not terminate before a certain date” below);

•	you are receiving monthly benefit payments under the Long-Term Care ServicesSM Rider (see “Other benefits you can add by rider” under “More information about policy features and benefits” in this prospectus);

•	you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value (see “You can elect a “paid up” death benefit guarantee” below); or

•	your policy has an outstanding loan that would qualify for “loan extension.”

(“Policy account value” and “net policy account value” are explained under “Determining your policy’s value” in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we receive the requested amount before the end of the grace period, it will be treated as a loan repayment to the extent it is less than or equal to any outstanding policy loan and accrued loan interest. The remainder of the payment, if any,

will be treated as a premium payment. If the guaranteed interest option limitation is in effect, we may limit you from allocating a portion of your payment to the guaranteed interest option as described elsewhere in this prospectus. Any such portion of the payment will be allocated to the variable investment options in proportion to any payment amounts for the variable investment options that you have specified with that payment. Otherwise, the remainder will be allocated in proportion to the premium allocation percentages for the variable investment options then in effect. If you have not specified any payment amounts for the variable investment options and if there are no premium allocation percentages for any variable investment options then in effect, any such portion of the payment will be refunded to you except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates. Please see Appendix: “Policy variations” in this prospectus for more information.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges (but not more than the amount to maintain one of the available guarantees against termination), policy loans or liens and accrued loan or lien interest, to the beneficiary you have named.

Your policy will terminate if you don’t pay enough premiums (i) to pay the charges we deduct, or (ii) to maintain one of the no lapse guarantees that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See “Tax information,” in this prospectus.

Restoring a terminated policy.  To have your policy “restored” (put back in force), you must apply within three years after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will be an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may

Determining your policy’s value

only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. Any no lapse guarantee will not be restored after the policy terminates.

You can guarantee that your policy will not terminate before a certain date

No Lapse Guarantee.  You can generally guarantee that your policy will not terminate for a number of years (the “guarantee period”) by paying at least certain specified amounts of premiums (the “guarantee premiums”). We call this our “No Lapse Guarantee.” The length of your policy’s guarantee period will range from 5 to 10 years, depending on the insured’s age when we issue the policy. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.

During the guarantee period, however, the No Lapse Guarantee applies only if:

•	You have satisfied the “guarantee premium test” (discussed in “Guarantee premium test for no lapse guarantees” under “More information about policy benefits” in this prospectus); and

•	Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if the guarantee period expires.

Extended No Lapse Guarantee Rider.  An optional rider may be added at issue to the policy that provides a longer guarantee period than described above with a higher premium requirement, provided you elect death benefit Option A. The length of your policy’s guarantee period will range from 20 to 40 years, depending on the insured’s age when we issue the policy.

The monthly cost of this rider and the required premium vary by the individual characteristics of the insured and the face amount of the policy. A change in the face amount of the policy, however, may affect the cost of this rider. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see “Optional benefits you can add by rider” under “More information about policy features and benefits.”

If you pay at least certain prescribed amounts of premiums and any outstanding policy loan and accrued loan interest do not exceed the policy account value, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges. For the extended no lapse guarantee rider, your death benefit must always have been Option A. The no lapse guarantee is not impacted by your choice of death benefit option.

You can elect a “paid up” death benefit guarantee

Provided certain requirements are met and subject to our approval, you may elect to take advantage of our “paid up” death benefit guarantee (certain policies may refer to this as the “paid up” no lapse guarantee) at any time after the fourth year of your policy if the insured’s attained age is 120 or less provided certain requirements are met. If you elect the paid-up death benefit guarantee, we may reduce your base policy’s face amount. Thereafter, your policy will not lapse so long as the paid-up death benefit guarantee remains in effect. Also, if you elect the paid-up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guaranteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time. If the policy guaranteed interest option limitation is in effect at the time you elect the “paid up” death benefit guarantee, it will no longer apply while the paid-up death benefit guarantee remains in effect. The limitation amounts applicable under the “paid up” death benefit guarantee may permit you to allocate different amounts into the guaranteed interest option. Our paid-up death benefit guarantee is not available if you received a living benefit on account of terminal illness at any time. Our paid-up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care ServicesSM Rider prior to continuing coverage under any Nonforfeiture Benefit. Also, election of a paid-up death benefit guarantee will terminate any Long-Term Care ServicesSM Rider subject to any Nonforfeiture Benefit, if elected. Please also see Appendix: “Policy variations” in this prospectus for policy and/or rider variations.

The guarantee will also terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see “Paid up death benefit guarantee” under “More information about policy features and benefits” in this prospectus.

You can receive an accelerated death benefit under the Long-Term Care ServicesSM Rider

In states where approved and subject to our eligibility requirements, an optional rider may be added to your policy at issue that provides an acceleration of the policy’s death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualified long-term care services in accordance with a plan of care. This is our Long-Term Care ServicesSM Rider. The long-term

Determining your policy’s value

care specified amount at issue must be at least $100,000. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select and whether you select the rider with or without the optional Nonforfeiture Benefit. You can terminate this rider after your first policy year. For more information about this rider, see “Other benefits you can add by rider” under “More information about policy features and benefits” in this prospectus. Please also see Appendix: “Policy variations” in this prospectus for rider variations.

Investment options within your policy

Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the “Investment Start Date”). Before this date, your initial premium will be held in a non-interest bearing account. See “Policy issuance” in “More information about procedures that apply to your policy” in this prospectus.

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see “Your right to cancel within a certain number of days,” in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the later of the Investment Start Date and the issue date for 20 calendar days (the “Money Market Lock-in Period”). However, if we have not received all necessary requirements for your policy as of the Issue Date, the Money Market Lock-In Period will begin on the date we receive all necessary requirements to put the policy in force at our Administrative Office. On the first business day following the Money Market Lock-in Period, we will reallocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the “Allocation Date” is the first business day following the Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

However, if the policy guaranteed interest option limitation is in effect, we will limit you from allocating more than a specified percentage of any premium payment to the guaranteed interest option. Any portion of the premium payment in excess of the limitation amount will be allocated to the variable investment options in proportion to any premium payment amounts for the variable investment options that you have specified with that premium payment. Otherwise, the excess will be allocated in proportion to the premium allocation percentages for the variable investment options then in effect. If you have not specified any premium payment amounts for the variable investment options and if there are no premium allocation percentages for any variable investment options then in effect, any portion of the premium payment in excess of the limitation amount will be refunded to you (except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option). The specified percentage limitation on premium payments allocated to the guaranteed interest option can be changed at any time, but it will never be less than 5%. Please see Appendix: “Policy variations” in this prospectus for more information.

The policy is between you and the Company. The policy is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. If your policy is sold by a financial professional of Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”), your financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

You can choose among variable investment options.

Variable investment options.  The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as “Investment Funds.”) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth in Appendix: “Investment options available under the policy.”

You will find other important information about each Portfolio in the separate prospectuses for each Trust, including a comprehensive discussion of the risks of investing in each Portfolio. To obtain copies of Trust prospectuses, you may call 1-877-522-5035 or go to www.equitable.com/ICSR#EQH146674. We may add or delete variable investment options or Portfolios at any time.

Determining your policy’s value

If you elect the extended no lapse guarantee rider or exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the EQ Strategic Allocation investment options, or those investment options we are then making available under the rider (see “Other benefits you can add by rider” under “More information about policy features and benefits”).

Guaranteed interest option.  You can also allocate some or all of your policy’s value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the “Guaranteed Interest Account.”)

Upon advance notification, the Company has the right to implement the policy guaranteed interest option limitation. If the policy guaranteed interest option limitation is in effect, the Company has the right to limit you from allocating more than a specified percentage of your premium to the guaranteed interest option. We may also reject any transfer you request from the variable investment options to the unloaned portion of the guaranteed interest option if the transfer would result in the unloaned portion of the guaranteed interest option exceeding a specified percentage of the total unloaned policy account value. Finally, we may limit you from allocating more than a specified percentage of any additional loan repayment to the guaranteed interest option after you have repaid any loaned amounts that were taken from the guaranteed interest option. The specified percentage limitation on allocations of premium payments, additional loan repayments, and requested transfers to the guaranteed interest option can be changed at any time, but it will never be less than 5%.

If you elect the paid-up death benefit guarantee or the extended no lapse guarantee rider, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option. The policy guaranteed interest option limitation will not apply while the paid-up death benefit guarantee or the extended no lapse guarantee rider remains in effect. The limitation amounts applicable under the paid up death benefit guarantee and the extended no lapse guarantee rider may permit you to allocate different amounts into the guaranteed interest option. For more information on these restrictions, see “Paid up death benefit guarantee” and “extended no lapse guarantee rider” under “More information about policy features and benefits” and Appendix: “Policy Variations” in this prospectus.

We will pay at least 2% annual interest on our guaranteed interest option.

Market Stabilizer Option® (“MSO”).  The MSO rider, if available under your policy, provides you with the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index. The S&P 500 Price Return Index includes 500 companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index. Any amount that you decide to invest in the MSO is allocated to a “Segment”, each of which has a specific start date and a limited duration. On the final day of the Segment, the index-linked return associated with that Segment will be applied to your Segment Account Value (as defined in the MSO Prospectus), and may be positive, zero or negative. Please be aware that the possibility of a negative return on this investment at the end of a Segment Term could result in a significant loss of principal and previously credited interest. Please see the Market Stabilizer Option® prospectus for more information.

Your policy account value

As set forth in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy’s “account value.” You instruct us to allocate your policy account value to one or more of the policy’s investment options indicated in Appendix: “Investment options available under the policy.” of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than in (iii)), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the investment options). See “Borrowing from your policy” in this prospectus. Your “net policy account value” is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any “restricted” amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our “Guaranteed Interest Account.”) Your policy account value is subject to certain charges discussed in “More information about policy charges” in this prospectus.

Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.

Your policy’s value in our variable investment options. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by “units.”

Determining your policy’s value

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy’s variable investment options, we “redeem” (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you “purchase” additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio’s shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day’s value for one such unit. The mortality and expense risk charge mentioned in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see “How we allocate charges among your investment options” in this prospectus.

Your policy’s value in our guaranteed interest option. Your policy’s value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any “restricted” amounts that we hold in that option as a result of your election to receive a living benefit. See “Your option to receive a terminal illness living benefit” in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate. However, we reserve the right to limit the percentage of your premium that may be allocated to the guaranteed interest option, or to reject certain requests to transfer amounts to the unloaned portion of your guaranteed interest option as described in greater detail throughout this prospectus. We may also limit the percentage of any additional loan repayments that may be allocated to the guaranteed interest option after you have repaid any loaned amounts that were taken from the guaranteed interest option. See “Guaranteed interest option” under “Investment options within your policy” in this prospectus for more information on such limitation amounts. In addition, please see Appendix: “Policy variations” in this prospectus for more information.

Amounts may be allocated to or removed from your policy’s value in our guaranteed interest option for the same purposes as described in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

Determining your policy’s value

5. Transferring your money among our investment options

Transfers you can make

You can transfer among our variable investment options and into our guaranteed interest option.

After your policy’s Allocation Date, you can transfer amounts from one investment option to another subject to certain restrictions discussed below. Currently, the total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We reserve the right to lower this $500 limit upon written notice to you. We also reserve the right to restrict transfers among variable investment options and transfers out of the guaranteed interest option as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the paid-up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, see “Paid up death benefit guarantee” and “Extended no lapse guarantee rider” in “More information about policy features and benefits.” If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.

Please see “Investment options within your policy” for more information about your role in managing your allocations.

Restrictions on transfers into the guaranteed interest option.  Your policy may contain a GIA Limitation Endorsement indicating that the Company has the right to reject any transfer you request from the Variable investment options to the unloaned portion of the guaranteed interest option if the transfer would result in the unloaned portion of the guaranteed interest option exceeding a specified percentage of the total unloaned policy account value. The Company will not exercise the right granted by this endorsement. Please see Appendix: “Policy variations” in this prospectus for more information.

Current unrestricted transfers out of the guaranteed interest option.  We are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter, you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option until further notice. If we decide to change our limitations on transfers out of the guaranteed interest option, we will provide you with notice of at least 30 days.

See the “How to make transfers” section below on how you can request a transfer. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day.

Please note that the ability to make unrestricted transfers from the guaranteed interest option does not apply to any amounts that we are holding as collateral for a policy loan or as “restricted” amounts as a result of your election to receive a living benefit, if available under your policy. In addition, if you elect to transfer account value to the Market Stabilizer Option® (“MSO”), if available under your policy, there must be sufficient funds remaining in the guaranteed interest option to cover the Charge Reserve Amount. Finally, there may be a charge for making this transfer. Please see “More information about policy charges” for more information about charges for this transfer.

If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.

Transfers into and out of the MSO  If you elect to transfer account value to the MSO, there must be sufficient funds remaining in the guaranteed interest option to cover the Charge Reserve Amount (as defined in the MSO Prospectus). There are also additional restrictions that may apply. For more information about transfers into and out of the MSO, see “Transfers” in the “Description of the Market Stabilizer Option” section of the MSO Prospectus.

Disruptive transfer activity.  We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “More information about other matters”).

How to make transfers

Internet transfers.  Generally, you can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our www.equitable.com website and registering for online account access. This service may not always be available. The restrictions relating to online transfers are described below.

Online transfers.  You can make online transfers by following one of two procedures:

•	For individually owned policies for which you are the owner, by logging onto our website, described under “By Internet” in “How to reach us” in this prospectus; or

•	For corporation and trust owned policies, we require a special authorization form to obtain access. The form is available on our website www.equitable.com or by contacting our Administrative Office.

For more information, see “Telephone and Internet requests” in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.

Transferring your money among our investment options

Transfers through our Administrative Office.  You may submit a written request for a transfer to our Administrative Office. We require a written request for jointly owned policies.

Our automatic transfer service

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit’s value is low, and fewer units if the unit’s value is high. Therefore, you may achieve a lower average cost per unit over the long-term.

Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.

Our automatic transfer service (also referred to as our “dollar cost averaging service”) enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid-up death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time by sending a written request to our Administrative Office. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service. This service is not available while the extended no lapse guarantee rider is in effect.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

Our asset rebalancing service

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid-up death benefit guarantee or your policy is placed on loan extension. Certain investment options, such as the guaranteed interest option, are not available investment options with the asset rebalancing service. This service is not available while the extended no lapse guarantee rider is in effect.

Transferring your money among our investment options

6. Accessing your money

About your life insurance benefit

As long as your policy is in force, we will pay the death benefit to your beneficiary or beneficiaries once we receive at our Administrative Office satisfactory proof of the Insured’s death. The death benefit is determined as of the date of death and generally paid within 7 days after proof of death and any other required documents are received. For information on the commencement of insurance coverage, please see “policy issuance” under “More information about procedures that apply to your policy” in this prospectus.

Your policy’s face amount.  In your application to buy an Incentive Life Legacy® II policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the “face amount” of the base policy. $100,000 is the minimum amount of coverage you can request.

If the insured person dies, we pay a life insurance benefit to the “beneficiary” you have named. (See “Your options for receiving policy proceeds” under “More information about policy features and benefits” in this prospectus.) The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.

Your policy’s “death benefit” options.  In your policy application, you also choose whether the basic amount (or “benefit”) we will pay if the insured person dies is:

•	Option A — The policy’s face amount on the date of the insured person’s death. The amount of this death benefit doesn’t change over time, unless you take any action that changes the policy’s face amount;

— or —

•	Option B — The face amount plus the policy’s “account value” on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy’s account value.

Your policy’s “account value” is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under “Determining your policy’s value” in this prospectus.)

Under Option B, your policy’s death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated. If you have elected the extended no lapse guarantee, you must have always had Option A since the policy issue date.

Alternative higher death benefit in certain cases

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code’s definition of “life insurance.”

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person’s date of death by a percentage specified in your policy. Representative percentages are as follows:

If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.

Age:(1)	40 and under	45	50	55	60	65
%:	250%	215%	185%	150%	130%	120%
Age:(1)	70	75-90	91	92	93	94 and over
%:	115%	105%	104%	103%	102%	101%
(1)	For the then-current policy year.

For example, if the guideline premium test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 120%, then the death benefit under Option A is the alternative death benefit of $102,000 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see Appendix: “Calculating the alternate death benefit” in this prospectus.

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy’s cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy

Accessing your money

benefits. The net single premium varies based upon the insured’s age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner’s Standard Ordinary Mortality Tables.

For example, if the cash value accumulation test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 185.7%, then the death benefit under Option A is the alternative death benefit of $157,845 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see Appendix: “Calculating the alternate death benefit” in this prospectus.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

Other adjustments to death benefit.  We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person’s death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See “Your option to receive a terminal illness living benefit” in this prospectus. Under the Long-Term Care ServicesSM Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit, unless benefits are being paid under the optional Nonforfeiture Benefit. Please see “Long-Term Care ServicesSM Rider” in this prospectus.

Death benefit if your policy is on loan extension.  Your policy offers an additional feature against policy termination due to an outstanding loan, called “loan extension.” Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see “Borrowing from your policy” under “Accessing your money.”

You can request a change in your death benefit option from Option B any time after the first year of the policy and before the policy anniversary nearest to the insured’s 121st birthday; however, changes to Option B are not permitted beyond the policy year in which the insured person reaches the maximum age for changes to Option B shown in their policy.

Change of death benefit option.  If you change your death benefit option, we will adjust your policy’s face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy’s death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy’s face amount by an amount equal to your policy’s account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy’s face amount by an amount equal to your policy’s account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy’s death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy’s face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches the maximum age for changes to Option B shown in their policy, (b) if the paid up death benefit guarantee is in effect, or (c) your policy is on loan extension.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not request a change of the death benefit option from Option A to Option B under the policy while the Long-Term Care ServicesSM Rider is in effect. You may request a change from Option B to Option A. Please see Appendix: “Policy variations” in this prospectus for rider variations. Please also refer to “Tax Information” in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

Accessing your money

You can increase or decrease your insurance coverage

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy’s face amount any time after the first year of your policy but before the policy year in which the insured person reaches age 121. The requested increase or decrease must be at least $10,000. Please refer to “Tax information” for certain possible tax consequences of changing the face amount of your policy. We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges under any optional disability waiver rider that is part of the policy;

(ii) the paid-up death benefit guarantee is in effect; or (iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached the maximum age for a face amount increase shown in their policy (or age 71 if the extended no lapse guarantee rider is in effect); or (ii) while the Long-Term Care ServicesSM Rider is in effect, unless coverage has been continued under the optional Nonforfeiture Benefit. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long-Term Care ServicesSM Rider.

Certain policy changes, including increases and decreases in your insurance coverage may also affect the guarantee premiums under the policy and any applicable monthly charge for the extended no lapse guarantee rider.

The following additional conditions also apply:

Face amount increases.  We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge administrative charge, and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same underwriting classification. An additional 15 year surrender charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, the increase will be declined. See “More information about policy charges.”

Face amount decreases.  You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code’s definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy’s face amount or change your death benefit option. This may be necessary in order to preserve your policy’s status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.

Your options for receiving policy proceeds

Beneficiary of death benefit.  You designate your base policy’s beneficiary in your policy application. You can change the beneficiary at any other time during the insured person’s life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person’s surviving children. If there are no surviving children, we will instead pay the insured person’s estate.

Payment of death benefit.  We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation) and so elects, death benefit proceeds can be paid through the “Access Account”, which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. The Company will retain the funds until a draft is presented for payment. Interest on the Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The Access Account is part of the Company’s general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

Accessing your money

A beneficiary residing outside of the U.S., however, cannot elect the Access Account. If the beneficiary is a trust that has two or fewer trustees, death benefit proceeds can be paid through the Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit and the beneficiary so elects, we will send the Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under “When we pay policy proceeds,” in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

Accessing your money

You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See “Borrowing from your policy” in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined in this prospectus under “Surrendering your policy for its net cash surrender value”) at any time after the first year of your policy and before the policy anniversary nearest to the younger insured’s 100th birthday. Partial withdrawals are not permitted if the paid-up death benefit guarantee is in effect. See “Making withdrawals from your policy” in this prospectus for more information.

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See “Surrendering your policy for its net cash surrender value” in this prospectus. See “Tax information” in this prospectus, for the tax treatment of the various ways in which you can access your money.

Borrowing from your policy

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a “restricted” basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long-Term Care ServicesSM Rider. See “More information about policy features and benefits: Other benefits you can add by rider: Long-Term Care ServicesSM Rider” in this prospectus. See “Your option to receive a terminal illness living benefit” below. The minimum loan amount generally is $500.

You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan’s repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

•	you cannot make transfers or withdrawals of the collateral;

•	we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option; and

•	the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If either the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

Loan interest we charge.  The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 3% or (b) the “Monthly Average Corporate” yield published in Moody’s Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first fifteen policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan and annually on the annual report, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

Interest that we credit on loan collateral.  Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy’s first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy’s 16th year, equal

Accessing your money

to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%. Because we first offered Incentive Life Legacy® II policies in 2009, the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy’s investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid-up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.

Effects of a policy loan.  If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy’s proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid-up death benefit guarantee to terminate or may cause the no lapse guarantee or the extended no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value and death benefit. This is because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See “Tax information” below for a discussion of the tax consequences of a policy loan.

Paying off your loan.  You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments unless the policy has lapsed and the payment is received during the 61-day grace period. See “Policy “lapse” and termination” in “The minimum amount of premiums you must pay” for more information. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long-Term Care ServicesSM Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First, we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don’t instruct us, in the same proportion as if they were premium payments. However, if the policy guaranteed interest option limitation is in effect, we will limit you from allocating more than a specified percentage of each additional repayment to the guaranteed interest option. Any portion of the additional loan repayment in excess of the limitation amount will be allocated to the variable investment options in proportion to any loan repayment amounts for the variable investment options that you have specified with that loan repayment. Otherwise, the excess will be allocated in proportion to the premium allocation percentages for the variable investment options then in effect. If you have not specified any loan repayment amounts for the variable investment options and if there are no premium allocation percentages for any variable investment options then in effect, any portion of the additional loan repayment in excess of the limitation amount will be refunded to you (except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option). The specified percentage limitation on additional loan repayments allocated to the guaranteed interest option can be changed at any time, but it will never be less than 5%. Please see Appendix: “Policy variations” in this prospectus for more information.

If you are to receive monthly benefit payments under the Long-Term Care ServicesSM Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid-up death benefit guarantee allocation percentages for the variable investment options on record.

Loan extension (for guideline premium test policies only)

Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There

Accessing your money

is no additional charge for the loan extension feature. Your policy will automatically be placed on “loan extension,” if at the beginning of any policy month on or following the policy anniversary nearest the insured person’s 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

•	The net policy account value is not sufficient to cover the monthly deductions then due;

•	The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or (b) the initial base policy face amount;

•	You have selected Death Benefit Option A;

•	You have not received a payment under either the living benefits rider or the Long-Term Care ServicesSM Rider;

•	The policy is not in a grace period; and

•	No current or future distributions will be required to be paid from the policy to maintain its qualification as “life insurance” under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

•	We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

•	Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

•	Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

•	No additional loans or partial withdrawals may be requested.

•	No changes in face amount or death benefit option may be requested.

•	No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.

•	All additional benefit riders and endorsements will terminate, including the Long-Term Care ServicesSM Rider.

•	The paid-up death benefit guarantee if applicable, may not be elected.

•	The policy will not thereafter lapse for any reason.

•	If the policy is on loan extension, the policy guaranteed interest option limitation will not apply. On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining the transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.

If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a)	The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured’s death, multiplied by a percentage shown in your policy;

(b)	The outstanding loan and accrued loan interest, plus $10,000; or

(c)	The base policy face amount on the date of death.

Example: A representative insured age 80, selected death benefit Option A and has had the policy for more than 20 years. She has a policy loan and the net policy account value is not sufficient to cover the monthly deductions now due. She has not received payment under the Living Benefits Rider or the Long-Term Care ServicesSM Rider. According, the loan extension endorsement will keep her policy from lapsing and any loan interest not paid will be added to the outstanding loan.

Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension. If your policy is on loan extension, due to an absence of Internal Revenue Service guidance on such features, there is some uncertainty as to how the tax law might be applied in the future. For example, it is possible that in such circumstances, some or the entire outstanding loan could be treated as a distribution from the policy.

Borrowing from your policy when you allocated to the MSO

If you have allocated policy amounts to the MSO and plan to take a loan from your policy, significantly different procedures and additional restrictions may apply. Please see “Loans” in the “Description of the Market Stabilizer Option” section of the MSO Prospectus for more information.

Making withdrawals from your policy

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured’s attained age 121, provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long-Term Care ServicesSM Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for

Accessing your money

the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long-Term Care ServicesSM Rider and selected death benefit long-term Option A, a partial withdrawal will reduce the current care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. If you selected death benefit Option B, the current long-term care specified amount will not be reduced. See “More information about policy features and benefits: Other benefits you can add by rider: Long-Term Care ServicesSM Rider” in this prospectus. We will not deduct a charge for making a partial withdrawal. If the extended no lapse guarantee is in effect, there are limitations on partial withdrawals from the variable investment options and different allocation rules apply. See “Extended No Lapse Guarantee Rider” under “More information about policy features and benefits” in this prospectus.

You can withdraw all or part of your policy’s net cash surrender value, although you may incur tax consequences by doing so.

Effect of partial withdrawals on insurance coverage.  If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy’s face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below $100,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy’s no lapse guarantee and the extended no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to “Tax information” below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid-up death benefit guarantee is in effect. Please see “Paid up death benefit guarantee” in “More information about policy features and benefits.”

Making withdrawals from your policy if you have allocated to the MSO If you have allocated policy amounts to the MSO and plan to take a withdrawal from your policy, significantly different procedures and additional restrictions may apply. Please see “Withdrawals” in the “Description of the Market Stabilizer Option” section of the MSO Prospectus for more information.

Surrendering your policy for its net cash surrender value

Upon written request satisfactory to us, you can surrender (give us back) your policy for its “net cash surrender value” at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is “restricted” as a result of previously distributed “terminal illness living benefits,” and further reduced for any monthly benefit payments made under the Long-Term Care ServicesSM Rider (see “Other benefits you can add by rider: Long-Term Care ServicesSM Rider” in this prospectus), and minus any surrender charge that then remains applicable. The surrender charge is described in “Charges and expenses you will pay” in this prospectus.

Please refer to “Tax information” below for the possible tax consequences of surrendering your policy.

Surrendering your policy if you have allocated to the MSO

If you have allocated policy amounts to the MSO and plan to surrender your policy, significantly different procedures and additional restrictions may apply. Please see “Cash Surrender Value, Net Cash Surrender Value and Loan Value” in the “Description of the Market Stabilizer Option®” section of the MSO Prospectus for more information.

Your option to receive a terminal illness living benefit

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy’s death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by the Company or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit on account of terminal illness, the Long-Term Care ServicesSM Rider for chronic illness benefits, if elected and before continuation of coverage under any Nonforfeiture Benefit, will terminate and no further benefits will be payable under the Long-Term Care

Accessing your money

ServicesSM Rider. Long-Term Care ServicesSM Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a “lien” we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy’s net cash surrender value to the policy’s guaranteed interest option. This amount, together with the interest we charge thereon, will be “restricted” — that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy’s value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See “Tax information” below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

You can arrange to receive a “living benefit” if the insured person becomes terminally ill.

Example: Policy owner is age 55 and has been diagnosed with cancer. He is not expected to live longer than 12 months and submits a claim for Living Benefits under a policy with a $200,000 face amount. The cash surrender value of the policy is currently $50,000. He has a policy loan (including accrued interest) of $25,000 outstanding on the policy, so his net death benefit is $175,000 ($200,000 – $25,000) and his net cash surrender value is $25,000 ($50,000 – $25,000).

The maximum Living Benefits payment available is the lesser of $500,000 and 75% of his $175,000 net death benefit ($131,250). Policy owner requests half of this amount, or $65,625, on his claim and receives a lump sum payment of $65,375 (after a claim processing fee of $250 is assessed). Policy owner dies 10 months after filing his claim for Living Benefits. His wife as the beneficiary on his policy receives $128,372. This death claim payment and other policy values are calculated as follows:

Before Payment of Living Benefits:
Policy Loan Outstanding	$ 25,000
Net Death Benefit	$175,000
Net Cash Surrender Value	$ 25,000
Living Benefits Payment Requested	$ 65,625
Net Amount Minus $250 Processing Fee	$ 65,375

Immediately After Payment of Living Benefits
Net Death Benefit	$175,000
Lien Outstanding	$ 65,625
Death Benefit Net of the Policy Loan and Lien	$109,375
Net Cash Surrender Value	$ 25,000
Initial Lien against Cash Value [65,625 x (25,000/175,000)](1)	$ 9,375
Cash Surrender Value Net of Policy Loan and Lien	$ 15,625
(1)

The lien resulting from the Living Benefit payment is equal to the amount of Living Benefit plus accrued interest plus additional amounts, if any, that are advanced to keep the policy in force. The amount of cash value net of existing policy loans, in excess of a specified percentage (which will not be greater than 100%) of the lien, is available for additional policy loans or partial withdrawals. The specified percentage is equal to the net cash value divided by the net death benefit. The net cash value is the cash value minus any outstanding policy loan and accrued loan interest. The net death benefit is the death benefit minus any outstanding policy loan and accrued loan interest.

Ten Months Later:
Lien	$ 65,625
Interest on Lien(2)	$ 2,852
Lien Plus Interest	$ 68,477
Policy Loan	$ 25,000
Interest on Policy Loan(2)	$ 1,037
Policy Loan Plus Interest	$ 26,037
Death Benefit Net of Policy Loan and Lien [200,000 – $68,477 – $26,037]	$105,486
(2)

Assumes a hypothetical 8% annual rate for the outstanding policy loan and the Lien. For policies with cash values, the actual interest rate for the Lien at the time the Living Benefits payment is made will not exceed the greater of: (i) the 90-Day Treasury Bill or (ii) the higher of (a) the maximum adjustable policy loan interest rate based on the “Published Monthly Average,” as defined below, for the calendar month that ends two months before the date of application for the Living Benefits payment or (b) the policy guaranteed cash value interest rate plus 1% per year.* The interest rate accrued on the portion of the Lien that is allocated to the policy cash value will not be more than the policy loan interest rate.

*

For policies without cash values, the actual interest rate for the Lien at the time the Living Benefits payment is made will not exceed the greater of: (i) the 90-Day Treasury Bill or (ii) the “Published Monthly Average,” as defined below, for the calendar month that ends two months before the date of application for the Living Benefits payment.

The “Published Monthly Average” means the Moody’s Corporate Bond Yield Average — Monthly Average Corporates published by Moody’s Investors Service, Inc., or any successor thereto. If such averages are no longer published, we will use such other averages as may be established by regulation by the insurance supervisory official of the jurisdiction in which this policy is delivered.

Accessing your money

7. Tax information

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

Basic income tax treatment for you and your beneficiary

An Incentive Life Legacy® II policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the “Code”) and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. The following discussion assumes that the policies meet these requirements and, therefore, that generally:

•	the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

•	increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

The IRS, however, could disagree with our position such that certain tax consequences could be other than as described. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner. See “Assigning your policy” in this prospectus. See also special rules below for “Business and employer owned policies,” and for the discussion of insurable interest under “Other information.”

Tax treatment of distributions to you (loans, partial withdrawals, and full surrender; impact of certain policy changes and transactions)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a “modified endowment contract” (sometimes also referred to as a “MEC”). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

Testing for modified endowment contract status.  Your policy will be a “modified endowment contract” if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. (“Paid up” means that no future premiums would be required.) This is called the “seven-pay” test.

Whenever there is a “material change” under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A “material change” for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy’s face amount or certain other changes.

If your policy’s benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid during its first seven years (or within seven years after a material change) are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be

Tax information

maintained under the policy. In some cases, a change may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. These tax rules may also result in a higher death benefit applying not withstanding a requested decrease in face amount. See “Changes we can make” in this prospectus.

Taxation of pre-death distributions if your policy is not a modified endowment contract.  As long as your policy remains in force as a non-modified endowment contract, policy loans will generally be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. However, there is some uncertainty as to the federal tax treatment of policy loans with a small or no spread between the interest rate charged and the interest rate credited on the amount loaned. You should consult a qualified tax adviser as to the federal tax treatment of such loans. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your “basis” in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

Policy loans. Policy loans can cause taxable income upon the termination of a policy with no cash payout. In the case of a surrender, the loan amount is taken into account in determining any taxable amount and such income can also exceed the payment received. These events can occur from potential situations which include: (1) amount of outstanding policy debt (loans taken plus unpaid interest amounts added to the outstanding loan) at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charges due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if an adjustable policy loan rate is in effect.

Ideally a policy loan will be paid from income tax free death benefit proceeds if your policy is kept in force until the death of the insured. To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax advisor at least annually, and take appropriate preventative action. As indicated above, in the case of a policy that is a modified endowment contract (“MEC”), any loan will be treated as a distribution when made, and thus may be taxable at such time.

Taxation of pre-death distributions if your policy is a modified endowment contract.  Any distribution from your policy will be taxed on an “income-first” basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the Company (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1⁄2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such)  and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Tax information

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. So, for example, if a policy has been collaterally assigned as security for a loan and the policy subsequently becomes a MEC there could be a taxable deemed distribution even though the policy owner has not received any payment from us.

Policy changes.  Changes made to a life insurance policy, for example, a decrease in benefits, a death benefit option change, or the termination or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. This action may be required under the tax law even though the policy may not be sufficiently funded to keep it in force for a desired duration. In some cases, premium payments for a policy year could be limited to the amount needed to keep the policy in force until the end of the policy year. You should carefully go over the implications of any policy changes with your advisor before making a change.

Restoration of a terminated policy.  For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

Tax treatment of living benefits rider or Long-Term Care ServicesSM Rider under a policy with the applicable rider

Living benefits rider.  Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our living benefits rider meet the tax law’s definition of terminally ill under section 101(g) of the Code and can qualify for this income tax exclusion.

If the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer.

Long-Term Care ServicesSM Rider.  Benefits received under the Long-Term Care ServicesSM Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. However, receipt of these benefits may be taxable in part and may reduce your investment in the policy. Generally income exclusion for all long-term care type payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act (“HIPAA”) per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

The Long-Term Care ServicesSM Rider is intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code. Charges for the Long-Term Care ServicesSM Rider are generally not considered deductible for income tax purposes and may be considered distributions for income tax purposes, and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. Assuming the rider qualifies as intended, charges will reduce your investment in the policy for income tax purposes (but not below zero) but will not be taxable. Please see Appendices “Policy variations” and “States where certain policy features and/or benefits are not available or vary” in this prospectus for more information on previously issued riders and state variations.

Any adjustments made to your policy death benefit, face amount and other values as a result of Long-Term Care ServicesSM Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.

It is not clear whether the exclusion for accelerated death benefits on account of chronically-ill insureds applies to benefits under a qualified long-term care insurance policy for owners whose insurable interests arise from businesstype policies. Please see Appendices “Policy variations” and “States where certain policy features and/or benefits are not available or vary” in this prospectus for more information on previously issued riders and state variations.

Under either rider,  if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee to the provider of medical care.

Tax information

Business and employer owned policies

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

Requirements for income tax free death benefits.  Federal tax law imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner’s income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.

The rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term “material” has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance with the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

Limitations on interest deductibility for business owned life insurance. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that the entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called “split-dollar” arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date.

However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy’s average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity’s other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

Uses of policy which may be scrutinized.  The IRS may view certain uses of life insurance policies as a tax shelter or as an abusive transaction. Please consult your tax advisor for the most up-to-date information as to IRS “Recognized Abusive and Listed Transactions” and how they may affect your policy.

Requirement that we diversify investments

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements, though no assurances can be given in this regard.

Estate, gift, and generation-skipping taxes

If the policy’s owner is the insured person, the death benefit will generally be includable in the owner’s estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner’s estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person’s taxable estate, total at least $10 million (this statutory amount is to be indexed for inflation after 2010). A portability rule generally permits a surviving spouse to elect to carry over the unused portion of the deceased spouse’s exclusion amount.

Tax information

Certain amounts may be deductible or excludable, such as gifts and bequests to a person’s spouse or charitable institutions, as well as for certain gifts per recipient per year ($16,000 for 2022, indexed for inflation).

As a general rule, if you make a “transfer” to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent “skips” his or her children and names his or her grandchildren as a policy’s beneficiaries. In that case, the generation-skipping “transfer” would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals are generally allowed an aggregate generation-skipping tax exemption of the same amount discussed above for estate and gift taxes, but without portability.

The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Pension and profit-sharing plans

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

Split-dollar and other employee benefit programs

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further, certain split-dollar arrangements may come within the rules for business- and employer-owned policies. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person’s consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this policy is being or was purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of the following guidance. In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly-traded or publicly-reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.

3.8% Tax on Net Investment Income or “NII”

The 3.8% tax on certain unearned income of taxpayers whose adjusted incomes exceed certain thresholds applies to all or part of a taxpayer’s NII. As currently interpreted under IRS guidelines, NII includes the taxable portion of an annuitized payment from a life insurance contract. It has not been defined to include taxable amounts from partial withdrawals, surrenders or lapses of life insurance policies subject to loans. You should consult your tax advisor as to the applicability of this tax to you.

Our taxes

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Tax information

Tax withholding and information reporting

Status for income tax purposes; FATCA.  In order for us to comply with income tax withholding and information reporting rules which may apply to life insurance policies, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to life insurance policy ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.- source payments, and similar or related withholding and information reporting rules, we may be required to report policy values and other information for certain policyholders. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.  Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction. For Puerto Rico and other jurisdictions, income is considered U.S.-source income. We anticipate requiring owners or beneficiaries of annuity contracts in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income.

Possibility of future tax changes and other tax information

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a life insurance policy. Legislative proposals could make sweeping changes to many longstanding tax rules, including certain tax benefits currently available to newly purchased cash value life insurance policies. Proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what if any, legislation will actually be proposed or enacted or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include new rules for testing for policies issued on a special risk class basis. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.

The policies described in this Prospectus are tested for qualification as life insurance using the 2001 Commissioners Standard Ordinary (“2001 CSO”) mortality tables. See “Cost of insurance charge” in this Prospectus. Due to updated State insurance laws and Federal income tax rules new life insurance policies using any mortality tables other than the 2017 Commissioners Standard Ordinary (“2017 CSO”) mortality tables cannot be sold after December 31, 2019.

This change in prevailing mortality tables does not affect existing policies described in this Prospectus, as they were all purchased before January 1, 2020. The policies will continue to be tested for tax purposes using the 2001 CSO mortality tables. The IRS has issued guidance on changes made after December 31, 2019 to policies issued before 2020 which are tested using the 2001 CSO mortality tables. This IRS “safe harbor” guidance permits certain policy changes without losing the ability to use the 2001 CSO mortality tables for testing. If we determine that certain future changes to your policy would cause it to lose its ability to be tax tested under the 2001 CSO mortality tables, we intend to refuse such

Tax information

transactions which might have otherwise been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 2001 CSO mortality tables. Accordingly, requests for substitution of the insured will not be permitted in the absence of further guidance. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.

Other information

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policy owner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policy owner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policy owner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policy owners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policy owners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio’s shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account.

Tax information

8. More information about policy features and benefits

In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the “Fee Table.”

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Charitable Legacy Rider	Provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost.	Optional

•   The rider is available for base policy face amounts of $1 million and above, where the minimum benefit would be $10,000 and the maximum benefit would be $100,000.

•   If the base policy face amount is reduced after issue for any reason, the benefit will be payable on the face amount at the time of the insured’s death, provided the face amount is at least $1 million. If the face amount has been decreased below $1 million at the time of death, then no benefit is payable.

Children’s Term Insurance Rider	Provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years.	Optional	• The insured under the base policy must be between the ages of 17 and 55. • The maximum amount of coverage is $25,000 for the Company and affiliates’ policies in force and applied for.
Disability Deduction Waiver Rider	Waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months, subject to certain conditions.	Optional

•   Issue ages are 0-59. However, coverage is not provided until the insured’s fifth birthday.

•   The maximum amount of coverage is $3,000,000 for the Company and affiliates’ policies in force and applied for.

•   Insured must be disabled for at least six consecutive months, and the disability must have begun prior to the policy anniversary nearest the insured’s 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured’s age 65 or termination of disability.

Extended No-Lapse Guarantee Rider	This rider provides you with an extended guarantee against policy termination for a specific period of time.	Optional

•   The rider was discontinued for new sales effective December 31, 2009.

•   The rider must be selected at issue and the Insured’s issue age must be 70 or younger.

•   The minimum benefit period is 20 years and the maximum period is to the policy anniversary nearest the insured’s 100th birthday.

•   The period cannot be changed after issue, extended once it expires or reactivated upon policy restoration after the end of the 61-day grace period.

•   The Death Benefit Option must be Option A.

•   Investment options are restricted to the EQ Allocation options and the GIO and the payment allocation to the GIO cannot be more than 25%.

More information about policy features and benefits

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Loan Extension Endorsement	Protects against the lapse of your policy due to an outstanding policy loan in certain circumstances.	Standard

•   Your policy will automatically be placed on “loan extension,” if at the beginning of any policy month on or following the policy anniversary nearest the insured person’s 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

•   The net policy account value is not sufficient to cover the monthly deductions then due;

•   The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or (b) the initial base policy face amount;

•   You have selected death benefit Option A;

•   You have not received a payment under either the Living Benefits Rider or the Long-Term Care ServicesSM Rider;

•   The policy is not in a grace period; and

•   No current or future distributions will be required to be paid from the policy to maintain its qualification as “life insurance” under the Internal Revenue Code.

Long-Term Care Services Rider	Provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured person being a chronically ill individual who is receiving qualified longterm care services in accordance with a plan of care.	Optional

•   Benefits are payable once we receive:

•   A written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services in accordance with a plan of care;

•   Proof that the “elimination period,” as discussed below, has been satisfied; and

•   Written notice of claim and proof of loss in a form satisfactory to us.

•   This rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 calendar days, beginning on the first day of any qualified long-term care services that are provided to the insured person.

•   The monthly rate charged for this rider varies based on the insured person’s sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected and whether you selected the rider with or without the optional Nonforfeiture Benefit.

•   Maximum total benefit under the policy depends on which death benefit option you pick and the Acceleration Percentage of the Long-Term Care ServicesSM Rider.

•   While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.

More information about policy features and benefits

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Living Benefits Rider	Enables you to receive a portion of the policy’s death benefit (with certain exclusions), if the insured person has a terminal illness.	Optional

•   Automatically included at issue unless declined. If elected after issue, we will deduct $100 from your Policy account value at the time of the transaction.

•   Subject to underwriting guidelines and state availability, your Policy will automatically include this rider if you apply for a face amount of at least $100,000, unless it is issued as a result of an Option to Purchase Additional Insurance election or a conversion from a term life policy or term rider.

•   The maximum aggregate amount of payments that will be paid under this rider for all policies issued by the Company or an affiliate company on the life of the same insured person is $500,000.

No-Lapse Guarantee	This rider provides you with a guarantee against policy termination for a specific period of time.	Standard

•   Subject to the payment of certain specified amounts of premiums.

•   Guarantee will terminate if the amount of your outstanding policy loans and accrued loan interest is greater than your policy account value.

•   Subject to certain conditions, provides a guarantee against policy lapse for 10 years for issue ages 0-60, reduced by 1 year for each issue age between 61-64 and 5 years for issue ages 65 and over.

Option to Purchase Additional Insurance Rider	Allows you to purchase a new Policy for the amount of the option, on specific dates, without evidence of insurability.	Optional

•   The minimum option amount is $25,000 and the maximum amount is $100,000.

•   Issue ages are 0-37.

•   The maximum amount of coverage is $100,000 for the Company and affiliates’ policies in force and applied for.

More information about policy features and benefits

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Paid Up Death Benefit Guarantee	Provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments.	Optional

•   Subject to certain requirements, you may elect to take advantage of this benefit at any time after the fourth year of your policy if the insured’s attained age is less than 121.

•   If you elect this benefit, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion.

•   Not available if you received benefit payments under the Living Benefits Rider at any time.

•   Not available if you received monthly benefit payments under the Long-Term Care ServicesSM Rider prior to continuing overage under any Nonforfeiture Benefit.

•   Death Benefit Option changes are not permitted if the Paid Up Death Benefit Guarantee is in effect.

•   Election of this benefit will terminate any Long-Term Care ServicesSM Rider subject to any Nonforfeiture Benefit, if elected.

•   This benefit will terminate if:

•   The sum of any outstanding policy loan and accrued interest exceeds your policy account value;

•   We make a payment under the Living Benefits Rider or Long-Term Care ServicesSM Rider prior to continuing coverage under any Nonforfeiture Benefit; or

•   You request that we terminate the election.

Substitution of Insured Person Rider (We are not currently permitting changes of a policy’s insured person. For further information, please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus.)

	Permits you to request after, the policy’s second year, that a new insured person replace the existing one.	Standard	• Upon making this change, any no-lapse guarantee and the Long-Term Care ServicesSM Rider will terminate.

More information about policy features and benefits

Guarantee premium test for no lapse guarantees

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these guarantees as our “no lapse guarantee” and our optional “extended no lapse guarantee rider” and you can read more about them in “You can guarantee that your policy will not terminate before a certain date” in this prospectus. You can also read more about our extended no lapse guarantee rider in “Extended No Lapse Guarantee Rider” in this section.

Guarantee premium test.  If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date less any partial withdrawals (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for either the no lapse guarantee or extended no lapse guarantee rider and guarantee premiums for any optional benefit riders (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that any policy loan and accrued loan interest does not exceed the policy account value and provided that one of the guarantees is still in effect.

Guarantee premiums.  The amounts of the monthly guarantee premiums for the no lapse guarantee are set forth in your policy. The amounts of the monthly guarantee premiums for any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person’s risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period or the extended no lapse guarantee period beyond its original number of years.

Paid up death benefit guarantee

Subject to our approval, you may elect the “paid up” death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy’s death benefit and potential policy lapse. You may elect this benefit provided:

•	the insured’s attained age is not more than 120;

•	you have death benefit Option A in effect (see “About your life insurance benefit” in this prospectus);
•	we are not waiving monthly charges under the terms of a disability waiver rider;

•	you have not received any payment under a living benefits rider or under the Long-Term Care ServicesSM Rider;

•	the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

•	the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

•	the policy is not on loan extension. (For more information about loan extension, see “Accessing your money” in this prospectus;

•	the election would not reduce the face amount (see below) below $100,000;

•	no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

•	You agree to reallocate your fund values to the guaranteed interest option and the EQ Strategic Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See “Restrictions on allocations and transfers” below).

The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate, except for any charitable legacy rider or living benefits rider providing benefits for terminal illness. The policy’s net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy’s face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

If you elect the paid up death benefit guarantee, the Long-Term Care ServicesSM Rider will automatically terminate subject to any Nonforfeiture Benefit, if elected.

Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care ServicesSM Rider before continuation of coverage under any Nonforfeiture Benefit. Please see Appendix: “Policy variations” in this prospectus for rider variations.

Possible reduction of face amount.  The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the

More information about policy features and benefits

policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $100,000.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See “More information about policy charges.”) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See “Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)” under “Tax information.”

Restrictions on allocations and transfers.  While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the EQ Strategic Allocation investment options. See Appendix: “Investment options available under the policy” for the listing of EQ Strategic Allocation investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our EQ Strategic Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.

If the policy guaranteed interest option limitation is in effect at the time you elect the paid up death benefit guarantee, it will no longer apply while the paid up death benefit guarantee remains in effect. The limitation amounts applicable under the paid up death benefit guarantee may permit you to allocate different amounts into the guaranteed interest option. Please see Appendix: “Policy variations” in this prospectus for more information.

Other effects of this guarantee.  After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

•	premium payments

•	partial withdrawals

•	changes to the policy’s face amount or death benefit option

•	any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See “Tax treatment of distributions to you” under “Tax information” in this prospectus.)

Termination of this guarantee.  You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy’s grace period provision. The guarantee will also terminate if we make payment under the living benefits rider or the Long-Term Care ServicesSM Rider. If the guarantee terminates for any reason, it cannot be restored at a later date.

Other benefits you can add by rider

When you purchase this policy, you may be eligible for the following other optional benefits we currently make available by rider:

•	Extended No Lapse Guarantee — Described below.

•	Long-Term Care ServicesSM Rider — Described below.

•

Disability Deduction Waiver — This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured’s 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured’s age 65 or the termination of disability. Issue ages are 0–59. However coverage is not provided until the insured’s fifth birth-

More information about policy features and benefits

day. The maximum amount of coverage is $3,000,000 for the Company and affiliates’ policies in-force and applied for.

Example: Insured who elected this rider at issue, at age 62 is totally disabled for six consecutive months. Monthly charges paid from the policy account value are waived until termination of the disability or the policy anniversary nearest the insureds age 65, since the disability arose after age 60.

•	Option to Purchase Additional Insurance — This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0–37. The maximum amount of coverage is $100,000 for the Company and affiliates’ policies in-force and applied for.

Example: A policy owner age 34 who elected this rider at issue purchases another policy with a face amount of $25,000 (which is the minimum for additional insurance). Charges for the rider will apply until the insured reaches age 40.

•	Children’s Tern Insurance — This rider provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for the Company and affiliates’ policies in-force and applied for.

Example: Policy owner age 50 elects this rider for $10,000 of coverage on a child age 10. A fee of $5.00 per month ($0.50 x 10,000) will be deducted from the policy account value while the rider is in effect. If child dies at age 17, $10,000 will be paid to the beneficiary.

•	Charitable Legacy Rider — Described below.

We add the following benefits automatically at no charge to each eligible policy:

•	Substitution of Insured Person Rider — See “You can change your policy’s insured person” under “More information about procedures that apply to your policy.” We are not currently permitting changes of a policy’s insured person. For further information, please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus.

•	Living Benefits Rider — See “Your option to receive a terminal illness living benefit” under “Accessing your money.”

•	Paid Up Death Benefit Guarantee — See “Paid up death benefit guarantee” in this section.

•	Loan Extension Endorsement — See “Loan extension (for guide-line premium test policies only)” under “Accessing your money.”

The Company or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also “Tax information” in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.

Extended No Lapse Guarantee Rider.  An optional rider may be elected at issue subject to our underwriting requirements that provides for a longer no lapse guarantee period than the one in your base policy. The chart below details the issue age and extended no lapse guarantee period for the rider. The policy guaranteed interest option will not apply while the extended no lapse guarantee rider remains in effect. The limitation amounts applicable under the extended no lapse guarantee rider may permit you to allocate different amounts into the guaranteed interest option. Please see Appendix: “Policy variations” in this prospectus for more information.

Issue Age	Extended No Lapse Guarantee Period
0-35	40 years from issue age
36-45	Period extends until attained age 75
46-60	30 years from issue age
61-70	Period extends until attained age 90

If you elect this rider at issue, the investment options available to you will be restricted to the guaranteed interest option and the EQ Strategic Allocation investment options. You must provide proper allocation instructions at the time you apply for this policy in order to have your policy issued with this rider.

This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

•	The rider has not terminated;

•	The guarantee premium test for no lapse guarantees has been satisfied (see “Guarantee premium test for no lapse guarantees” under “More information about policy features and benefits”);

•	The death benefit option under the policy has been Option A since it was issued; and

•	Any policy loan and accrued loan interest does not exceed the policy account value.

The monthly cost of this rider varies based on the individual characteristics of the insured and the face amount of the policy. A change to the policy’s face amount may affect the cost of this rider. See “Fee Table” and “More information about policy charges” for more information on the charges we deduct for this rider. The rider will terminate upon our receipt of your written request to terminate or on the effective date of a change to death benefit Option B during the extended no lapse guarantee period. This rider cannot be reinstated once terminated.

More information about policy features and benefits

At issue and while the rider is in effect, we currently limit your investment options under the policy to the EQ Strategic Allocation investment options and the guaranteed interest option. We also limit your premium allocations, transfers from the variable investment options to the guaranteed interest option and partial withdrawals from the variable investment options, as described below and loan repayments as described in “Accessing your money” in this prospectus.

Premium allocations.  You may instruct us to allocate up to 25% of your net premiums to the guaranteed interest option. The net premiums allocated to the guaranteed interest option will be limited to an amount so that the value in the guaranteed interest option does not exceed 25% of your total unloaned policy account value. Any portion of a net premium that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts for the variable investment options that you specified for that particular premium. If you did not specify, we will allocate that portion of the net premium in proportion to the premium allocation instructions for the variable investment options on record.

Transfers from the variable investment options to the guaranteed interest option. You may make a transfer from one or more of the variable investment options to the guaranteed interest option as long as the transfer would not cause your value in the guaranteed interest option to exceed 25% of the total unloaned policy account value. Otherwise, we will reject the transfer request. If, at the time of a transfer request, the value of the guaranteed interest option already makes up 25% or more of your total unloaned policy account value, we will reject the transfer.

Partial withdrawals from the variable investment options. Partial withdrawals from the variable investment options will be limited to an amount that will not result in your value in the guaranteed interest option exceeding 25% of your total unloaned policy account value. Any portion of the partial withdrawal not taken from the variable investment options will be taken from the guaranteed interest option. If you tell us how much of the partial withdrawal is to come from the values in each of your variable investment options, the total amount taken from the variable investment options will be divided among investment options in proportion to the amounts to be withdrawn from the investment options as you have specified. If you do not tell us, or if we are unable to make the withdrawal in this manner, the amount taken from the variable investment options will be divided among all of your variable investment options in proportion to your values in each.

Rider termination. The extended no lapse guarantee rider will terminate on the earliest of the following:

•	the date your policy ends without value at the end of a grace period;

•	the date you surrender your policy;

•	the expiration date of the extended no lapse guarantee period shown in your policy;
•	the effective date of a change to death benefit Option B, during the extended no lapse guarantee period;

•	the effective date of the election of the paid up death benefit guarantee;

•	the date that a new insured person is substituted for the original insured person;

•	the effective date of a requested increase in face amount during the extended no lapse guarantee period and after attained age 70 of the insured;

•	the date the policy goes on loan extension; or

•	the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.

This rider cannot be reinstated once it has been terminated.

Long-Term Care ServicesSM Rider. (Please see Appendices “Policy variations” and “States where certain policy features and/or benefits are not available or vary” in this prospectus for rider variations).  The rider provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care.(1) Benefits accelerated under this rider will be treated as a lien against the policy death benefit unless benefits are being paid under the optional Nonforfeiture Benefit. While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.

An individual qualifies as “chronically ill” if he has been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services in accordance with a plan of care; 2) proof that the “elimination period,” as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured person is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care. Otherwise, unless earlier terminated due to a change in status of the insured or payout of the maximum

(1)	For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form

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total benefit amount, benefit payments will terminate at the end of the twelve-month period. We also, at our own expense, may have the insured person examined as often as we may reasonably require during a period of coverage. This rider may not cover all of the costs associated with long-term care services during the insured person’s period of coverage.

The monthly rate charged for this rider varies based on the insured person’s sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected and whether you selected the rider with or without the optional Nonforfeiture Benefit. See “Fee Table” and “More information about policy charges” in this prospectus for more information on the charges we deduct for this rider.

If the net policy value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. While monthly benefits under the Long-Term Care ServicesSM Rider are being paid, we will waive the monthly charge for the Long-Term Care ServicesSM Rider.

We will pay up to the maximum total benefit for qualified long-term care services for the insured person for the duration of a period of coverage. During any period of coverage, the maximum total benefit is determined as of the first day of that period of coverage.

For policies with death benefit Option A, the maximum total benefit is equal to the current long-term care specified amount. For policies with death benefit Option A, the initial long-term care specified amount is equal to the face amount of the base policy at issue multiplied by the acceleration percentage. You can select an acceleration percentage between 20% and 100%, subject to the minimum initial long-term care specified amount of $100,000.

For policies with death benefit Option B, the maximum total benefit is equal to the current long-term care specified amount, plus the policy account value. For policies with death benefit Option B, the initial long-term care specified amount is equal to the face amount of the base policy multiplied by 100%. You do not select an acceleration percentage.

During any Period of coverage (see below), the maximum Total Benefit is determined as of the first day of that Period of coverage.

The initial long-term care specified amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount may reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount multiplied by the acceleration percentage selected, or (b) the long-term care specified amount immediately prior to the face amount decrease. If you selected death benefit Option A, any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the amount of the withdrawal. If you selected death benefit Option B, the current long-term care specified amount will not be reduced.

The maximum monthly benefit is the maximum amount we or an affiliated company will pay in a month for qualified long-term care services for the insured person. Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America and Equitable Financial Life and Annuity Company are all affiliates. The maximum monthly benefit payment amount that you can purchase from the issuer and its affiliates is limited to $50,000 per month, per insured person. At issue, the maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage selected. After that, the maximum monthly benefit is equal to the maximum total benefit as of the first day of the first period of coverage, or on the date coverage under the Nonforfeiture Benefit begins, if    earlier,    multiplied    by    the    benefit percentage selected.

Each month, the monthly benefit payment (a portion of which will be applied to repay any outstanding policy loan) for qualified long-term care services for the insured person is the lesser of:

(1)	the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

(2)

the monthly equivalent of 200% of the per day limit allowed by the Health Insurance Portability and Accountability Act or “HIPAA.” (We reserve the right to increase this percentage.) To find out the current per day limit allowed by HIPAA, go to www.IRS.gov. We may also include this information in your policy’s annual report.

We will pay a proportionate amount of the monthly benefit payment for services rendered for less than a full month.

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage. We deduct the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. We also reduce the cash surrender value, as described below.

Elimination period. The Long-Term Care ServicesSM Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Except as described below, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of care in a qualified long-term care facility or qualified days of home health care. The days

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do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. If the elimination period is not satisfied within this time period, you must submit a new claim for benefits under this rider. This means that a new elimination period of 90 days must be satisfied within a new 24-month period. The elimination period must be satisfied only once while this rider is in effect.

Furthermore, and solely at our discretion, we may deem the elimination period to be satisfied if the insured person provides proof of care from a U.S. licensed health care provider for at least 60 service days (approximately 5 days a week) within a consecutive period of 90 days starting on the first day on which such services are first provided.

You can request retroactive payment of benefits for the elimination period if a U.S. licensed health care practitioner provides written certification that the insured person is chronically ill and is expected to require qualified long-term care services for the remainder of the insured person’s life, once the elimination period and all other eligibility requirements have been satisfied. The amount of any such retroactive payment will be deducted from the maximum total benefit.

Period of coverage.  The period of coverage is the period of time during which the insured person receives services that are covered under the Long-Term Care ServicesSM Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

(1)	the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

(2)	the date we discover the insured person is no longer receiving Qualified Long-Term Care Services in accordance with the Plan of Care written for that Period of Coverage;

(3)	the date you request that we terminate benefit payments under this rider;

(4)

the date the accumulated benefit lien amount equals the maximum total benefit (or if your coverage is continued as a Nonforfeiture benefit, the date the maximum total Nonforfeiture benefit has been paid out);

(5)	the date you surrender the policy (except to the extent of any Nonforfeiture Benefit you may have under the rider);

(6)	the date we make a payment under the living benefits rider (for terminal illness) if it occurs before coverage is continued as a Nonforfeiture Benefit; or

(7)	the date of death of the insured person.

During a period of coverage before coverage is continued as a Nonforfeiture Benefit:

(1)	Partial withdrawals, face amount decreases and premium payments are not permitted.
(2)	The policy death benefit will not be less than the maximum total benefit.

(3)

Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment — including any loan repayment. The accumulated benefit lien amount will be deducted from the policy death benefit in determining the insurance benefit we pay.

(4)

For the purposes of determining the cash surrender value of this policy, the policy face amount and the unloaned policy account value will be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount. Any applicable surrender charge will be reduced on a pro rata basis for the reduction in the policy face amount.

(5)

If there is an outstanding policy loan (and accrued loan interest) at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the maximum total benefit that we have not accelerated to date.

(6)	The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

(7)

Transfers of any unloaned policy account value allocated to the guaranteed interest option or to the variable investment options are permitted. We do, however, reserve the right to restrict the variable investment options available to you during a period of coverage. If we exercise this right, we will notify you of such restrictions in advance.

After a period of coverage ends before coverage is continued as a Nonforfeiture Benefit:

(1)

The base policy face amount and the unloaned policy account value will each be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.

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(2)	Any applicable surrender charges will be reduced on a pro rata basis for the reduction in the policy face amount.

(3)

The long-term care specified amount will be reduced by a percentage equal to the accumulated benefit lien amount, divided by the maximum total benefit. If after this calculation, the long-term care specified amount would be greater than the base policy face amount, the long-term care specified amount will be further reduced to the base policy face amount.

(4)	For any subsequent period of coverage, the maximum monthly benefit will be equal to the maximum monthly benefit during the initial period of coverage.

(5)

The premium fund values that are used by us to determine whether a guarantee against policy lapse or a guarantee of death benefit protection is in effect will also be reduced pro rata to the reduction in the base policy face amount.

(6)	Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

(7)	The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire maximum total benefit has been paid out, the period of coverage will end, policy values will be adjusted as described above, and this rider will terminate. If the net policy account value is insufficient to cover the monthly deductions, the policy will terminate subject to the grace period provision.

Rider termination. This rider will terminate, and no further benefits will be payable (except, where applicable, as may be provided under the “Extension of Benefits” and the “Nonforfeiture Benefit” provisions of this rider), on the earliest of the following:

(1)	at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

(2)	upon termination or surrender of the policy;

(3)	the date of the insured person’s death;

(4)	the date when the accumulated benefit lien amount equals the maximum total benefit amount;

(5)	the effective date of the election of the paid up death benefit guarantee;

(6)	the date you request payment under a living benefits rider due to terminal illness of the insured person
(whether or not monthly benefit payments are being made as of such date) if it occurs before coverage is continued as a Nonforfeiture Benefit;

(7)	the date the policy goes on loan extension if it occurs before coverage is continued as a Nonforfeiture Benefit; or

(8)

on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider if it occurs before coverage is continued as a Nonforfeiture Benefit.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

Extension of benefits.  If your policy lapses, terminating this rider, while the insured person is confined in a long-term care facility but before any rider benefits have been paid for a current period of coverage, benefits for that confinement may be payable provided that the confinement began while this rider was in force and the confinement continues without interruption after rider termination. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement (in this case, the maximum total benefit will be reduced by rider benefits that have been paid out); (b) the date the maximum total benefit has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

Example of the LTCSR:

This example shows an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 on the first day of the period of coverage and that there is no outstanding debt. We also assume that the owner selected an acceleration percentage of 100% and an LTC benefit percentage of 2%. Policy 1 shows what the maximum total benefit and maximum monthly benefit would be for a policy with low account value. Policy 2 shows what the maximum total benefit and maximum monthly benefit would be for a policy with a higher account value.

	Policy 1	Policy 2
LTC Specified Amount	$100,000	$100,000
LTC Policy Account Value on the first day of the period of coverage	$35,000	$85,000
Death Benefit Percentage	120%	120%
Maximum Total Benefit under Option A	$100,000	$102,000
Maximum Total Benefit under Option B	$135,000	$185,000
Maximum Monthly Benefit under Option A	$2,000	$2,040
Maximum Monthly Benefit under Option B	$2,700	$3,700

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The monthly benefit payable will be the lesser of:

(1)	The maximum monthly benefit (or lesser amount requested by the owner, but not less than $500); and

(2)	200% x 30 (assumes a 30-day month) x daily HIPAA limit ($390 for 2022).

Nonforfeiture Benefit

For a higher monthly charge, you can elect the Long-Term Care ServicesSM Rider with the Nonforfeiture Benefit. The Nonforfeiture Benefit may continue coverage under the rider in a reduced benefit amount in situations where (a) the Long-Term Care ServicesSM Rider would otherwise terminate; (b) you have not already received benefits (including any loan repayments) that equal or exceed the total charges deducted for the rider; and (c) your policy and Long-Term Care ServicesSM Rider were in force for at least three policy years.

While the Nonforfeiture Benefit is in effect, all of the provisions of the Long-Term Care ServicesSM Rider remain applicable to you. The maximum total Nonforfeiture Benefit will be the greater of:

(a)	One month’s maximum monthly benefit; and

(b)

The sum of all charges deducted for the Long-Term Care ServicesSM Rider (with the Nonforfeiture Benefit). This amount excludes any charges that may have previously been waived while rider benefits were being paid.

The maximum total Nonforfeiture Benefit will be reduced (but not below zero) by all monthly benefit payments paid under the rider, including any loan repayments and any payments made under the “Extension of Benefits” and “Nonforfeiture Benefit” provisions. Also, the maximum total Nonforfeiture Benefit will not exceed the maximum total benefit under the rider as of the date coverage under the Nonforfeiture Benefit begins.

Coverage under the Nonforfeiture Benefit begins on the date the Long-Term Care ServicesSM Rider would otherwise terminate for one of the following reasons (unless benefits are being continued under the “Extension of Benefits” provision of the rider):

(1)	We receive your written request to terminate the Long-Term Care ServicesSM Rider;

(2)	You surrender your policy;

(3)	Your policy terminates without value at the end of a grace period; or

(4)	You elect a Paid Up death benefit guarantee.

If benefits are being continued under the “Extension of Benefits” provision of the rider and the maximum total benefit has not been paid out, coverage under the Nonforfeiture Benefit begins on the date the insured is discharged from a long-term care facility.

Once in effect, the Nonforfeiture benefit will continue long-term care coverage under a paid-up status until the earliest of (a) the death of the insured, and (b) the date the maximum total Nonforfeiture Benefit has been paid out and reduced to zero during a period of coverage. If coverage is continued under the Nonforfeiture Benefit, you will receive additional information regarding the benefit, including the maximum total Nonforfeiture Benefit amount.

Example: Policy owner has been receiving benefits under the Long-Term Care Services Rider for three years and the amount of benefits received does not exceed the charges deducted for the Rider. Because policy owner elected the LTCSR with the Nonforfeiture Benefit, when the rider would otherwise end, it will be continued in a reduced benefit amount and with no additional rider charges due or payable thereafter.

For tax information concerning the Long-Term Care ServicesSM Rider, see “Tax information” in this prospectus.

Charitable Legacy Rider.  An optional rider may be elected at issue that provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost. This rider is only available at issue and an accredited charitable beneficiary must be named at that time. The rider is available for base policy face amounts of $1 million and above, where the minimum benefit would be $10,000 and the maximum benefit would be $100,000 (i.e., for face amounts of $10 million and above).

If the base policy face amount is reduced after issue for any reason, the benefit will be payable on the face amount at the time of the insured’s death, provided the face amount is at least $1 million. If the face amount has been decreased below $1 million at the time of death, then no benefit is payable.

The designated beneficiary of this rider must be an organization exempt from federal taxation under Section 501(c) of the Code and listed in Section 170(c) of the Code as an authorized recipient of charitable contributions. See www.IRS.gov for valid organizations.

Rider termination.  The charitable legacy rider will terminate and no further benefits will be paid on the earliest of the following:

•	the termination of the policy;

•	the surrender of the policy;

•	the date we receive the policy owner’s written request to terminate the rider;

•	the date of the insured’s death; or

•	the date the policy is placed on loan extension.

If the base policy lapses and is subsequently restored, the rider will be reinstated. The rider will not be terminated if the policy owner executes the substitution of insured person rider (we are not currently permitting changes of a policy’s insured person. For further information, please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus) or elects the paid up death benefit guarantee.

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Example: Initial policy face amount of $1,000,000 with a charity named at policy issue. If face amount remains at $1,000,000, then upon death, $10,000 (.01 x $1,000,000) will be payable to a designated qualified charity.

Variations among Incentive Life Legacy® II policies

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

The Company also may vary or waive the charges (including surrender charges) and other terms of Incentive Life Legacy® II where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Legacy® II. We will make such variations only in accordance with uniform rules that we establish.

The Company or your financial professional can advise you about any variations that may apply to your policy or see Appendices “Policy variations” and “States where certain policy features and/or benefits are not available or vary” in this prospectus for more information.

Your right to cancel within a certain number of days

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. In other states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your “Right to Examine” the policy.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see “Surrendering your policy for its net cash surrender value,” in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see “Tax information,” in this prospectus for possible consequences of cancelling your policy.

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9. More information about policy charges

How we allocate charges among your investment options

In your application for a policy, you tell us from which investment options you want us to take the policy’s monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.

Substantially different procedures apply, however, if you allocate any of your policy account value to a Segment under the MSO. In that case, for example, you will be required to maintain a certain amount of policy account value (the Charge Reserve Amount) in the policy’s Unloaned GIO. (You will not be subject to any Charge Reserve Amount requirement, however, at any time when none of your policy account value is invested in any Segment.) The Charge Reserve Amount at the beginning of any Segment Term is an estimated amount projected to be sufficient to cover monthly deductions under your policy (including, but not limited to, charges for the MSO and any optional riders) for the Segment Term.

While any of your policy account value is invested in any Segment, we will take all of your policy’s monthly deductions (including, but not limited to, the monthly deductions under the MSO and optional riders) solely from the Unloaned GIO, rather than from the investment options from which those charges otherwise might be deducted. If you have insufficient policy account value in the Unloaned GIO to pay a monthly deduction during any Segment Term, we will first take the balance of the deduction proportionately from values in the variable investment options, including any value in the MSO Holding Account but excluding any Segment Account Values. But, if insufficient policy account value remains in any such other investment options to cover the full balance of the monthly deduction, we will take the remainder of the monthly deduction proportionately, based on the current Segment Distribution Values, from any Segments in which you have account value invested. We will apply these procedures for allocating deductions for policy charges automatically at any time you have any amounts invested in a Segment, and no contrary instructions from you would apply during the Segment Term.

If we have to make any distribution from a Segment, including (among other things) to pay any surrender or loan proceeds or any charge deduction from a Segment, there will generally be negative consequences for you. Among other things, an Early Distribution Adjustment would apply, which would usually reduce your policy values, in many cases substantially. In some cases, such an Early Distribution Adjustment may apply without any action on your part. This could happen, for example, if the Charge Reserve Amount and funds you have invested in investment options other than the MSO are insufficient to pay a monthly deduction (i) due to poor investment performance of those options or (ii) due to any permitted increases in charges that we have made above their current rates.

Please refer to the MSO Prospectus for detailed information about the above procedures.

Changes in charges

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see “Our taxes” under “Tax information” in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policy owners of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

Deducting policy charges

Purposes of policy charges.  The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see “Fee Table.”

Transaction charges

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see “Periodic

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charges” below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

Premium charge.  We deduct an amount not to exceed 8% from each premium payment you send us. We currently deduct 8% from each premium payment up to six “target premiums” and 3% from each premium payment thereafter. A similar charge applies to premiums attributed to requested face amount increases. The “target premium” is actuarially determined for each policy, based on that policy’s specific characteristics, among other factors. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 8%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

In addition, if the extended no lapse guarantee is in effect, we deduct 1% from each premium payment during the extended no lapse guarantee period. This additional charge is designed, in part, to compensate us for the additional insurance risk we take on in providing this rider and the administrative costs involved with maintaining it.

Surrender charges.  If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $10.38 and $47.92 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year fifteen. The initial amount of surrender charge depends on each policy’s specific characteristics.

We will establish additional surrender charges for any increase in the base policy face amount you request that represents an increase over the previous highest base policy face amount. These charges will apply for fifteen years from the effective date of such increase. Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

Request a decrease in your policy’s face amount.  If there is a requested base policy face amount reduction within the first fifteen policy years or within fifteen years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

Transfers among investment options.  Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy’s value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.

Adding a living benefits rider.  If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

Exercise of option to receive a terminal illness “living benefit.”  If you elect to receive a terminal illness “living benefit,” we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the

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expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge.  We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge.  We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Policy illustration charge.  We do not charge for illustrations. We reserve the right to charge in the future.

Duplicate policy charge.  We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) by sending a check to our Administrative Office, or (ii) by any other means we make available to you.

Policy history charge.  We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) by sending a check to our Administrative Office, or (ii) by any other means we make available to you.

Charge for returned payments.  For each payment you make in connection with your policy that is returned for insufficient funds, we will charge a maximum of $25.

Periodic charges

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

Cost of insurance charge.  The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured, the face amount and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as “net amount at risk”) on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person’s increasing age.

On a guaranteed basis, we deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 121). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. In addition, our current (nonguaranteed) cost of insurance rates are zero for policy years in which the insured person is attained age 100 or older. However, we have the ability to raise our cost of insurance rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy® II policies for insureds who are age 18 or above are based on the 2001 Commissioner’s Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy® II policies for insureds who are under age 18 are based on the 2001 Commissioner’s Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Table. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner’s Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner’s Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued), as well as the base policy face amount.

For policies issued at ages 0 – 17, an insured person’s cost of insurance rate is not based on that person’s status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an insured person issue age 18 or over in

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order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person’s rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see “Other information” in “Tax information” in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $250,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

Mortality and expense risk charge.  We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.85% during the first fifteen policy years, with no charge in policy year 16 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 0.85%. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

Administrative charge.  In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. Currently, in all subsequent policy years we deduct $15 at the beginning of each policy month, but not beyond the policy anniversary when the insured person is attained age 100. We reserve the right to increase or decrease this amount in the future, although it will never exceed $15 and will never be deducted beyond the policy anniversary when the insured person is attained age 121. In addition we deduct between $0.03 and $0.35 per $1,000 of your initial base policy face amount and any face amount increase above the previous highest face amount at the beginning of each policy month in the first ten policy years and for ten years following a face amount increase. We reserve the right to continue this charge beyond the ten year period previously described, but it will never be deducted beyond the policy anniversary when the insured person is attained age 121. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

Loan interest spread.  We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The current loan interest spread is 1% for policy years 1-15 and 0% for policy years 16 and later. In no event will the loan interest spread exceed 1%. We deduct the loan interest spread on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see “Borrowing from your policy” under “Accessing your money” in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

Optional rider charges

If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them.

Children’s term insurance.  If you choose this rider, we deduct $0.50 per $1,000 of children’s term insurance from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child’s coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

Disability deduction waiver. If you choose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age

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65 while the rider is in effect. This amount is between 7% and 132% of all the other monthly charges (including charges for other riders elected) deducted from your policy account value on a guaranteed basis. The current monthly charges for this rider are lower than the maximum monthly charges.

Option to purchase additional insurance. If you choose this rider, we deduct between $0.04 and $0.17 per $1,000 of the option to purchase additional insurance from your policy account value each month until the insured under the base policy reaches age 40 while the rider is in effect.

Extended no lapse guarantee. If you choose this rider, we deduct between $0.01 and $0.05 per $1,000 of the initial base policy face amount, and per $1,000 of any requested increase in the base policy face amount, from your policy account value each month while the rider is in effect. The rate per $1,000 that is charged depends upon the individual characteristics of the insured and the face amount of the policy.

We also deduct a monthly charge at an annual rate of 0.15% of the value in your policy’s variable investment options each month while the rider is in effect.

See “Premium charge” under “Deducting policy charges” in this section for more information.

Long-Term Care ServicesSM Rider. If you choose this rider without the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.22 and $2.67 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month. If you choose this rider with the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.25 and $2.94 per $1,000 of the amount for which we are at risk under the rider. We will deduct this charge until the insured reaches age 121 while the rider is in effect, but not when rider benefits are being paid. The amount at risk under the rider depends on the death benefit option selected under the policy. For policies with death benefit Option A, the amount at risk for the rider is the lesser of (a) the current policy face amount, minus the policy account value (but not less than zero); and (b) the current long-term care specified amount. For policies with death benefit Option B, the amount at risk for the rider is the current long-term care specified amount. The current monthly charges for this rider may be lower than the maximum monthly charges.

If you continue coverage under the Nonforfeiture Benefit, the charge for the rider will no longer apply.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.
•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of EQ Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the “underlying portfolios”). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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10. More information about procedures that apply to your policy

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

Dates and prices at which policy events occur

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Date of receipt. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Business day. Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

Payments you make. The following are reflected in your policy as of the date we receive them in complete and proper form:

•	premium payments received after the policy’s Investment Start Date (discussed below)

•	loan repayments and interest payments

Requests you make. The following transactions occur as of the date we receive your request in complete and proper form:

•	withdrawals

•	tax withholding elections

•	face amount decreases that result from a withdrawal

•	changes of allocation percentages for premium payments or monthly deductions

•	surrenders
•	changes of owner

•	changes of beneficiary

•	transfers from a variable investment option to the guaranteed interest option

•	loans

•	transfers among variable investment options

•	assignments

•	termination of paid up death benefit guarantee

•	request to cancel your policy

The following transactions occur on your policy’s next monthly anniversary that coincides with or follows the date we approve your request:

•	changes in face amount

•	election of paid up death benefit guarantee

•	changes in death benefit option

•	changes of insured person

•	restoration of terminated policies

•	termination of any additional benefit riders you have elected

Automatic transfer service. Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy’s initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy’s first monthly anniversary that coincides with or follows the date we receive your request.

Asset rebalancing service. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy’s Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

Delay in certain cases. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in “Delay of variable investment option proceeds” in this prospectus. We may also delay such transactions for any other legally permitted purpose.

Prices applicable to policy transactions. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed

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as of that day’s close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day’s close.

Effect of death or surrender. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

Policy issuance

Register date. When we issue a policy, we assign it a “register date,” which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy’s register date.

•	If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

•	If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. We will determine the interest rate applicable to the guaranteed interest option based on the register date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policy owners to delay a register date (up to three months) in employer-sponsored cases.

Investment start date. This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office; and (2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.

Commencement of insurance coverage. You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless

(1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

Non-issuance. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

Age; age at issue. Unless the context in this prospectus requires otherwise, we consider the insured person’s “age” during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person’s age for the first policy year (“age at issue”) is that person’s age on whichever birthday is closer to (i.e., before or after) the policy’s register date.

Ways to make premium and loan payments

Payment options. If you purchase an Equitable Financial Life Insurance Company policy, your premiums or loan payments generally must be paid by check drawn on a U.S. bank in U.S. dollars and made payable to “Equitable Financial Life Insurance Company” (for subsequent contributions please write your policy number on the check).

If you purchase an Equitable Financial Life Insurance Company of America policy, your premiums or loan payments generally must be paid by check drawn on a U.S. bank in U.S. dollars and made payable to “Equitable Financial Life Insurance Company of America” (for subsequent contributions please write your policy number on the check).

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. Cash and travelers’ checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than the Company and endorsed over to the Company only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

Assigning your policy

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any

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action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under “Split-dollar and other employee benefit programs” and “Estate, gift, and generation-skipping taxes” in the “Tax information” section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

You can change your policy’s insured person

Note: Notwithstanding the information further below, based upon our current understanding of federal tax rules at the time this prospectus was prepared, we are not permitting changes of a policy’s insured person. For further information, please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus. The following information, therefore, does not apply, absent IRS guidance that would permit such changes.

After the policy’s second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person’s insurance risk characteristics. In addition, any no lapse guarantee and Long-Term Care ServicesSM Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a “modified endowment contract” or to fail the Internal Revenue Code’s definition of “life insurance,” or in some cases require that we also distribute certain amounts to you from the policy. See “Tax information” in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance or causes the policy to lose its ability to be tested under the 2001 CSO tables. See “Other information” under “Tax information” in this prospectus. Also, if the paid up death benefit guarantee is in effect or your policy is on loan extension, you may not request to substitute the insured person.

Requirements for surrender requests

Your surrender request must include the policy number, your name, your taxpayer identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Gender-neutral policies

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Legacy® II in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Legacy® II policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Legacy® II policy.

Future policy exchanges

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.

Broker transaction authority

After your policy has been issued, we may accept transfer requests and changes to your premium allocation instructions or fund transfers by telephone, mail, facsimile or electronically, and requests for automatic transfer service, asset rebalancing service and changes to the minimum growth cap rate for MSO in writing, by mail or facsimile,

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from your financial professional, provided that we have your prior written authorization to do so on file. Accordingly, the Company will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. The Company will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. The Company will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. The Company may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice and restrict facsimile, internet telephone and other electronic transfer services because of disruptive transfer activity. The Company may terminate any such authorization at any time without prior notice.

More information about procedures that apply to your policy

11. More information about other matters

About our general account

This policy is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a policy’s account value or any guaranteed benefits with which the policy was issued. The Company is solely responsible to the policy owner for the policy’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the policy are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account for Equitable Financial Life Insurance Company is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The general account for Equitable Financial Life Insurance Company of America is subject to regulation and supervision by the Commissioner of Insurance in the state of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

Transfers of your policy account value

Transfers not implemented. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person’s death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or (4) occurs.

Disruptive transfer activity. You should note that the policy is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting

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portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of EQ Premier VIP Trust and EQ Advisors Trust (together, the “affiliated trusts”), as well as investment options with underlying portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated trusts” and, collectively with the affiliated trusts, the “trusts”). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Telephone and Internet requests

If you are a properly authorized person, you may make transfers between investment options over the Internet as described in this prospectus in “How to make transfers” under “Transferring your money among our investment options.”

Also, you may make the following additional types of requests by calling the number under “By Phone:” in “How to reach us” from a touch-tone phone, if the policy is individually owned and you are the owner, or through www.equitable.com if you are the individual owner:

•	changes of premium allocation percentages

•	changes of address

•	request forms and statements

•	enroll for electronic delivery and view statements/ documents online

•	to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine.

More information about other matters

If you wish to enroll through www.equitable.com, you must first agree to the terms and conditions set forth in our www.equitable.com Online Services Agreement, which you can find at our website. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through www.equitable.com are given by you; however, we reserve the right to refuse to process any transaction and/or block access to www.equitable.com if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of “Disruptive transfer activity” above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies. A wide variety of factors continue to impact financial and economic conditions, including, among others, volatility in the financial markets, rising inflation rates, supply chain disruptions, continued low interest rates and changes in fiscal or monetary policy. Efforts to prevent the spread of COVID-19 have affected our business directly in a number of ways, including through the temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent or episodic basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk including, but not limited to, cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Furthermore, declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of investments. Market volatility also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are still highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19 and its variants.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable life insurance product business. Because our variable life insurance product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe

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storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyberattacks may also interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue policies and process policy transactions. Even when our workforce and employees of our service providers and/or third-party administrators can work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing policies and processing of other policy-related transactions, as well as possibly being more susceptible to cyberattacks. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyberattacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

Suicide and certain misstatements

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

When we pay policy proceeds

General. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

Clearance of checks. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of guaranteed interest option proceeds. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 10 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

Delay of variable investment option proceeds. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

Delay to challenge coverage. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

Changes we can make

In addition to any of the other changes described in this prospectus, we have the right to modify how the Company or the Separate Account operate. For example, we have the right to:

•	combine two or more variable investment options or withdraw assets relating to Incentive Life Legacy® II from one investment option and put them into another;

•	end the registration of, or re-register, each Separate Account under the Investment Company Act of 1940;

•	operate each Separate Account under the direction of a “committee” or discharge such a committee at any time;

•	restrict or eliminate any voting rights or privileges of policy owners (or other persons) that affect each Separate Account;

•	operate each Separate Account, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge each Separate Account an advisory fee. We may make any legal investments we wish for each Separate Account. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

More information about other matters

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy or change a face amount to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

Reports we will send you

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy’s current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) if there are any errors.

Distribution of the policies

The policies are distributed by both Equitable Advisors and Equitable Distributors. The Distributors serve as principal underwriters of each Separate Account. The offering of the policies is intended to be continuous.

Equitable Advisors is an affiliate of the Company, and Equitable Distributors is a wholly owned subsidiary of Equitable Financial. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry

Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other life and annuity products we issue.

The policies are sold by financial professionals of Equitable Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors (“Selling broker-dealers”).

The Company pays compensation to both Distributors based on policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of this prospectus are imposed as separate fees or charges under your policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see “Fee Table” and “More information about policy charges” in this prospectus.

As used below, the “target premium” is actuarially determined for each policy, based on that policy’s specific characteristics, as well as the policy’s face amount and Distributor, among other factors.

Equitable Advisors Compensation

The Company pays compensation to Equitable Advisors based on premium payments made on the policies sold through Equitable Advisors (“premium-based compensation”). The premium-based compensation will generally not exceed 99% of the premiums you pay up to one target premium in your policy’s first year; plus 8.5% of all other premiums you pay in your policy’s first year; plus 5.8% of all other premiums you pay in policy years two through five; plus 3.8% of all other premiums you pay in policy years six through ten, and 2.5% thereafter. Equitable Advisors, in turn, may pay a portion of the premium-based compensation received from the Company to the Equitable Advisors financial professional and/or the Selling broker-dealer making the sale. Your Equitable Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on a percentage of the unloaned account value of the policy sold (“asset-based compensation”). The compensation paid by Equitable Advisors varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not Equitable Advisors, determines the amount and type of compensation paid to the Selling

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broker-dealer’s financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

Equitable Advisor’s financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company’s policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.  In an effort to promote the sale of the Company’s products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of our policy than it pays for the sale of a policy or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same policy. Equitable Advisors also pay different levels of compensation based on different policy types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s policies than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and premium-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s policies and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our policy over a policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Equitable Distributors Compensation

The Company pays premium-based and asset-based compensation (together “compensation”) to Equitable Distributors. Premium-based compensation is paid based on the Company’s policies sold through Equitable Distributor’s Selling broker-dealers. Asset-based compensation is paid based on the unloaned account value of policies sold through certain of Equitable Distributor’s Selling broker-dealers. Premium-based compensation will generally not exceed 135% of the premiums you pay up to one target premium in your policy’s first year; plus 5% of all other premiums you pay in your policy’s first year; plus 2.8% of all other premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation up to 0.15% in policy years 6-10 and up to 0.05% in policy years 11 and later may also be paid. Equitable Distributors, in turn, pays a portion of the compensation it receives to the Selling broker-dealer making the sale. The compensation paid by Equitable Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not Equitable Distributors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

These payments above also include compensation to cover operating expenses and marketing services under the terms of the Company’s distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers

Equitable Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). Services for which such payments

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are made may include, but are not limited to, the preferred placement of the Company’s products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our policies exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2021) received additional payments. These additional payments ranged from $3,171.81 to $7,843,461.69. The Company and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of the Company’s policies over policies and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

Allstate Financial Services, LLC; American Portfolios Financial Services; Ameriprise Financial Services; Avantax Investment Services, Inc.; BBVA Securities, Inc.; Cabot Lodge Securities, LLC; Cadaret, Grant & Co., Inc.; Cambridge Investment Research; Capital Investment Group; Centaurus Financial, Inc; Cetera Financial Group; Citigroup Global Markets, Inc.; Citizens Investment Services; Commonwealth Financial Network; Copper Financial Network, LLC; CUNA Brokerage Services; CUSO Financial Services; DPL Financial Partners; Equity Services Inc; Farmer’s Financial Solution; First Horizon Advisors; Galt Financial Group, Inc; Geneos Wealth Management; Gradient Securities, LLC; Grove Point Financial (H. Beck); Harbour Investments, Inc; Independent Financial Group, LLC; Infinex Investments Inc.; Janney Montgomery Scott LLC; Kestra Investment Services, LLC; Key Investment Services LLC; Ladenburg Thalmann Advisor Network, LLC; Lincoln Financial Advisors Corp.; Lincoln Financial Securities

Corp.; Lincoln Investment Planning; Lion Street Financial; LPL Financial Corporation; MML Investors Services, LLC; Morgan Stanley Smith Barney; Mutual of Omaha Investment Services, Inc.; Next Financial Group, Inc.; Park Avenue Securities, LLC; PlanMember Securities Corp.; PNC Investments; Primerica Financial Services, Inc.; Pruco Securities, LLC; Purshe Kaplan Sterling Investments, Inc; Raymond James; RBC Capital Markets Corporation; Santander Securities Corp.; Securian Financial Service Inc; Stifel, Nicolaus & Company, Inc.; The Advisor Group (AIG); The Huntington Investment Company; The Leaders Group, Inc.; U.S. Bank Center; UBS Financial Services Inc.; Valmark Securities, Inc.; Voya Financial Advisors, Inc.; Waddell & Reed, Inc.; Wells Fargo; World Equity Group

Legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policy owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the ability of the principal underwriter (if applicable) to perform its contract with the Separate Account.

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12. Financial statements of the Separate Account and the Company

The financial statements of each Separate Account, as well as the financial statements and financial statement schedules of each Company, are incorporated in their respective Statement of Additional Information (“SAI”) by reference to the filed Form N-VPFS.

The financial statements and financial statement schedules of each Company have relevance for the policies only to the extent that they bear upon the ability of each Company to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative.

Financial statements of the Separate Account and the Company

13. Personalized illustrations

Illustrations of policy benefits

Hypothetical and personalized illustrations.  Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts, definition of life insurance test, and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person’s characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.

Different kinds of illustrations.  Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2021(or expected to be incurred in 2022, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios’ investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses based upon the aggregate assets in the Portfolios at the end of 2021. You may request a weighted illustration that computes the average of investment management fees and expenses of all portfolios. If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios. A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. You may also request a personalized illustration of the guaranteed interest option.

The effect of the expense limitation arrangements.  The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

Personalized illustrations

Appendix: Investment options available under the policy

The following is a list of variable investment options available under the Policy. More information about the variable investment options is available in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146674. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fees and expenses of the variable investment options, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each variable investment option’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

				Average Annual Total Returns (as of 12/31/2021)
Type	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		1 year	5 year	10 year
Specialty	1290 VT Convertible Securities — Equitable Investment Management Group, LLC (“EIMG”); SSGA Funds Management, Inc.	0.96	%^	1.04%	13.77%	—
Asset Allocation	1290 VT DoubleLine Dynamic Allocation — EIMG; DoubleLine Capital LP	1.20	%^	10.10%	9.09%	—
Fixed Income	1290 VT DoubleLine Opportunistic Bond — EIMG; DoubleLine Capital LP	0.92	%^	-0.36%	2.96%	—
Equity	1290 VT Equity Income — EIMG; Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95	%^	26.40%	8.90%	11.12%
Specialty	1290 VT GAMCO Mergers & Acquisitions — EIMG; GAMCO Asset Management, Inc.	1.28	%^	11.34%	3.81%	4.69%
Equity	1290 VT GAMCO Small Company Value — EIMG; GAMCO Asset Management, Inc.	1.05%		25.15%	10.62%	12.52%
Equity	1290 VT Small Cap Value — EIMG; Blackrock Investment Management, LLC,Horizon Kinetics Asset Management LLC	1.15	%^	38.52%	11.39%	—
Equity	1290 VT SmartBeta Equity ESG — EIMG; AXA Investment Managers US Inc.	1.10	%^	23.08%	14.65%	—
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.90%		30.29%	18.59%	16.53%
Equity	EQ/2000 Managed Volatility† — EIMG; AllianceBernstein L.P.,BlackRock Investment Management, LLC	0.82%		13.92%	11.15%	12.35%
Equity	EQ/400 Managed Volatility† — EIMG; AllianceBernstein L.P.,BlackRock Investment Management, LLC	0.84%		23.63%	12.12%	13.11%
Equity	EQ/500 Managed Volatility† — EIMG; AllianceBernstein L.P.,BlackRock Investment Management, LLC	0.78%		27.63%	17.09%	15.30%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.90%		12.90%	17.28%	14.90%
Asset Allocation	EQ/All Asset Growth Allocation — EIMG	1.23%		10.92%	9.71%	8.15%
Equity	EQ/American Century Mid Cap Value — EIMG; American Century Investment Management, Inc.	1.00	%^	23.02%	—	—
Asset Allocation	EQ/Balanced Strategy† — EIMG	0.97%		9.48%	8.20%	7.23%
Equity	EQ/Capital Group Research Portfolio — EIMG; Capital International, Inc.	0.97	%^	23.06%	19.20%	16.34%
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00	%^	21.67%	21.34%	16.67%
Equity	EQ/Common Stock Index — EIMG; AllianceBernstein L.P.	0.68%		24.93%	17.20%	15.53%
Asset Allocation	EQ/Conservative Growth Strategy† — EIMG	0.96%		7.08%	6.87%	6.00%
Asset Allocation	EQ/Conservative Strategy† — EIMG	0.95%		2.50%	4.26%	3.53%
Fixed Income	EQ/Core Bond Index — EIMG; SSGA Funds Management, Inc.	0.65	%^	-2.08%	2.34%	1.74%

Appendix: Investment options available under the policy

				Average Annual Total Returns (as of 12/31/2021)
Type	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		1 year	5 year	10 year
Fixed Income	EQ/Core Plus Bond Portfolio — EIMG; AXA Investment Managers, US Inc.,Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.95	%^	-1.53%	4.19%	2.98%
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.55	%^	27.98%	17.78%	15.84%
Equity	EQ/Fidelity Institutional AM® Large Cap — EIMG; FIAM LLC	0.87	%^	25.22%	—	—
Equity	EQ/Franklin Rising Dividends — EIMG; Franklin Advisers, Inc.	0.87	%^	26.76%	—	—
Fixed Income	EQ/Franklin Strategic Income — EIMG; Franklin Advisers, Inc.	0.93	%^	1.11%	—	—
Equity	EQ/Global Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Invesco Advisers, Inc.,Morgan Stanley Investment Management Inc.	1.14	%^	15.91%	12.94%	10.45%
Equity	EQ/Goldman Sachs Mid Cap Value — EIMG; Goldman Sachs Asset Management L.P.	1.09	%^	30.49%	—	—
Asset Allocation	EQ/Growth Strategy† — EIMG	0.99%		14.28%	10.77%	9.69%
Fixed Income	EQ/Intermediate Government Bond — EIMG; SSGA Funds Management, Inc.	0.65	%^	-2.18%	1.47%	0.90%
Equity	EQ/International Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC, EARNEST Partners, LLC,Federated Global Investment Management Corp.,Massachusetts Financial Services Company d/b/a MFS Investment Management	1.09%		10.02%	9.44%	6.79%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.79%		10.91%	8.03%	6.81%
Equity	EQ/International Managed Volatility† — EIMG; AllianceBernstein L.P.,BlackRock Investment Management, LLC	0.91%		10.59%	8.77%	6.97%
Equity	EQ/International Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Harris Associates L.P.	1.08%		10.35%	7.76%	6.30%
Equity	EQ/Invesco Comstock — EIMG; Invesco Advisers, Inc.	1.00	%^	33.02%	11.27%	12.58%
Specialty	EQ/Invesco Global Real Assets — EIMG; Invesco Advisers, Inc.,Invesco Asset Management Ltd.	1.18%		20.99%	—	—
Equity	EQ/Invesco International Growth — EIMG; Invesco Advisers, Inc.	1.14%		5.78%	—	—
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC(1)	1.04%		16.83%	18.93%	12.40%
Equity	EQ/JPMorgan Value Opportunities Portfolio — EIMG; J.P. Morgan Investment Management Inc.	0.96%		23.18%	11.70%	14.05%
Equity	EQ/Large Cap Core Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Capital International, Inc.,GQG Partners LLC,Vaughan Nelson Investment Management	0.87%		27.31%	17.05%	15.12%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.71%		26.70%	24.37%	18.92%
Equity	EQ/Large Cap Growth Managed Volatility† — EIMG; BlackRock Investment Management, LLC, HS Management Partners, LLC,Loomis, Sayles & Company, L.P., Polen Capital Management, LLC, T.Rowe Price Associates, Inc.	0.84%		24.38%	22.44%	17.85%
Equity	EQ/Large Cap Value Index — EIMG; AllianceBernstein L.P.	0.73%		24.20%	10.43%	12.20%
Equity	EQ/Large Cap Value Managed Volatility† — EIMG; AllianceBernstein L.P., Aristotle Capital Management, LLC, Massachusetts Financial Services Company d/b/a MFS Investment Management	0.85%		24.80%	11.16%	12.46%
Equity	EQ/Lazard Emerging Markets Equity — EIMG; Lazard Asset Management LLC	1.35	%^	5.92%	—	—
Equity	EQ/Loomis Sayles Growth — EIMG; Loomis, Sayles & Company, L.P.	1.05	%^	16.20%	21.12%	16.97%
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10	%^	9.35%	13.97%	9.75%
Equity	EQ/MFS International Intrinsic Value — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15	%^	10.24%	—	—
Equity	EQ/MFS Mid Cap Focused Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10	%^	18.83%	—	—

			Average Annual Total Returns (as of 12/31/2021)
Type	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
Specialty	EQ/MFS Technology — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.12%	13.76%	—	—
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.66%^	23.87%	12.32%	13.42%
Equity	EQ/Mid Cap Value Managed Volatility† — EIMG; BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc.,Wellington Management Company LLP	0.94%	27.38%	10.52%	12.60%
Asset Allocation	EQ/Moderate Growth Strategy† — EIMG	0.97%	11.91%	9.49%	8.46%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; BNY Mellon Investment Adviser, Inc.	0.70%	0.16%	0.71%	0.35%
Equity	EQ/Morgan Stanley Small Cap Growth — EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.17%^	2.78%	26.15%	—
Fixed Income	EQ/PIMCO Real Return — EIMG; Pacific Investment Management Company LLC	0.77%^	5.37%	—	—
Fixed Income	EQ/PIMCO Total Return ESG — EIMG; Pacific Investment Management Company LLC	0.75%^	-1.44%	—	—
Fixed Income	EQ/PIMCO Ultra Short Bond — EIMG; Pacific Investment Management Company LLC	0.80%^	-0.49%	1.21%	0.92%
Fixed Income	EQ/Quality Bond PLUS — EIMG; AllianceBernstein L.P.,Pacific Investment Management Company LLC	0.79%	-2.18%	2.15%	1.53%
Equity	EQ/Small Company Index — EIMG; AllianceBernstein L.P.	0.62%	15.10%	11.78%	12.83%
Equity	EQ/T. Rowe Price Growth Stock — EIMG; T. Rowe Price Associates, Inc.	1.00%^	13.82%	21.74%	18.20%
Equity	EQ/Value Equity — EIMG; Aristotle Capital Management, LLC	0.91%	25.38%	9.61%	11.64%
Specialty	EQ/Wellington Energy — EIMG; Wellington Management Company LLP	1.19%^	35.48%	—	—
Equity	Multimanager Aggressive Equity — EIMG; 1832 Asset Management U.S. Inc.,AllianceBernstein L.P., ClearBridge Investments, LLC,T. Rowe Price Associates, Inc.,Westfield Capital Management Company, L.P.	0.95%	20.49%	23.74%	18.39%
Fixed Income	Multimanager Core Bond — EIMG; BlackRock Financial Management, Inc.,DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.85%^	-1.47%	2.90%	2.39%
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P.,Allianz Global Investors U.S. LLC, Wellington Management Company LLP	1.24%^	20.81%	29.43%	22.07%
Asset Allocation	Target 2025 Allocation — EIMG	1.09%	10.80%	9.98%	8.99%
Asset Allocation	Target 2035 Allocation — EIMG	1.05%	14.10%	11.65%	10.34%
Asset Allocation	Target 2045 Allocation — EIMG	1.05%	16.29%	12.68%	11.32%
Asset Allocation	Target 2055 Allocation — EIMG	1.10%^	18.30%	13.87%	—
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)

This is the Investment Manager or Sub Adviser’s (together the “Adviser”) new name, as applicable. The Adviser’s former name is Janus Capital Management LLC which may continue to be used in certain documents for a period of time after the date of this prospectus.

Unaffiliated Portfolio Companies:

			Average Annual Total Returns (as of 12/31/2021)
Type	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
Equity	American Funds Insurance Series® Global Small Capitalization Fund — Capital Research and Management Company	1.15%^	6.43%	15.16%	12.24%
Equity	American Funds Insurance Series® New World Fund® — Capital Research and Management Company	1.07%^	4.63%	12.96%	8.41%
Fixed Income	Delaware Ivy VIP High Income — Delaware Management Company; Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.95%	6.06%	5.48%	6.60%
Equity	Delaware Ivy VIP Small Cap Growth — Delaware Management Company; Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited	1.14%^	3.99%	15.83%	12.85%
Equity	Fidelity® VIP Growth & Income Portfolio — Fidelity Management and Research Company (FMR)	0.77%	25.64%	13.17%	13.79%
Equity	Fidelity® VIP Mid Cap Portfolio — Fidelity Management and Research Company (FMR)	0.86%	25.31%	13.32%	13.00%
Asset Allocation	Franklin Mutual Shares VIP Fund — Franklin Mutual Advisers, LLC	0.98%	19.17%	6.44%	9.00%
Equity	Franklin Small Cap Value VIP Fund — Franklin Mutual Advisers, LLC	0.91%	25.37%	9.94%	12.13%
Equity	Invesco V.I. Main Street Mid Cap Fund® — Invesco Advisers, Inc.	1.18%	22.86%	11.15%	10.52%
Equity	Invesco V.I. Small Cap Equity Fund — Invesco Advisers, Inc.	1.20%	20.09%	13.16%	12.01%
Equity	MFS® Investors Trust Series — Massachusetts Financial Services Company	1.03%^	26.51%	16.95%	15.17%
Equity	MFS® Massachusetts Investors Growth Stock Portfolio — Massachusetts Financial Services Company	1.02%^	25.66%	22.53%	17.29%
Specialty	PIMCO CommodityRealReturn® Strategy Portfolio — Pacific Investment Management Company LLC	1.03%^	33.11%	5.61%	-1.98%
Equity	T. Rowe Price Equity Income Portfolio - II — T. Rowe Price Associates, Inc.	0.99%^	25.22%	10.74%	11.54%
Equity	Templeton Developing Markets VIP Fund — Templeton Asset Management Ltd.	1.44%	-5.74%	10.60%	4.84%
Specialty	Templeton Global Bond VIP Fund — Franklin Advisers, Inc.	0.76%^	-4.99%	-0.94%	1.13%
Equity	Templeton Growth VIP Fund — Templeton Global Advisors Limited	1.18%	4.87%	5.21%	7.36%
Specialty	VanEck VIP Global Resources Fund — Van Eck Associates Corporation	1.34%	18.68%	1.99%	-0.37%
^	This Portfolio’s annual expenses reflect temporary fee reductions.

Appendix: Policy variations

This Appendix reflects policy variations that differ from what is described in this prospectus but may have been in effect at the time your policy was issued. If you purchased your policy during the “Approximate Time Period” below, the noted variation may apply to you. Your policy may have been available in your state past the approximate end date indicated below. For more information about your particular features, charges and options available under your policy based upon when you purchased it, please contact your financial professional and/or refer to your policy.

Approximate time Period	Feature/benefit	Variation
November 18, 2013 to present	Guaranteed interest option (“GIO”) Limitation Endorsement	The Company will not exercise its right to limit the amounts that may be allocated and or transferred to the guaranteed interest option (“policy guaranteed interest option limitation”). All references to the policy guaranteed interest option limitation in this prospectus, and/or in your policy and/or in the endorsements to your policy, are not applicable.
September 19, 2009 – November 18, 2013	Guaranteed interest option (“GIO”) Limitation Endorsement	Any implementation by the Company on limiting the amounts that may be allocated and/or transferred to the guaranteed interest option (“policy guaranteed interest option limitation”) is not applicable.
September 19, 2009 – October 20, 2013 New York (applicable to Equitable Financial Life Insurance Company only)	Long-Term Care ServicesSM Rider	Rider Form No. R11-80NY (9/20/11 - 10/20/13) Rider Form No. R06-90NY (9/19/09 - 9/20/11)
	See “Long-Term Care ServicesSMRider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	The maximum monthly payment limitation for this rider is as follows:
Each month, the monthly benefit payment (a portion of which will be applied to repay any outstanding policy loan) for qualified long-term care services for the insured person is the lesser of:

(1) the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

(2)  the monthly equivalent of 100% of the per day limit allowed by the Health Insurance Portability and Accountability Act or “HIPAA” (We reserve the right to increase this percentage.) To find out the current per day limit allowed by HIPAA, go to www.irs.gov. We may also include this information in your policy’s annual report.

Appendix: Policy variations

Approximate time Period	Feature/benefit	Variation

September 19, 2009 – October 20, 2013 New York (continued) (applicable to Equitable Financial Life Insurance Company only)		Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care and will require continuous care for the rest of his or her life; 2) proof that the “elimination period,” as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care and will require continuous care for the remainder of his or her life. Otherwise, unless earlier terminated due to a change in the status of the insured or payout of the maximum total benefit amount, benefit payments will terminate at the end of the twelve month period. This rider may not cover all of the costs associated with long-term care services during the insured person’s period of coverage.

The following information replaces the “Elimination Period” subsection in this section.

Elimination period. The Long-Term care Benefits Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied; however, benefits will be retroactively paid for the elimination period. The 90 days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such

Appendix: Policy variations

Approximate time Period	Feature/benefit	Variation

September 19, 2009 – October 20, 2013 New York (continued) (applicable to Equitable Financial Life Insurance Company only)		services are first provided. If the elimination period is not satisfied within this time period, you must submit a new claim for benefits under this rider. This means that a new elimination period of 90 days must be satisfied within a new 24 month period. The elimination period must be satisfied only once while this rider is in effect. Benefits received under this rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under section 101(g) of the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. It is not intended to be a qualified long-term care insurance contract under section 7702B(b) of the Internal Revenue Code. Charges for this benefit will generally be treated as distributions from the policy for federal income tax purposes.

The Nonforfeiture benefit is not available.

The Maximum total benefit is not applicable.

The Acceleration percentage concept is not applicable.

The “Extension of Benefits” feature is not available.

Death benefit option changes are not permitted.

September 19, 2009 – May 20, 2012	Long-Term Care ServicesSM Rider Long-Term Care ServicesSM Rider Monthly charge

Rider Form No. R06-90

Charge per $1,000 of the amount for which we are at risk (our amount “at risk” for this rider is the long-term care specified amount minus your policy account value, but not less than zero):

Highest: $1.18

Lowest: $0.08

Representative: $0.22

This representative amount is the rate we guarantee for a representative insured male age 35 at issue in the preferred elite non-tobacco user risk class. This charge varies based on the individual characteristics of the insured and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured’s particular characteristics.

Appendix: Policy variations

Approximate time Period	Feature/benefit	Variation

September 19, 2009 – May 20, 2012 New York (continued) (applicable to Equitable Financial Life Insurance Company only)		The Nonforfeiture benefit is not available. The Maximum total benefit is not applicable. The Acceleration percentage concept is not applicable. Death benefit option changes are not permitted.
	Long-Term Care Specified Amount	Equal to the face amount of the base policy at issue, subject to change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage.
	The effect of a period of coverage on policy values	The total of monthly benefit payments will be treated as a lien against the policy death benefit, the policy account value and the cash surrender value.
	Qualified Long-Term Care Services	Do not include treatment or care for a mental, psychoneurotic, or personality disorder without evidence of organic disease (Alzheimer’s Disease and senile dementia are not excluded from coverage).

	Change of death benefit	You may not change the death benefit option under the policy while the Long-Term Care ServicesSM Rider is in effect.

	Tax Qualification	Long-Term Care ServicesSM Rider. Benefits received under this rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under section 101(g) of the Code on the life of a chronically ill insured person receiving qualified longterm care services within the meaning of section 7702B of the Code. It is not intended to be a qualified long-term care insurance contract under section 7702B(b) of the Internal Revenue Code. Charges for this benefit will generally be treated as distributions from the policy for federal income tax purposes.

Appendix: Policy variations

Appendix: States where certain policy features and/or benefits are not available or vary

The following information is a summary of the states where certain policies or certain features and/or benefits are either not available as of the date of this prospectus or vary from the policy’s features and benefits as previously described in this prospectus. Certain features and/or benefits may have been approved in your state after your policy was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix: “Policy Variations” in this prospectus for information about the availability of certain features under your policy.

States where certain policy features and/or benefits are not available or vary:

State	Features and benefits	Availability or variation

California	Long Term Care ServicesSM Rider	In California, we refer to this rider as the “Comprehensive Long-Term Care Rider” (Rider Form No. R12-10CA).

	See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	The following sentence replaces the first sentence of the fourth paragraph of this section in its entirety:

“Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual; 2) a plan of care prescribed by a licensed health care practitioner or a multidisciplinary team under medical direction which describes the insured person’s needs and specifies the type and frequency of qualified long-term care services required by the insured person; 3) proof that the “elimination period,” as discussed below, has been satisfied; and 4) written notice of claim and proof of loss in a form satisfactory to us.

Nonforfeiture Benefit The first two paragraphs of the “Nonforfeiture Benefit” subsection are replaced in their entirety with the following:

For a higher monthly charge, you can elect the Comprehensive Long-Term Care Rider with the Nonforfeiture Benefit. The Nonforfeiture Benefit may continue coverage under the rider in a reduced benefit amount in situations where (a) the Comprehensive Long-Term Care Rider would otherwise terminate; (b) you have not already received benefits (including any loan repayments) that equal or exceed the total charges deducted for the rider; and (c) your policy and Comprehensive Long-Term Care Rider were in force for at least four policy years.

While the Nonforfeiture Benefit is in effect, all of the provisions of the Comprehensive Long-Term Care Rider remain applicable to you. The maximum total Nonforfeiture Benefit will be the greater of:

(a) Three month’s maximum monthly benefit and

(b) The sum of all charges deducted for the Comprehensive Long-Term Care Rider (with the Nonforfeiture Benefit). This amount excludes any charges that may have previously been waived while rider benefits were being paid.

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation

California (continued)		Also see “Long-Term Care ServicesSM Rider” policy variations that may apply in Appendix: “Policy variations”.

	See “Long-Term Care ServicesSM Rider in “More information about policy features and benefits”	For any policy that goes on claim on or after January 1, 2020, at least 30 days before the first monthly benefit payment, we will provide you with additional information as required by California law, including an option to cancel the payment before the scheduled payment date. The scheduled payment date will be on the next monthly anniversary that is at least 30 days after the date all required documentation is received by us, including proof that the elimination period has been satisfied, if applicable.

See “When we pay policy proceeds” in “More information about other matters”

If you were issued a policy in California that includes the Long-Term Care ServicesSM Rider and you request a loan or partial withdrawal on or after January 1, 2020, additional information about the potential effects of the loan or partial withdrawal on the policy will be provided to you as required by California law. The request for the loan or withdrawal will not be honored until we receive an acknowledgement from the policyowner for this information.

Connecticut	See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

The following information replaces first three paragraphs in this section:

The rider provides for the acceleration of all or part of the policy death benefit as a payment of a portion of the policy’s death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care and who will require continuous care for the remainder of his or her life. Benefits accelerated under this rider will be treated as a lien against the policy death benefit unless benefits are being paid under the optional Nonforfeiture Benefit. While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.

An individual qualifies as “chronically ill” if they have been certified by a licensed health care practitioner as being expected to require lifetime confinement in a long-term care facility or in the home due to injury or sickness; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.
Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care and will require continuous care for the rest of his or her life; 2) proof that the “elimination period,” as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation
Connecticut (continued)		benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured person is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care and will require continuous care for the remainder of his or her life. Otherwise, unless earlier terminated due to a change in status of the insured or payout of the maximum total benefit amount, benefit payments will terminate at the end of the twelve month period. This rider may not cover all of the costs associated with long-term care services during the insured person’s period of coverage.
For a more complete description of terms used in this section and conditions of this rider, please consult your rider policy form.
The “Extension of Benefits” feature is not available.
Also see “Long-Term Care ServicesSM Rider” policy variations that may apply in Appendix: “Policy variations”.
Florida	Long Term Care ServicesSM Rider See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

In Florida, we refer to this rider as the “Long Term Care Insurance Rider” (Rider Form No. R12-10FL).

The monthly charge per $1,000 of the amount for which we are at risk is as follows:

With the optional Nonforfeiture benefit:

Highest: $1.19

Lowest: $0.07

Representative: $0.17

Without the optional Nonforfeiture benefit: Highest: $1.19 Lowest: $0.07 Representative: $0.17
See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

Elimination Period

The “Elimination Period” subsection is replaced in its entirety with the following:

•    Elimination Period. The Long-Term Care Insurance Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care, and the days do not have to be continuous. There is no requirement that the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. The elimination period must be satisfied only once while this rider is in effect.

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation
Florida (continued)	See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

Period of Coverage

The first paragraph of the “Period of coverage” subsection is replaced in its entirety with the following:

•    Period of coverage. The period of coverage is the period of time during which the insured receives services that are covered under the Long-Term Care Insurance Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

1. the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;
2. the date we determine the insured person is no longer eligible to receive qualified long-term care services under this rider;
3. the date you request that we terminate benefit payments under this rider;
4. the date the accumulated benefit lien amount equals the maximum total benefit (or if your coverage is continued as a Nonforfeiture benefit, the date the maximum total Nonforfeiture Benefit has been paid out);
5. the date you surrender the policy (except to the extent of any Nonforfeiture Benefit you may have under the rider);
6. the date we make a payment under the living benefits rider (for terminal illness) if it occurs before coverage is continued as a Nonforfeiture Benefit; or
7. the date of death of the insured person.

Preexisting condition

No benefits will be provided under this rider during the first 180 days from the effective date of the policy for long-term care services received by the insured person due to a preexisting condition. However, each day of services received by the insured person for a preexisting condition during the first 180 days that this rider is in force will count toward satisfaction of the elimination period.

See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”

The following paragraph replaces the first paragraph in this section in its entirety:

•    Long-Term Care Insurance Rider. If you choose this rider without the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.07 and $1.19 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month. If you choose this rider with the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.07 and $1.19 per $1,000 of the amount for which we are at risk under the rider. We will deduct this charge until the insured reaches age 121 while the rider is in effect, but not when rider benefits are being paid. The amount at risk under the rider

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation
Florida (continued)		depends on the death benefit option selected under the policy. For policies with death benefit Option A, the amount at risk for the rider is the lesser of (a) the current policy face amount, minus the policy account value (but not less than zero); and (b) the current long-term care specified amount. For policies with death benefit Option B, the amount at risk for the rider is the current long-term care specified amount. The current monthly charges for this rider may be lower than the maximum monthly charges.
New York (applicable to Equitable Financial Life Insurance Company only)	See “Long-Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	The following paragraph replaces the third paragraph in this section in its entirety:
Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care and will require continuous care for the rest of his or her life; 2) proof that the “eligibility period,” as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care and will require continuous care for the remainder of his or her life. Otherwise, unless earlier terminated due to a change in the status of the insured or payout of the maximum total benefit amount, benefit payments will terminate at the end of the twelve month period. We also, at our own expense, may have the insured person examined as often as we may reasonably require during the period of coverage, but not more frequently than every 90 days. This rider may not cover all of the costs associated with long-term care services during the insured person’s period of coverage. Maximum monthly payments. The maximum monthly payment limitation for this rider is as follows:

Each month, the monthly benefit payment (a portion of which will be applied to repay any outstanding policy loan) for qualified long-term care services for the insured person is the lesser of:

(1) the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

(2)  the monthly equivalent of 100% of the per day limit allowed by the Health Insurance Portability and Accountability Act or “HIPAA”. To find out the current per day limit allowed by HIPAA, go to www.irs.gov. We may also include this information in your policy’s annual report.

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation

New York (continued) (applicable to Equitable Financial Life Insurance Company only)		At issue, the maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage selected. After that, the maximum monthly benefit is equal to the maximum total benefit as of the first day of the period of coverage multiplied by the benefit percentage selected, and will not change thereafter. Elimination period

The “Elimination Period” subsection is renamed “Eligibility Period”. Accordingly, all references to the “elimination period” are replaced with references to the “eligibility period”. Once the eligibility period has been satisfied, benefits will be retroactively paid for the eligibility period.

Period of coverage

The first paragraph of the “Period of coverage” subsection is replaced in its entirety with the following:

•   Period of coverage. The period of coverage is the period of time during which the insured person receives services that are covered under the Long-Term Care ServicesSM Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the eligibility period, although benefits are payable retroactively to the beginning of the eligibility period. A period of coverage will end on the earliest of the following dates:

(1) the date we receive the notice of release which must be sent to us when the insured person is no longer receiving continuous qualified long-term care services;

(2) the date we determine you are no longer eligible to receive benefits under this rider;

(3) the date you request that we terminate benefit payments under this rider;

(4) the date the accumulated benefit lien amount equals the maximum total benefit;

(5) the date you surrender the policy;

(6) the date we make a payment under the accelerated death benefits rider (for terminal illness); and

(7) the date of death of the insured person.
The effects of a period of coverage ending as described in the “Period of Coverage” subsection also apply if the contract owner exercises the fixed paidup option during the period of coverage. It is not anticipated that there will be more than one period of coverage for the term of this rider.

Fixed paid-up option

If you exercise the fixed paid-up option of your policy, your coverage under this policy will be continued in a reduced amount and there will be no further charges for this rider.

Appendix: States where certain policy features and/or benefits are not available or vary

State	Features and benefits	Availability or variation

New York (continued) (applicable to Equitable Financial Life Insurance Company only)		If such exercise occurs during the period of coverage, the accumulated benefit lien amount will be reset to zero after policy values have been reduced as described in the Period of Coverage” subsection. The face amount of paid-up insurance will be whatever the resulting net cash surrender value will buy when applied as a net single premium.

If benefits have previously been paid under this rider, the maximum monthly benefit will not change. If benefits have not previously been paid under this rider, the maximum monthly benefit will be equal to the maximum total benefit as determined immediately before the fixed paid-up option went into effect multiplied by the benefit percentage.

When the fixed paid-up option goes into effect, the maximum total benefit will be re-determined as the sum of all monthly charges deducted for this rider since policy issue, excluding any such charges that were not deducted while rider benefits were being paid. This maximum total benefit will be reduced, but not below zero, by all monthly benefit payments made under this rider, including any loan repayments. However, the resulting maximum total benefit will not exceed the lesser of (a) the maximum total benefit of this rider as determined immediately before the fixed paid-up option went into effect, and (b) the face amount of paid-up insurance multiplied by the acceleration percentage.

If you elect to continue coverage as described above, you will receive additional information regarding this benefit, including the available maximum total benefit.

Other variations

The Nonforfeiture benefit is not available.

The “Extension of Benefits” feature is not available.

The pre-existing condition limitation does not apply.

	See “Tax treatment of living benefits rider or Long-Term Care ServicesSM Rider under a policy with the applicable rider” in “Tax Information”	The benefits paid under this rider are intended to be treated for Federal income tax purposes as accelerated death benefits under section 101(g) of the Code on the life of a chronically ill insured receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefit is intended to qualify for exclusion from income within the limits of those provisions of the Code in effect at the issuance of this rider. Receipt of these benefits may be taxable. Charges for this rider may be considered distributions for income tax purposes, and may be taxable. This rider is not intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code.

The long-term care specified amount for this rider will not be increased by operation of section 7702 of the Code.

Appendix: States where certain policy features and/or benefits are not available or vary

Appendix: Calculating the alternate death benefit

Using the guideline premium test:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death and that there is no outstanding debt. We also assume that the owner selected the guideline premium test. Policy 1 shows what the death benefit would be for a policy with low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times the death benefit percentage. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $42,000 ($35,000 x 120%) and the alternate death benefit for Policy 2 is $102,000 ($85,000 x 120%). The basic death benefit under Option A is equal to the face amount on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($42,000) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit, since the alternate death benefit ($102,000) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $42,000) and Policy 2 (since $185,000 is greater than $102,000).

	Policy 1	Policy 2
Face Amount	$100,000	$100,000
Policy Account Value on the Date of Death	$35,000	$85,000
Death Benefit Percentage	120%	120%
Death Benefit under Option A	$100,000	$102,000
Death Benefit under Option B	$135,000	$185,000

Using the cash value accumulation test:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death, is a male preferred non-tobacco user, and that there is no outstanding debt. We also assume that the owner selected the cash value accumulation test. Policy 1 shows what the death benefit would be for a policy with a low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times a death benefit percentage which will be specified in your policy, and which varies based upon the insured’s attained age, sex and risk class. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $64,995 ($35,000 x 185.7%) and the alternate death benefit for Policy 2 is $157,845 ($85,000 x 185.7%). The basic death benefit under Option A is equal to the face amount on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($64,995) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit, since the alternate death benefit ($157,845) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $64,995) and Policy 2 (since $185,000 is greater than $157,845).

	Policy 1	Policy 2
Face Amount	$100,000	$100,000
Policy Account Value on the Date of Death	$35,000	$85,000
Death Benefit Percentage	185.7%	185.7%
Death Benefit under Option A	$100,000	$157,845
Death Benefit under Option B	$135,000	$185,000

Appendix: Calculating the alternate death benefit

Requesting more information

Each Statement of Additional Information (“SAI”), dated May 1, 2022, is incorporated into this prospectus by reference and is available upon request, free of charge, by calling our toll free number at 888-855-5100 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations by calling our toll free number at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.), or asking your financial professional.

You may visit the SEC’s web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

C000078948 - Equitable Financial Life Insurance Company
C000133363 - Equitable Financial Life Insurance Company of America	#270634

Incentive Life Legacy®

Prospectus dated May 1, 2022

An individual flexible premium variable life insurance policy issued by Equitable Financial Life Insurance Company and by Equitable Financial Life Insurance Company of America with variable investment options offered under Separate Account FP and Equitable America Variable Account K (the “Separate Account”). Each Company’s respective general account is referred to as the “general account” in this prospectus.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. This prospectus supersedes all prior prospectuses and supplements. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.

This prospectus describes the Incentive Life Legacy® policy, but is not itself a policy. This prospectus is a disclosure document and describes all of the policy’s material features, benefits, rights and obligations, as well as other information. The description of the policy’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. To make this prospectus easier to read, we sometimes use different words than the policy. The Company or your financial professional can provide any further explanation about your policy.

The policy is no longer being sold. This prospectus is for current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.

What is Incentive Life Legacy®?

Incentive Life Legacy® provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the variable investment options set forth in Appendix: “Investment options available under the policy” to this prospectus.

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding “Portfolio” that is part of one of the trusts (the “Trusts”), which are mutual funds. Please see Appendix: “Investment options available under the policy” for more information about the Portfolios and the Trusts. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy’s insured person dies will generally be income tax free.

Other choices you have.  You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules and product limits, you can (1) choose when and how much you contribute (as “premiums”) to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by “riders” to your policy.

Other policies.  We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with another policy may not be to your advantage. You can contact us to find out more about any other insurance policy.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

#264355/AA & ADL

Contents of this Prospectus

“Financial professional” means the registered representative of either Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN) or an unaffiliated broker dealer which has entered into selling agreement with Equitable Distributors, LLC who is offering you this policy.

When we address the reader of this prospectus with words such as “you” and “your,” we mean the person who has the right or responsibility that this prospectus is discussing at that point. This is usually the policy’s owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word “owner” therefore refers to all owners.

When we use the word “state,” we also mean any other local jurisdiction whose laws or regulations affect a policy.

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Contents of this Prospectus

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Contents of this Prospectus

Definitions of Key Terms

Alternative Death Benefit — the alternate higher death benefit is based upon the life insurance qualification test that you choose. We will automatically pay an alternative death benefit if it is higher than the basic death benefit option you have selected.

Amount at Risk — our amount at risk on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy.

Beneficiary — the person or entity you designate to receive the death benefit payable at the death of the Insured.

Business Day — is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Premium payments will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your premium payment, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

Cash Surrender Value — the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy.

Company — refers to Equitable Financial Life Insurance Company of America (“Equitable America”) or Equitable Financial Life Insurance Company (“Equitable Financial”). The terms “we”, “us”, and “our” are also used to identify the issuing Company. Equitable America does not do business or issue contracts in the state of New York. Generally, Equitable America will issue contracts in all states except New York and Equitable Financial will issue contracts in New York. However, if the primary selling agent is an Equitable Advisors financial professional whose business address is in the state of New York, the issuing Company will be Equitable Financial, even if the contract is issued in a state other than New York.

Cost of Insurance Charge — the monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000.

Cost of Insurance Rates — the cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured, the face amount and the policy year.

Customer Loyalty Credit — a customer loyalty credit is provided for policies that have been in force for more than a specified number of years depending on your age at policy issuance. This is added to your policy account value each month.

Face Amount — represents the amount of insurance coverage you want on the life of the insured person.

Guaranteed Interest Account — is a fixed account that is part of our general account, also referred to as the Guaranteed Interest Option (GIO).

Guarantee Premium — you can generally guarantee that your policy will not terminate for a number of years by paying at least certain specified amounts of premiums. We call these amounts “guarantee premiums” and they will be set forth in your policy.

Insured — the person on whose life we base this policy.

Long-Term Care ServicesSM Rider — subject to our eligibility requirements, this is an optional rider that may be elected at issue that provides for the acceleration of the policy death benefit as a payment of a portion of the policy’s death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services.

Net Cash Surrender Value — the net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is “restricted” as a result of previously distributed terminal illness living benefits, and further reduced for any monthly benefit payments under the Long-Term Care ServicesSM Rider, and minus any surrender charge that then remains applicable.

Net Policy Account Value — your “net policy account value” is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option and (iii) any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any “restricted” amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider.

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Definitions of Key Terms

No-Lapse Guarantee — a guarantee we offer for no extra charge that provides you with a guarantee against policy termination for a specific period of time.

Owner — the owner of the policy. “You” or “your” refers to the owner.

Policy — the policy with any attached application(s), any riders, and any endorsements.

Policy Account Value — your “policy account value” is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than amounts included in (iii)) and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the investment options). See “Borrowing from your policy” in this prospectus.

Premium Payments — we call the amounts you contribute to your policy “premiums” or “premium payments.”

Register date — your policy’s “register date” will be shown in your policy and is the date from which we measure the months, years and anniversaries of your policy. Your register date is determined as described in “policy issuance” under “More information about procedures that apply to your policy” in this prospectus.

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Definitions of Key Terms

Important Information You Should Consider About the Incentive Life Legacy® policy (the “policy”):

FEES AND EXPENSES
Charges for Early Withdrawals

We will not deduct a charge for making a partial withdrawal from your policy, however, if you surrender the policy in its first fifteen years or the first 15 years after you have requested an increase in your policy’s face amount, you will be subject to a surrender charge of up to 4.79% of face amount. For example, if you surrender your policy in the first year and the policy face amount was $100,000, you could pay a surrender charge of up to $4,792.

For more information on the impacts of withdrawals, please refer to “Making withdrawals from your policy” in this prospectus. For more information on surrender charges, please refer to “Deducting policy charges” in this prospectus.

Transaction Charges

In addition to surrender charges, you may be subject to other transaction charges, including charges on each premium paid under the policy, charges in connection with requests to decrease your policy’s face amount, transfer fees, and other special service charges (e.g., wire transfer charges, express mail charges, policy illustration charges, duplicate policy charges, policy history charges, and charges for returned payments).

For more information on transaction charges, please refer to the “Fee Table” in this prospectus.

Ongoing Fees and Expenses (annual charges)

In addition to transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy, administration and mortality risks, and the cost of optional benefits available under the policy. Such fees and expenses may be based on characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). You should view the information pages of your policy for rates applicable to your policy.

You will also bear expenses associated with the variable investment options (the “Portfolios”) under the policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Portfolios	0.56%	1.47%
Portfolio expenses are for the year ended December 31, 2021 and may be based, in part, on estimated amounts of such expenses and may change from year to year. For more information On ongoing fees and expenses, please refer to the “Fee Table” in this prospectus and “Appendix: Investment options available under the policy” which is part of this prospectus.

RISKS

Risk of Loss	You may lose money by investing in the policy.

Not a Short-Term Investment	The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is designed to provide benefits on a long-term basis. Consequently, you should not use the policy as a short-term investment or savings vehicle. Because of the long-term nature of the policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.

Risks Associated with Investment Options	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the policy and the guaranteed investment option (GIO), each of which has its own unique risks. You should review the Portfolios’ prospectuses and the “Guaranteed Interest Option” section in “Investment options within your policy” in this prospectus before making an investment decision. Portfolio prospectuses are available at www.equitable.com/ICSR#EQH146673.

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Important Information You Should Consider About the Incentive Life Legacy® policy (the “policy”):

RISKS

Insurance Company Risks

For more information on the Portfolios, please refer to “Appendix: Investment options available under the policy” in this prospectus.

An investment in the policy is subject to the risks related to the Company. Any policy obligations (including under the fixed rate option), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request, at https://equitable.com/selling-life-insurance/ financial- strength-ratings. More information about the Company’s general account can be found in “About our general account” in this prospectus.

Policy Lapse

Death benefits will not be paid if the policy has lapsed. Your policy may lapse if, due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, your policy account value does not cover policy charges. If your policy provides for a no-lapse guarantee, you may have to pay more premiums to keep your policy from terminating. If your policy lapses, you will be notified in writing and given an opportunity to make additional payments to reinstate your policy.

For more information on how to prevent your policy from lapsing, please refer to “The minimum amount of premiums you must pay” and “You can guarantee that your policy will not terminate before a certain date” in this prospectus.

RESTRICTIONS

Investments

You may allocate your premiums to any of the Portfolios set forth in “Appendix: Investment options available under the policy”. We reserve the right to remove or substitute Portfolios as investment options under the policy.

Currently, the total of all transfers of variable investment options you make on the same day must be at least $500; except that you may transfer your entire balance in a single Portfolio, even if it is less than $500. We may limit transfers you can make into the unloaned GIO, if the paid-up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, please refer to “Paid up death benefit guarantee” and “Extended No Lapse Guarantee Rider” in “More information about policy features and benefits” in this prospectus.

We allow only one request for transfers each day (although that request can cover multiple transfers). Only written transfer requests submitted to our Administrative Office may be processed for Policies that are jointly owned or assigned. We reserve the right to limit Policy transfers if we determine that you are engaged in a disruptive transfer activity, such as “market timing.”

For more information please refer to “Variable investment options” and “Transfers you can make” in this prospectus.

Optional Benefits

As a policy owner, you may be able to obtain extra benefits, which may require additional charges. These optional benefits are described in what is known as a “rider” to the policy.

Optional benefits are subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages (or may terminate at certain ages) and underwriting classifications. We may stop offering an optional benefit at any time.

For more information on optional benefits and other limitations under the policy, please refer to “Other benefits you can add by rider,” and “Suicide and certain misstatements” in this prospectus.

TAXES

Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to the investor if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

For more information on tax implications relating to policy investments, please refer to “Tax information” in this prospectus.

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Important Information You Should Consider About the Incentive Life Legacy® policy (the “policy”):

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the policy to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this policy over another investment.

For more information on investment professional compensation, please refer to “Distribution of the policies” in this prospectus.

Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable to purchase the new policy, rather than continue to own your current policy.

For more information on exchanges, please refer to the paragraph titled “Section 1035 exchanges of policies” under “How you can pay for and contribute to your policy” in this prospectus, as well as the section titled “Future policy exchanges” in this prospectus.

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Important Information You Should Consider About the Incentive Life Legacy® policy (the “policy”):

Overview of the policy

The following summaries provide a brief overview of the more significant aspects of the policy. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and policy contract.

Brief Description of the Policy

Incentive Life Legacy® is a form of variable life insurance the primary purpose of which is to provide a death benefit which is paid upon the death of the insured person. The Policy provides life insurance coverage, plus the opportunity for you to earn a return in (i) our guaranteed interest option, and/or (ii) one or more of the Portfolios, which are listed in Appendix: “Investment options available under the policy” to this prospectus. The policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. You have considerable flexibility to tailor the policy to meet your needs.

Some policy forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states.

The form number for this policy is 06-100. A state and/or other code may follow the form number if your policy form number begins with 06-100. Your policy’s form number is located in the lower left hand corner of the first page of your policy.

Premiums

The policy offers flexibility in paying premiums. With certain exceptions, you choose the timing and the amount of premium payments. Payment of insufficient premiums may result in a lapse of the policy.

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under the Internal Revenue Code (the “Code”). In your application, you may choose either the guideline premium/ cash value corridor test (“guideline premium test”) or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of “life insurance” limits your ability to pay certain high levels of premiums (relative to your policy’s insurance coverage), but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

You can allocate your Policy’s value to the Portfolios or to the guaranteed interest option. Additional information on the available Portfolios are listed in Appendix: “Investment options available under the policy”. The guaranteed interest option pays a fixed rate of interest that we declare periodically with a 2.0% minimum.

Contract Features

Types of Death Benefit – If the insured dies, we pay a life insurance benefit to the “beneficiary” you have named. You may choose from two types of death benefit options. You may change from one death benefit type to another, subject to limitations, and charges may apply. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B:

•	Option A: The Policy’s face amount on the date of the insured’s death. The amount of this death benefit doesn’t change over time, unless you take any action that changes the Policy’s face amount.

•	Option B: The face amount plus the Policy’s “account value” on the date of the insured’s death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including Portfolio investment performance, charges and expenses, premium payments and withdrawals) affect your Policy’s account value.

There is also an alternative higher death benefit paid in certain circumstances. For additional detail regarding the calculation and payment of death benefits see “Accessing your Money” in this prospectus.

Loans – You may borrow money from your policy, subject to certain limitations. Interest charges will apply.

Withdrawals – Subject to certain conditions, you may withdraw a part of your policy’s cash surrender value without surrendering the policy.

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Overview of the policy

Surrendering the Policy – A policy may be surrendered for its net cash surrender value while the insured is living. Tax penalties may apply.

Riders – You may be able to obtain extra fixed benefits under the Policy, which may require additional charges. These optional insurance benefits are referenced herein as “riders” to the Policy.

You may be eligible for the following riders that we charge for:

•	Children’s Term Insurance Rider: This rider provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days and 18 years old.

•	Disability Deduction Waiver Rider: This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured’s 60th birthday.

•	Extended No-Lapse Guarantee Rider: This rider provides you with an extended guarantee against policy termination for a specific period of time.

•	Long-Term Care ServicesSM Rider: This rider provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care.

•	Option to Purchase Additional Insurance Rider: This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability.

In addition, the following benefit may be added at no charge:

•	Paid Up Death Benefit Guarantee: This benefit provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments.

These benefits will be automatically added at no charge to eligible policies:

•	Living Benefits Rider: This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy’s death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

•	Loan Extension Endorsement: Your policy offers an additional feature against policy termination due to an outstanding loan, called “loan extension.”

•	No-Lapse Guarantee: This guarantee provides you with a guarantee against policy termination for a specific period of time.

•	Substitution of Insured Person Rider: If your policy has the Substitution of Insured Person Rider, after the policy’s second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. We are not currently permitting changes of a policy’s insured person. For further information please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus.

Depending on when your Policy was purchased, certain variations may apply which differ from the information contained in this section. In addition, depending on where your Policy was issued, certain features or benefits may not be available or vary from the Policy’s features and benefits described in this prospectus.

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Overview of the policy

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy’s information pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between Portfolios.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium charge	From each premium	12% of each premium
Surrender (turning in) of your policy during its first 15 years or the first 15 years after you have requested an increase in your policy’s face amount.(1)(2)	Upon surrender	Initial surrender charge per $1,000 of initial base policy face amount or per $1,000 of requested base policy face amount increase:(3) Highest: $47.92 Lowest: $10.38
Charge for a Representative Investor (male age 35 at issue or at the time of a requested face amount increase, in the preferred elite non-tobacco user risk class)	Upon surrender	Representative: $17.32
Request a decrease in your policy’s face amount	Effective date of the decrease	A pro rata portion of the charge that would apply to a full surrender at the time of the decrease.
Transfer Fees	Upon transfer	$25 per transfer(4)(6)
Special Services Charges • Wire Transfer Charge(5) • Express Mail Charge(5) • Policy Illustration Charge(6) • Duplicate Policy Charge(7) • Policy History Charge(7)(8) • Charge for Returned Payments(7)	At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction	Current and Maximum Charge: $90 Current and Maximum Charge: $35 Current Charge: $0 Maximum Charge: $25 Current and Maximum Charge: $35 Current and Maximum Charge: $50 Current and Maximum Charge: $25
(1)	The surrender charge attributable to each increase in your policy’s face amount is in addition to any remaining surrender charge attributable to the policy’s initial face amount.
(2)

This charge varies based on individual characteristics of the insured, and may not be representative of the charge that you will pay. In particular, the initial amount of the surrender charge depends on each insured’s specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured’s particular characteristics. See “Deducting policy charges” under “More information about policy charges.”

(3)	The initial amount of surrender charge depends on each policy’s specific characteristics.
(4)

No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed in this prospectus.

(5)	Unless you specify otherwise, this charge will be deducted from the amount you request.
(6)	We do not currently charge this fee, but reserve the right to in the future.
(7)	The charge for this service must be paid using funds outside of your policy. Please see “Deducting policy charges” under “More Information about certain policy charges” for more information.
(8)	The charge for this service may be less depending on the policy history you request. Please see “Deducting policy charges” under “More Information about policy charges” for more information.

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Fee Table

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Portfolio fees and expenses.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:

Cost of Insurance(1)(2)(3) Minimum and Maximum Charge	Monthly	Charge per $1,000 of the amount for which we are at risk:(4) Highest: $83.34 Lowest: $0.02

Charge for a Representative Investor (male age 35 at issue in the preferred elite non-tobacco user risk class.)	Monthly	Representative: $0.09

Mortality and Expense Risk Fees	Monthly	Annual % of your value in our variable investment options

		Policy Year 1-10 11+	1.75% 0.50%

Administrative Expenses(1)(2)	Monthly	Policy year 1 2+	Amount Deducted $20 $15

Loan Interest Spread(5)	On each policy anniversary (or on loan termination, if earlier)	1% of loan amount.

Optional Benefit Charges:

Children’s term insurance	Monthly (while the rider is in effect)	Charge per $1,000 of rider benefit amount: $0.50

Disability deduction waiver	Monthly	Percentage of all other monthly charges: Highest: 132% Lowest: 7%

Representative charge (for male age 35 at issue in the preferred non-tobacco user risk class)	Monthly	Representative: 12%

Extended no lapse guarantee(2)	Monthly	Charge per $1,000 of the initial base policy face amount, and per $1,000 of any requested base policy face amount increase that exceeds the highest previous face amount:

For rider coverage to age 100	Monthly	Highest: $0.08 Lowest: $0.02

Representative charge (male age 35 at issue or at the time of a requested face amount increase, in the preferred non-tobacco user risk class.)	Monthly	Representative: $0.03

Long-Term Care ServicesSM Rider(2)	Monthly	Charge per $1,000 of the amount for which we are at risk:(6) Highest: $1.18 Lowest: $0.08

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Fee Table

Charge	When Charge is Deducted	Amount Deducted

Representative charge (male age 35 at issue in the preferred non-tobacco user risk class.)	Monthly	Representative: $0.22

Option to purchase additional insurance	Monthly	Charge per $1,000 of rider benefit amount: Highest: $0.17 Lowest: $0.04

Representative charge (male age 35 at issue in the preferred non-tobacco user risk class.)	Monthly	Representative: $0.16

Adding Living Benefits Rider	At the time of the transaction	$100 (if elected after policy issue)

Exercising Living Benefits Rider	At the time of the transaction	$250
(1)

This charge varies based on individual characteristics of the insured, and may not be representative of the charge that you will pay. In particular, the initial amount of the surrender charge depends on each insured’s specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured’s particular characteristics. See “Deducting policy charges” under “More information about policy charges.”

(2)	Not applicable after the insured person reaches age 100.
(3)	Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.
(4)

Assuming there have been no face amount increases, our amount “at risk” is the difference between the amount of death benefit and the policy account value as of the deduction date. For periods during which the alternative higher death benefit is operative, the amount at risk is greater and this may result in higher cost of insurance charges. See “More information about policy charges” for more information about face amount increases.

(5)

We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit, which will not exceed 1%. For more information on the maximum rate see “Borrowing from your policy — Loan interest we charge” in “Accessing your Money” in this prospectus.

(6)	Our amount “at risk” for this rider is the long-term care specified amount minus your policy account value, but not less than zero.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found in Appendix: “Investment options available under the policy”.

Annual Portfolio Company Expenses	Minimum	Maximum
Total Annual Portfolio Operating Expenses before the effect of Expense Limitation Arrangements (expenses that are deducted from Portfolio asset, including management fees, distribution and/or service (12b-1) fee, and other expenses)(1)	0.56%	1.47%
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation Arrangements(1)	0.55%	1.44%

(1)

“Total Annual Portfolio Operating Expenses” are for the year ended December 31, 2021 and may be based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2023 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2023.

You bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. These fees and expenses are reflected in the Portfolio’s net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio’s fees and expenses is contained in the Trust prospectus for that Portfolio.

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Fee Table

1. Principal risks of investing in the policy

Incentive Life Legacy® is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this “base policy” are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in “Other benefits you can add by rider” under “More information about policy features and benefits” in this prospectus.

Risks of investing in a policy

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

•	If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

•	If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any guarantees against termination, paid-up death benefit guarantee or loan extension feature you may have, you could have to pay more premiums to keep your policy from terminating.

•	If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy’s Grace Period provision and any loan extension endorsement you may have.

•	If you take a policy loan or a partial withdrawal you may decrease the net policy account value, cash surrender value and/or death benefit and may risk the loss of the no lapse guarantee.

•	There may be adverse tax consequences associated with taking a policy loan or making a partial withdrawal from your policy.

•	We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the “Fee Table” in this prospectus.

•	You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

•	Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy’s face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that variable investment option.

How the Incentive Life Legacy® variable life insurance policy is available

Incentive Life Legacy® was primarily intended for individuals, businesses and trusts. However, we do not place limitations on its use. Please see “Tax Information” in this prospectus for more information. Incentive Life Legacy® is available for issue ages 0-85.

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Principal risks of investing in the policy

2. The Company

Equitable Financial Life Insurance Company of America is an Arizona stock life insurance corporation organized in 1969. Equitable Financial Life Insurance Company is a New York stock life insurance corporation doing business since 1859. We are indirect wholly owned subsidiaries of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

No other company has any legal responsibility to pay amounts that we owe under the policies. We are solely responsible for paying all amounts owed to you under the policy.

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The Company

How to reach us

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to “Telephone and Internet requests” for effective dates for processing telephone, Internet and fax requests, in this prospectus.

By mail:

At the Post Office Box for our Administrative Office:

Equitable Financial Life Insurance Company — Life Operations Center

- or-

Equitable Financial Life Insurance Company — Life Operations Center

P.O. Box 1047

Charlotte, North Carolina 28201-1047

By express delivery only:

At the Street Address for our Administrative Office:

Equitable Financial Life Insurance Company — Life Operations Center

- or-

Equitable Financial Life Insurance Company — Life Operations Center

8501 IBM Drive, Suite 150

Charlotte, North Carolina 28262-4333

1-704-341-7000 (for express delivery purposes only)

By Phone:

Monday through Thursday, 8:30 am to 7:00 pm and Friday, 8:30 am to 5:30 pm, Eastern Time: 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

By e-mail:

life-service@equitable.com

By fax:

1-855-268-6378

By Internet:

You may register for online account access at www.equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

Required Forms. We require that the following types of communications be on specific forms we provide for that purpose:

(1)	request for our automatic transfer service (our dollar cost averaging service);

(2)	request for our asset rebalancing service;

(3)	transfers among investment options (if submitted by e-mail);

(4)	designation of new policy owner(s); and

(5)	designation of new beneficiary(ies).

Other Requests. We also have specific forms that we recommend you use for the following:

(a)	policy surrenders;

(b)	transfers among investment options (not submitted by e-mail);

(c)	changes in allocation percentages for premiums and deductions; and

(d)	electing the paid up death benefit guarantee.

You can also change your allocation percentages, transfer among investment options and/or change your address (1) by phone (2) over the Internet, through www.equitable.com or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see “How to make transfers” and “Telephone and Internet requests” in this prospectus. In the future, we may require that certain requests be completed over the Internet.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as “market timing.” (See “Disruptive transfer activity” in “More information about other matters.”)

Formal Requirements. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, title (if applicable), the insured person’s name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

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The Company

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

eDelivery

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com.

About our Separate Account

Each variable investment option is a part (or “subaccount”) of our Separate Account. Equitable Financial Life Insurance Company established Separate Account FP under special provisions of the New York Insurance Law, and Equitable Financial Life Insurance Company of America established Equitable America Variable Account K under Arizona Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in the Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from a Separate Account that represent our investments in a Separate Account or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against a Separate Account reflect its own investment experience and not the investment experience of the Company’s other assets.

Each Separate Account is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or the Separate Account. Although the Separate Account is registered, the SEC does not monitor the activity of the Separate Account on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of the Separate Account available under Incentive Life Legacy® invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. The Separate Account immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to the Company’s Separate Accounts in connection with the Company’s variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. EQ Advisors Trust and EQ Premier VIP Trust also sell their shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our policy owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our policy owners, we will see to it that appropriate action is taken to do so.

Your voting privileges

Voting of Portfolio shares. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio’s shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in each Separate Account (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policy owners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

Voting as policy owner. In addition to being able to instruct voting of Portfolio shares as discussed above, policy owners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in the Separate Account in the same proportion as the instructions we receive from holders of Incentive Life Legacy® and other policies that the Separate Account supports.

About the Trusts

The Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management

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The Company

investment companies,” more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on the Trusts’ shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request. For more information on the Portfolios, please refer to Appendix: “Investment options available under the policy” to this prospectus.

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The Company

3. Portfolios of the Trusts

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart in Appendix: “Investment options available under the policy” indicates the sub-adviser(s) for each Portfolio, if any. The chart in Appendix: “Investment options available under the policy” also shows the currently available Portfolios and their investment objectives.

You should be aware that Equitable Advisors and Equitable Distributors, LLC (“Equitable Distributors”) (together, the “Distributors”) directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The affiliated Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG, a wholly owned subsidiary of the Company, receives management fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administrative fees in connection with the services they provide to the Portfolios. As such, it may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

The Company, the Distributors or our other affiliates may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/ or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios’ average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for providing certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers’ respective Portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment

returns. The Company or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see “Allocating your contributions” for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment

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Portfolios of the Trusts

objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that use the EQ volatility management strategy, are identified in Appendix: “Investment options available under the policy”. Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the volatility management strategy. Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/ Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Information regarding each Portfolio, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and subadviser(s), as applicable; (iv) current expenses; and (v) performance is available in Appendix: “Investment options available under the policy” to this prospectus. Separate prospectuses that contain more detailed information about the Portfolios have been issued by their respective Trusts.

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of the Trust prospectuses that do not accompany this prospectus, you may call 1-877-522-5035 or go to www.equitable.com/ICSR#EQH146673.

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Portfolios of the Trusts

4. Determining your policy’s value

How you can pay for and contribute to your policy

Premium payments.  We call the amounts you contribute to your policy “premiums” or “premium payments.” The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

Section 1035 exchanges of policies with outstanding loans.  If we approve, you may purchase an Incentive Life Legacy® policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid exchange under Section 1035 of the Internal Revenue Code (the “Code”). If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life Legacy® policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life Legacy® policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see “Borrowing from your policy” in this prospectus).

You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the insured’s 100th birthday, so long as you don’t exceed certain limits determined by the federal income tax laws applicable to life insurance.

Your choice of a life insurance qualification test and limits on premium payments.  A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/ cash value corridor test (“guideline premium test”) or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of “life insurance” limits your ability to pay certain high levels of premiums (relative to your policy’s insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under “Determining your policy’s value,” in this prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a “modified endowment contract,” which may subject you to additional taxes and penalties on any distributions from your policy. See “Tax information” in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

Planned periodic premiums.  Page 3 of your policy will specify a “planned periodic premium.” This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

Premium Payment Plans

The following premium payment plans are available:

•	Direct billing is available on monthly, quarterly, semi-annual, and annual modes. The Company will send premium reminder notices approximately 25 days before the due date based on the mode chosen, i.e., monthly, quarterly, semi-annually, or annually.

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Determining your policy’s value

•	Military allotment billing is available on monthly mode only.

•	Salary allotment is available on monthly, quarterly, semiannual, and annual modes. The minimum case requirement for new salary allotment billing units is five lives.

•	Systematic billing is available on monthly and quarterly modes. Under systematic billing, the policy owner may specify the day of the month on which the premiums should be deducted from their account (draft date).

The premium payment plan and/or mode may be changed.

The minimum amount of premiums you must pay

Policy “lapse” and termination.  Your policy will lapse (also referred to in your policy as “default”) if your “net policy account value” is not enough to pay your policy’s monthly charges when due unless:

•	you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see “You can guarantee that your policy will not terminate before a certain date” below);

•	you are receiving monthly benefit payments under the Long-Term Care ServicesSM Rider (see “Other benefits you can add by rider” under “More information about policy features and benefits” in this prospectus);

•	you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value (see “You can elect a “paid up” death benefit guarantee” below); or

•	your policy has an outstanding loan that would qualify for “loan extension.”

(“Policy account value” and “net policy account value” are explained under “Determining your policy’s value” in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges, policy loans or liens and accrued loan or lien interest, to the beneficiary you have named.

Your policy will terminate if you don’t pay enough premiums (i) to pay the charges we deduct, or (ii) to maintain in effect one of the no lapse guarantees that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See “Tax information,” in this prospectus.

Restoring a terminated policy.  To have your policy “restored” (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. Any no lapse guarantee will not be restored after the policy terminates.

You can guarantee that your policy will not terminate before a certain date

No Lapse Guarantee.  You can generally guarantee that your policy will not terminate for a number of years (the “guarantee period”) by paying at least certain specified amounts of premiums (the “guarantee premiums”). We call this our “No Lapse Guarantee.” The length of your policy’s guarantee period will range from 5 to 10 years, depending on the insured’s age when we issue the policy. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.

During the guarantee period, however, the No Lapse Guarantee applies only if:

•	You have satisfied the “guarantee premium test” (discussed in “Guarantee premium test for no lapse guarantees” under “More information about policy benefits” in this prospectus);

•	Your policy’s death benefit option has always been Option A; and

•	Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if:

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Determining your policy’s value

•	the guarantee period expires; or

•	you change your death benefit option to Option B.

Extended No Lapse Guarantee Rider.   An optional rider may be added to the policy that provides a longer guarantee period than described above. Subject to limitations, you can choose the number of years that you would like to have this benefit.

The monthly cost of this rider varies by the individual characteristics of the insured, the face amount of the policy and the benefit period you select. A change in the face amount of the policy, however, may affect the cost of this rider. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see “Optional benefits you can add by rider” under “More information about policy features and benefits.”

If you pay at least certain prescribed amounts of premiums, your policy’s death benefit option has always been Option A and any outstanding policy loan and accrued loan interest do not exceed the policy account value, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.

You can elect a “paid up” death benefit guarantee

Provided certain requirements are met and subject to our approval, you may elect to take advantage of our “paid up” death benefit guarantee at any time after the fourth year of your policy if the insured’s attained age is 99 or less provided certain requirements are met. If you elect the paid up death benefit guarantee, we may reduce your base policy’s face amount. Thereafter, your policy will not lapse so long as the paid up death benefit guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guaranteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time. Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care ServicesSM Rider (described below) at any time.

The guarantee will terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see “Paid up death benefit guarantee” under “More information about policy features and benefits” in this prospectus.

You can receive an accelerated death benefit under the Long-Term Care ServicesSM Rider

In states where approved and subject to our eligibility requirements, you may have added an optional rider to your policy at issue that provides an acceleration of the policy’s death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualifying long-term care services. This is our Long-Term Care ServicesSM Rider. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select. You can terminate this rider after your first policy year. For more information about this rider, see “Other benefits you can add by rider” under “More information about policy features and benefits” in this prospectus.

Investment options within your policy

Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the “Investment Start Date”). Before this date, your initial premium will be held in a non-interest bearing account. See “Policy issuance” in “More information about procedures that apply to your policy” in this prospectus.

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see “Your right to cancel within a certain number of days,” in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the later of the Investment Start Date and the issue date for twenty calendar days (the “Money Market Lock-in Period”). On the first business day following the Money Market Lock-in Period, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the “Allocation Date” is the first business day following the Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and the Company. The policy is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. If your policy is sold by a financial professional of Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”), your financial professional is acting

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Determining your policy’s value

as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

You can choose among variable investment options.

Variable investment options.   The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as “Investment Funds.”) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth in Appendix: “Investment options available under the policy” to this prospectus.

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. To obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.). We may add or delete variable investment options or Portfolios at any time.

If you elect the extended no lapse guarantee rider or exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the EQ Allocation investment options, or those investment options we are then making available under the rider (see “Other benefits you can add by rider” under “More information about policy features and benefits”).

Guaranteed interest option.   You can also allocate some or all of your policy’s value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the “Guaranteed Interest Account.”)

If you elect the paid up death benefit guarantee or the extended no lapse guarantee rider, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option. For more information on these restrictions, see “Paid up death benefit guarantee” and “extended no lapse guarantee rider” under “More information about policy features and benefits” in this prospectus.

We will pay at least 2% annual interest on our guaranteed interest option.

Your policy account value

As set forth in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy’s “account value.” You instruct us to allocate your policy account value to one or more of the policy’s investment options indicated on the front cover of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than in (iii)), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See “Borrowing from your policy” in this prospectus. Your “net policy account value” is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any “restricted” amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our “Guaranteed Interest Account.”) Your policy account value is subject to certain charges discussed in “Fee Table” and “More information about policy charges” in this prospectus.

Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.

Your policy’s value in our variable investment options.   We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by “units.”

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy’s variable investment options, we “redeem” (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly,

24

Determining your policy’s value

you “purchase” additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio’s shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day’s value for one such unit. The mortality and expense risk charge mentioned in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see “How we allocate charges among your investment options” in this prospectus.

Your policy’s value in our guaranteed interest option. Your policy’s value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any “restricted” amounts that we hold in that option as a result of your election to receive a living benefit. See “Your option to receive a terminal illness living benefit” in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate.

Amounts may be allocated to or removed from your policy’s value in our guaranteed interest option for the same purposes as described in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

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Determining your policy’s value

5. Transferring your money among our investment options

Transfers you can make

You can transfer among our variable investment options and into our guaranteed interest option.

After your policy’s Allocation Date, you can transfer amounts from one investment option to another. Unless either the paid up death benefit guarantee or the extended no lapse guarantee are in effect, there are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed interest option and among our variable investment options are more limited. Currently, the total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We reserve the right to lower this $500 limit upon written notice to you. We also reserve the right to restrict transfers among variable investment options and transfers out of the guaranteed interest option as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the paid up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, see “Paid up death benefit guarantee” and “Extended no lapse guarantee rider” in “More information about policy features and benefits.” If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.

Please see “Investment options within your policy” for more information about your role in managing your allocations.

Current unrestricted transfers out of the guaranteed interest option.   We are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter, you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option until further notice. If we decide to change our limitations on transfers out of the guaranteed interest option, we will provide you with notice of at least 30 days.

See the “How to make transfers” section below on how you can request a transfer. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day.

Please note that the ability to make unrestricted transfers from the guaranteed interest option does not apply to any amounts that we are holding as collateral for a policy loan or as “restricted” amounts as a result of your election to receive a living benefit, if available under your policy. Finally, there may be a charge for making this transfer. Please see “Fee Table” in this prospectus for more information about charges for this transfer.

If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.

Disruptive transfer activity.   We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “More information about other matters”).

How to make transfers

Internet transfers.   Generally, you can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our www.equitable.com website and registering for online account access. This service may not always be available. The restrictions relating to online transfers are described below.

Online transfers.   You can make online transfers by following one of two procedures:

•	For individually owned policies for which you are the owner, by logging onto our website, described under “By Internet” in “How to reach us” in this prospectus; or

•	For corporation and trust owned policies, we require a special authorization form to obtain access. The form is available on our website www.equitable.com or by contacting our Administrative Office.

For more information, see “Telephone and Internet requests” in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.

Transfers through our Administrative Office.   You may submit a written request for a transfer to our Administrative Office. We require a written request for jointly owned policies.

Our automatic transfer service

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit’s value is low, and fewer units if the unit’s value is high. Therefore, you may achieve a lower average cost per unit over the long-term.

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Transferring your money among our investment options

Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.

Our automatic transfer service (also referred to as our “dollar cost averaging service”) enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time by sending a written request to our Administrative Office. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service. This service is not available while the extended no lapse guarantee rider is in effect.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

Our asset rebalancing service

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of

50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. The guaranteed interest option is not an available investment option with the asset rebalancing service. This service is not available while the extended no lapse guarantee rider is in effect.

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Transferring your money among our investment options

6. Accessing your money

About your life insurance benefit

As long as your policy is in force, we will pay the death benefit to your beneficiary or beneficiaries once we receive at our Administrative Office satisfactory proof of the Insured’s death. The death benefit is determined as of the date of death and generally paid within 7 days after proof of death and any other required documents are received.

Your policy’s face amount.  In your application to buy an Incentive Life Legacy® policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the “face amount” of the base policy. $100,000 is the minimum amount of coverage you can request.

If the insured person dies, we pay a life insurance benefit to the “beneficiary” you have named. (See “Your options for receiving policy proceeds” under “More information about policy features and benefits” in this prospectus.) The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.

Your policy’s “death benefit” options.  In your policy application, you also choose whether the basic amount (or “benefit”) we will pay if the insured person dies is:

•	Option A — The policy’s face amount on the date of the insured person’s death. The amount of this death benefit doesn’t change over time, unless you take any action that changes the policy’s face amount;

— or —

•	Option B — The face amount plus the policy’s “account value” on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy’s account value.

Your policy’s “account value” is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under “Determining your policy’s value” in this prospectus.)

Under Option B, your policy’s death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk. If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated.

In order to take advantage of the no lapse guarantee and the extended no lapse guarantee, you must have always had Option A since the policy issue date.

Alternative higher death benefit in certain cases

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code’s definition of “life insurance.”

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person’s date of death by a percentage specified in your policy. Representative percentages are as follows:

If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.

Age:(1)	40 and under	45	50	55	60	65
%:	250%	215%	185%	150%	130%	120%
Age:	70	75-90	91	92	93	94-Over
%:	115%	105%	104%	103%	102%	101%
(1)	For the then-current policy year.

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy’s cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured’s age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner’s Standard Ordinary Mortality Tables.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is

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based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

Other adjustments to death benefit.  We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person’s death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See “Your option to receive a terminal illness living benefit” in this prospectus. Under the Long-Term Care ServicesSM Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit. Please see “Long-Term Care ServicesSM Rider” in this prospectus.

Death benefit if your policy is on loan extension.  Your policy offers an additional feature against policy termination due to an outstanding loan, called “loan extension.” Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see “Borrowing from your policy” under “Accessing your money.”

You can request a change in your death benefit option from Option B any time after the second year of the policy and before the policy anniversary nearest to the insured’s 100th birthday; however, changes to Option B are not permitted beyond the policy year in which the insured person reaches age 80.

Change of death benefit option.  If you change your death benefit option, we will adjust your policy’s face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy’s death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy’s face amount by an amount equal to your policy’s account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy’s face amount by an amount equal to your policy’s account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy’s death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy’s face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches age 80, (b) if the paid up death benefit guarantee is in effect, or (c) your policy is on loan extension. Also, a change to Option A must be made before the insured person reaches age 100.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not change the death benefit option under the policy while the Long-Term Care ServicesSM Rider is in effect. Please refer to “Tax Information” in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

You can increase or decrease your insurance coverage

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy’s face amount any time after the second year of your policy but before the policy year in which the insured person reaches age 100. The requested increase or decrease must be at least $10,000. Please refer to “Tax information” for certain possible tax consequences of changing the face amount of your policy.

We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy; (ii) the paid up death benefit guarantee is in effect; or (iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached age 81 (or age 71 if the extended no lapse guarantee rider is in effect); or (ii) while the Long-Term Care ServicesSM Rider is in effect. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long-Term Care ServicesSM Rider.

Certain policy changes, including increases and decreases in your insurance coverage may also affect the guarantee premiums under the policy and any applicable monthly charge for the extended no lapse guarantee rider.

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The following additional conditions also apply:

Face amount increases.  We treat an increase in face amount in many respects as if it were the issuance of a new policy.

For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same or better underwriting classification. An additional 15-year surrender charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, the increase will be declined. See “More information about policy charges.”

Face amount decreases.  You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code’s definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy’s face amount or change your death benefit option. This may be necessary in order to preserve your policy’s status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.

Your options for receiving policy proceeds

Beneficiary of death benefit.  You designate your policy’s beneficiary in your policy application. You can change the beneficiary at any other time during the insured person’s life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person’s surviving children. If there are no surviving children, we will instead pay the insured person’s estate.

Payment of death benefit.  We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation) and so elects, death benefit proceeds can be paid through the “Access Account”, which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. The Company will retain the funds until a draft is presented for payment. Interest on the Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The Access Account is part of the Company’s general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

A beneficiary residing outside of the U.S., however, cannot elect the Access Account. If the beneficiary is a trust that has two or fewer trustees, death benefit proceeds can be paid through the Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit and the beneficiary so elects, we will send the Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under “When we pay policy proceeds,” in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

Accessing your money

You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See “Borrowing from your policy” in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined in this prospectus under “Surrendering your policy for its net cash surrender

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value”) at any time after the first year of your policy and before the policy anniversary nearest to the younger insured’s 100th birthday. Partial withdrawals are not permitted if the paid up death benefit guarantee is in effect. See “Making withdrawals from your policy” in this prospectus for more information.

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See “Surrendering your policy for its net cash surrender value” in this prospectus. See “Tax information” in this prospectus, for the tax treatment of the various ways in which you can access your money.

Borrowing from your policy

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a “restricted” basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long-Term Care ServicesSM Rider. See “More information about policy features and benefits: Other benefits you can add by rider: Long-Term Care ServicesSM Rider” in this prospectus. See “Your option to receive a terminal illness living benefit” below. The minimum loan amount generally is $500.

You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan’s repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

•	you cannot make transfers or withdrawals of the collateral;

•	we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

•	we do not count the collateral when we compute our customer loyalty credit; and

•	the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If either the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

Loan interest we charge.  The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 3% or (b) the “Monthly Average Corporate” yield published in Moody’s Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first fifteen policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan and annually on the annual report, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

Interest that we credit on loan collateral.  Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy’s first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy’s 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy’s investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.

Effects of a policy loan.  If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy’s proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral

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cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee or the extended no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value and death benefit. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See “Tax information” below for a discussion of the tax consequences of a policy loan.

Paying off your loan.  You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long-Term Care ServicesSM Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don’t instruct us, in the same proportion as if they were premium payments.

If you are to receive monthly benefit payments under the Long-Term Care ServicesSM Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.

Loan extension (for guideline premium test policies only)

Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There is no additional charge for the loan extension feature. Your policy will automatically be placed on “loan extension,” if at the beginning of any policy month on or following the policy anniversary nearest the insured person’s 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

•	The net policy account value is not sufficient to cover the monthly deductions then due;

•	The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or (b) the initial base policy face amount;

•	You have selected Death Benefit Option A;

•	You have not received a payment under either the living benefits rider or the Long-Term Care ServicesSM Rider;

•	The policy is not in a grace period; and

•	No current or future distributions will be required to be paid from the policy to maintain its qualification as “life insurance” under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

•	We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

•	Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

•	Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

•	No additional loans or partial withdrawals may be requested.

•	No changes in face amount or death benefit option may be requested.

•	No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.

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•	All additional benefit riders and endorsements will terminate, including the Long-Term Care ServicesSM Rider.

•	The paid up death benefit guarantee if applicable, may not be elected.

•	The policy will not thereafter lapse for any reason.

On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining the transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.

If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a)	The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured’s death, multiplied by a percentage shown in your policy;

(b)	The outstanding loan and accrued loan interest, plus $10,000; or

(c)	The base policy face amount on the date of death.

Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension. If your policy is on loan extension, due to an absence of Internal Revenue Service guidance on such features, there is some uncertainty as to how the tax law might be applied in the future. For example, it is possible that in such circumstances, some or the entire outstanding loan could be treated as a distribution from the policy.

Example: A representative insured age 80, selected death benefit Option A and has had the policy for more than 20 years. She has a policy loan and the net policy account value is not sufficient to cover the monthly deductions now due. She has not received payment under the Living Benefits Rider or the Long-Term Care Services Rider. According, the loan extension endorsement will keep her policy from lapsing and any loan interest not paid will be added to the outstanding loan.

Making withdrawals from your policy

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured’s attained age 100, provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long-Term Care ServicesSM Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long-Term Care ServicesSM Rider, a partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. See “More information about policy features and benefits: Other benefits you can add by rider: Long-Term Care ServicesSM Rider” in this prospectus. We will not deduct a charge for making a partial withdrawal. If the extended no lapse guarantee is in effect, there are limitations on partial withdrawals from the variable investment options and different allocation rules apply. See “Extended No Lapse Guarantee Rider” under “More information about policy features and benefits” in this prospectus.

You can withdraw all or part of your policy’s net cash surrender value, although you may incur tax consequences by doing so.

Effect of partial withdrawals on insurance coverage.  If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy’s face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below $100,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy’s no lapse guarantee and the extended no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to “Tax information” below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see “Paid up death benefit guarantee” in “More information about policy features and benefits.”

Surrendering your policy for its net cash surrender value

Upon written request satisfactory to us, you can surrender (give us back) your policy for its “net cash surrender value” at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan

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interest, minus any amount of your policy account value that is “restricted” as a result of previously distributed “terminal illness living benefits,” and further reduced for any monthly benefit payments made under the Long-Term Care ServicesSM Rider (see “Other benefits you can add by rider: Long-Term Care ServicesSM Rider” in this prospectus), and minus any surrender charge that then remains applicable. The surrender charge is described in “Charges and expenses you will pay” in this prospectus.

Please refer to “Tax information” below for the possible tax consequences of surrendering your policy.

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7. Tax information

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

Basic income tax treatment for you and your beneficiary

An Incentive Life Legacy® policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the “Code”) and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. The following discussion assumes that the policies meet these requirements and, therefore, that generally:

•	the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

•	increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

The IRS, however, could disagree with our position such that certain tax consequences could be other than as described. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner. See “Assigning your policy” in this prospectus. See also special rules below for “Business and employer owned policies,” and for the discussion of insurable interest under “Other information.”

Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a “modified endowment contract” (sometimes also referred to as a “MEC”). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

Testing for modified endowment contract status.  Your policy will be a “modified endowment contract” if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. (“Paid up” means that no future premiums would be required.) This is called the “seven-pay” test.

Whenever there is a “material change” under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A “material change” for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy’s face amount or certain other changes.

If your policy’s benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid during its first seven years (or within seven years after a material change) are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that

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your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See “Changes we can make” in this prospectus.

Taxation of pre-death distributions if your policy is not a modified endowment contract.  As long as your policy remains in force as a non-modified endowment contract, policy loans will generally be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. However, there is some uncertainty as to the federal tax treatment of policy loans with a small or no spread between the interest rate charged and the interest rate credited on the amount loaned. You should consult a qualified tax adviser as to the federal tax treatment of such loans. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your “basis” in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

Policy loans.  Policy loans can cause taxable income upon the termination of a policy with no cash payout. In the case of a surrender, the loan amount is taken into account in determining any taxable amount and such income can also exceed the payment received. These events can occur from potential situations which include: (1) amount of outstanding policy debt (loans taken plus unpaid interest amounts added to the outstanding loan) at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charges due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if an adjustable policy loan rate is in effect.

Ideally a policy loan will be paid from income tax free death benefit proceeds if your policy is kept in force until the death of the insured. To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax advisor at least annually, and take appropriate preventative action. As indicated above, in the case of a policy that is a modified endowment contract (“MEC”), any loan will be treated as a distribution when made, and thus may be taxable at such time.

Taxation of pre-death distributions if your policy is a modified endowment contract.  Any distribution from your policy will be taxed on an “income-first” basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the Company (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1⁄2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four

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preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. So, for example, if a policy has been collaterally assigned as security for a loan and the policy subsequently becomes a MEC there could be a taxable deemed distribution even though the policy owner has not received any payment from us.

Policy changes.  Changes made to a life insurance policy, for example, a decrease in benefits, a death benefit option change, or the termination or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. This action may be required under the tax law even though the policy may not be sufficiently funded to keep it in force for a desired duration. In some cases, premium payments for a policy year could be limited to the amount needed to keep the policy in force until the end of the policy year. You should carefully go over the implications of any policy changes with your advisor before making a change.

Restoration of a terminated policy.  For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

Tax treatment of living benefits rider or Long-Term Care ServicesSM Rider under a policy with the applicable rider

Living benefits rider.  Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our living benefits rider meet the tax law’s definition of terminally ill and can qualify for this income tax exclusion.

Long-Term Care ServicesSM Rider.  Benefits received under the Long-Term Care ServicesSM Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under section 101(g) of the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. However, receipt of these benefits may be taxable in part. Generally income exclusion for all payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act (“HIPAA”) per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

Charges for the Long-Term Care ServicesSM Rider may be considered distributions for income tax purposes, and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. See above for tax treatment of distributions to you. Charges for the Long-Term Care ServicesSM Rider are generally not considered deductible for income tax purposes. The Long-Term Care ServicesSM Rider is not intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code.

Any adjustments made to your policy death benefit, face amount and other values as a result of Long-Term Care ServicesSM Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.

Under either rider,  if the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer. Also, if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee to the provider of medical care.

Business and employer owned policies

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

Requirements for income tax free death benefits.  Federal tax law imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be

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insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner’s income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.

The rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term “material” has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance with the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

Limitations on interest deductibility for business owned life insurance.  Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that the entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called “split-dollar” arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy’s average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity’s other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

Uses of policy which may be scrutinized.  The IRS may view certain uses of life insurance policies as a tax shelter or as an abusive transaction. Please consult your tax advisor for the most up-to-date information as to IRS “Recognized Abusive and Listed Transactions” and how they may affect your policy.

Requirement that we diversify investments

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements, though no assurances can be given in this regard.

Estate, gift, and generation-skipping taxes

If the policy’s owner is the insured person, the death benefit will generally be includable in the owner’s estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner’s estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person’s taxable estate, total at least $10 million (this statutory amount is to be indexed for inflation after 2010). A portability rule generally permits a surviving spouse to elect to carry over the unused portion of the deceased spouse’s exclusion amount.

Certain amounts may be deductible or excludable, such as gifts and bequests to a person’s spouse or charitable institutions, as well as for certain gifts per recipient per year ($16,000 for 2022, indexed for inflation).

As a general rule, if you make a “transfer” to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent “skips” his or her children and names his or her grandchildren as a policy’s beneficiaries. In that case, the generation-skipping “transfer” would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals are generally allowed an aggregate generation-skipping tax exemption of the same amount discussed above for estate and gift taxes, but without portability.

The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of

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policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Pension and profit-sharing plans

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

Split-dollar and other employee benefit programs

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further, certain split-dollar arrangements may come within the rules for business- and employer-owned policies. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person’s consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this policy is being or was purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of the following guidance. In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly-traded or publicly-reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities

Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.

3.8% Tax on Net Investment Income or “NII”

The 3.8% tax on certain unearned income of taxpayers whose adjusted incomes exceed certain thresholds applies to all or part of a taxpayer’s NII. As currently interpreted under IRS guidelines, NII includes the taxable portion of an annuitized payment from a life insurance contract. It has not been defined to include taxable amounts from partial withdrawals, surrenders or lapses of life insurance policies subject to loans. You should consult your tax advisor as to the applicability of this tax to you.

Our taxes

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Tax withholding and information reporting

Status for income tax purposes; FATCA.  In order for us to comply with income tax withholding and information reporting rules which may apply to life insurance policies, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply.

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Information reporting rules could apply not only to specified transactions, but also to life insurance policy ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.- source payments, and similar or related withholding and information reporting rules, we may be required to report policy values and other information for certain policyholders. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.  Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction. For Puerto Rico and other jurisdictions, income is considered U.S.-source income. We anticipate requiring owners or beneficiaries in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income.

Possibility of future tax changes and other tax information

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a life insurance policy. Legislative proposals could make sweeping changes to many longstanding tax rules, including certain tax benefits currently available to newly purchased cash value life insurance policies. Proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what if any, legislation will actually be proposed or enacted or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include new rules for testing for policies issued on a special risk class basis. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.

The policies described in this Prospectus are tested for qualification as life insurance using the 2001 Commissioners Standard Ordinary (“2001 CSO”) mortality tables. See “Cost of insurance charge” in this Prospectus. Due to updated State insurance laws and Federal income tax rules new life insurance policies using any mortality tables other than the 2017 Commissioners Standard Ordinary (“2017 CSO”) mortality tables cannot be sold after December 31, 2019.

This change in prevailing mortality tables does not affect existing policies described in this Prospectus, as they were all purchased before January 1, 2020. The policies will continue to be tested for tax purposes using the 2001 CSO mortality tables. The IRS has issued guidance on changes made after December 31, 2019 to policies issued before 2020 which are tested using the 2001 CSO mortality tables. This IRS “safe harbor” guidance permits certain policy changes without losing the ability to use the 2001 CSO mortality tables for testing. If we determine that certain future changes to your policy would cause it to lose its ability to be tax tested under the 2001 CSO mortality tables, we intend to refuse such transactions which might have otherwise been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 2001 CSO mortality tables. Accordingly, requests for substitution of the insured will not be permitted in the absence of further guidance. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.

Other information

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policy owner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause

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the policy owner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policy owner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policy owners investment control over the investments underlying the various investment options; however, the IRS could disagree with our posit on. The IRS could seek to treat policy owners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio’s shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account.

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8. More information about policy features and benefits

In addition to the standard death benefit(s) associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the “Fee Table.”

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Children’s Term Insurance Rider	Provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years.	Optional	• The insured under the base policy must be between the ages of 17 and 55. • The maximum amount of coverage is $25,000 for the Company and affiliates’ policies in force and applied for.
Disability Deduction Waiver Rider	Waives the monthly charges from the policy account value if the insured is totally disabled for at least six consecutive months, subject to certain conditions.	Optional

•   Issue ages are 0-59. However, coverage is not provided until the insured’s fifth birthday.

•   The maximum amount of coverage is $3,000,000 for the Company and affiliates’ policies in force and applied for.

•   Insured must be disabled for at least six consecutive months, and the disability must have begun prior to the policy anniversary nearest the insured’s 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured’s age 65 or termination of disability.

Extended No-Lapse Guarantee Rider	This rider provides you with an extended guarantee against policy termination for a specific period of time.	Optional

•   The rider was discontinued for new sales effective December 31, 2009.

•   The rider must be selected at issue and the Insured’s issue age must be 70 or younger.

•   The minimum benefit period is 20 years and the maximum period is to the policy anniversary nearest the insured’s 100th birthday.

•   The period cannot be changed after issue, extended once it expires or reactivated upon policy restoration after the end of the 61-day grace period.

•   The Death Benefit Option must be Option A.

•   Investment options are restricted to the EQ Allocation investment options and the GIO and the payment allocation to the GIO cannot be more than 25%.

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More information about policy features and benefits

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Living Benefits Rider	Enables you to receive a portion of the policy’s death benefit (with certain exclusions), if the insured person has a terminal illness.	Optional

•   Automatically included at issue unless declined. If elected after issue, we will deduct $100 from your policy account value at the time of the transaction.

•   Subject to underwriting guidelines and state availability, your policy will automatically include this rider if you apply for a face amount of at least $100,000, unless it is issued as a result of an Option To Purchase Additional Insurance election or a conversion from a term life policy or term rider.

•   The maximum aggregate amount of payments that will be paid under this rider for all policies issued by the Company or an affiliate company on the life of the same insured person is $500,000.

Loan Extension Endorsement	Protects against the lapse of your policy due to an outstanding policy loan in certain circumstances.	Standard

•   Your policy will automatically be placed on “loan extension,” if at the beginning of any policy month on or following the policy anniversary nearest the insured person’s 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

•   The net policy account value is not sufficient to cover the monthly deductions then due;

•   The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or (b) the initial base policy face amount;

•   The policy was issued with the Guideline Premium Test;

•   You have selected death benefit Option A;

•   You have not received a payment under either the Living Benefits Rider or the Long-Term Care ServicesSM Rider;

•   The policy is not in a grace period; and

•   No current or future distributions will be required to be paid from the policy to maintain its qualification as “life insurance” under the Internal Revenue Code.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Long-Term Care ServicesSM Rider	Provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured person being a chronically ill individual who is receiving qualified longterm care services in accordance with a plan of care.

•   Benefits are payable once we receive:

•   A written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services in accordance with a plan of care;

•   Proof that the “elimination period,” as discussed below, has been satisfied; and

•   Written notice of claim and proof of loss in a form satisfactory to us.

•   This rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 calendar days, beginning on the first day of any qualified long-term care services that are provided to the insured person.

•   The monthly rate charged for this rider varies based on the insured person’s sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected and whether you selected the rider with or without the optional Nonforfeiture Benefit.

•   Maximum total benefit under the policy depends on which death benefit option you pick and the Acceleration Percentage of the Long-Term Care ServicesSM Rider.

•   While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.

No-Lapse Guarantee	Generally guarantees that your policy will not terminate for a number of years.	Standard

•   Subject to the payment of certain specified amounts of premiums.

•   Guarantee will terminate if the amount of your outstanding policy loans and accrued loan interest is greater than your policy account value.

•   Subject to certain conditions, provides a guarantee against policy lapse for 10 years for issue ages 0-60, reduced by 1 year for each issue age between 61-64 and 5 years for issue ages 65 and over.

Option to Purchase Additional Insurance	Allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability.	Optional

•   The minimum option amount is $25,000 and the maximum amount is $100,000.

•   Issue ages are 0-37.

•   The maximum amount of coverage is $100,000 for the Company and affiliates’ policies in force and applied for.

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Paid Up Death Benefit Guarantee	Provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments.	Optional

•   Subject to certain requirements, you may elect to take advantage of this benefit at any time after the fourth year of your policy if the insured’s attained age is less than 100.

•   If you elect this benefit, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion.

•   Death benefit option must be Option A.

•   Not available if you received benefit payments under the Living Benefits Rider at any time.

•   This benefit will terminate if:

•   The sum of any outstanding policy loan and accrued interest exceeds your policy account value;

•   We make a payment under the Living Benefits Rider prior to continuing coverage under any Nonforfeiture Benefit; or

•   You request that we terminate the election.

Substitution of Insured Person Rider (We are not currently permitting changes of a policy’s insured person. For further information please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus.)

	Permits you to request after the policy’s second year that a new insured person replace the existing one.	Standard

•   Available for policies with a minimum face amount of $100,000, unless it is issued as a result of an Option to Purchase Additional Insurance election or a conversion from a term life policy.

•   Upon making this change, any no-lapse guarantee will terminate.

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Guarantee premium test for no lapse guarantees

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these guarantees as our “no lapse guarantee” and our optional “extended no lapse guarantee rider” and you can read more about them in “You can guarantee that your policy will not terminate before a certain date” in this prospectus. You can also read more about our extended no lapse guarantee rider in “Extended No Lapse Guarantee Rider” in this section.

Guarantee premium test.   If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date accumulated at 4% annually less any partial withdrawals accumulated at 4% annually (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for either the no lapse guarantee or extended no lapse guarantee rider and guarantee premiums for any optional benefit riders accumulated at 4% annually (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that you have always had death benefit Option A, any policy loan and accrued loan interest does not exceed the policy account value, and provided that the guarantee is still in effect.

Guarantee premiums.   The amounts of the monthly guarantee premiums for the no lapse guarantee and any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person’s risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period beyond its original number of years.

Paid up death benefit guarantee

Subject to our approval, you may elect the “paid up” death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy’s death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy’s death benefit and potential policy lapse. You may elect this benefit provided:

•	the insured’s attained age is not more than 99;

•	you have death benefit Option A in effect (see “About your life insurance benefit” in this prospectus);
•	we are not waiving monthly charges under the terms of a disability waiver rider;

•	you have not received any payment under a living benefits rider or under the Long-Term Care ServicesSM Rider;

•	the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

•	the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

•	the policy is not on loan extension. (For more information about loan extension, see “Accessing your money” in this prospectus;

•	the election would not reduce the face amount (see below) below $100,000;

•	no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

•	You agree to re-allocate your fund values to the guaranteed interest option and the EQ Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See “Restrictions on allocations and transfers” below).

The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate, including the Long-Term Care ServicesSM Rider. The policy’s net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy’s face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

Possible reduction of face amount.   The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $100,000.

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If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See “More information about policy charges” in this prospectus. In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See “Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)” under “Tax information.”

Restrictions on allocations and transfers.  While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the EQ Allocation investment options. (See Appendix: “Investment options under your policy” in this prospectus for the listing of EQ Allocation investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our EQ Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.

Other effects of this guarantee.  After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

•	premium payments

•	partial withdrawals

•	changes to the policy’s face amount or death benefit option
•	any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See “Tax treatment of distributions to you” under “Tax information” in this prospectus.)

Termination of this guarantee.  You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy’s grace period provision. If the guarantee terminates for any reason, it cannot be restored at a later date.

Example:  Policy owner age 35 has death benefit Option A, no loans and no riders. After the fourth policy year, the owner elects the Paid Up Death Benefit Guarantee assuming the requirements for the election are met. The face amount is adjusted to an amount that can be supported by the Net Cash Value and the death benefit is locked in and guaranteed for life regardless of investment performance.

Other benefits you can add by rider

You may be eligible for the following other optional benefits we currently make available by rider:

•	Extended No Lapse Guarantee — Described below.

•	Long-Term Care ServicesSM Rider — Described below.

•	Children’s Term Insurance Rider — This rider provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for the Company’s and affiliates’ policies in-force and applied for.

Example: Policy owner age 50 elects this rider for $10,000 of coverage on a child age 10. A fee of $5.00 per month ($0.50 x 10,000) will be deducted from the policy account value while the rider is in effect. If child dies at age 17, $10,000 will be paid to the beneficiary.

•	Disability Deduction Waiver — This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured’s 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured’s age 65 or the termination of disability. Issue ages are 0-59. However coverage is not provided until the insured’s fifth birthday. The maximum amount of coverage is $3,000,000 for the Company’s and affiliates’ policies in-force and applied for.

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Example: Insured who elected this rider at issue, at age 62 is totally disabled for six consecutive months. Monthly charges paid from the policy account value are waived until termination of the disability or the policy anniversary nearest the insureds age 65, since the disability arose after age 60.

•	Option to Purchase Additional Insurance — This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0-37. The maximum amount of coverage is $100,000 for the Company’s and affiliates’ policies in-force and applied for.

Example: A policy owner age 34 who elected this rider at issue purchases another policy with a face amount of $25,000 (which is the minimum for additional insurance). Charges for the rider will apply until the insured reaches age 40.

We add the following benefits automatically at no charge to each eligible policy:

•	Substitution of Insured Person Rider — For more information see “You can change your policy’s insured person” under “More information about procedures that apply to your policy.”

We are not currently permitting changes of a policy’s insured person. For further information, please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus.

•	Living Benefits Rider — Described below.

•	Paid Up Death Benefit Guarantee — For more information see “Paid up death benefit guarantee” in this section.

•	Loan Extension Endorsement — For more information see Loan extension (for guideline premium test policies only)” under “Accessing your money.”

The Company or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also “Tax information” in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.

Extended No Lapse Guarantee Rider.  An optional rider was available at issue subject to our underwriting requirements that provided for a longer no lapse guarantee period than the one in your base policy. The minimum guarantee period is 20 years from the register date, and the maximum period is to the policy anniversary nearest to the insured’s 100th birthday. Issue ages are 0-70. If you elected this rider at issue, the investment options available to you are restricted to the guaranteed interest option and the EQ Allocation investment options. You must have provided proper allocation instructions at the time you applied for this policy in order to have your policy issued with this rider.

This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

•	The rider has not terminated;

•	The guarantee premium test for no lapse guarantees has been satisfied (see “Guarantee premium test for no lapse guarantees” under “More information about policy features and benefits”);

•	The death benefit option under the policy has been Option A since it was issued; and

•	Any policy loan and accrued loan interest does not exceed the policy account value.

The monthly cost of this rider varies based on the individual characteristics of the insured, the face amount of the policy and the guarantee period you select. A change to the policy’s face amount may affect the cost of this rider. See “More information about policy charges” for more information on the charges we deduct for this rider. The rider will terminate upon our receipt of your written request to terminate or on the effective date of a change to death benefit Option B during the extended no lapse guarantee period. This rider cannot be reinstated once terminated.

While the rider is in effect, we currently limit your investment options under the policy to the EQ Allocation investment options and the guaranteed interest option. We also limit your premium allocations, transfers from the variable investment options to the guaranteed interest option and partial withdrawals from the variable investment options, as described below and loan repayments as described in “Accessing your money” in this prospectus.

Premium allocations.  You may instruct us to allocate up to 25% of your net premiums to the guaranteed interest option. The net premiums allocated to the guaranteed interest option will be limited to an amount so that the value in the guaranteed interest option does not exceed 25% of your total unloaned policy account value. Any portion of a net premium that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts for the variable investment options that you specified for that particular premium. If you did not specify, we will allocate that portion of the net premium in proportion to the premium allocation instructions for the variable investment options on record.

Transfers from the variable investment options to the guaranteed interest option.  You may make a transfer from one or more of the variable investment options to the guaranteed interest option as long as the transfer would not

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cause your value in the guaranteed interest option to exceed 25% of the total unloaned policy account value. Otherwise, we will reject the transfer request. If, at the time of a transfer request, the value of the guaranteed interest option already makes up 25% or more of your total unloaned policy account value, we will reject the transfer.

Partial withdrawals from the variable investment options.  Partial withdrawals from the variable investment options will be limited to an amount that will not result in your value in the guaranteed interest option exceeding 25% of your total unloaned policy account value. Any portion of the partial withdrawal not taken from the variable investment options will be taken from the guaranteed interest option. If you tell us how much of the partial withdrawal is to come from the values in each of your variable investment options, the total amount taken from the variable investment options will be divided among investment options in proportion to the amounts to be withdrawn from the investment options as you have specified. If you do not tell us, or if we are unable to make the withdrawal in this manner, the amount taken from the variable investment options will be divided among all of your variable investment options in proportion to your values in each.

Example: A representative insured age 60 (issue age of 50) has a policy that will lapse next month because the monthly charges exceed the net policy account value. The cumulative amount of premiums paid to date (less any partial withdrawals) exceeds the cumulative guarantee premiums due to date for the no-lapse guarantee. As a result, the rider is still in force and the policy did not lapse even when the net policy account value fell to zero.

Rider termination.  The extended no lapse guarantee rider will terminate on the earliest of the following:

•	the date your policy ends without value at the end of a grace period;

•	the date you surrender your policy;

•	the expiration date of the extended no lapse guarantee period shown in your policy;

•	the effective date of a change to death benefit Option B, during the extended no lapse guarantee period;

•	the effective date of the election of the paid up death benefit guarantee;

•	the date that a new insured person is substituted for the original insured person;

•	the date the policy goes on loan extension; or

•	the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.

This rider cannot be reinstated once it has been terminated.

Living Benefits Rider

Your option to receive a terminal illness living benefit

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy’s death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by the Company or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit on account of terminal illness, the Long-Term Care ServicesSM Rider for chronic illness benefits, if elected, will terminate and no further benefits will be payable under the Long-Term Care ServicesSM Rider. Long-Term Care ServicesSM Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a “lien” we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy’s net cash surrender value to the policy’s guaranteed interest option. This amount, together with the interest we charge thereon, will be “restricted” — that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy’s value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See “Tax information” below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

You can arrange to receive a “living benefit” if the insured person becomes terminally ill.

Example: Policy owner is age 55 and has been diagnosed with cancer. He is not expected to live longer than 12 months and submits a claim for Living Benefits under a policy with a $200,000 face amount. The cash surrender value of the policy is currently $50,000. He has a policy loan

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(including accrued interest) of $25,000 outstanding on the policy, so his net death benefit is $200,000 – $25,000 = $175,000 and his net cash surrender value is $50,000 – $25,000 = $25,000.

The maximum Living Benefits payment available is the lesser of $500,000 and 75% of his $175,000 net death benefit = $131,250. Policy owner requests half of this amount, or $65,625, on his claim and receives a lump sum payment of $65,375 (claim processing fee of $250 assessed). Policy owner dies 10 months after filing his claim for Living Benefits. His wife as the beneficiary on his policy receives $128,372. This death claim payment and other policy values are calculated as follows:

Before Payment of Living Benefits:
Policy Loan Outstanding	$25,000
Net Death Benefit	$175,000
Net Cash Surrender Value	$25,000
Living Benefits Payment Requested	$65,625
Net Amount Minus $250 Processing Fee	$65,375

Immediately After Payment of Living Benefits
Net Death Benefit	$175,000
Lien Outstanding	$65,625
Death Benefit Net of the Policy Loan and Lien	$109,375
Net Cash Surrender Value	$25,000
Initial Lien against Cash Value [65,625 x (25,000/175,000)](1)	$9,375
Cash Surrender Value Net of Policy Loan and Lien	$15,625
(1)

The lien resulting from the Living Benefit payment is equal to the amount of Living Benefit plus accrued interest plus additional amounts, if any, that are advanced to keep the policy in force. The amount of cash value net of existing policy loans, in excess of a specified percentage (which will not be greater than 100%) of the lien, is available for additional policy loans or partial withdrawals. The specified percentage is equal to the net cash value divided by the net death benefit. The net cash value is the cash value minus any outstanding policy loan and accrued loan interest. The net death benefit is the death benefit minus any outstanding policy loan and accrued loan interest.

Ten Months Later:
Lien	$65,625
Interest on Lien(2)	$2,852
Lien Plus Interest	$68,477
Policy Loan	$25,000
Interest on Policy Loan(2)	$1,037
Policy Loan Plus Interest	$26,037
Death Benefit Net of Policy Loan and Lien [200,000 – $68,477 – $26,037]	$105,486
(2)

Assumes a hypothetical 8% annual rate for the outstanding policy loan and the Lien. For policies with cash values, the actual interest rate for the Lien at the time the Living Benefits payment is made will not exceed the greater of: (i) the 90-Day Treasury Bill or (ii) the higher of (a) the maximum adjustable policy loan interest rate based on the

“Published Monthly Average,” as defined below, for the calendar month that ends two months before the date of application for the Living Benefits payment or (b) the policy guaranteed cash value interest rate plus 1% per year.* The interest rate accrued on the portion of the Lien that is allocated to the policy cash value will not be more than the policy loan interest rate.
*

For policies without cash values, the actual interest rate for the Lien at the time the Living Benefits payment is made will not exceed the greater of: (i) the 90-Day Treasury Bill or (ii) the “Published Monthly Average,” as defined below, for the calendar month that ends two months before the date of application for the Living Benefits payment.

The “Published Monthly Average” means the Moody’s Corporate Bond Yield Average — Monthly Average Corporates published by Moody’s Investors Service, Inc., or any successor thereto. If such averages are no longer published, we will use such other averages as may be established by regulation by the insurance supervisory official of the jurisdiction in which this policy is delivered.

Long-Term Care ServicesSM Rider.(1)  In states where approved, an optional rider may be elected at issue that provides for the acceleration of the policy death benefit as a payment of a portion of the policy’s death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services.(2) Benefits accelerated under this rider will be treated as a lien against policy values. While this rider is in force, policy face amount increases and death benefit option changes are not permitted.

An individual qualifies as “chronically ill” if they have been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services pursuant to a written plan of care; 2) proof that the “elimination period,” as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. We require recertification every twelve months from the date of the initial or subsequent certification to continue monthly benefit payments, otherwise, benefit payments will terminate at the end of the twelve-month period. This rider may not cover all of the costs associated with long-term care services during the insured person’s period of coverage.

The monthly rate for this rider varies based on the insured person’s sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected. See “More information about policy benefits”, for more information on the charges we deduct for this rider.

(1)	In the state of Massachusetts, this benefit will be called the Accelerated Death Benefit for Chronic Illness Rider.
(2)	For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form.

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If the net policy account value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. When monthly benefits under the Long Term Care ServicesSM Rider are being paid we will waive the monthly charge for the Long-Term Care ServicesSM Rider.

We will pay up to the long-term care specified amount for qualified long-term care services for the insured person for the duration of a period of coverage. The initial long-term care specified amount is equal to the face amount of the base policy at issue. This amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount will reduce the current long-term care specified amount to an amount equal to the lesser of:

(a) the new policy face amount; or (b) the long-term care specified amount immediately prior to the face amount decrease. Any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal. The maximum monthly benefit in either case will then be equal to the new long-term care specified amount multiplied by the benefit percentage.

The maximum monthly benefit is the maximum amount an affiliated company or we will pay in a month for qualified long-term care services for the insured person. Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America and Equitable Financial Life and Annuity Company are all affiliates. The maximum monthly benefit payment amount that you can purchase from the Company and its affiliates is limited to $50,000 per month, per insured person. The maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage that you have selected. This amount may change due to subsequent policy transactions. See below for maximum monthly payment limitations.

Each month, we will pay the monthly benefit payment (a portion of which may be applied to repay an outstanding policy loan) for qualified long-term care services for the insured person. The monthly benefit payment is equal to the lesser of:

(1)	the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

(2)

the monthly equivalent of 200% (100% in the State of New York) of the per day limit allowed by the Health Insurance Portability and Accountability Act. (We reserve the right to increase this percentage.)

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage, accumulated at 0% interest. We subtract the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. For the purposes of determining the cash surrender value of this policy, the unloaned policy account value and surrender charge (if applicable) will be reduced pro rata for the portion of the policy face amount that we have accelerated to date. However, the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.

Elimination period.   The Long-Term Care ServicesSM Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Except as described below, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of care in a qualified long-term care facility or qualified days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. If the elimination period is not satisfied within this time period, you must submit a new claim for benefits under this rider. This means that a new elimination period of 90 days must be satisfied within a new 24-month period. The elimination period must be satisfied only once while this rider is in effect.

Furthermore, and solely at our discretion, we may deem the elimination period to be satisfied if the insured person provides proof of care from a U.S. licensed health care provider for at least 60 service days (approximately 5 days a week) within a consecutive period of 90 days starting on the first day on which such services are first provided.

You can request retroactive payment of benefits for the elimination period if a U.S. licensed health care practitioner provides written certification that the insured person is chronically ill and is expected to require qualified long-term care services for the remainder of the insured person’s life, once the elimination period and all other eligibility requirements have been satisfied. The amount of any such retroactive payment will be deducted from the maximum total benefit.

Period of coverage.   The period of coverage is the period of time during which the insured person receives services that are covered under the Long-Term Care ServicesSM Rider and for which benefits are payable. This begins on the first day of covered services received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

(1)	the date that we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

(2)	the date we determine you are no longer eligible to receive benefits in accordance with the terms of this rider;

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(3)	the date when you request that we terminate benefit payments under this rider;

(4)	the date the accumulated benefit lien amount equals the current long-term care specified amount;

(5)	the date that you surrender the policy;

(6)	the date we make a payment under the living benefits rider (for terminal illness); or

(7)	the date of death of the insured person.

During a period of coverage:

(1)	Partial withdrawals, face amount decreases and premium payments are not permitted.

(2)	Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment; this amount will be treated as a lien against your policy values.

(3)

If there is an outstanding policy loan at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the long-term care specified amount that we have not accelerated to date.

(4)	The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

After a period of coverage ends:

(1)	The face amount of the policy and the long-term care specified amount are reduced by the accumulated benefit lien amount.

(2)	The unloaned policy account value will be reduced pro rata to the reduction in the policy face amount, but not by more than the accumulated benefit lien amount.

(3)	Any applicable surrender charges will be reduced pro rata to the reduction in the policy face amount.

(4)	The maximum monthly benefit will not be reduced.

(5)

The actual premium fund and no lapse guarantee premium fund values that are used by us to determine whether a guarantee against policy lapse or a guarantee of death benefit protection is in effect will also be reduced pro rata to the reduction in the policy face amount.

(6)	Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

(7)	The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire long-term care specified amount has been paid out during the period of coverage, this rider will terminate and the policy may terminate.

Rider termination.  This rider will terminate, and no further benefits will be payable (except as provided under the “Extension of Benefits” provision of this rider), on the earliest of the following:

(1)	at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

(2)	upon termination or surrender of the policy;

(3)	the date of the insured person’s death;

(4)	the date when the accumulated benefit lien amount equals the current long-term care specified amount;

(5)	the effective date of the election of the paid up death benefit guarantee;

(6)	the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date);

(7)	the date the policy goes on loan extension; or

(8)	on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

Extension of benefits.  If this policy lapses before the current long-term care specified amount has been paid out, while the insured person is confined in a long-term care facility, benefits for that confinement may be payable provided that the confinement began while this rider was in force and confinement must continue without interruption after the policy lapses. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement; (b) the date when the current long-term care specified amount has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

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For tax information concerning the Long-Term Care ServicesSM Rider, see “Tax information” in this prospectus.

Customer loyalty credit

We provide a customer loyalty credit for policies that have been in force for more than 20 years. This is added to your policy account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options. The amount in our investment options does not include any value we are holding as collateral for any policy loans. The percentage credit is currently at an annual rate of 0.05% beginning in the policy’s 21st year. This credit is not guaranteed however. Because Incentive Life Legacy® was first offered in 2006, no customer loyalty credit has yet been made to an Incentive Life Legacy® policy.

Variations among Incentive Life Legacy® policies

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

The Company also may vary or waive the charges (including surrender charges) and other terms of Incentive Life Legacy® where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Legacy®. We will make such variations only in accordance with uniform rules that we establish.

The Company or your financial professional can advise you about any variations that may apply to your policy.

Your right to cancel within a certain number of days

This is provided for information purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. In other states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your “Right to Examine” the policy.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see “Surrendering your policy for its net cash surrender value,” in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see “Tax information,” in this prospectus for possible consequences of cancelling your policy.

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9. More information about policy charges

How we allocate charges among your investment options

In your application for a policy, you tell us from which investment options you want us to take the policy’s monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.

Changes in charges

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see “Our taxes” under “Tax information” in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policy owners of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

Deducting policy charges

Purposes of policy charges.  The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see “More information about policy benefits.”

Transaction charges

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see “Periodic charges” below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

Premium charge.  We deduct an amount not to exceed 12% from each premium payment you send us. We currently deduct 12% from each premium payment during the first five policy years, and 2% from each premium payment in subsequent policy years. If the extended no lapse guarantee is in effect, we currently deduct 12% from each premium payment during the first ten policy years, and 2% from each premium payment in subsequent policy years. A similar charge applies to premiums attributed to requested face amount increases. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 12%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

Surrender charges.  If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $10.38 and $47.92 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year fifteen. The initial amount of surrender charge depends on each policy’s specific characteristics.

We will establish additional surrender charges for any increase in the base policy face amount you request that represents an increase over the previous highest base policy face amount. These charges will apply for fifteen years from the effective date of such increase. Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

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Request a decrease in your policy’s face amount.  If there is a requested base policy face amount reduction within the first fifteen policy years or within fifteen years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

Transfers among investment options.  Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy’s value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.

Adding a living benefits rider.  If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

Exercise of option to receive a terminal illness “living benefit.”  If you elect to receive a terminal illness “living benefit,” we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge.  We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge.  We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Policy illustration charge.  We do not charge for illustrations. We reserve the right to charge in the future.

Duplicate policy charge.  We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) by sending a check to our Administrative Office, or (ii) by any other means we make available to you.

Policy history charge.  We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) by sending a check to our Administrative Office, or (ii) by any other means we make available to you.

Charge for returned payments.  For each payment you make in connection with your policy that is returned for insufficient funds, we will charge a maximum of $25.

Periodic charges

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

Cost of insurance charge.  The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as “net amount at risk”) on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person’s increasing age.

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On a guaranteed basis, we deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 100). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed the maximum rates specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy® policies for insureds who are age 18 or above are based on the 2001 Commissioner’s Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy® policies for insureds who are under age 18 are based on the 2001 Commissioner’s Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Table. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner’s Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner’s Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

For policies issued at ages 0-17, an insured person’s cost of insurance rate is not based on that person’s status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an insured person issue age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person’s rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any changes, please see “Other information” in “Tax information” in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Mortality and expense risk charge.  We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 1.75% during the first ten policy years, and at an annual rate of 0.25% in policy years 11 through 20, with no charge in policy year 21 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 1.75%, 0.50% and 0.50%, respectively. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

Administrative charge.  In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. In all subsequent policy years (but not beyond the policy anniversary when the insured person is attained age 100), we currently deduct $10 at the beginning of each policy month. We reserve the right to increase or decrease

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this amount in the future, although it will never exceed $15. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

Loan interest spread.  We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. In no event will the loan interest spread exceed 1%. We deduct the loan interest spread on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see “Borrowing from your policy” under “Accessing your money” in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

Optional rider charges

If you elected the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them.

Children’s term insurance.   If you chose this rider, we deduct $0.50 per $1,000 of children’s term insurance from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child’s coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

Disability deduction waiver.  If you chose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. This amount is between 7% and 132% of all the other monthly charges (including charges for other riders elected) deducted from your policy account value on a guaranteed basis. The current monthly charges for this rider are lower than the maximum monthly charges.

Option to purchase additional insurance.  If you chose this rider, we deduct between $0.04 and $0.17 per $1,000 of the option to purchase additional insurance from your policy account value each month until the insured under the base policy reaches age 40 while the rider is in effect.

Extended no lapse guarantee.  If you chose this rider with coverage to age 100, we deduct between $0.02 and $0.08 per $1,000 of the initial base policy face amount, and per $1,000 of any requested increase in the base policy face amount, from your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect.

Long-Term Care ServicesSM Rider.  If you chose this rider, on a guaranteed basis we may deduct between $0.08 and $1.18 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect, but not when rider benefits are being paid. The amount at risk for this rider is the long-term care specified amount minus your policy account value, but not less than zero. The current monthly charges for this rider are lower than the maximum monthly charges.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of EQ Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the “underlying portfolios”). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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10. More information about procedures that apply to your policy

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

Dates and prices at which policy events occur

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Date of receipt.  Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Business day.  Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

Payments you make.  The following are reflected in your policy as of the date we receive them in complete and proper form:

•	premium payments received after the policy’s investment start date (discussed below)

•	loan repayments and interest payments

Requests you make.  The following transactions occur as of the date we receive your request in complete and proper form:

•	withdrawals

•	tax withholding elections

•	face amount decreases that result from a withdrawal

•	changes of allocation percentages for premium payments or monthly deductions

•	surrenders
•	changes of owner

•	changes of beneficiary

•	transfers from a variable investment option to the guaranteed interest option

•	loans

•	transfers among variable investment options

•	assignments

•	termination of paid up death benefit guarantee

The following transactions occur on your policy’s next monthly anniversary that coincides with or follows the date we approve your request:

•	changes in face amount

•	election of paid up death benefit guarantee

•	changes in death benefit option

•	changes of insured person

•	restoration of terminated policies

•	termination of any additional benefit riders you have elected

Automatic transfer service.  Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy’s initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy’s first monthly anniversary that coincides with or follows the date we receive your request.

Asset rebalancing service.  If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy’s Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

Delay in certain cases.  We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in “Delay of variable investment option proceeds” in this prospectus. We may also delay such transactions for any other legally permitted purpose.

Prices applicable to policy transactions.  If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day’s close of business, unless that day is not a

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business day. In that case, we use unit values computed as of the next business day’s close.

Effect of death or surrender.  You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

Policy issuance

Register date.  When we issue a policy, we assign it a “register date,” which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy’s register date.

•	If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

•	If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. We will determine the interest rate applicable to the guaranteed interest option based on the register date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policy owners to delay a register date (up to three months) in employer-sponsored cases.

Investment start date.  This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office; and (2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.

Commencement of insurance coverage.  You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

Non-issuance.  If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

Age; age at issue.  Unless the context in this prospectus requires otherwise, we consider the insured person’s “age” during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person’s age for the first policy year (“age at issue”) is that person’s age on whichever birthday is closer to (i.e., before or after) the policy’s register date.

Ways to make premium and loan payments

Payment options.  If you purchase an Equitable Financial Life Insurance Company policy, your premiums or loan payments generally must be paid by check drawn on a U.S. bank in U.S. dollars and made payable to “Equitable Financial Life Insurance Company” (for subsequent contributions please write your policy number on the check).

If you purchase an Equitable Financial Life Insurance Company of America policy, your premiums or loan payments generally must be paid by check drawn on a U.S. bank in U.S. dollars and made payable to “Equitable Financial Life Insurance Company of America” (for subsequent contributions please write your policy number on the check).

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. Cash and travelers’ checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than the Company and endorsed over to the Company only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

Assigning your policy

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office.

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We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under “Split-dollar and other employee benefit programs” and “Estate, gift, and generation-skipping taxes” in the “Tax information” section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

You can change your policy’s insured person

Note: Notwithstanding the information further below, based upon our current understanding of federal tax rules at the time this prospectus was prepared, we are not permitting changes of a policy’s insured person. For further information, please see “Possibility of future tax changes and other tax information” under “Tax information” in this prospectus. The following information, therefore, does not apply, absent IRS guidance that would permit such changes.

After the policy’s second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person’s insurance risk characteristics. In addition, any no lapse guarantee and Long-Term Care ServicesSM Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a “modified endowment contract” or to fail the Internal Revenue Code’s definition of “life insurance,” or in some cases require that we also distribute certain amounts to you from the policy. See “Tax information” in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance or causes the policy to lose its ability to be tested under the 2001 CSO tables. See “Other information” under “Tax information” in this prospectus. Also, if the paid up death benefit guarantee is in effect or your policy is on loan extension, you may not request to substitute the insured person.

Requirements for surrender requests

Your surrender request must include the policy number, your name, your taxpayer identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Gender-neutral policies

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Legacy® in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Legacy® policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a genderneutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Legacy® policy.

Future policy exchanges

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.

Broker transaction authority

After your policy has been issued, we may accept transfer requests and changes to your premium allocation instructions or fund transfers by telephone, mail, facsimile or electronically, and requests for our automatic transfer service

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or asset rebalancing service in writing, by mail or facsimile, from your financial professional, provided that we have your prior written authorization to do so on file. Accordingly, the Company will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. The Company will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. The Company will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. The Company may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity. The Company may terminate any such authorization at any time without prior notice.

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11. More information about other matters

About our general account

This policy is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a policy’s account value or any guaranteed benefits with which the policy was issued. The Company is solely responsible to the policy owner for the policy’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the policy are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account for Equitable Financial Life Insurance Company is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The general account for Equitable Financial Life Insurance Company of America is subject to regulation and supervision by the Commissioner of Insurance in the state of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

Transfers of your policy account value

Transfers not implemented.  If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person’s death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or (4) occurs.

Disruptive transfer activity.  You should note that the policy is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting

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portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of EQ Premier VIP Trust and EQ Advisors Trust (together, the “affiliated trusts”), as well as investment options with underlying portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated trusts” and, collectively with the affiliated trusts, the “trusts”). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Telephone and Internet requests

If you are a properly authorized person, you may make transfers between investment options over the Internet as described in this prospectus in “How to make transfers” under “Transferring your money among our investment options.”

Also, you may make the following additional types of requests by calling the number under “By Phone:” in “How to reach us” from a touch-tone phone, if the policy is individually owned and you are the owner, or through www.equitable.com if you are the individual owner:

•	changes of premium allocation percentages

•	changes of address

•	request forms and statements

•	enroll for electronic delivery and view statements/ documents online

•	to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine.

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If you wish to enroll through www.equitable.com, you must first agree to the terms and conditions set forth in our www.equitable.com Online Services Agreement, which you can find at our website. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through www.equitable.com are given by you; however, we reserve the right to refuse to process any transaction and/or block access to www.equitable.com if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of “Disruptive transfer activity” above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies. A wide variety of factors continue to impact financial and economic conditions, including, among others, volatility in the financial markets, rising inflation rates, supply chain disruptions, continued low interest rates and changes in fiscal or monetary policy. Efforts to prevent the spread of COVID-19 have affected our business directly in a number of ways, including through the temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent or episodic basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk including, but not limited to, cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Furthermore, declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of investments. Market volatility also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are still highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19 and its variants.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable life insurance product business. Because our variable life insurance product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and

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other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyberattacks may also interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue policies and process policy transactions. Even when our workforce and employees of our service providers and/or third-party administrators can work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing policies and processing of other policy-related transactions, as well as possibly being more susceptible to cyberattacks. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyberattacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

Suicide and certain misstatements

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

When we pay policy proceeds

General.  We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

Clearance of checks.  We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of guaranteed interest option proceeds.  We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

Delay of variable investment option proceeds.  We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

Delay to challenge coverage.  We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

Changes we can make

In addition to any of the other changes described in this prospectus, we have the right to modify how the Company or the Separate Account operate. For example, we have the right to:

•	combine two or more variable investment options or withdraw assets relating to Incentive Life Legacy® from one investment option and put them into another;

•	end the registration of, or re-register, each Separate Account under the Investment Company Act of 1940;

•	operate each Separate Account under the direction of a “committee” or discharge such a committee at any time;

•	restrict or eliminate any voting rights or privileges of policy owners (or other persons) that affect each Separate Account;

•	operate each Separate Account, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge each Separate Account an advisory fee.

•	We may make any legal investments we wish for each Separate Account. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

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If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy or change the face amount to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

Reports we will send you

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy’s current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 (for U.S. residents) or 1704-341-7000 (outside of the U.S.) if there are any errors.

Distribution of the policies

The policies are distributed by both Equitable Advisors and Equitable Distributors. The Distributors serve as principal underwriters of each Separate Account. The offering of the policies is intended to be continuous.

Equitable Advisors is an affiliate of the Company, and Equitable Distributors is a wholly owned subsidiary of Equitable Financial. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other life and annuity products we issue.

The policies are sold by financial professionals of Equitable Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors (“Selling broker-dealers”).

The Company pays compensation to both Distributors based on policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling brokerdealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of this prospectus are imposed as separate fees or charges under your policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see “Fee Table” and “More information about policy charges” in this prospectus.

As used below, the “target premium” is actuarially determined for each policy, based on that policy’s specific characteristics, as well as the policy’s face amount and Distributor, among other factors.

Equitable Advisors Compensation  The Company pays compensation to Equitable Advisors based on premium payments made on the policies sold through Equitable Advisors (“premium-based compensation”). The premium-based compensation will generally not exceed 99% of the premiums you pay up to one target premium in your policy’s first year; plus 8.5% of all other premiums you pay in your policy’s first year; plus 11% of all other premiums you pay in policy years two and later. Equitable Advisors, in turn, may pay a portion of the premium-based compensation received from the Company to the Equitable Advisors financial professional and/ or the Selling broker-dealer making the sale. Your Equitable Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on the unloaned account value of the policy sold (“asset-based compensation”). The compensation paid by Equitable Advisors varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the

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compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not Equitable Advisors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

Equitable Advisor’s financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company’s policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.  In an effort to promote the sale of the Company’s products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of our policy than it pays for the sale of a policy or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same policy. Equitable Advisors also pay different levels of compensation based on different policy types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s policies than products issued by other companies. Other forms of compensation provided to its financial professionals and/or managerial personnel include health and retirement benefits, expense reimbursements, marketing allowances and premium-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s policies and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our policy over a policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA and other federal and state regulatory authorities, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you and, for certain accounts depending on applicable rules, that are in your best interest, based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Equitable Distributors Compensation  The Company pays premium-based and asset-based compensation (together “compensation”) to Equitable Distributors. Premium-based compensation is paid based on the Company’s policies sold through Equitable Distributor’s Selling broker-dealers. Asset-based compensation is paid based on the unloaned account value of policies sold through certain of Equitable Distributor’s Selling broker-dealers. Premium-based compensation will generally not exceed 135% of the premiums you pay up to one target premium in your policy’s first year; plus 5% of all other premiums you pay in your policy’s first year; plus 2.8% of all other premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation up to 0.15% in policy years 6-10 and up to 0.05% in policy years 11 and later may also be paid. Equitable Distributors, in turn, pays a portion of the compensation it receives to the Selling broker-dealer making the sale. The compensation paid by Equitable Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not Equitable Distributors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

These payments above also include compensation to cover operating expenses and marketing services under the terms of the Company’s distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers  Equitable Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for

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enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company’s products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our policies exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2021) received additional payments. These additional payments ranged from $3,171.81 to $7,843,461.69. The Company and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of the Company’s policies over policies and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

Allstate Financial Services, LLC; American Portfolios Financial Services; Ameriprise Financial Services; Avantax Investment Services, Inc.; BBVA Securities, Inc.; Cabot Lodge Securities, LLC; Cadaret, Grant & Co., Inc.; Cambridge Investment Research; Capital Investment Group; Centaurus Financial, Inc; Cetera Financial Group; Citigroup Global Markets, Inc.; Citizens Investment Services; Commonwealth Financial Network; Copper Financial Network, LLC; CUNA Brokerage Services; CUSO Financial Services; DPL Financial Partners; Equity Services Inc; Farmer’s Financial Solution; First Horizon Advisors; Galt Financial Group, Inc; Geneos Wealth Management; Gradient Securities, LLC; Grove Point Financial (H. Beck); Harbour Investments, Inc; Independent Financial

Group, LLC; Infinex Investments Inc.; Janney Montgomery Scott LLC; Kestra Investment Services, LLC; Key Investment Services LLC; Ladenburg Thalmann Advisor Network, LLC; Lincoln Financial Advisors Corp.; Lincoln Financial Securities Corp.; Lincoln Investment Planning; Lion Street Financial; LPL Financial Corporation; MML Investors Services, LLC; Morgan Stanley Smith Barney; Mutual of Omaha Investment Services, Inc.; Next Financial Group, Inc.; Park Avenue Securities, LLC; PlanMember Securities Corp.; PNC Investments; Primerica Financial Services, Inc.; Pruco Securities, LLC; Purshe Kaplan Sterling Investments, Inc; Raymond James; RBC Capital Markets Corporation; Santander Securities Corp.; Securian Financial Service Inc; Stifel, Nicolaus & Company, Inc.; The Advisor Group (AIG); The Huntington Investment Company; The Leaders Group, Inc.; U.S. Bank Center; UBS Financial Services Inc.; Valmark Securities, Inc.; Voya Financial Advisors, Inc.; Waddell & Reed, Inc.; Wells Fargo; World Equity Group

Legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policy owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the ability of the principal underwriter (if applicable) to perform its contract with the Separate Account.

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More information about other matters

12. Financial statements of the Separate Account and the Company

The financial statements of each Separate Account, as well as the financial statements and financial statement schedules of each Company, are incorporated in their respective Statement of Additional Information (“SAI”) by reference to the filed Form N-VPFS.

The financial statements and financial statement schedules of each Company have relevance for the policies only to the extent that they bear upon the ability of each Company to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative.

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Financial statements of the Separate Account and the Company

13. Personalized illustrations

Illustrations of policy benefits

Personalized illustrations.  Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations can be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person’s characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.

Different kinds of illustrations.  Personalized illustrations can reflect the investment management fees and expenses incurred in 2021 (or expected to be incurred in 2022, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios’ investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses based upon the aggregate assets in the Portfolios at the end of 2021. You may request a weighted illustration that computes the average of investment management fees and expenses of all portfolios. If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios. A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. You may also request a personalized illustration of the guaranteed interest option.

The effect of the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

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Personalized illustrations

Appendix: Investment options available under the policy

The following is a list of variable investment options available under the policy. More information about the variable investment options is available in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146673. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fees and expenses of the variable investment options, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each variable investment option’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Specialty	1290 VT Convertible Securities – Equitable Investment Management Group, LLC (“EIMG”); SSGA Funds Management, Inc.	0.96%	^	1.04%	13.77%	—
Asset Allocation	1290 VT DoubleLine Dynamic Allocation – EIMG; DoubleLine Capital LP	1.20%	^	10.10%	9.09%	—
Fixed Income	1290 VT DoubleLine Opportunistic Bond – EIMG; DoubleLine Capital LP	0.92%	^	-0.36%	2.96%	—
Equity	1290 VT Equity Income – EIMG; Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%	^	26.40%	8.90%	11.12%
Specialty	1290 VT GAMCO Mergers & Acquisitions – EIMG; GAMCO Asset Management, Inc.	1.28%	^	11.34%	3.81%	4.69%
Equity	1290 VT GAMCO Small Company Value – EIMG; GAMCO Asset Management, Inc.	1.05%		25.15%	10.62%	12.52%
Equity	1290 VT Small Cap Value – EIMG; Blackrock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.15%	^	38.52%	11.39%	—
Equity	1290 VT SmartBeta Equity ESG – EIMG; AXA Investment Managers US Inc.	1.10%	^	23.08%	14.65%	—
Equity	1290 VT Socially Responsible – EIMG; BlackRock Investment Management, LLC	0.90%		30.29%	18.59%	16.53%
Equity	EQ/2000 Managed Volatility† – EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.82%		13.92%	11.15%	12.35%
Equity	EQ/400 Managed Volatility† – EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.84%		23.63%	12.12%	13.11%
Equity	EQ/500 Managed Volatility† – EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.78%		27.63%	17.09%	15.30%
Equity	EQ/AB Small Cap Growth – EIMG; AllianceBernstein L.P.	0.90%		12.90%	17.28%	14.90%
Asset Allocation	EQ/Aggressive Allocation† – EIMG	1.14%		17.14%	12.85%	11.45%
Asset Allocation	EQ/All Asset Growth Allocation – EIMG	1.23%		10.92%	9.71%	8.15%
Equity	EQ/American Century Mid Cap Value – EIMG; American Century Investment Management, Inc.	1.00%	^	23.02%	—	—
Equity	EQ/Capital Group Research Portfolio – EIMG; Capital International, Inc.	0.97%	^	23.06%	19.20%	16.34%
Equity	EQ/ClearBridge Large Cap Growth ESG – EIMG; ClearBridge Investments, LLC	1.00%	^	21.67%	21.34%	16.67%
Equity	EQ/Common Stock Index – EIMG; AllianceBernstein L.P.	0.68%		24.93%	17.20%	15.53%
Asset Allocation	EQ/Conservative Allocation† – EIMG	1.00%	^	2.70%	4.46%	3.64%
Asset Allocation	EQ/Conservative-Plus Allocation† – EIMG	1.07%		6.76%	6.90%	5.90%
Fixed Income	EQ/Core Bond Index – EIMG; SSGA Funds Management, Inc.	0.65%	^	-2.08%	2.34%	1.74%
Fixed Income	EQ/Core Plus Bond Portfolio – EIMG; AXA Investment Managers, US Inc., Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.95%	^	-1.53%	4.19%	2.98%
Equity	EQ/Equity 500 Index – EIMG; AllianceBernstein L.P.	0.55%	^	27.98%	17.78%	15.84%
Equity	EQ/Fidelity Institutional AM® Large Cap – EIMG; FIAM LLC	0.87%	^	25.22%	—	—
Equity	EQ/Franklin Rising Dividends – EIMG; Franklin Advisers, Inc.	0.87%	^	26.76%	—	—
Fixed Income	EQ/Franklin Strategic Income – EIMG; Franklin Advisers, Inc.	0.93%	^	1.11%	—	—

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Appendix: Investment options available under the policy

		Current Expenses		Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	EQ/Global Equity Managed Volatility† – EIMG; BlackRock Investment Management, LLC, Invesco Advisers, Inc., Morgan Stanley Investment Management Inc.	1.14%	^	15.91%	12.94%	10.45%
Equity	EQ/Goldman Sachs Mid Cap Value – EIMG; Goldman Sachs Asset Management L.P.	1.09%	^	30.49%	—	—
Fixed Income	EQ/Intermediate Government Bond – EIMG; SSGA Funds Management, Inc.	0.65%	^	-2.18%	1.47%	0.90%
Equity	EQ/International Core Managed Volatility† – EIMG; BlackRock Investment Management, LLC, EARNEST Partners, LLC, Federated Global Investment Management Corp., Massachusetts Financial Services Company d/b/a MFS Investment Management	1.09%		10.02%	9.44%	6.79%
Equity	EQ/International Equity Index – EIMG; AllianceBernstein L.P.	0.79%		10.91%	8.03%	6.81%
Equity	EQ/International Managed Volatility† – EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.91%		10.59%	8.77%	6.97%
Equity	EQ/International Value Managed Volatility† – EIMG; BlackRock Investment Management, LLC, Harris Associates L.P.	1.08%		10.35%	7.76%	6.30%
Equity	EQ/Invesco Comstock – EIMG; Invesco Advisers, Inc.	1.00%	^	33.02%	11.27%	12.58%
Specialty	EQ/Invesco Global Real Assets – EIMG; Invesco Advisers, Inc., Invesco Asset Management Ltd.	1.18%		20.99%	—	—
Equity	EQ/Invesco International Growth – EIMG; Invesco Advisers, Inc.	1.14%		5.78%	—	—
Equity	EQ/Janus Enterprise – EIMG; Janus Henderson Investors US LLC(1)	1.04%		16.83%	18.93%	12.40%
Equity	EQ/JPMorgan Value Opportunities Portfolio – EIMG; J.P. Morgan Investment Management Inc.	0.96%		23.18%	11.70%	14.05%
Equity	EQ/Large Cap Core Managed Volatility† – EIMG; BlackRock Investment Management, LLC, Capital International, Inc., GQG Partners LLC, Vaughan Nelson Investment Management	0.87%		27.31%	17.05%	15.12%
Equity	EQ/Large Cap Growth Index – EIMG; AllianceBernstein L.P.	0.71%		26.70%	24.37%	18.92%
Equity	EQ/Large Cap Growth Managed Volatility† – EIMG; BlackRock Investment Management, LLC, HS Management Partners, LLC, Loomis, Sayles & Company, L.P., Polen Capital Management, LLC, T.Rowe Price Associates, Inc.	0.84%		24.38%	22.44%	17.85%
Equity	EQ/Large Cap Value Index – EIMG; AllianceBernstein L.P.	0.73%		24.20%	10.43%	12.20%
Equity	EQ/Large Cap Value Managed Volatility† – EIMG; AllianceBernstein L.P., Aristotle Capital Management, LLC, Massachusetts Financial Services Company d/b/a MFS Investment Management	0.85%		24.80%	11.16%	12.46%
Equity	EQ/Lazard Emerging Markets Equity – EIMG; Lazard Asset Management LLC	1.35%	^	5.92%	—	—
Equity	EQ/Loomis Sayles Growth – EIMG; Loomis, Sayles & Company, L.P.	1.05%	^	16.20%	21.12%	16.97%
Equity	EQ/MFS International Growth – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	9.35%	13.97%	9.75%
Equity	EQ/MFS International Intrinsic Value – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15%	^	10.24%	—	—
Equity	EQ/MFS Mid Cap Focused Growth – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	18.83%	—	—
Specialty	EQ/MFS Technology – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.12%		13.76%	—	—
Equity	EQ/Mid Cap Index – EIMG; AllianceBernstein L.P.	0.66%	^	23.87%	12.32%	13.42%
Equity	EQ/Mid Cap Value Managed Volatility† – EIMG; BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Wellington Management Company LLP	0.94%		27.44%	10.52%	12.59%
Asset Allocation	EQ/Moderate Allocation† – EIMG	1.07%		8.43%	8.07%	6.92%
Asset Allocation	EQ/Moderate-Plus Allocation† – EIMG	1.11%		12.67%	10.55%	9.26%
Cash/ Cash Equivalent	EQ/Money Market* – EIMG; BNY Mellon Investment Adviser, Inc.	0.70%		0.16%	0.71%	0.35%
Equity	EQ/Morgan Stanley Small Cap Growth – EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.17%	^	2.78%	26.15%	—
Fixed Income	EQ/PIMCO Real Return – EIMG; Pacific Investment Management Company LLC	0.77%	^	5.37%	—	—
Fixed Income	EQ/PIMCO Total Return ESG – EIMG; Pacific Investment Management Company LLC	0.75%	^	-1.44%	—	—
Fixed Income	EQ/PIMCO Ultra Short Bond – EIMG; Pacific Investment Management Company LLC	0.80%	^	-0.49%	1.21%	0.92%

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		Current Expenses		Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Fixed Income	EQ/Quality Bond PLUS – EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.79%		-2.18%	2.15%	1.53%
Equity	EQ/Small Company Index – EIMG; AllianceBernstein L.P.	0.62%		15.10%	11.78%	12.83%
Equity	EQ/T. Rowe Price Growth Stock – EIMG; T. Rowe Price Associates, Inc.	1.00%	^	13.82%	21.74%	18.20%
Equity	EQ/Value Equity – EIMG; Aristotle Capital Management, LLC	0.91%		25.38%	9.61%	11.64%
Specialty	EQ/Wellington Energy – EIMG; Wellington Management Company LLP	1.19%	^	35.48%	—	—
Equity	Multimanager Aggressive Equity – EIMG; 1832 Asset Management U.S. Inc., AllianceBernstein L.P., ClearBridge Investments, LLC, T. Rowe Price Associates, Inc., Westfield Capital Management Company, L.P.	0.95%		20.49%	23.74%	18.39%
Fixed Income	Multimanager Core Bond – EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.85%	^	-1.47%	2.90%	2.39%
Specialty	Multimanager Technology – EIMG; AllianceBernstein L.P., Allianz Global Investors U.S. LLC, Wellington Management Company LLP	1.24%	^	20.81%	29.43%	22.07%
Asset Allocation	Target 2025 Allocation – EIMG	1.09%		10.80%	9.98%	8.99%
Asset Allocation	Target 2035 Allocation – EIMG	1.05%		14.10%	11.65%	10.34%
Asset Allocation	Target 2045 Allocation – EIMG	1.05%		16.29%	12.68%	11.32%
Asset Allocation	Target 2055 Allocation – EIMG	1.10%	^	18.30%	13.87%	—
^	This Portfolio’s annual expenses reflect temporary fee reductions.
†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)

This is the Investment Manager or Sub Adviser’s (together the “Adviser”) new name, as applicable. The Adviser’s former name is Janus Capital Management LLC which may continue to be used in certain documents for a period of time after the date of this prospectus.

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Unaffiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2021)
TYPE	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
Equity	American Funds Insurance Series® Global Small Capitalization Fund – Capital Research and Management Company	1.15%	^	6.43%	15.16%	12.24%
Equity	American Funds Insurance Series® New World Fund® – Capital Research and Management Company	1.07%	^	4.63%	12.96%	8.41%
Fixed Income	Delaware Ivy VIP High Income – Delaware Management Company; Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.95%		6.06%	5.48%	6.60%
Equity	Delaware Ivy VIP Small Cap Growth – Delaware Management Company; Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited	1.14%	^	3.99%	15.83%	12.85%
Equity	Fidelity® VIP Growth & Income Portfolio – Fidelity Management and Research Company (FMR)	0.77%		25.64%	13.17%	13.79%
Equity	Fidelity® VIP Mid Cap Portfolio – Fidelity Management and Research Company (FMR)	0.86%		25.31%	13.32%	13.00%
Asset Allocation	Franklin Mutual Shares VIP Fund – Franklin Mutual Advisers, LLC	0.98%		19.17%	6.44%	9.00%
Equity	Franklin Small Cap Value VIP Fund – Franklin Mutual Advisers, LLC	0.91%		25.37%	9.94%	12.13%
Equity	Invesco V.I. Main Street Mid Cap Fund® – Invesco Advisers, Inc.	1.18%		22.86%	11.15%	10.52%
Equity	Invesco V.I. Small Cap Equity Fund – Invesco Advisers, Inc.	1.20%		20.09%	13.16%	12.01%
Equity	MFS® Investors Trust Series – Massachusetts Financial Services Company	1.03%	^	26.51%	16.95%	15.17%
Equity	MFS® Massachusetts Investors Growth Stock Portfolio – Massachusetts Financial Services Company	1.02%	^	25.66%	22.53%	17.29%
Specialty	PIMCO CommodityRealReturn® Strategy Portfolio – Pacific Investment Management Company LLC	1.03%	^	33.11%	5.61%	-1.98%
Equity	T. Rowe Price Equity Income Portfolio - II – T. Rowe Price Associates, Inc.	0.99%	^	25.22%	10.74%	11.54%
Equity	Templeton Developing Markets VIP Fund – Templeton Asset Management Ltd.	1.44%		-5.74%	10.60%	4.84%
Specialty	Templeton Global Bond VIP Fund – Franklin Advisers, Inc.	0.76%	^	-4.99%	-0.94%	1.13%
Equity	Templeton Growth VIP Fund – Templeton Global Advisors Limited	1.18%		4.87%	5.21%	7.36%
Specialty	VanEck VIP Global Resources Fund – Van Eck Associates Corporation	1.34%		18.68%	1.99%	-0.37%
^	This Portfolio’s annual expenses reflect temporary fee reductions.

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Appendix: States where certain policy features and/or benefits are not available or vary

The following information is a summary of the states where certain policies or certain features and/or benefits are either not available as of the date of this prospectus or vary from the policy’s features and benefits as previously described in this prospectus. Certain features and/or benefits may have been approved in your state after your policy was issued and cannot be added. Please contact your financial professional for more information about availability in your state.

States where certain policy features and/or benefits are not available or vary:

State	Features and benefits	Availability or variation
California	See “Long-Term Care ServicesSM Rider in “More information about policy features and benefits”

For any policy that goes on claim on or after January 1, 2020, at least 30 days before the first monthly benefit payment, we will provide you with additional information as required by California law, including an option to cancel the payment before the scheduled payment date. The scheduled payment date will be on the next monthly anniversary that is at least 30 days after the date all required documentation is received by us, including proof that the elimination period has been satisfied, if applicable.

See “When we pay policy proceeds” in “More information about other matters”

If you were issued a policy in California that includes the Long-Term Care ServicesSM Rider and you request a loan or partial withdrawal on or after January 1, 2020, additional information about the potential effects of the loan or partial withdrawal on the policy will be provided to you as required by California law. The request for the loan or withdrawal will not be honored until we receive an acknowledgement from the policyowner for this information.

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Appendix: States where certain policy features and/or benefits are not available or vary

Requesting more information

Each Statement of Additional Information (“SAI”), dated May 1, 2022, is incorporated into this prospectus by reference and is available upon request, free of charge, by calling our toll free number at 888-855-5100 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations by calling our toll free number at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.), or asking your financial professional.

You may visit the SEC’s web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

C000034998 - Equitable Financial Life Insurance Company
C000133362 - Equitable Financial Life Insurance Company of America	#264355

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

Statement of Additional Information

dated May 1, 2022

•	COIL Institutional SeriesSM
•	COIL Institutional SeriesSM (Series 162)
•	Equitable AdvantageSM
•	Incentive Life®
•	Incentive Life® ‘02
•	Incentive Life® ‘06
•	Incentive Life Legacy®
•	Incentive Life Legacy® II
•	IncentiveLife Legacy® III
•	Incentive Life Optimizer®
•	Incentive Life Optimizer® II
•	IncentiveLife Optimizer® III
•	Survivorship Incentive LifeSM Legacy
•	VUL Legacy®
•	VUL Optimizer®
•	VUL Survivorship

Flexible premium variable life insurance policies issued by Equitable Financial Life Insurance Company (the “Company”) with variable investment options offered under the Company’s Separate Account FP.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related prospectus, dated May 1, 2022. Each prospectus provides detailed information concerning the policy and the variable investment options, as well as the guaranteed interest option, that fund the policy. Each variable investment option is a subaccount of the Company’s Separate Account FP. Separate Account FP’s predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into AXA Equitable (now known as Equitable Financial Life Insurance Company), as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The guaranteed interest option is part of the Company’s general account. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectuses are available free of charge by writing the Administrative Office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) or by contacting your financial professional.

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, “our”, and “us”), (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the policies. The Company is solely responsible for paying all amounts owed to you under your policy.

Ways we pay policy proceeds

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee’s death. Otherwise, we will pay any such amounts to the payee’s estate.

We must approve any payment arrangements that involve a payee who is not a natural person (for example, a corporation) or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect.

Distribution of the policies

Equitable Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between Equitable Advisors and the Company. The Company paid Equitable Advisors as the distributors of certain policies, including these policies, and as the principal underwriter of several Company separate accounts, including Separate Account FP, $633,967,608 in 2021, $542,543,314 in 2020 and $550,516,044 in 2019. Of these amounts, for each of these three years, Equitable Advisors retained $282,627,531, $239,488,181, and $243,138,196, respectively.

Under a distribution agreement between Equitable Distributors and the Company and certain of the Company’s separate accounts, including Separate Account FP, the Company paid Equitable Distributors (or EDI, as applicable) as the distributor of certain policies, including these policies, and as the principal underwriter of several Company separate accounts, including Separate Account FP, $589,621,128 in 2021, $436,620,636 in 2020 and $490,158,726 in 2019. Of these amounts, for each of these three years, Equitable Distributors (or EDI, as applicable) retained $0, $0 and $0, respectively.

Copyright 2022. Equitable Financial Life Insurance Company, New York, New York 10104.

#248908

Underwriting a policy

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured’s age; (ii) whether the insured uses tobacco or not; and (iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual’s assessment for insurance, but all of these items are determined through the questions asked during the application process.

For COIL Institutional SeriesSM, COIL Institutional SeriesSM (Series 162), Equitable AdvantageSM, VUL Legacy®, VUL Optimizer® and VUL Survivorship policies

We base guaranteed cost of insurance rates under the policy on the 2017 Commissioner’s Standard Ordinary Mortality Tables.

For Incentive Life Legacy®, Incentive Life Legacy® II, IncentiveLife Legacy® III, Incentive Life Optimizer®, Incentive Life Optimizer® II, IncentiveLife Optimizer® III and Survivorship Incentive LifeSM Legacy policies

We base guaranteed cost of insurance rates under the policy on the 2001 Commissioner’s Standard Ordinary Mortality Tables.

For Incentive Life®, Incentive Life® ‘02, Incentive Life® ‘06 policies

We base guaranteed cost of insurance rates under the policy on the 1980 Commissioner’s Standard Ordinary Mortality Tables.

Insurance regulation that applies to the Company

We are regulated and supervised by the New York State Department of Financial Services. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

Custodian

The Company is the custodian for shares of the Trusts owned by Separate Account FP. The Company’s principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.

Independent registered public accounting firm

The (i) financial statements of each of the variable investment options of Separate Account FP as of December 31, 2021 and for each of the periods indicated therein and the (ii) consolidated financial statements and financial statement schedules of Equitable Financial Life Insurance Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 incorporated in this

Statement of Additional Information by reference to the filed Form N-VPFS have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, New York 10017.

Financial statements

The financial statements and financial statement schedules of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the policies.

2

PART C

OTHER INFORMATION

Item 30.	Exhibits

(a)	Board of Directors Resolution.

(1)

Certified resolution re Authority to Market Variable Life Insurance and Establish Separate Accounts, incorporated herein by reference to Exhibit No. 1-A(1)(a)(i) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts.

(1)

Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

(1)(a)

First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

(1)(b)

Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(1)(c)

Third Amendment dated as of November 1, 2014 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 19, 2016.

(1)(d)

Fourth Amendment dated as of August 1, 2015 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

(2)

Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

(2)(a)

Broker-Dealer and General Agent Sales Agreement dated as of March 15, 2016 between AXA Distributors, LLC, AXA Advisors, LLC and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

(2)(b)

Life Product Amendment to Broker-Dealer and General Agent Sales Agreement AMENDMENT, dated as of March 15, 2016, (such date, following execution and delivery by all parties, to be the “Effective Date”), by and among AXA Distributors, LLC (“Distributor”), AXA Advisors, LLC (“Broker-Dealer”) and AXA Network, LLC (“General Agent”), incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-103199) filed on April 19, 2019.

(3)

Distribution and Servicing Agreement dated as of May 1, 1994 among EQ Financial Consultants, Inc. (now AXA Advisors, LLC), Equitable and Equitable Variable Life Insurance Company incorporated herein by reference to Exhibit 1-A(8) to Registration Statement on Form N-4 (File No. 2-30070), refiled electronically July 10, 1998.

(4)

Letter of Agreement dated April 20, 1998 for Distribution Agreement, among The Equitable Life Assurance Society of the United States and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), incorporated by reference to Registration Statement (File No. 33-83750), filed on May 1, 1998.

(5)

Transition Agreement dated January 1, 2000 for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States incorporated herein by reference to Exhibit No. 1-A(10)(d) to Registration Statement on Form S-6, (File No. 333-17663), filed on April 19, 2001.

(6)

General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, (File No. 2-30070), filed April 19, 2004.

(6)(i)

First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

(6)(ii)

Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

(6)(iii)

Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(k) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(6)(iv)

Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(l) to the Registration Statement on Form N-4 (File No. 333- 127445), filed on August 11, 2005.

(6)(v)

Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

(6)(vi)

Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

(6)(vii)

Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

(6)(viii)

Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

(6)(ix)

Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(6)(x)

Tenth Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(6)(xi)

Eleventh Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(6)(xii)

Twelfth Amendment dated as of November 1, 2013 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(6)(xiii)

Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147) filed on September 9, 2015.

(6)(xiv)

Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

(6)(xv)

Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(6)(xvi)

Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) “) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(6)(xvii)

Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(6)(xviii)

Twentieth Amendment to General Agent Sales Agreement dated September 1, 2021, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(6)(xix)

Twenty First Amendment to General Agent Sales Agreement dated January 1, 2022, by and between Equitable Financial Life Insurance Company and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(7)

Form of BGA Sales Agreement for Fixed and Variable Life Insurance and Annuity Products incorporated herein by reference to Exhibit (c)(iv)(e) to Registration Statement File No. 333-103202 filed on April 27, 2004.

(d)	Contracts. (Including Riders and Endorsements)

(1)	Form of flexible premium variable life insurance policy (06-100), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(2)	Form of variable life insurance policy (09-100), previously filed with the registration statement on Form N-6 (File No. 333-134307), filed on August 26, 2009.

(3)	Form of Children’s Term Insurance Rider (Form R94-218), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(4)	Form of Disability Rider – Waiver of Monthly Deductions (Form R94-216), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(5)	Disability Rider – Waiver of Premiums (Form R94-216A), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on April 21, 2010.

(6)	Form of Option to Purchase Additional Insurance Rider (Form R94-204), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(7)	Form of Extended No Lapse Guarantee Rider (Form R06-20), previously filed with the registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(8)	Form of Extended No Lapse Guarantee Rider (Form R09-20), previously filed with the registration statement on Form N-6 (File No. 333-134307), filed on August 26, 2009.

(9)	Form of Paid Up Death Benefit Guarantee Endorsement (Form S.05-30), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(10)	Form of Paid Up Death Benefit Guarantee Endorsement (Form S.09-30), previously filed with the registration statement on Form N-6 (File No. 333-134307) filed on August 26, 2009.

(11)	Form of Substitution of Insured Person Rider (Form R94-212), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(12)	Form of Accelerated Death Benefit Rider (Form R06-90), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(13)	Form of Loan Extension Endorsement (Form S.05-20), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(14)	Form of Accelerated Death Benefit for Long-Term Care Services Rider (Form R06-90), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(15)	Form of Endorsement previously filed with this Registration Statement File No. 333-134307 on August 26, 2009.

(16)	Form of Charitable Legacy Rider previously filed with this Registration Statement File No. 333-134307 on August 26, 2009.

(17)	Form of Policy Rider is incorporated herein by reference to Exhibit 4(a) to Registration Statement on Form S-3, File No. 333-161963, filed on March 10, 2010.

(18)	Accelerated Death Benefit Rider for Long-Term Care Services Rider (ICC12-R12-10) incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103199), filed on April 26, 2012.

(19)	Form of Data Pages (No. ICC15-09-100-3) on this Registration Statement on Form N-6 (File No. 333-134307) previously filed with this Registration Statement File No. 333-134307 on December 24, 2014.

(20)	Form of Data Pages (No. 09-100-3NYRev.) on this Registration Statement on Form N-6 (File No. 333-134307) previously filed with this Registration Statement File No. 333-134307 on December 24, 2014.

(21)	Form of Data Pages (Form No. ICC14-09-100-3), previously filed with this Registration Statement File No. 333-134307 on April 24, 2015.

(22)	Form of Data Pages (Form No. 09-100-3NYRev.), previously filed with this Registration Statement File No. 333-134307 on April 24, 2015.

(23)	Military Aviation Exclusion Rider (ICC14-R14-100), incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-103199) filed on April 24, 2015.

(24)	Aerial Activities Exclusion Rider (ICC1-R14-110), incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-103199) filed on April 24, 2015.

(25)	Racing Activities Exclusion Rider (ICC14-R14-120), incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-103199) filed on April 24, 2015.

(26)	Aviation Exclusion Rider (ICC14-R14-80), incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-103199) filed on April 24, 2015.

(e)	Applications.

(1)	Form of Application for Life Insurance (Form AMIGV-2005), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(2)	Form of Application for Life Insurance (Form AMIGV-2009), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on August 26, 2009.

(3)	Form of Application for Life Insurance Part 2 (Form 180-M205N 10/00), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(4)	Form of Application for Life Insurance Part 2 (Form 180-225D), previously filed with (iii) this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

(5)	Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

(6)

Revised Form of Application for Life Insurance (AMIGV-2005), incorporated herein by (iv)(a) reference to Exhibit 26(e)(iv)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

(7)	Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL DB 2005), previously filed with this Registration Statement File No. 333-134307 on April 25, 2007.

(8)	Revised Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL DB 2005), previously filed with this Registration Statement File No. 333-134307 on April 22, 2008.

(9)	Form of Variable Universal Life Supplement to the Application (Form No. 180-6006a (2009), previously filed with this Registration Statement File No. 333-134307 on August 26, 2009.

(10)	Form of Application (AXA 301-01), incorporated herein by reference to Exhibit 26(e)(iii)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

(11)	Form of Flexible Premium Variable Universal Life Application (Form No. ICC14-AXA-ILLeg), previously filed with this Registration Statement File No. 333-134307 on April 24, 2015.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement to Form N-4, (File No. 333-05593), filed on April 24, 2012.

(2)	By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 19, 2006.

(3)

Amended and Restated By-Laws of Equitable Financial Life Insurance Company dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-4 (file No. 333-254385) filed on March 17, 2021.

(g)	Reinsurance Contracts.

(1)

Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company and Transamerica Financial Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(a)

Amendment No. 1 effective April 1, 2010 to the Automatic Reinsurance Agreement between AXA Equitable Life Insurance Company, MONY Life Insurance Company and Transamerica Financial Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(2)

Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Hannover Life Reassurance Company of America, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(3)

Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Swiss Re Life and Health America Inc., incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(a)

Amendment No. 1 effective July 15, 2011 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Swiss Re Life and Health America Inc. , incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(4)

Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and General Re Life Corporation, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(5)

Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and RGS Reinsurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(h)	Participation Agreements.

(1)(a)

Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

(a)(i)

Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

(a)(ii)

Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(a)(iii)

Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(a)(iv)

Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

(a)(v)

Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

(a)(vi)

Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

(a)(vii)

Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

(a)(viii)

Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

(a)(ix)

Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

(a)(x)

Amendment No. 10, dated January 15, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

(a)(xi)

Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

(a)(xii)

Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

(a)(xiii)

Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a)(xiv)

Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a)(xv)

Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

(a)(xvi)

Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

(1)(b)

Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

(b)(i)

Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(b)(ii)

Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(b)(iii)

Amendment No. 3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(b)(iv)

Amendment No. 4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(b)(v)

Amendment No. 5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

(b)(vii)

Amendment No. 6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

(b)(viii)

Amendment No. 7, dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

(b)(ix)

Amendment No. 8, dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

(b)(x)

Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

(b)(xi)

Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

(b)(xii)

Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

(b)(xiii)

Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

(b)(xiii)

Amendment No. 13 dated July 16, 2020 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(b)(xiv)

Amendment No. 14 dated February 1, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(b)(xv)

Amendment No. 15 dated February 26, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on April 29, 2021.

(b)(xvi)

Amendment No. 16 dated July 22, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on September 24, 2021.

(2)(a)

Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 811-10509, 333-70754) on Form N-1A filed on December 10, 2001.

(a)(i)

Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

(a)(ii)

Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

(a)(iii)

Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

(2)(b)

Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

(b)(i)

Amendment No. 1 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

(b)(ii)

Amendment No. 2, dated as of April 18, 2014 (“Amendment No. 2”) to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(iii)

Amendment No. 3, dated as of July 8, 2014 (“Amendment No. 3”) to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(iv)

Amendment No. 4, dated as of December 10, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(v)

Amendment No. 5, dated as of September 26, 2015 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

(3)(a)

Participation Agreement by and Among AIM Variable Insurance Funds, A I M Distributors, Inc., AXA Equitable Life Insurance Company, on Behalf of itself and its Separate Accounts, AXA Advisors, LLC, and AXA Distributors, LLC, dated July 1, 2005, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

(a)(i)

Amendment No. 1 effective October 15, 2009 among AIM Variable Insurance Funds, AIM Distributors, Inc., AXA Equitable Life Insurance Company, on behalf of its Separate Accounts, AXA Advisors, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 24, 2012.

(a)(ii)

Amendment No. 2, dated as of April 19, 2010, to the Participation Agreement dated as of July 1, 2005, by and among AIM Variable Insurance Funds, Invesco Aim Distributors, Inc., AXA Equitable Life Insurance Company, on behalf of itself and each of its segregated asset accounts, and AXA Advisors, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 21, 2015.

(a)(iii)

Amendment No. 3, dated as of April 19, 2010, to the Participation Agreement dated as of July 1, 2005, by and among AIM Variable Insurance Funds, Invesco Aim Distributors, Inc., AXA Equitable Life Insurance Company, on behalf of itself and each of its segregated asset accounts; and AXA Advisors, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 21, 2015.

(a)(iv)

Amendment No. 4, effective May 1, 2012, to the Participation Agreement dated July 1, 2005, among AIM Variable Insurance Funds, Invesco Distributors, Inc., AXA Equitable Life Insurance Company, on behalf of itself and each of its segregated asset accounts; AXA Advisors, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on April 25, 2012.

(a)(v)

Amendment No. 5, dated as of October 1, 2014, to the Participation Agreement dated July 1, 2005, by and among AIM Variable Insurance Funds Invesco Distributors, Inc., AXA Equitable Life Insurance Company, a New York life insurance company, on behalf of itself and each of its segregated asset accounts; and AXA Advisors, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-202147) filed on February 18, 2015.

(4)(a)

Fund Participation Agreement among AXA Equitable Life Insurance Company, American Century Investment Management, Inc., and American Century Investment Services, Inc., incorporated by reference to the Registration Statement on Form N-4 (File No. 333-153809) filed on July 8, 2011.

(5)(a)

Amended and Restated Participation Agreement dated April 16, 2010 among Variable Insurance Products Funds, Fidelity Distributors Corporation, and AXA Equitable Life Insurance Company incorporated by reference to the Registration Statement on Form N-4 (File No. 2-30070) filed on April 24, 2012.

(6)(a)

Participation Agreement as of July 1, 2005 Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors, LLC, and AXA Distributors, LLC, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

(a)(i)

Amendment No. 3 effective as of May 1, 2010 to Participation Agreement as of July 1, 2005 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors, LLC and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-130988) filed on April 24, 2012.

(a)(ii)

Amendment No. 5 effective as of May 1, 2012 to Participation Agreement dated July 1, 2005 and subsequently amended June 5, 2007, November 1, 2009, May 1, 2010 and August 16, 2010 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors, LLC and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on April 25, 2012.

(a)(iii)

Amendment No. 6, dated as of December 1, 2020, to Participation Agreement dated July 1, 2005, as amended, among Franklin Templeton Variable Products Trust, Franklin/Templeton Distributors, Inc., Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America and Equitable Distributors LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-248907) filed on December 16, 2020.

(a)(iv)

Amendment No. 7, dated as of February 12, 2021, to Participation Agreement dated July 1, 2005, as amended, among Franklin Templeton Variable Products Trust, Franklin/Templeton Distributors, Inc., Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America and Equitable Distributors LLC, filed herewith.

(7)(a)

Fund Participation Agreement among AXA Equitable Life Insurance Company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated October 20, 2009, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

(8)(a)

Fund Participation Agreement among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

(a)(i)

Amendment No. 1 dated April 1, 2010 to the Participation Agreement dated October 23, 2009 among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and AXA Equitable Life Insurance Company incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(a)(ii)

Amendment No. 2 dated May 1, 2012 to the Participation Agreement dated October 23, 2009 among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios , MONY Life Insurance Company, MONY Life Insurance Company of America and AXA Equitable Life Insurance Company hereby incorporated by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on April 25, 2012.

(a)(iii)

Amendment No. 3 dated September 5, 2013 to the Participation Agreement dated October 23, 2009 among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios, MONY Life Insurance Company, MONY Life Insurance Company of America and AXA Equitable Life Insurance Company hereby incorporated by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(a)(iv)

Amendment No. 4 dated October 14, 2013 to the Participation Agreement dated October 23, 2009 among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios, AXA Equitable Life Insurance Company and MONY Life Insurance Company of America hereby incorporated by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(a)(v)

Amendment No. 5 dated October 1, 2016 to the Participation Agreement dated October 23, 2009 among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios, AXA Equitable Life Insurance Company and MONY Life Insurance Company of America hereby incorporated by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(a)(vi)

Amendment No. 6 dated April 28, 2017 to the Participation Agreement dated October 23, 2009 among Ivy Distributors, Inc., Ivy Variable Insurance Portfolios, AXA Equitable Life Insurance Company and MONY Life Insurance Company of America, hereby incorporated by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

(a)(vii)

Amendment No. 7 dated August 28, 2020, to the Participation Agreement dated October 23, 2009 among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, Ivy Distributors, Inc. and Ivy Variable Insurance Portfolios, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2021.

(a)(viii)

Amendment No. 8 dated December 8, 2020, to the Participation Agreement dated October 23, 2009 among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, Ivy Distributors, Inc. and Ivy Variable Insurance Portfolios, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2021.

(9)(a)

Fund Participation Agreement among AXA Equitable Life Insurance Company, Lazard Retirement Series, Inc., and Lazard Asset Management Securities LLC, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

(10)(a)

Participation Agreement among MFS Variable Insurance Trust, Equitable Life Assurance Society of the United States, and Massachusetts Financial Service Company, dated July 18, 2002, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

(11)(a)

Participation Agreement among T.Rowe Price Equity Series, Inc., T.Rowe Price Investment Services, Inc. and AXA Equitable Life Insurance Company, dated July 20, 2005, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

(a)(i)

Amendment No. 3, effective May 1, 2012 to the Participation Agreement dated July 20, 2005 among AXA Equitable Life Insurance Company, T. Rowe Price Equity Series Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc., incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on April 25, 2012.

(a)(ii)

Fourth Amendment dated August 16, 2019 to the Participation Agreement dated July 20, 2005 by and between AXA Equitable Life Insurance Company, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to the Registration Statement filed on Form N-6 (File No. 333-229235) filed on February 18, 2020.

(a)(iii)

Amendment No. 5, effective May 1, 2021 to the Participation Agreement dated July 20, 2005 among Equitable Financial Life Insurance Company, T. Rowe Price Equity Series Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc., filed herewith.

(12)(a)

Participation Agreement dated October 1, 2013, by and among AXA Equitable Life Insurance Company, PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, incorporated herein by reference to Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(a)(i)

First Amendment to Participation Agreement entered into as of May 1, 2021 to Participation Agreement effective October 1, 2013, by and among Equitable Financial Life Insurance Company, PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, incorporated herein by reference to Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(a)(ii)

Second Amendment to Participation Agreement entered into as of October 7, 2021 to Participation Agreement effective October 1, 2013, by and among Equitable Financial Life Insurance Company, PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, incorporated herein by reference to Registration Statement filed on Form N-4 (File No. 2-30070) filed on April 20, 2022.

(13)(a)

Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and MONY Life Insurance Company, dated August 7, 2000, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

(a)(i)

Amendment No. 1 dated October 13, 2009 to the Participation Agreement, (the “Agreement”) dated August 7, 2000 by and among MONY Life Insurance Company, Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation (collectively, the “Parties”) adding AXA Equitable Insurance Company as a Party to the Agreement, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

(13)(b)

Participation Agreement dated October 1, 2013 among Van Eck Securities Corporation, Van Eck Associates Corporation, Van Eck VIP Trust and AXA Equitable Life Insurance Company hereby incorporated by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(b)(i)

Amendment No. 1 dated October 28, 2016 to the Participation Agreement dated October 1, 2013 among Van Eck Securities Corporation, Van Eck Associates Corporation, VanEck VIP Trust and AXA Equitable Life Insurance Company hereby incorporated by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(b)(ii)

Amendment to Participation Agreement effective September 25, 2020, to Participation Agreement dated October 1, 2013 by and among AXA Equitable Life Insurance Company, VanEck VIP Trust, Van Eck Securities Corporation and Van Eck Associates Corporation, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-134307) filed on April 21, 2021.

(14)(a)

Participation and Service Agreement among AXA Equitable Life Insurance Company and American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series (collectively the “Funds”), dated January 2, 2013, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 23, 2013.

(a)(i)

First Amendment, effective April 19, 2013 to the Participation Agreement dated January 2, 2013, as amended, by and among AXA Equitable Life Insurance Company, MONY Life Insurance Company of America, American Funds Distributors, Inc. American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, incorporated herein by reference to Registration Statement on Form N-4 (2-30070) filed on April 20, 2021.

(a)(ii)

Second Amendment, effective October 8, 2013 to the Participation Agreement dated January 2, 2013, as amended, by and among AXA Equitable Life Insurance Company, MONY Life Insurance Company of America, American Funds Distributors, Inc. American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-256251) filed on May 18, 2021.

(a)(iii)

Third Amendment, effective September 10, 2020 to the Participation Agreement dated January 2, 2013, as amended, by and among AXA Equitable Life Insurance Company, American Funds Distributors, Inc. American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, incorporated herein by reference to Registration Statement on Form N-4 (2-30070) filed on April 20, 2021.

(a)(iv)

Fourth Amendment, effective November 18, 2020 to the Participation Agreement dated January 2, 2013, as amended, by and among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, incorporated herein by reference to Registration Statement on Form N-4 (333-248907) filed on December 16, 2020.

(a)(v)

Fifth Amendment, effective February 5, 2021 to the Participation Agreement dated January 2, 2013, as amended, by and among Equitable Financial Life Insurance Company, Equitable Financial Life Insurance Company of America, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, filed herewith.

(i)	Administration Contracts. See (c)(ii), (iii) & (iv).

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion.

(i)	Opinion and Consent of Shane Daly, Vice President and Associate General Counsel of Equitable Financial, filed herewith.

(l)	Actuarial Opinion.

(i)	Opinion and Consent of Brian Lessing, FSA, MAAA, Actuary and Signatory Officer, incorporated by reference to the Registration Statement on Form N-6 (File No. 333-134307) filed on April 19, 2019.

(m)	Calculation.

(i)	Sample Calculation for Illustrations, incorporated by reference to the Registration Statement on Form N-6 (File No. 333-134307) filed on April 19, 2019.

(n)	Other Opinions.

(i)	Consent of PricewaterhouseCoopers LLP filed herewith.

(ii)	Powers of Attorney, filed herewith.

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

(i)

Description of Equitable’s Issuance, Transfer and Redemption Procedures for Flexible Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940, incorporated herein by reference to Exhibit No. 8 to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

Item 31.	Directors and Officers of the Depositor.

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of the Depositor.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE DEPOSITOR

DIRECTORS

Francis Hondal	Director
Mastercard
801 Brickell Avenue, Suite 1300
Miami, FL 33131

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
135 Ridge Common
Fairfield, CT 06824

Kristi A. Matus	Director
47-C Dana Road
Boxford, MA 02116

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
285 Central Park West
New York, New York 10024

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*José Ramón González	Chief Legal Officer and Secretary

*Jeffrey J. Hurd	Chief Operating Officer

*Robin M. Raju	Chief Financial Officer

*Michael B. Healy	Chief Information Officer

*Adrienne Johnson	Signatory Officer

*Nicholas Huth	Chief Compliance Officer

*William Eckert	Chief Accounting Officer

*Darryl Gibbs	Chief Diversity Officer

*William MacGregor	Associate General Counsel and Signatory Officer

*David W. Karr	Signatory Officer

*Jessica Baehr	Signatory Officer

*Mary Jean Bonadonna	Signatory Officer

*Eric Colby	Signatory Officer

*Steven M. Joenk	Chief Investment Officer

*Kenneth Kozlowski	Signatory Officer

*Barbara Lenkiewicz	Signatory Officer

*Carol Macaluso	Signatory Officer

*Hector Martinez	Signatory Officer

*James McCravy	Signatory Officer

*James Mellin	Signatory Officer

*Hillary Menard	Signatory Officer

*Kurt Meyers	Deputy General Counsel and Signatory Officer

*Maryanne (Masha) Mousserie	Signatory Officer

*Prabha (“Mary”) Ng	Chief Information Security Officer

*James O’Boyle	Signatory Officer

*Stephanie Shields	Signatory Officer

*Theresa Trusskey	Signatory Officer

*Antonio Di Caro	Signatory Officer

*Glen Gardner	Deputy Chief Investment Officer

*Shelby Holllister-Share	Signatory Officer

*Manuel Prendes	Signatory Officer

*Meredith Ratajczak	Chief Actuary

*Aaron Sarfatti	Chief Risk Officer and Chief Strategy Officer

*Stephen Scanlon	Signatory Officer

*Samuel Schwartz	Signatory Officer

*Gina Tyler	Chief Communications Officer

*Constance Weaver	Chief Marketing Officer

*Stephanie Withers	Chief Auditor

*Yun (“Julia”) Zhang	Treasurer

Item 32.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Separate Account No. FP (the “Separate Account”) is a separate account of Equitable Financial. Equitable Financial, a New York stock life insurance company, is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

(a) Equitable Holdings, Inc. – Subsidiary Organization Chart: Q4-2021 is incorporated herein by reference to Registration Statement (File No. 2-30070) on Form N-4 filed on April 20, 2022.

Item 33.	Indemnification

(a)	Indemnification of Officers and Directors

The by-laws of the Equitable Financial Life Insurance Company (“Equitable Financial”) provide, in Article VII, as follows:

7.4 Indemnification of Directors, Officers and Employees.

(a)	To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

(i)

Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)

To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726: Insurance Law ss.1216).

The directors and officers of Equitable Financial are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Sombo (Endurance Specialty Insurance Company), U.S. Specialty Insurance, ACE (Chubb), Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CAN, AIG, One Beacon, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel and ARGO RE Ltd. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriters

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Distributors, LLC and Equitable Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Distributors, LLC and Equitable Advisors, LLC.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34.	Principal Underwriters

(a) Equitable Advisors, LLC and Equitable Distributors, LLC are the principal underwriters for Separate Accounts 49, 70, A, FP, I and 45 of Equitable Financial, EQ Advisors Trust and of Equitable America Variable Accounts A, K, L and 70A. In addition, Equitable Advisors is the principal underwriter of Equitable Financial’s Separate Account 301.

(b) Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC and Equitable Distributors, LLC.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*David Karr	Director, Chairman of the Board and Chief Executive Officer

* William Auger	Director

*Nicholas B. Lane	Director

*Frank Massa	Director and President

*Aaron Sarfatti	Director

*Jessica Baehr	Director

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Risk Officer

*Alyssa Garrick	Vice President and Chief Operating Officer

*Patricia Boylan	Broker Dealer and Chief Compliance Officer

*Yun (“Julia”) Zhang	Senior Vice President and Treasurer

*Nia Dalley	Vice President and Chief Conflicts Officer

*Andrew Houston	Vice President, Investment Sales and Financial Planning

*Gina Jones	Vice President and Financial Crime Officer

*Dusten Long	Vice President

*Page Pennell	Vice President

*Sean Donovan	Assistant Vice President

*Alan Gradzki	Assistant Vice President

*Janie Smith	Assistant Vice President

*James Mellin	Chief Sales Officer

*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer

*James O’Boyle	Senior Vice President

*Prabha (“Mary”) Ng	Chief Information Security Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Christopher LaRussa	Investment Advisor Chief Compliance Officer

*Christian Cannon	Vice President and General Counsel

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

* Michael Cole	Vice President and Assistant Treasurer

*Constance (Connie) Weaver	Vice President

*Tony Richardson	Principal Operations Officer

*Michael Brudoley	Secretary

*Christine Medy	Assistant Secretary

*Francesca Divone	Assistant Secretary

(ii)	EQUITABLE DISTRIBUTORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*Nicholas B. Lane	Director, Chairman of the Board, President and Chief Executive Officer

*Jessica Baehr	Director, Executive Vice President and Head of Group Retirement

*Hector Martinez	Director, Executive Vice President and Head of Life Business

*Eric Brown	Senior Vice President

*James Crimmins	Senior Vice President

*James Daniello	Senior Vice President

*Michael B. Healy	Senior Vice President

*Patrick Ferris	Senior Vice President

*Brett Ford	Senior Vice President

*Bernard Heffernon	Senior Vice President

*David Kahal	Senior Vice President

*Fred Makonnen	Senior Vice President

*Matthew Schirripa	Senior Vice President

*David Veale	Senior Vice President

*Alfred Ayensu-Ghartey	Vice President and General Counsel

*Alfred D’Urso	Vice President and Chief Compliance Officer

*Mark Teitelbaum	Senior Vice President

*Candace Scappator	Vice President, Chief Financial Officer, Principal Financial Officer and Principal Operations Officer

*Gina Jones	Vice President and Financial Crime Officer

*Yun (“Julia”) Zhang	Senior Vice President and Treasurer

*Francesca Divone	Secretary

*Karen Farley	Vice President

*Richard Frink	Senior Vice President

*Michael J. Gass	Vice President

*Kathi Gopie	Vice President

*Timothy Jaeger	Vice President

*Jeremy Kachejian	Vice President

*Laird Johnson	Vice President

*Enrico Mossa	Vice President

*James C. Pazareskis	Vice President

*Samuel Schwartz	Vice President

*Greg Seavey	Vice President

* Michael Cole	Assistant Treasurer

*Jonathan Zales	Senior Vice President

*Stephen Scanlon	Director, Executive Vice President and Head of Individual Retirement

*Prabha (“Mary”) Ng	Senior Vice President and Chief Information Security Officer

*Gregory C. Lashinsky	Assistant Vice President, Financial Operations Principal

*Michael Brudoley	Assistant Secretary

*Christine Medy	Assistant Secretary

* Principal Business Address: 1290 Avenue of the Americas NY, NY 10140

(c)

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Equitable Advisors, LLC	N/A	$0	$0	$0
Equitable Distributors, LLC	N/A	$0	$0	$0

Item 35.	Location of Accounts and Records

This information is omitted as it is provided in the Registrant’s most recent report on Form N-CEN.

Item 36.	Management Services

Not applicable.

Item 37.	Representation Regarding Reasonableness of Aggregate Policy Fees and Charges

Equitable Financial represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Equitable Financial under the Policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 21st day of April, 2022.

SEPARATE ACCOUNT FP (REGISTRANT)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
(DEPOSITOR)

By:	/s/ Shane Daly
Shane Daly Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Chief Accounting Officer

*DIRECTORS:

Daniel G. Kaye	Kristi Matus	George Stansfield
Joan Lamm-Tennant	Mark Pearson	Bertram Scott
Francis Hondal	Charles G.T. Stonehill

*By:	/s/ Shane Daly
Shane Daly
Attorney-in-Fact
April 21, 2022